UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2021
Columbia Flexible Capital Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Flexible Capital Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Flexible Capital Income Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2011
Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since October 2020
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	07/28/11	38.27	12.54	9.84
	Including sales charges		30.27	11.23	9.18
Advisor Class*		11/08/12	38.61	12.82	10.07
Class C	Excluding sales charges	07/28/11	37.25	11.71	9.02
	Including sales charges		36.25	11.71	9.02
Institutional Class		07/28/11	38.60	12.83	10.10
Institutional 2 Class*		11/08/12	38.70	12.87	10.12
Institutional 3 Class*		03/01/17	38.70	12.87	10.00
Class R		07/28/11	37.88	12.26	9.55
Blended Benchmark			32.82	12.40	10.40
Bloomberg Barclays U.S. Aggregate Bond Index			-0.40	3.25	3.27
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and the Bloomberg Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg Barclays U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The “Bloomberg Barclays” indices will be re-branded as the “Bloomberg” indices effective August 24, 2021.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Flexible Capital Income Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 28, 2011 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Flexible Capital Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2021)
Common Stocks	40.7
Convertible Bonds	13.8
Convertible Preferred Stocks	14.0
Corporate Bonds & Notes	26.1
Limited Partnerships	1.1
Money Market Funds	3.2
Preferred Debt	0.7
Senior Loans	0.4
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Flexible Capital Income Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2021, the Fund’s Class A shares returned 38.27% excluding sales charges. During the same time period, the Fund outperformed its Blended Benchmark, which returned 32.82%, as well as the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -0.40%.
Market overview
U.S. equities delivered substantial gains for the 12 months ended May 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. This backdrop proved highly favorable for dividend-paying equities, which outperformed the broader market, as improving market conditions made investors more comfortable owning value stocks. Convertible bonds also generated modest gains, which we viewed as a positive development given that returns were well above historical norms in each of the past two calendar years. The improving growth outlook, while a headwind for rate-sensitive areas of the bond market, was generally supportive for the credit-oriented issues in which the Fund invests.
The Fund’s most notable contributors during the period
•	Equities delivered strong gains for the 12-month period ended May 31, 2021, and the Fund’s equity holdings were no exception, contributing strongly to the Fund’s results for the period.
○	United Parcel Service continued to capitalize on consumer needs to shop from home rather than in person, which further contributed to results.
○	The Fund’s outsized position in software giant Broadcom boosted relative return and made a significant contribution to return for the annual period.
○	We saw an opportunity to add to the Fund’s holding in Starwood Property Trust early in the period and it bounced back nicely in the second quarter of 2020, benefiting Fund performance.
•	The Fund also experienced solid returns from its convertible securities holdings. Our decision to participate in new issues and refinancing deals that came to market in the second and third quarters of 2020 benefited the Fund, particularly an American Eagle Outfitters convertible.
The Fund’s most notable detractors during the period
•	FirstEnergy, an electric utility whose shares plunged in mid-July 2020 after it was revealed that the company was involved in a corruption scandal involving Ohio state representatives, was a key detractor. We sold the stock from the portfolio.
•	The Fund’s holding in Citigroup Inc. detracted from performance. Citigroup was sold during the first half of the period, as there were other names in our universe that we believed displayed more attractive risk/return characteristics at that point in time.
•	The Fund’s convertible preferred in American Electric Power Company was sold early in the period. The convertible preferred performed better during the market drawdown relative to the company’s common stock and we decided to sell the convertible preferred in favor of owning the common stock, which we believed offered a more attractive opportunity at that time.
•	A new position in ViacomCBS preferred stock hurt performance. The company’s common stock declined sharply due to forced selling by a hedge fund that was compelled to unwind its holdings. Viewing this as a short-term, technical phenomenon, we used the downturn to add to the position at what we viewed to be a more attractive valuation.
Columbia Flexible Capital Income Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Flexible Capital Income Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,160.50	1,019.67	5.24	4.90	0.99
Advisor Class	1,000.00	1,000.00	1,161.10	1,020.84	3.97	3.72	0.75
Class C	1,000.00	1,000.00	1,156.70	1,015.99	9.20	8.60	1.74
Institutional Class	1,000.00	1,000.00	1,161.90	1,020.89	3.92	3.67	0.74
Institutional 2 Class	1,000.00	1,000.00	1,161.90	1,020.94	3.87	3.62	0.73
Institutional 3 Class	1,000.00	1,000.00	1,162.30	1,021.19	3.61	3.37	0.68
Class R	1,000.00	1,000.00	1,158.50	1,018.44	6.56	6.14	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Flexible Capital Income Fund | Annual Report 2021	7

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 40.9%
Issuer	Shares	Value ($)
Communication Services 1.9%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	425,000	12,507,750
Verizon Communications, Inc.	210,000	11,862,900
Total		24,370,650
Total Communication Services		24,370,650
Consumer Discretionary 2.3%
Hotels, Restaurants & Leisure 0.6%
Travel + Leisure Co.	125,000	8,143,750
Household Durables 1.1%
Newell Brands, Inc.	250,000	7,172,500
Whirlpool Corp.	29,000	6,875,610
Total		14,048,110
Specialty Retail 0.6%
Home Depot, Inc. (The)	22,500	7,175,475
Total Consumer Discretionary		29,367,335
Consumer Staples 3.4%
Food & Staples Retailing 0.7%
Walgreens Boots Alliance, Inc.	175,000	9,215,500
Food Products 1.3%
JM Smucker Co. (The)	47,500	6,331,275
Kraft Heinz Co. (The)	225,000	9,807,750
Total		16,139,025
Household Products 0.4%
Kimberly-Clark Corp.	45,000	5,878,350
Tobacco 1.0%
Philip Morris International, Inc.	130,000	12,535,900
Total Consumer Staples		43,768,775
Energy 2.8%
Oil, Gas & Consumable Fuels 2.8%
Chesapeake Energy Corp.	4,107	216,849
Chevron Corp.	120,000	12,454,800
Exxon Mobil Corp.	215,000	12,549,550
Valero Energy Corp.	125,000	10,050,000
Total		35,271,199
Total Energy		35,271,199
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 8.5%
Banks 3.4%
JPMorgan Chase & Co.	75,000	12,318,000
PNC Financial Services Group, Inc. (The)	67,500	13,140,900
U.S. Bancorp	155,000	9,420,900
Zions Bancorp	160,000	9,260,800
Total		44,140,600
Capital Markets 1.9%
Ares Capital Corp.	675,000	13,142,250
Morgan Stanley	75,000	6,821,250
TCG BDC, Inc.	300,000	4,038,000
Total		24,001,500
Insurance 1.6%
Hartford Financial Services Group, Inc. (The)	110,000	7,188,500
MetLife, Inc.	200,000	13,072,000
Total		20,260,500
Mortgage Real Estate Investment Trusts (REITS) 1.6%
Blackstone Mortgage Trust, Inc.	225,000	7,206,750
Starwood Property Trust, Inc.	525,000	13,329,750
Total		20,536,500
Total Financials		108,939,100
Health Care 3.1%
Biotechnology 1.0%
AbbVie, Inc.	110,000	12,452,000
Pharmaceuticals 2.1%
Amryt Pharma PLC, ADR(a)	172,608	2,028,144
Bristol-Myers Squibb Co.	100,000	6,572,000
Johnson & Johnson	75,000	12,693,750
Merck & Co., Inc.	80,000	6,071,200
Total		27,365,094
Total Health Care		39,817,094
Industrials 3.7%
Aerospace & Defense 1.0%
Raytheon Technologies Corp.	150,000	13,306,500
Air Freight & Logistics 1.2%
United Parcel Service, Inc., Class B	70,000	15,022,000
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 1.0%
Eaton Corp. PLC	85,000	12,346,250
Machinery 0.5%
AGCO Corp.	43,500	6,019,095
Total Industrials		46,693,845
Information Technology 8.9%
Communications Equipment 1.0%
Cisco Systems, Inc.	235,000	12,431,500
Electronic Equipment, Instruments & Components 1.3%
Corning, Inc.	225,000	9,816,750
Vishay Intertechnology, Inc.	275,000	6,619,250
Total		16,436,000
IT Services 1.0%
International Business Machines Corp.	90,000	12,936,600
Semiconductors & Semiconductor Equipment 3.1%
Broadcom, Inc.	42,500	20,074,025
Intel Corp.	115,000	6,568,800
Texas Instruments, Inc.	70,000	13,287,400
Total		39,930,225
Software 0.9%
NortonLifeLock, Inc.	400,000	11,064,000
Technology Hardware, Storage & Peripherals 1.6%
HP, Inc.	425,000	12,422,750
Seagate Technology Holdings PLC	85,000	8,138,750
Total		20,561,500
Total Information Technology		113,359,825
Materials 1.6%
Chemicals 1.6%
Dow, Inc.	195,000	13,341,900
Nutrien Ltd.	110,000	6,836,500
Total		20,178,400
Total Materials		20,178,400
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 3.1%
Equity Real Estate Investment Trusts (REITS) 3.1%
Crown Castle International Corp.	37,500	7,106,250
Life Storage, Inc.	70,000	6,960,800
Medical Properties Trust, Inc.	600,000	12,702,000
VICI Properties, Inc.	213,768	6,654,598
Welltower, Inc.	85,000	6,355,450
Total		39,779,098
Total Real Estate		39,779,098
Utilities 1.6%
Electric Utilities 1.6%
Duke Energy Corp.	60,000	6,013,200
Edison International	155,000	8,659,850
Pinnacle West Capital Corp.	72,500	6,132,050
Total		20,805,100
Total Utilities		20,805,100
Total Common Stocks (Cost $407,908,413)		522,350,421

Convertible Bonds 13.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 1.0%
Air Canada(b)
07/01/2025	4.000%	7,800,000	12,938,250
Cable and Satellite 1.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	12,000,000	12,384,000
Consumer Cyclical Services 0.5%
Zillow Group, Inc.
05/15/2025	2.750%	3,500,000	6,634,688
Diversified Manufacturing 0.5%
Greenbrier Companies, Inc. (The)(b)
04/15/2028	2.875%	5,700,000	6,047,700
Health Care 0.5%
Invacare Corp.
11/15/2024	5.000%	4,500,000	4,336,592
Novavax, Inc.
02/01/2023	3.750%	1,500,000	2,110,575
Total			6,447,167

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
May 31, 2021
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.3%
SunPower Corp.
01/15/2023	4.000%	2,808,000	3,491,894
Independent Energy —%
Chesapeake Energy Escrow(c),(d)
09/15/2026	0.000%	10,500,000	0
Leisure 1.3%
NCL Corp., Ltd.(b)
08/01/2025	5.375%	4,500,000	8,685,000
Royal Caribbean Cruises Ltd(b)
06/15/2023	4.250%	5,800,000	8,456,400
Total			17,141,400
Media and Entertainment 0.5%
fuboTV, Inc.(b)
02/15/2026	3.250%	7,700,000	6,766,375
Metals and Mining 0.1%
Ivanhoe Mines Ltd.(b)
04/15/2026	2.500%	1,364,000	1,664,080
Other Financial Institutions 0.7%
RWT Holdings, Inc.
10/01/2025	5.750%	9,050,000	9,107,015
Other REIT 1.5%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	5,300,000	5,412,890
PennyMac Corp.(b)
03/15/2026	5.500%	13,000,000	13,325,000
Total			18,737,890
Pharmaceuticals 3.9%
Aegerion Pharmaceuticals, Inc.(b)
04/01/2025	5.000%	1,012,542	1,194,799
Aerie Pharmaceuticals, Inc.
10/01/2024	1.500%	6,500,000	6,426,591
Bridgebio Pharma, Inc.(b)
02/01/2029	2.250%	6,700,000	6,238,780
Clovis Oncology, Inc.
05/01/2025	1.250%	11,700,000	8,556,787
Insmed, Inc.
01/15/2025	1.750%	6,000,000	6,018,600
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	11,000,000	9,836,954
Radius Health, Inc.
09/01/2024	3.000%	6,800,000	6,334,534
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tilray, Inc.
10/01/2023	5.000%	6,000,000	5,773,366
Total			50,380,411
Property & Casualty 0.3%
MGIC Investment Corp.(b),(e)
Junior Subordinated
04/01/2063	9.000%	3,089,000	4,139,085
Retailers 0.6%
Guess?, Inc.
04/15/2024	2.000%	5,500,000	7,277,187
Technology 1.1%
1Life Healthcare, Inc.(b)
06/15/2025	3.000%	6,000,000	6,877,800
Avaya Holdings Corp.
06/15/2023	2.250%	5,300,000	6,500,450
Total			13,378,250
Total Convertible Bonds (Cost $157,057,038)			176,535,392

Convertible Preferred Stocks 14.1%
Issuer		Shares	Value ($)
Communication Services 0.6%
Diversified Telecommunication Services 0.5%
2020 Cash Mandatory Exchangeable Trust(b)	5.250%	5,100	6,288,198
Media 0.1%
ViacomCBS, Inc.	5.750%	26,500	1,879,670
Total Communication Services			8,167,868
Consumer Discretionary 0.8%
Auto Components 0.8%
Aptiv PLC	5.500%	60,000	10,192,200
Total Consumer Discretionary			10,192,200
Consumer Staples 0.5%
Household Products 0.5%
Energizer Holdings, Inc.	7.500%	65,000	6,244,550
Total Consumer Staples			6,244,550

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Financials 0.9%
Capital Markets 0.9%
AMG Capital Trust II	5.150%	87,500	5,079,375
KKR & Co., Inc.	6.000%	85,000	6,316,350
Total			11,395,725
Total Financials			11,395,725
Health Care 2.7%
Health Care Equipment & Supplies 2.0%
Becton Dickinson and Co.	6.000%	165,000	8,995,800
Boston Scientific Corp.	5.500%	55,000	6,265,050
Danaher Corp.	4.750%	5,600	9,698,752
Total			24,959,602
Life Sciences Tools & Services 0.7%
Avantor, Inc.	6.250%	90,000	8,969,400
Total Health Care			33,929,002
Industrials 1.5%
Construction & Engineering 0.5%
Fluor Corp.	6.500%	6,200	6,558,360
Machinery 1.0%
Stanley Black & Decker, Inc.	5.250%	100,000	12,643,000
Total Industrials			19,201,360
Information Technology 1.0%
Electronic Equipment, Instruments & Components 0.6%
II-VI, Inc.	6.000%	27,500	7,799,550
IT Services 0.4%
Sabre Corp.	6.500%	31,500	5,515,650
Total Information Technology			13,315,200
Real Estate 0.5%
Equity Real Estate Investment Trusts (REITS) 0.5%
QTS Realty Trust, Inc.	6.500%	45,000	6,415,200
Total Real Estate			6,415,200
Utilities 5.6%
Electric Utilities 1.0%
NextEra Energy, Inc.	6.219%	260,000	12,578,800
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Gas Utilities 2.1%
South Jersey Industries, Inc.	8.750%	170,000	9,187,599
Spire, Inc.	7.500%	170,000	9,026,042
UGI Corp.	7.250%	82,500	8,580,000
Total			26,793,641
Multi-Utilities 2.5%
DTE Energy Co.	6.250%	365,000	18,633,250
NiSource, Inc.	7.750%	125,000	13,303,750
Total			31,937,000
Total Utilities			71,309,441
Total Convertible Preferred Stocks (Cost $156,676,443)			180,170,546

Corporate Bonds & Notes 26.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.0%
Rolls-Royce PLC(b)
10/15/2027	5.750%	5,333,000	5,743,342
Spirit AeroSystems, Inc.(b)
04/15/2025	7.500%	7,200,000	7,686,280
Total			13,429,622
Airlines 0.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
04/20/2026	5.500%	2,858,000	3,018,856
Cable and Satellite 0.5%
Telesat Canada/LLC(b)
10/15/2027	6.500%	6,614,000	6,317,614
Chemicals 0.8%
Innophos Holdings, Inc.(b)
02/15/2028	9.375%	5,000,000	5,426,114
Starfruit Finco BV/US Holdco LLC(b)
10/01/2026	8.000%	4,300,000	4,543,059
Total			9,969,173
Consumer Cyclical Services 0.4%
Uber Technologies, Inc.(b)
09/15/2027	7.500%	2,600,000	2,853,808
01/15/2028	6.250%	2,695,000	2,908,627
Total			5,762,435

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
May 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.4%
Mattel, Inc.
10/01/2040	6.200%	2,770,000	3,373,666
11/01/2041	5.450%	1,100,000	1,246,797
Total			4,620,463
Finance Companies 1.4%
Fortress Transportation and Infrastructure Investors LLC(b)
10/01/2025	6.500%	7,000,000	7,251,736
08/01/2027	9.750%	3,240,000	3,748,959
Springleaf Finance Corp.
03/15/2025	6.875%	4,500,000	5,096,088
03/15/2026	7.125%	2,091,000	2,432,742
Total			18,529,525
Food and Beverage 1.5%
Chobani LLC/Finance Corp., Inc.(b)
04/15/2025	7.500%	4,672,000	4,859,266
Triton Water Holdings, Inc.(b)
04/01/2029	6.250%	6,929,000	6,947,270
United Natural Foods, Inc.(b)
10/15/2028	6.750%	6,420,000	6,869,691
Total			18,676,227
Gaming 0.4%
Colt Merger Sub, Inc.(b)
07/01/2027	8.125%	4,799,000	5,317,782
Health Care 1.3%
Quotient Ltd.(b),(c),(d)
04/15/2024	12.000%	1,219,167	1,219,167
04/15/2024	12.000%	522,500	522,500
Surgery Center Holdings, Inc.(b)
07/01/2025	6.750%	7,500,000	7,630,491
Tenet Healthcare Corp.(b)
10/01/2028	6.125%	7,021,000	7,327,916
Total			16,700,074
Independent Energy 2.8%
Indigo Natural Resources LLC(b)
02/01/2029	5.375%	12,720,000	12,785,237
Oasis Petroleum, Inc.(b),(f)
06/01/2026	6.375%	6,500,000	6,606,730
Occidental Petroleum Corp.
07/15/2044	4.500%	7,800,000	6,805,500
04/15/2046	4.400%	10,600,000	9,066,219
Total			35,263,686
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 1.2%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(b)
10/01/2028	6.500%	4,600,000	4,899,000
NCL Corp., Ltd.(b)
05/15/2024	12.250%	4,600,000	5,563,795
Royal Caribbean Cruises Ltd.(b)
06/15/2023	9.125%	4,928,000	5,449,787
Total			15,912,582
Media and Entertainment 2.6%
Clear Channel Outdoor Holdings, Inc.(b)
04/15/2028	7.750%	12,000,000	12,299,791
Deluxe Corp.(b),(f)
06/01/2029	8.000%	6,200,000	6,461,800
Lions Gate Capital Holdings LLC(b)
04/15/2029	5.500%	13,500,000	13,998,372
Total			32,759,963
Metals and Mining 0.9%
CONSOL Energy, Inc.(b)
11/15/2025	11.000%	5,800,000	5,680,467
Warrior Met Coal, Inc.(b)
11/01/2024	8.000%	5,537,000	5,645,967
Total			11,326,434
Midstream 0.2%
Rockpoint Gas Storage Canada Ltd.(b)
03/31/2023	7.000%	3,111,000	3,141,810
Oil Field Services 0.5%
Nabors Industries Ltd.(b)
01/15/2026	7.250%	4,568,000	4,064,457
01/15/2028	7.500%	2,231,000	1,895,685
Total			5,960,142
Other Industry 0.7%
WeWork Companies, Inc.(b)
05/01/2025	7.875%	9,300,000	9,397,413
Packaging 2.5%
ARD Finance SA(b),(g)
06/30/2027	6.500%	9,500,000	9,879,976
BWAY Holding Co.(b)
04/15/2025	7.250%	13,000,000	12,801,770
Novolex(b)
01/15/2025	6.875%	9,000,000	9,100,728
Total			31,782,474

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.4%
Bausch Health Companies, Inc.(b)
01/30/2028	5.000%	1,532,000	1,433,597
01/30/2030	5.250%	10,032,000	9,230,608
Organon Finance 1 LLC(b)
04/30/2031	5.125%	6,523,000	6,705,704
Total			17,369,909
Refining 0.1%
Renewable Energy Group, Inc.(b)
06/01/2028	5.875%	1,329,000	1,382,599
Restaurants 0.8%
Dave & Buster’s, Inc.(b)
11/01/2025	7.625%	4,700,000	5,012,401
IRB Holding Corp.(b)
02/15/2026	6.750%	4,700,000	4,864,500
Total			9,876,901
Retailers 1.4%
Academy Ltd.(b)
11/15/2027	6.000%	5,333,000	5,672,076
L Brands, Inc.(b)
10/01/2030	6.625%	4,800,000	5,487,571
Magic MergeCo, Inc.(b)
05/01/2029	7.875%	6,500,000	6,628,511
Total			17,788,158
Supermarkets 0.4%
Safeway, Inc.
02/01/2031	7.250%	4,588,000	5,327,126
Technology 2.3%
Avaya, Inc.(b)
09/15/2028	6.125%	5,000,000	5,304,130
Diebold Nixdorf, Inc.(b)
07/15/2025	9.375%	2,700,000	2,996,241
Diebold, Inc.
04/15/2024	8.500%	7,500,000	7,682,676
Rocket Software, Inc.(b)
02/15/2029	6.500%	9,825,000	9,576,026
Sabre GLBL, Inc.(b)
04/15/2025	9.250%	2,200,000	2,575,577
09/01/2025	7.375%	1,077,000	1,161,605
Total			29,296,255
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.5%
Front Range BidCo, Inc.(b)
03/01/2028	6.125%	6,500,000	6,615,838
Total Corporate Bonds & Notes (Cost $324,132,393)			335,543,061

Limited Partnerships 1.1%
Issuer	Shares	Value ($)
Energy 1.1%
Oil, Gas & Consumable Fuels 1.1%
Enviva Partners LP	125,000	6,112,500
Rattler Midstream LP	550,000	5,797,000
Summit Midstream Partners LP(a)	74,667	1,884,595
Total		13,794,095
Total Energy		13,794,095
Total Limited Partnerships (Cost $17,264,145)		13,794,095

Preferred Debt 0.7%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.5%
Citigroup Capital XIII(e)
10/30/2040	6.556%	225,000	6,232,500
Finance Companies 0.2%
GMAC Capital Trust I(e)
02/15/2040	5.941%	104,679	2,648,379
Total Preferred Debt (Cost $8,640,804)			8,880,879

Senior Loans 0.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.4%
BCP Raptor LLC/EagleClaw Midstream Ventures(h),(i)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/24/2024	5.250%	4,968,393	4,907,530
Total Senior Loans (Cost $4,928,858)			4,907,530

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
May 31, 2021
Warrants 0.0%
Issuer	Shares	Value ($)
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Chesapeake Energy Corp.(a)	7,749	170,478
Goodrich Petroleum Corp.(a),(c),(d)	16,125	0
Total		170,478
Total Energy		170,478
Total Warrants (Cost $135,607)		170,478

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(j),(k)	40,669,957	40,665,890
Total Money Market Funds (Cost $40,665,890)		40,665,890
Total Investments in Securities (Cost: $1,117,409,591)		1,283,018,292
Other Assets & Liabilities, Net		(5,602,808)
Net Assets		1,277,415,484

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2021, the total value of these securities amounted to $377,133,714, which represents 29.52% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2021, the total value of these securities amounted to $1,741,667, which represents 0.14% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2021.
(f)	Represents a security purchased on a when-issued basis.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	The stated interest rate represents the weighted average interest rate at May 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(i)	Variable rate security. The interest rate shown was the current rate as of May 31, 2021.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2021.
(k)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.042%
	—	233,129,518	(192,463,628)	—	40,665,890	—	9,280	40,669,957
Abbreviation Legend
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	24,370,650	—	—	24,370,650
Consumer Discretionary	29,367,335	—	—	29,367,335
Consumer Staples	43,768,775	—	—	43,768,775
Energy	35,271,199	—	—	35,271,199
Financials	108,939,100	—	—	108,939,100
Health Care	39,817,094	—	—	39,817,094
Industrials	46,693,845	—	—	46,693,845
Information Technology	113,359,825	—	—	113,359,825
Materials	20,178,400	—	—	20,178,400
Real Estate	39,779,098	—	—	39,779,098
Utilities	20,805,100	—	—	20,805,100
Total Common Stocks	522,350,421	—	—	522,350,421
Convertible Bonds	—	176,535,392	0*	176,535,392
Convertible Preferred Stocks
Communication Services	—	8,167,868	—	8,167,868
Consumer Discretionary	—	10,192,200	—	10,192,200
Consumer Staples	—	6,244,550	—	6,244,550
Financials	—	11,395,725	—	11,395,725
Health Care	—	33,929,002	—	33,929,002
Industrials	—	19,201,360	—	19,201,360
Information Technology	—	13,315,200	—	13,315,200
Real Estate	—	6,415,200	—	6,415,200
Utilities	—	71,309,441	—	71,309,441
Total Convertible Preferred Stocks	—	180,170,546	—	180,170,546
Corporate Bonds & Notes	—	333,801,394	1,741,667	335,543,061
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Limited Partnerships
Energy	13,794,095	—	—	13,794,095
Total Limited Partnerships	13,794,095	—	—	13,794,095
Preferred Debt	8,880,879	—	—	8,880,879
Senior Loans	—	4,907,530	—	4,907,530
Warrants
Energy	170,478	—	0*	170,478
Total Warrants	170,478	—	0*	170,478
Money Market Funds	40,665,890	—	—	40,665,890
Total Investments in Securities	585,861,763	695,414,862	1,741,667	1,283,018,292

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Annual Report 2021

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,076,743,701)	$1,242,352,402
Affiliated issuers (cost $40,665,890)	40,665,890
Cash	37,137
Receivable for:
Capital shares sold	3,525,536
Dividends	2,480,516
Interest	5,985,540
Foreign tax reclaims	30,388
Prepaid expenses	18,238
Total assets	1,295,095,647
Liabilities
Payable for:
Investments purchased	3,938,495
Investments purchased on a delayed delivery basis	12,808,301
Capital shares purchased	720,349
Management services fees	22,020
Distribution and/or service fees	8,885
Transfer agent fees	78,045
Compensation of board members	65,526
Other expenses	38,542
Total liabilities	17,680,163
Net assets applicable to outstanding capital stock	$1,277,415,484
Represented by
Paid in capital	1,066,020,981
Total distributable earnings (loss)	211,394,503
Total - representing net assets applicable to outstanding capital stock	$1,277,415,484
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2021	17

Statement of Assets and Liabilities  (continued)
May 31, 2021
Class A
Net assets	$327,938,158
Shares outstanding	20,623,522
Net asset value per share	$15.90
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$16.87
Advisor Class
Net assets	$55,969,247
Shares outstanding	3,488,355
Net asset value per share	$16.04
Class C
Net assets	$242,639,920
Shares outstanding	15,361,699
Net asset value per share	$15.80
Institutional Class
Net assets	$573,637,305
Shares outstanding	36,080,057
Net asset value per share	$15.90
Institutional 2 Class
Net assets	$58,023,949
Shares outstanding	3,613,900
Net asset value per share	$16.06
Institutional 3 Class
Net assets	$17,878,352
Shares outstanding	1,129,211
Net asset value per share	$15.83
Class R
Net assets	$1,328,553
Shares outstanding	83,643
Net asset value per share	$15.88
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Annual Report 2021

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$26,057,577
Dividends — affiliated issuers	9,280
Interest	26,653,194
Interfund lending	369
Foreign taxes withheld	(26,496)
Total income	52,693,924
Expenses:
Management services fees	6,536,423
Distribution and/or service fees
Class A	639,856
Class C	2,165,033
Class R	5,084
Transfer agent fees
Class A	200,127
Advisor Class	18,268
Class C	169,904
Institutional Class	367,236
Institutional 2 Class	23,884
Institutional 3 Class	1,214
Class R	797
Compensation of board members	43,716
Custodian fees	8,326
Printing and postage fees	54,010
Registration fees	142,891
Audit fees	29,500
Legal fees	18,039
Compensation of chief compliance officer	201
Other	53,612
Total expenses	10,478,121
Net investment income	42,215,803
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	56,278,450
Foreign currency translations	373
Net realized gain	56,278,823
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	230,027,623
Net change in unrealized appreciation (depreciation)	230,027,623
Net realized and unrealized gain	286,306,446
Net increase in net assets resulting from operations	$328,522,249
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2021	19

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income	$42,215,803	$47,376,359
Net realized gain (loss)	56,278,823	(7,893,342)
Net change in unrealized appreciation (depreciation)	230,027,623	(49,443,734)
Net increase (decrease) in net assets resulting from operations	328,522,249	(9,960,717)
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,681,695)	(10,354,370)
Advisor Class	(1,041,902)	(976,979)
Class C	(8,676,472)	(8,738,038)
Institutional Class	(22,695,878)	(21,736,617)
Institutional 2 Class	(1,972,125)	(1,318,869)
Institutional 3 Class	(785,093)	(595,592)
Class R	(44,018)	(65,609)
Total distributions to shareholders	(46,897,183)	(43,786,074)
Increase in net assets from capital stock activity	76,980,458	86,621,573
Total increase in net assets	358,605,524	32,874,782
Net assets at beginning of year	918,809,960	885,935,178
Net assets at end of year	$1,277,415,484	$918,809,960
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,322,315	77,541,655	5,490,720	70,565,071
Distributions reinvested	843,566	11,353,734	851,210	10,165,284
Redemptions	(3,698,610)	(50,255,969)	(5,143,692)	(64,020,869)
Net increase	2,467,271	38,639,420	1,198,238	16,709,486
Advisor Class
Subscriptions	2,604,913	40,068,552	1,031,825	13,413,751
Distributions reinvested	76,486	1,041,476	81,132	976,853
Redemptions	(792,435)	(10,756,117)	(1,413,713)	(17,994,813)
Net increase (decrease)	1,888,964	30,353,911	(300,756)	(3,604,209)
Class C
Subscriptions	2,276,242	33,016,199	4,093,060	53,056,336
Distributions reinvested	646,908	8,608,096	722,457	8,584,091
Redemptions	(5,030,545)	(68,080,559)	(4,443,549)	(53,440,411)
Net increase (decrease)	(2,107,395)	(26,456,264)	371,968	8,200,016
Institutional Class
Subscriptions	9,267,356	133,181,568	14,476,075	187,063,867
Distributions reinvested	1,677,602	22,515,489	1,811,445	21,569,336
Redemptions	(10,222,704)	(137,606,861)	(13,255,528)	(161,072,842)
Net increase	722,254	18,090,196	3,031,992	47,560,361
Institutional 2 Class
Subscriptions	2,351,676	33,076,201	2,010,293	25,036,107
Distributions reinvested	144,988	1,972,125	109,680	1,318,741
Redemptions	(1,273,938)	(17,738,736)	(1,214,310)	(14,443,021)
Net increase	1,222,726	17,309,590	905,663	11,911,827
Institutional 3 Class
Subscriptions	231,727	3,362,456	633,469	8,176,022
Distributions reinvested	58,891	784,955	50,993	595,466
Redemptions	(378,732)	(5,243,625)	(207,645)	(2,536,902)
Net increase (decrease)	(88,114)	(1,096,214)	476,817	6,234,586
Class R
Subscriptions	23,133	357,939	32,783	414,729
Distributions reinvested	3,283	43,890	5,441	65,493
Redemptions	(18,444)	(262,010)	(74,269)	(870,716)
Net increase (decrease)	7,972	139,819	(36,045)	(390,494)
Total net increase	4,113,678	76,980,458	5,647,877	86,621,573
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2021	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2021	$12.06	0.58	3.90	4.48	(0.64)	(0.64)
Year Ended 5/31/2020	$12.56	0.62	(0.53)	0.09	(0.59)	(0.59)
Year Ended 5/31/2019	$12.98	0.55	(0.44)	0.11	(0.53)	(0.53)
Year Ended 5/31/2018	$12.49	0.52	0.52	1.04	(0.55)	(0.55)
Year Ended 5/31/2017	$11.06	0.51	1.48	1.99	(0.56)	(0.56)
Advisor Class
Year Ended 5/31/2021	$12.16	0.63	3.93	4.56	(0.68)	(0.68)
Year Ended 5/31/2020	$12.66	0.66	(0.54)	0.12	(0.62)	(0.62)
Year Ended 5/31/2019	$13.08	0.58	(0.44)	0.14	(0.56)	(0.56)
Year Ended 5/31/2018	$12.59	0.56	0.51	1.07	(0.58)	(0.58)
Year Ended 5/31/2017	$11.14	0.55	1.49	2.04	(0.59)	(0.59)
Class C
Year Ended 5/31/2021	$11.99	0.47	3.89	4.36	(0.55)	(0.55)
Year Ended 5/31/2020	$12.48	0.53	(0.53)	0.00(d)	(0.49)	(0.49)
Year Ended 5/31/2019	$12.90	0.45	(0.44)	0.01	(0.43)	(0.43)
Year Ended 5/31/2018	$12.42	0.42	0.52	0.94	(0.46)	(0.46)
Year Ended 5/31/2017	$11.00	0.42	1.48	1.90	(0.48)	(0.48)
Institutional Class
Year Ended 5/31/2021	$12.06	0.61	3.91	4.52	(0.68)	(0.68)
Year Ended 5/31/2020	$12.56	0.66	(0.54)	0.12	(0.62)	(0.62)
Year Ended 5/31/2019	$12.98	0.58	(0.44)	0.14	(0.56)	(0.56)
Year Ended 5/31/2018	$12.49	0.56	0.51	1.07	(0.58)	(0.58)
Year Ended 5/31/2017	$11.06	0.54	1.48	2.02	(0.59)	(0.59)
Institutional 2 Class
Year Ended 5/31/2021	$12.17	0.62	3.95	4.57	(0.68)	(0.68)
Year Ended 5/31/2020	$12.67	0.67	(0.55)	0.12	(0.62)	(0.62)
Year Ended 5/31/2019	$13.09	0.59	(0.45)	0.14	(0.56)	(0.56)
Year Ended 5/31/2018	$12.60	0.57	0.51	1.08	(0.59)	(0.59)
Year Ended 5/31/2017	$11.15	0.55	1.50	2.05	(0.60)	(0.60)
Institutional 3 Class
Year Ended 5/31/2021	$12.01	0.62	3.89	4.51	(0.69)	(0.69)
Year Ended 5/31/2020	$12.51	0.67	(0.54)	0.13	(0.63)	(0.63)
Year Ended 5/31/2019	$12.93	0.59	(0.44)	0.15	(0.57)	(0.57)
Year Ended 5/31/2018	$12.44	0.58	0.50	1.08	(0.59)	(0.59)
Year Ended 5/31/2017(e)	$12.48	(5.60)	5.70	0.10	(0.14)	(0.14)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Flexible Capital Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2021	$15.90	38.27%	1.00%	1.00%	4.13%	58%	$327,938
Year Ended 5/31/2020	$12.06	0.80%	1.01%	1.01%	4.95%	59%	$218,974
Year Ended 5/31/2019	$12.56	0.82%	1.02%	1.02%	4.31%	32%	$212,999
Year Ended 5/31/2018	$12.98	8.48%	1.04%	1.04%(c)	4.06%	50%	$156,011
Year Ended 5/31/2017	$12.49	18.45%	1.06%	1.06%	4.31%	71%	$134,698
Advisor Class
Year Ended 5/31/2021	$16.04	38.61%	0.75%	0.75%	4.42%	58%	$55,969
Year Ended 5/31/2020	$12.16	1.06%	0.76%	0.76%	5.21%	59%	$19,454
Year Ended 5/31/2019	$12.66	1.07%	0.77%	0.77%	4.54%	32%	$24,065
Year Ended 5/31/2018	$13.08	8.68%	0.79%	0.79%(c)	4.30%	50%	$21,291
Year Ended 5/31/2017	$12.59	18.79%	0.81%	0.81%	4.55%	71%	$18,460
Class C
Year Ended 5/31/2021	$15.80	37.25%	1.75%	1.75%	3.40%	58%	$242,640
Year Ended 5/31/2020	$11.99	0.06%	1.76%	1.76%	4.20%	59%	$209,401
Year Ended 5/31/2019	$12.48	0.07%	1.77%	1.77%	3.56%	32%	$213,342
Year Ended 5/31/2018	$12.90	7.64%	1.79%	1.79%(c)	3.32%	50%	$168,061
Year Ended 5/31/2017	$12.42	17.58%	1.81%	1.81%	3.56%	71%	$132,227
Institutional Class
Year Ended 5/31/2021	$15.90	38.60%	0.75%	0.75%	4.39%	58%	$573,637
Year Ended 5/31/2020	$12.06	1.07%	0.76%	0.76%	5.22%	59%	$426,343
Year Ended 5/31/2019	$12.56	1.08%	0.77%	0.77%	4.56%	32%	$406,033
Year Ended 5/31/2018	$12.98	8.75%	0.79%	0.79%(c)	4.32%	50%	$306,954
Year Ended 5/31/2017	$12.49	18.74%	0.82%	0.82%	4.56%	71%	$223,904
Institutional 2 Class
Year Ended 5/31/2021	$16.06	38.70%	0.73%	0.73%	4.41%	58%	$58,024
Year Ended 5/31/2020	$12.17	1.10%	0.73%	0.73%	5.25%	59%	$29,105
Year Ended 5/31/2019	$12.67	1.10%	0.74%	0.73%	4.59%	32%	$18,828
Year Ended 5/31/2018	$13.09	8.71%	0.77%	0.76%	4.37%	50%	$19,095
Year Ended 5/31/2017	$12.60	18.85%	0.77%	0.77%	4.58%	71%	$5,280
Institutional 3 Class
Year Ended 5/31/2021	$15.83	38.70%	0.68%	0.68%	4.47%	58%	$17,878
Year Ended 5/31/2020	$12.01	1.16%	0.68%	0.68%	5.36%	59%	$14,621
Year Ended 5/31/2019	$12.51	1.16%	0.70%	0.69%	4.66%	32%	$9,267
Year Ended 5/31/2018	$12.93	8.82%	0.72%	0.71%	4.50%	50%	$5,009
Year Ended 5/31/2017(e)	$12.44	0.84%	0.74%(f)	0.74%(f)	(184.79%)(f)	71%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2021	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class R
Year Ended 5/31/2021	$12.05	0.54	3.90	4.44	(0.61)	(0.61)
Year Ended 5/31/2020	$12.55	0.59	(0.54)	0.05	(0.55)	(0.55)
Year Ended 5/31/2019	$12.97	0.52	(0.45)	0.07	(0.49)	(0.49)
Year Ended 5/31/2018	$12.48	0.49	0.52	1.01	(0.52)	(0.52)
Year Ended 5/31/2017	$11.05	0.47	1.49	1.96	(0.53)	(0.53)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Flexible Capital Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 5/31/2021	$15.88	37.88%	1.25%	1.25%	3.88%	58%	$1,329
Year Ended 5/31/2020	$12.05	0.52%	1.26%	1.26%	4.68%	59%	$912
Year Ended 5/31/2019	$12.55	0.57%	1.27%	1.27%	4.08%	32%	$1,402
Year Ended 5/31/2018	$12.97	8.22%	1.29%	1.29%(c)	3.81%	50%	$832
Year Ended 5/31/2017	$12.48	18.18%	1.31%	1.31%	3.95%	71%	$626
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2021	25

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and
26	Columbia Flexible Capital Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
Columbia Flexible Capital Income Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
May 31, 2021
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
28	Columbia Flexible Capital Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.64% of the Fund’s average daily net assets.
Columbia Flexible Capital Income Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
May 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.08
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2021, no minimum account balance fees were charged by the Fund.
30	Columbia Flexible Capital Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,098,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	726,031
Class C	—	1.00(b)	7,862

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.20%	1.22%
Advisor Class	0.95	0.97
Class C	1.95	1.97
Institutional Class	0.95	0.97
Institutional 2 Class	0.92	0.95
Institutional 3 Class	0.87	0.90
Class R	1.45	1.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
Columbia Flexible Capital Income Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
May 31, 2021
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, principal and/or interest of fixed income securities, earnings and profits distributed to shareholders on the redemption of shares, investments in partnerships, foreign currency transactions and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,762,845	(4,102,255)	1,339,410
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
46,897,183	—	46,897,183	43,786,074	—	43,786,074
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,088,128	41,387,929	—	162,982,215
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,120,036,077	179,924,161	(16,941,946)	162,982,215
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	13,053,584
32	Columbia Flexible Capital Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $635,178,874 and $584,712,261, respectively, for the year ended May 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,771,429	0.68	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank,
Columbia Flexible Capital Income Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
May 31, 2021
N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Note 9. Significant risks
Convertible securities risk
Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
34	Columbia Flexible Capital Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2021, one unaffiliated shareholder of record owned 10.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 36.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Flexible Capital Income Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
May 31, 2021
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
36	Columbia Flexible Capital Income Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Flexible Capital Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Flexible Capital Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Flexible Capital Income Fund | Annual Report 2021	37

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
42.22%	40.42%	2.63%	$44,875,637
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
38	Columbia Flexible Capital Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Flexible Capital Income Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
40	Columbia Flexible Capital Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Flexible Capital Income Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
42	Columbia Flexible Capital Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Columbia Flexible Capital Income Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
44	Columbia Flexible Capital Income Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Flexible Capital Income Fund | Annual Report 2021	45

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Columbia Flexible Capital Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN148_05_L01_(07/21)

Annual Report
May 31, 2021
Columbia Mortgage Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Mortgage Opportunities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mortgage Opportunities Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2014
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2014
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	04/30/14	23.28	7.81	6.33
	Including sales charges		19.58	7.16	5.87
Advisor Class		04/30/14	23.48	8.07	6.59
Class C	Excluding sales charges	04/30/14	22.37	7.01	5.54
	Including sales charges		21.37	7.01	5.54
Institutional Class		04/30/14	23.48	8.07	6.58
Institutional 2 Class		04/30/14	23.53	8.12	6.66
Institutional 3 Class*		03/01/17	23.71	8.14	6.55
FTSE One-Month U.S. Treasury Bill Index			0.07	1.08	0.78
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Mortgage Opportunities Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2014 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mortgage Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2021)
Asset-Backed Securities — Non-Agency	18.8
Commercial Mortgage-Backed Securities - Agency	0.2
Commercial Mortgage-Backed Securities - Non-Agency	9.4
Money Market Funds	4.5
Options Purchased Puts	1.4
Residential Mortgage-Backed Securities - Agency	25.3
Residential Mortgage-Backed Securities - Non-Agency	40.4
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2021)
AAA rating	28.0
AA rating	1.1
A rating	0.9
BBB rating	9.0
BB rating	21.0
B rating	11.0
CCC rating	0.3
Not rated	28.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Mortgage Opportunities Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2021, the Fund’s Class A shares returned 23.28% excluding sales charges. The Fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, returned 0.07% for the same period.
Market overview
The period saw risk sentiment continue to be supported by the extraordinary monetary and fiscal policy support that was initiated in March of 2020 as the COVID-19 pandemic led to widespread economic shutdowns. The Federal Reserve (Fed) maintained short-term interest rates at zero while engaging in broad-based bond purchases even as $1.9 trillion in stimulus under the CARES Act rolled out.
Credit sentiment wavered in September as an additional economic relief package stalled in the Senate and there was speculation around the potential for a disputed outcome to the November presidential election. November’s election results helped reduce uncertainty, while the emergency use authorization of a pair of COVID-19 vaccines in December raised the prospect of a return to economic normalcy in the months that followed. Finalization of a $900 billion relief package as 2020 concluded further boosted sentiment.
Treasury yields began to move off historic lows in October of 2020 and continued to drift higher through the first quarter of 2021. The 10-year Treasury yield ended May of 2021 at 1.58%, 93 basis points higher than its starting point of 0.65% 12 months earlier.
The Fund’s most notable contributors
•	The Fund’s allocation to more credit-sensitive, non-government guaranteed sectors of the securitized market offering higher yields than agency mortgage-backed securities (MBS) added notably to performance as these areas rebounded sharply from distressed levels on the back of strong policy support.
○	In this vein, exposure to non-agency residential MBS led positive contributions as housing fundamentals were boosted by the Fed’s actions to keep borrowing costs low.
○	Smaller allocations to commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and collateralized loan obligations also added to performance as stimulus efforts supported consumer fundamentals.
○	Within CMBS, positioning in the single-asset/single-borrower segment characterized by “trophy” properties in prime markets proved additive, while subprime auto and unsecured consumer loans were among the best performing holdings within ABS.
•	The Fund’s exposure to agency MBS passthroughs contributed positively to performance versus the benchmark.
○	In terms of selection, an emphasis on current, lower coupon mortgage pools that have been a focus of the Fed’s bond purchase program added to relative return.
•	The Fund’s positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity added to performance relative to the benchmark. Specifically, the Fund held a net short duration position as Treasury yields rose in the first quarter of 2021.
The Fund’s most notable detractors
•	There were no material detractors relative to the benchmark over the 12-month period ended May 31, 2021.
Derivative usage
The Fund used three types of derivative securities investments during the period to control risks. The Fund invested in Treasury futures contracts and options on interest rate swaps to manage interest rate risk and protect against market volatility. In addition, the Fund utilized credit default swap options in order to manage credit risk. The Fund’s use of derivatives had a positive impact on results overall.
Funds that seek to generate absolute returns are generally not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Investing in derivatives is a specialized
Columbia Mortgage Opportunities Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
activity that involves special risks, which may result in significant losses. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Mortgage Opportunities Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,079.70	1,019.62	5.10	4.95	1.00
Advisor Class	1,000.00	1,000.00	1,081.10	1,020.84	3.83	3.72	0.75
Class C	1,000.00	1,000.00	1,076.70	1,015.94	8.91	8.65	1.75
Institutional Class	1,000.00	1,000.00	1,081.10	1,020.84	3.83	3.72	0.75
Institutional 2 Class	1,000.00	1,000.00	1,081.30	1,021.04	3.62	3.52	0.71
Institutional 3 Class	1,000.00	1,000.00	1,081.50	1,021.28	3.37	3.27	0.66
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mortgage Opportunities Fund | Annual Report 2021	7

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 23.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aimco CLO Ltd.(a),(b)
Series 2020-11A Class E
3-month USD LIBOR + 7.250% Floor 7.250% 10/15/2031	7.434%	3,250,000	3,255,054
American Credit Acceptance Receivables Trust(a)
Series 2019-1 Class E
04/14/2025	4.840%	6,600,000	6,988,527
Series 2020-4 Class E
12/14/2026	3.650%	5,150,000	5,365,520
Series 2020-4 Class F
08/13/2027	5.220%	3,620,000	3,775,937
Series 2021-2 Class F
01/13/2028	3.730%	4,000,000	4,001,286
Subordinated Series 2021-1 Class E
03/15/2027	2.290%	4,500,000	4,494,710
Subordinated Series 2021-1 Class F
11/15/2027	4.010%	900,000	913,727
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	6,000,000	6,008,882
ARES CLO(a),(b),(c)
Series 2021-60A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/18/2034	6.300%	15,000,000	15,000,000
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	7.100%	25,975,000	25,936,038
Avant Loans Funding Trust(a)
Series 2019-A Class C
04/15/2026	4.650%	8,650,000	8,706,985
Series 2019-B Class C
10/15/2026	4.540%	13,628,000	13,889,356
Series 2020-REV1 Class B
05/15/2029	2.680%	5,134,000	5,166,264
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	3,375,000	3,373,586
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-3A Class E
3-month USD LIBOR + 7.500% Floor 7.500% 10/23/2032	7.759%	6,500,000	6,526,020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-4A Class E
3-month USD LIBOR + 7.950% Floor 7.950% 10/20/2033	8.111%	8,100,000	8,103,475
Ballyrock CLO Ltd.(a),(b)
Series 2020-2A Class C
3-month USD LIBOR + 3.770% Floor 3.770% 10/20/2031	3.979%	5,000,000	5,008,655
Series 2020-2A Class D
3-month USD LIBOR + 7.630% Floor 7.630% 10/20/2031	7.839%	4,500,000	4,513,631
Barings CLO Ltd.(a),(b)
Series 2019-3A Class ER
3-month USD LIBOR + 6.700% Floor 6.700% 04/20/2031	6.822%	10,500,000	10,500,000
Broad River BSL Funding CLO Ltd.(a),(b),(c)
Series 2020-1A Class ER
3-month USD LIBOR + 6.500% Floor 6.500% 07/20/2034	6.500%	9,000,000	9,000,000
Carlyle Global Market Strategies(a),(b),(c)
Series 2021-5A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	6.400%	14,125,000	14,125,000
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A2R
3-month USD LIBOR + 1.400% 10/15/2030	1.584%	4,000,000	3,974,208
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	1.884%	11,000,000	10,881,255
Series 2015-4A Class CR
3-month USD LIBOR + 3.700% 07/20/2032	3.888%	7,500,000	7,501,478
Series 2016-1A Class DR2
3-month USD LIBOR + 6.600% Floor 6.600% 04/20/2034	6.760%	5,000,000	4,981,965
Carlyle US CLO Ltd.(a),(b)
Series 2020-2A Class D
3-month USD LIBOR + 7.400% Floor 7.400% 10/25/2031	7.574%	10,385,000	10,391,771
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carvana Auto Receivables Trust(a)
Subordinated Series 2021-N1 Class E
01/10/2028	2.880%	11,180,000	11,202,280
Conn’s Receivables Funding LLC(a)
Series 2019-B Class B
06/17/2024	3.620%	4,046,943	4,053,913
Consumer Lending Receivables Trust(a)
Series 2019-A Class B
04/15/2026	4.010%	3,575,518	3,597,072
Consumer Loan Underlying Bond Credit Trust(a)
Subordinated Series 2018-P1 Class C
07/15/2025	5.210%	12,935,714	13,165,762
Subordinated Series 2018-P2 Class C
10/15/2025	5.210%	13,000,000	13,258,809
Subordinated Series 2018-P3 Class C
01/15/2026	5.540%	17,000,000	17,464,454
Consumer Loan Underlying Bond Credit Trust(a),(d),(e)
Subordinated Series 2018-P1 Class CERT
07/15/2025	0.000%	850,000	7,650,000
Subordinated Series 2018-P2 Class CERT
10/15/2025	0.000%	850,000	8,075,000
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	4,511,550	4,573,433
Series 2018-1 Class B
02/17/2026	6.170%	12,500,000	12,991,735
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class C
07/25/2024	5.170%	615,960	618,866
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	1.506%	1,250,000	1,250,053
Series 2020-86A Class E
3-month USD LIBOR + 6.660% Floor 6.660% 07/17/2030	6.850%	10,250,000	10,255,012
ENVA LLC(a)
Series 2019-A Class B
06/22/2026	6.170%	3,024,126	3,052,406
Series 2019-A Class C
06/22/2026	7.620%	7,667,000	7,938,866
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class E
08/17/2026	3.440%	13,041,000	13,465,114
Subordinated Series 2020-3A Class F
06/15/2027	5.560%	3,000,000	3,178,006
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Exeter Automobile Receivables Trust(a),(c)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%	12,500,000	12,431,398
FREED ABS Trust(a)
Series 2019-1 Class C
06/18/2026	5.390%	10,000,000	10,289,902
Series 2020-3FP Class C
09/20/2027	6.960%	7,219,000	7,696,422
Subordinated Series 2018-2 Class C
10/20/2025	5.880%	7,450,000	7,553,055
Subordinated Series 2019-2 Class C
11/18/2026	4.860%	31,000,000	32,029,963
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-4A Class E
10/15/2027	3.510%	3,320,000	3,431,860
Subordinated Series 2021-1A Class E
01/18/2028	3.140%	7,000,000	7,081,790
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	4,812,198	4,919,029
Series 2019-11 Class A
12/15/2045	3.750%	1,890,435	1,911,959
Series 2019-2 Class A
08/15/2025	4.000%	3,185,271	3,244,654
Series 2019-3 Class A
10/15/2025	3.750%	7,274,521	7,401,631
Series 2019-5 Class A
12/15/2045	3.750%	9,117,615	9,262,560
Series 2019-7 Class A
01/15/2027	3.750%	3,401,398	3,446,313
Series 2019-8 Class A
12/15/2045	3.750%	3,272,336	3,308,237
Series 2020-1 Class A
01/16/2046	3.500%	4,085,052	4,132,252
Series 2020-T1 Class A
02/15/2046	3.500%	5,187,397	5,205,333
LendingClub Receivables Trust(a),(d),(e)
Series 2020-2 Class R
02/15/2046	0.000%	865,000	7,460,625
LendingClub Receivables Trust(a),(d),(e),(f)
Series 2020-JPSL Class R
02/15/2025	0.000%	340,000	9,506,400
Lendingpoint Asset Securitization Trust(a)
Series 2019-1 Class C
08/15/2025	4.504%	4,846,206	4,874,467
Subordinated Series 2019-2 Class C
11/10/2025	4.660%	19,620,000	19,837,519

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
May 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LendingPoint Asset Securitization Trust(a)
Series 2020-1 Class C
02/10/2026	4.143%	8,500,000	8,591,339
LendingPoint Asset Securitization Trust(a),(e),(f)
Subordinated Series 2021-1 Class C
04/15/2027	4.935%	14,564,000	14,598,134
Subordinated Series 2021-1 Class D
04/15/2027	7.226%	15,712,000	15,726,730
Madison Park Funding XLVII Ltd.(a),(b)
Series 2020-47A Class E
3-month USD LIBOR + 7.460% Floor 7.460% 01/19/2034	7.706%	5,200,000	5,238,584
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	3.684%	3,700,000	3,702,538
Marlette Funding Trust(a)
Series 2021-1A Class D
06/16/2031	2.470%	1,000,000	1,002,145
Subordinated Series 2018-2A Class C
07/17/2028	4.370%	2,872,191	2,881,469
Subordinated Series 2018-4A Class C
12/15/2028	4.910%	8,000,000	8,134,318
Morgan Stanley Resecuritization Pass-Through Trust(a),(e),(g)
Series 2018-SC1 Class R
09/18/2023	0.000%	950,000	6,650,000
Octagon Investment Partners 47 Ltd.(a),(b),(c)
Series 2020-1A Class ER
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	6.300%	15,250,000	15,250,000
OHA Credit Funding Ltd.(a),(b)
Series 2020-7A Class E
3-month USD LIBOR + 7.250% Floor 7.250% 10/19/2032	7.474%	5,000,000	5,019,240
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	7.434%	2,000,000	1,937,450
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/22/2029	6.854%	2,000,000	1,960,386
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	1.936%	6,300,000	6,244,043
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM XVII Ltd.(a),(b)
Series 2017-17A Class D
3-month USD LIBOR + 5.990% 07/20/2030	6.178%	3,750,000	3,577,320
Pagaya AI Debt Selection Trust(a),(e)
Series 2019-1 Class B
06/15/2026	5.499%	15,000,000	15,450,000
Series 2020-2 Class NOTE
12/15/2027	7.500%	5,499,292	5,554,285
Series 2021-1 Class CERT
11/15/2027	0.000%	16,424,569	26,689,925
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class B
11/16/2026	5.625%	9,900,000	10,156,282
Series 2021-1 Class B
11/15/2027	2.130%	9,500,000	9,540,846
Series 2021-2 Class NOTE
01/25/2029	3.000%	32,900,000	32,900,000
Subordinated Series 2019-2 Class A2B
09/15/2026	3.929%	7,745,250	7,738,537
Subordinated Series 2021-1 Class C
11/15/2027	4.090%	10,000,000	10,041,982
Pagaya AI Debt Selection Trust(a),(d),(e)
Series 2020-3 Class CERT
05/17/2027	0.000%	23,803,550	23,684,532
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	7.197%	7,000,000	7,024,801
Prosper Marketplace Issuance Trust(a)
Series 2019-2A Class B
09/15/2025	3.690%	1,147,105	1,150,039
Series 2019-3A Class B
07/15/2025	3.590%	5,910,121	5,923,381
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	70,566	70,566
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	492,559	492,686
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	8,500,000	8,559,169
Prosper Pass-Through Trust(a),(e)
Series 2019-ST2 Class A
11/15/2025	3.750%	4,283,412	4,304,829
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	6.034%	5,000,000	4,903,700

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RR 1 LLC(a),(b),(c)
Series 2017-1A Class A2B
3-month USD LIBOR + 1.600% Floor 1.600% 07/15/2035	1.800%	4,000,000	4,000,000
Series 2017-1A Class D1B
3-month USD LIBOR + 6.350% Floor 6.350% 07/15/2035	6.450%	6,500,000	6,500,000
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	1.884%	4,000,000	4,000,616
Series 2017-1A Class DR
3-month USD LIBOR + 6.500% 07/15/2029	6.684%	6,280,000	6,281,143
RR 16 Ltd.(a),(b),(c)
Series 2021-16A Class D
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2036	2.500%	14,000,000	14,000,000
SoFi Consumer Loan Program LLC(a),(e),(g)
Series 2016-2 Class R
10/27/2025	0.000%	379,888	6,932,956
Series 2016-4 Class R
11/25/2025	0.000%	900,000	9,161,719
Theorem Funding Trust(a)
Series 2020-1A Class C
10/15/2026	6.250%	15,750,000	16,510,757
United Auto Credit Securitization Trust(a)
Subordinated Series 2019-1 Class F
01/12/2026	6.050%	2,000,000	2,043,174
Upgrade Receivables Trust(a)
Subordinated Series 2019-2A Class C
10/15/2025	4.450%	15,977,017	16,215,587
Upstart Pass-Through Trust(a),(e)
Series 2020-ST4 Class A
11/20/2026	3.250%	6,638,914	6,638,914
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	5,627,370	5,682,979
Series 2021-ST2 Class A
04/20/2027	2.500%	3,451,558	3,495,124
Series 2021-ST3 Class A
05/20/2027	2.000%	11,023,345	11,064,301
Upstart Securitization Trust(a)
Series 2021-1 Class C
03/20/2031	4.060%	2,500,000	2,561,030
Series 2021-2 Class C
06/20/2031	3.610%	7,650,000	7,713,492
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-1 Class C
04/20/2026	5.130%	10,522,506	10,690,323
Subordinated Series 2020-3 Class B
11/20/2030	3.014%	3,000,000	3,067,560
Wellman Park CLO Ltd.(a),(b),(c)
Series 2021-1A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2034	6.500%	10,000,000	10,000,000
Westlake Automobile Receivables Trust(a)
Series 2020-3A Class E
06/15/2026	3.340%	10,650,000	11,015,315
Total Asset-Backed Securities — Non-Agency (Cost $938,354,663)			935,473,726

Commercial Mortgage-Backed Securities - Agency 0.2%

Government National Mortgage Association(h),(i)
Series 2017-30 Class IO
08/16/2058	0.615%	48,621,670	1,935,050
Series 2019-102 Class IB
03/16/2060	0.849%	15,306,367	1,086,502
Series 2020-19 Class IO
12/16/2061	0.892%	27,232,357	2,231,885
Series 2020-3 Class IO
02/16/2062	0.838%	24,948,553	1,755,363
Total Commercial Mortgage-Backed Securities - Agency (Cost $13,351,628)			7,008,800

Commercial Mortgage-Backed Securities - Non-Agency 11.7%

BAMLL Commercial Mortgage Securities Trust(a),(h)
Subordinated Series 2013-WBRK Class E
03/10/2037	3.652%	4,500,000	3,707,123
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.051%	5,400,000	4,685,009
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	2.641%	2,865,000	2,786,000
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	3.291%	6,853,000	6,618,785
Subordinated Series 2019-DPLO Class D
1-month USD LIBOR + 1.840% Floor 1.840% 10/15/2034	1.941%	3,200,000	3,183,943

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
May 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	2.501%	11,000,000	9,726,199
BX Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-MFM1 Class F
1-month USD LIBOR + 3.000% Floor 3.000% 01/15/2034	3.101%	4,000,000	4,020,036
Subordinated Series 2021-MFM1 Class G
1-month USD LIBOR + 3.900% Floor 3.900% 01/15/2034	4.001%	650,000	649,610
BX Trust(a),(b)
Series 2018-GW Class D
1-month USD LIBOR + 1.770% Floor 1.770% 05/15/2037	1.871%	7,982,000	7,977,048
Series 2018-GW Class F
1-month USD LIBOR + 2.420% Floor 2.420% 05/15/2035	2.521%	3,000,000	2,990,637
Series 2018-GW Class G
1-month USD LIBOR + 2.920% Floor 2.920% 05/15/2035	3.021%	13,517,000	13,398,907
Series 2019-ATL Class E
1-month USD LIBOR + 2.237% Floor 2.237% 10/15/2036	2.338%	6,500,000	6,378,257
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	7,995,000	8,562,024
Series 2019-OC11 Class E
12/09/2041	4.076%	8,150,000	8,505,457
BX Trust(a),(h)
Subordinated Series 2019-OC11 Class D
12/09/2041	3.944%	4,500,000	4,780,046
CF Hippolyta LLC(a)
Subordinated Series 2021-1A Class B1
03/15/2061	1.980%	10,000,000	10,082,891
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.101%	5,803,000	5,821,124
Citigroup Commercial Mortgage Trust(a),(h)
Subordinated Series 2020-420K Class E
11/10/2042	3.422%	7,000,000	6,468,997
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.822%	19,575,000	19,183,561
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	3.518%	12,900,000	11,815,590
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.493% Floor 3.333% 11/15/2023	3.593%	8,207,971	8,282,333
COMM Mortgage Trust(a),(h)
Series 2020-CBM Class D
02/10/2037	3.633%	4,400,000	4,362,003
Series 2020-CBM Class F
02/10/2037	3.633%	17,650,000	16,495,187
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.741% 11/15/2036	3.842%	28,621,000	28,756,809
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	9,490,000	9,130,902
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	24,275,000	20,954,258
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	20,650,000	15,627,311
CSMC Trust(a),(h)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.283%	5,200,000	4,482,927
Hilton USA Trust(a),(h)
Series 2016-HHV Class F
11/05/2038	4.194%	12,500,000	12,496,985
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	8,320,000	8,372,750
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	21,800,000	21,965,277
Home Partners of America Trust(a)
Series 2019-2 Class F
10/19/2039	3.866%	2,907,555	2,883,424
Invitation Homes Trust(a),(b)
Subordinated Series 2018-SFR4 Class B
1-month USD LIBOR + 1.250% Floor 1.100% 01/17/2038	1.351%	8,000,000	8,038,578

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2018-SFR4 Class C
1-month USD LIBOR + 1.400% Floor 1.250% 01/17/2038	1.501%	14,000,000	14,007,547
KKR Industrial Portfolio Trust(a),(b)
Series 2020-AIP Class F
1-month USD LIBOR + 3.429% Floor 3.429% 03/15/2037	3.530%	7,376,174	7,394,674
Morgan Stanley Capital I Trust(a),(h)
Series 2019-MEAD Class E
11/10/2036	3.177%	5,500,000	5,106,924
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%	5,000,000	5,080,547
Series 2019-SFR1 Class F
08/17/2035	5.061%	10,000,000	10,142,640
Series 2020-SFR1 Class F
04/17/2037	3.431%	5,975,000	6,048,343
Subordinated Series 2018-SFR3 Class E
10/17/2035	4.873%	10,500,000	10,649,626
Subordinated Series 2018-SRF2 Class E
08/17/2035	4.656%	2,840,000	2,861,779
Subordinated Series 2019-SFR1 Class G
08/17/2035	5.309%	18,250,000	18,794,191
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	10,000,000	9,966,927
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	8,000,000	8,139,127
SFO Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-555 Class D
1-month USD LIBOR + 2.400% Floor 2.400% 05/15/2038	2.510%	10,600,000	10,629,835
Subordinated Series 2021-555 Class E
1-month USD LIBOR + 2.900% Floor 2.900% 05/15/2038	3.010%	16,500,000	16,572,278
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	2.201%	6,145,000	6,072,382
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class E
1-month USD LIBOR + 2.740% Floor 2.740% 02/15/2037	2.841%	13,000,000	12,090,967
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-FCMT Class E
1-month USD LIBOR + 4.500% Floor 4.500% 05/15/2031	4.600%	21,600,000	21,640,513
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $465,161,120)			468,388,288

Residential Mortgage-Backed Securities - Agency 31.6%

Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 2013-101 Class HS
-1.0 x 1-month USD LIBOR + 6.500% Cap 6.500% 10/25/2043	6.408%	17,595,064	4,545,512
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	5.799%	5,011,601	885,683
CMO Series 4093 Class SD
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 01/15/2038	6.599%	5,981,248	282,616
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	5.949%	1,274,096	282,501
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	5.999%	91,093	287
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	5.799%	1,564,589	322,725
CMO Series 4704 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/15/2047	6.049%	15,103,931	3,572,924
CMO Series 4826 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/15/2048	6.099%	14,285,109	2,921,952

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4926 Class ST
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 01/15/2040	5.979%	10,594,417	2,238,578
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.988%	12,781,743	3,131,642
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	5.958%	23,235,008	6,479,709
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.869%	3,272,159	701,104
Federal Home Loan Mortgage Corp.(i)
CMO Series 4213 Class DI
06/15/2038	3.500%	315,891	997
CMO Series 4215 Class IL
07/15/2041	3.500%	1,364,401	50,336
CMO Series 5034 Class JI
11/25/2050	2.500%	69,967,990	11,560,734
CMO Series 5040 Class IH
11/25/2050	3.500%	17,680,870	3,484,924
CMO Series 5083 Class NI
12/25/2040	4.500%	18,688,283	3,177,285
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	3,265,318	622,890
Federal Home Loan Mortgage Corp.(h),(i)
CMO Series 4620 Class AS
11/15/2042	1.871%	2,145,520	136,943
Federal Home Loan Mortgage Corp. REMICS(b),(i)
CMO Series 4606 Class SL
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 12/15/2044	5.899%	76,124,482	15,812,105
Federal Home Loan Mortgage Corp. REMICS(i)
CMO Series 5059 Class BI
01/25/2051	2.500%	49,288,549	8,053,778
Federal National Mortgage Association(i)
CMO Series 2012-152 Class EI
07/25/2031	3.000%	4,865,519	444,733
CMO Series 2021-3 Class TI
02/25/2051	2.500%	40,901,412	7,258,062
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-4 Class IO
02/25/2051	2.500%	48,013,338	7,939,798
Federal National Mortgage Association(b),(i)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	5.808%	3,393,703	696,873
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	5.994%	801,752	68,882
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.058%	1,870,848	372,917
CMO Series 2015-27 Class AS
-1.0 x 1-month USD LIBOR + 5.650% Cap 5.650% 05/25/2045	5.558%	14,653,333	3,126,083
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.908%	2,101,285	481,026
CMO Series 2017-50 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/25/2047	6.008%	11,956,184	2,659,147
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.750%	34,640,479	3,558,561
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	6.058%	13,077,429	3,153,713
CMO Series 2020-38 Class SE
1-month USD LIBOR + 6.050% 06/25/2050	5.958%	9,999,938	2,154,100
CMO Series 2020-38 Class WS
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 06/25/2050	4.908%	30,240,477	5,644,503

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association REMICS(i)
CMO Series 2021-22 Class LI
04/25/2051	3.000%	46,597,197	7,845,617
Government National Mortgage Association(i)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	6,996,076	688,946
CMO Series 2018-78 Class GI
04/20/2048	4.000%	16,778,804	1,997,096
CMO Series 2019-129 Class AI
10/20/2049	3.500%	47,601,649	6,297,289
CMO Series 2020-104 Class IY
07/20/2050	3.000%	46,440,660	6,774,791
CMO Series 2020-129 Class GI
09/20/2050	3.000%	23,135,347	3,631,252
CMO Series 2020-129 Class YI
09/20/2050	2.500%	28,880,441	3,958,648
CMO Series 2020-138 Class JI
09/20/2050	2.500%	41,137,521	5,372,334
CMO Series 2020-148 Class AI
10/20/2050	2.500%	131,574,464	17,357,632
CMO Series 2020-160 Class DI
10/20/2050	2.500%	23,571,117	3,350,684
CMO Series 2020-160 Class HI
10/20/2050	2.500%	18,010,806	2,569,447
CMO Series 2020-160 Class IA
10/20/2050	2.500%	48,165,114	7,028,937
CMO Series 2020-160 Class ID
10/20/2050	2.500%	19,317,853	2,750,994
CMO Series 2020-162 Class EI
10/20/2050	2.500%	19,396,012	2,860,662
CMO Series 2020-164 Class CI
11/20/2050	3.000%	25,378,082	3,735,303
CMO Series 2020-173 Class MI
11/20/2050	2.500%	98,020,642	13,098,596
CMO Series 2020-175 Class KI
11/20/2050	2.500%	85,525,077	12,826,093
CMO Series 2020-181 Class AI
12/20/2050	2.500%	36,848,726	5,498,607
CMO Series 2020-181 Class BI
12/20/2050	2.500%	59,837,158	8,015,612
CMO Series 2020-185 Class KI
12/20/2050	2.500%	48,411,052	6,551,589
CMO Series 2020-187 Class AI
12/20/2050	2.500%	59,360,833	8,029,520
CMO Series 2020-188 Class KI
12/20/2050	2.500%	64,138,280	9,261,382
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-188 Class WI
12/20/2050	2.500%	39,158,839	5,385,813
CMO Series 2020-191 Class UC
12/20/2050	4.000%	29,310,596	5,054,788
CMO Series 2020-191 Class UD
12/20/2050	4.000%	41,954,863	7,276,328
CMO Series 2020-191 Class UM
12/20/2050	3.500%	33,145,479	7,194,505
CMO Series 2020-85 Class MI
06/20/2050	3.500%	15,518,771	3,652,627
CMO Series 2021-1 Class IT
01/20/2051	3.000%	44,270,310	6,159,293
CMO Series 2021-24 Class MI
02/20/2051	3.000%	25,849,402	3,792,477
CMO Series 2021-24 Class PI
01/20/2051	2.500%	24,618,929	3,316,303
CMO Series 2021-29 Class GI
02/20/2051	3.000%	36,079,539	5,432,770
CMO Series 2021-29 Class HI
02/20/2051	3.500%	30,013,276	5,015,966
CMO Series 2021-44 Class CI
03/20/2051	3.000%	39,662,494	5,896,742
CMO Series 2021-44 Class MI
03/20/2051	3.000%	23,174,434	3,587,792
CMO Series 2021-49 Class WI
05/20/2048	2.500%	23,852,176	2,677,008
CMO Series 2021-58 Class IA
04/20/2051	3.500%	24,441,375	3,456,729
CMO Series 2021-7 Class QI
01/20/2051	2.500%	57,834,577	8,309,261
CMO Series 2021-9 Class MI
01/20/2051	2.500%	98,446,218	13,198,704
Government National Mortgage Association(b),(i)
CMO Series 2014-6 Class SJ
1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2044	6.001%	14,182,567	3,278,444
CMO Series 2017-163 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.101%	18,134,055	4,481,108
CMO Series 2018-124 Class SG
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	6.101%	14,439,049	3,080,225

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	6.051%	15,580,147	2,631,665
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	6.101%	11,336,921	2,418,268
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.101%	13,629,984	2,941,092
CMO Series 2018-63 Class SH
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.101%	14,637,501	2,965,638
CMO Series 2018-78 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	6.101%	12,331,030	2,425,842
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.101%	11,365,483	2,589,241
CMO Series 2019-103 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/20/2049	5.951%	25,865,036	5,429,919
CMO Series 2019-120 Class SA
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	3.301%	34,471,975	3,534,239
CMO Series 2019-43 Class NS
-1.0 x 1-month USD LIBOR + 3.270% Cap 3.270% 04/20/2049	3.171%	29,442,719	2,397,562
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	6.101%	18,580,775	3,683,821
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-148 Class SA
-1.0 x 1-month USD LIBOR + 6.300% 10/20/2050	6.201%	27,366,245	6,713,534
CMO Series 2020-175 Class NS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 11/20/2050	6.201%	35,430,466	8,757,625
CMO Series 2020-187 Class SE
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 12/20/2050	6.201%	26,728,489	6,208,234
CMO Series 2020-62 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	6.051%	14,232,949	3,427,653
Government National Mortgage Association TBA(c)
06/21/2051	2.500%	395,000,000	409,118,161
Uniform Mortgage-Backed Security TBA(c)
06/14/2051	2.000%	287,500,000	290,408,689
06/14/2051	2.500%	151,000,000	156,349,882
Total Residential Mortgage-Backed Securities - Agency (Cost $1,231,464,039)			1,257,572,602

Residential Mortgage-Backed Securities - Non-Agency 50.4%

Ajax Mortgage Loan Trust(a),(h)
CMO Series 2021-B Class A
06/25/2066	2.239%	14,640,871	14,631,738
CMO Series 2021-C Class A
01/25/2061	2.115%	9,786,985	9,791,651
AlphaFlow Transitional Mortgage Trust(a)
CMO Series 2021-WL1 Class A1
01/25/2026	3.280%	5,000,000	5,001,493
Angel Oak Mortgage Trust I LLC(a),(h)
CMO Series 2018-2 Class M1
07/27/2048	4.343%	3,984,000	3,980,258
CMO Series 2018-3 Class M2
09/25/2048	4.721%	11,091,000	11,132,937
CMO Series 2019-1 Class B1
11/25/2048	5.400%	7,000,000	7,093,959
Subordinated CMO Series 2019-2 Class B1
03/25/2049	5.016%	5,000,000	5,074,768
Subordinated CMO Series 2019-2 Class B2
03/25/2049	6.286%	4,800,000	4,940,506
Bayview Koitere Fund Trust(a),(h)
CMO Series 2020-LT1 Class A1
06/28/2035	4.213%	3,276,402	3,293,433

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund IVa Trust(a),(h)
CMO Series 2020-RN2 Class A1
06/28/2035	4.424%	6,226,825	6,268,649
Bayview Opportunity Master Fund Trust(a),(h)
CMO Series 2020-RN1 Class A1
02/28/2035	3.228%	1,493,775	1,499,658
Bellemeade Re Ltd(a),(b)
Subordinated CMO Series 2020-1A Class B1
1-month USD LIBOR + 4.400% 06/25/2030	4.518%	1,350,000	1,357,933
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	3.442%	2,467,538	2,473,827
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.692%	2,368,738	2,368,722
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2028	1.942%	3,547,189	3,556,537
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.842%	6,000,000	6,004,270
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.692%	15,000,000	15,061,439
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.592%	1,500,000	1,499,999
CMO Series 2020-2A Class M1C
1-month USD LIBOR + 4.000% Floor 4.000% 08/26/2030	4.092%	3,750,000	3,821,999
CMO Series 2020-2A Class M2
1-month USD LIBOR + 6.000% Floor 6.000% 08/26/2030	6.092%	11,550,000	12,226,512
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	4.942%	6,750,000	7,083,190
CMO Series 2020-4A Class M2A
1-month USD LIBOR + 2.600% Floor 2.600% 06/25/2030	2.692%	11,626,216	11,676,837
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	3.692%	10,800,000	10,894,267
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	2.960%	7,300,000	7,283,552
CMO Series 2021-1A Class M2
30-day Average SOFR + 4.850% Floor 4.850% 03/25/2031	4.860%	18,000,000	18,983,079
Subordinated CMO Series 2020-4A Class B1
1-month USD LIBOR + 5.000% Floor 5.000% 06/25/2030	5.092%	4,000,000	4,075,765
Subordinated CMO Series 2021-1A Class B1
30-day Average SOFR + 6.750% Floor 6.750% 03/25/2031	6.760%	3,750,000	4,008,797
BRAVO Residential Funding Trust(a),(h)
CMO Series 2019-NQM2 Class B1
11/25/2059	3.954%	8,550,000	8,568,777
CMO Series 2020-NQM1 Class B1
05/25/2060	5.086%	2,200,000	2,318,551
CMO Series 2020-NQM1 Class B2
05/25/2060	5.630%	2,800,000	2,909,373
CMO Series 2021-B Class A1
04/01/2069	2.115%	28,862,891	28,881,539
BRAVO Residential Funding Trust(a),(b)
CMO Series 2021-HE2 Class B1
30-day Average SOFR + 2.400% 11/25/2069	3.000%	6,000,000	6,000,000
Subordinated CMO Series 2021-HE1 Class B1
30-day Average SOFR + 2.500% 01/25/2070	2.510%	6,708,000	6,688,299
Subordinated CMO Series 2021-HE1 Class B2
30-day Average SOFR + 3.000% 01/25/2070	3.010%	4,129,000	4,081,962
Subordinated CMO Series 2021-HE2 Class B2
30-day Average SOFR + 3.400% 11/25/2069	3.000%	6,570,000	6,570,000
BVRT Financing Trust(a),(b),(e)
CMO Series 2020-CRT1 Class M3
1-month USD LIBOR + 4.000% 07/10/2032	4.095%	12,500,000	12,562,500
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.595%	16,250,000	15,715,099

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-CRT2 Class M3
1-month USD LIBOR + 0.000% 11/10/2032	2.845%	18,700,000	18,629,875
CMO Series 2021-CRT3 Class B1
30-day Average SOFR + 4.300% Floor 4.300% 01/10/2031	4.310%	15,200,000	15,200,000
CMO Series 2021-CRT3 Class M3
30-day Average SOFR + 3.150% Floor 3.150% 01/10/2031	3.160%	7,000,000	7,000,000
CMO Series 2021-CRT3 Class M4
30-day Average SOFR + 3.800% Floor 3.800% 01/10/2031	3.810%	3,400,000	3,400,000
BVRT Financing Trust(a),(b)
CMO Series 2021-1F Class M3
30-day Average SOFR + 2.800% Floor 2.800% 03/15/2038	2.810%	12,700,000	12,701,457
BVRT Financing Trust(a),(b),(e),(f)
CMO Series 2021-2F Class M2
30-day Average SOFR + 2.500% Floor 2.500% 01/10/2032	2.516%	30,000,000	30,000,000
CMO Series 2021-CRT1 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 01/10/2033	2.345%	25,000,000	25,000,000
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.842%	10,131,000	10,174,649
CMO Series 2018-GT1 Class B
1-month USD LIBOR + 3.500% 05/25/2023	3.592%	4,350,000	4,349,997
CIM Trust(a),(h)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	24,280,018	24,270,513
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	38,977,271	39,124,196
Citigroup Mortgage Loan Trust, Inc.(a),(i)
CMO Series 2015-A Class A4IO
06/25/2058	0.250%	909,076	945
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2019-C Class A2
09/25/2059	5.000%	12,000,000	12,084,421
CMO Series 2019-IMC1 Class M1
07/25/2049	3.170%	5,000,000	5,017,275
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust(a),(h)
CMO Series 2020-2 Class M1
03/25/2065	5.250%	1,463,000	1,530,055
Subordinated CMO Series 2020-2 Class B1
03/25/2065	5.250%	3,716,000	3,890,289
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class B1
1-month USD LIBOR + 9.250% 11/25/2039	9.342%	13,000,000	13,360,071
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.242%	16,099,311	15,877,131
CMO Series 2019-R07 Class 1M2
1-month USD LIBOR + 2.100% 10/25/2039	2.192%	10,027,080	10,072,783
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% Floor 2.050% 01/25/2040	2.142%	25,603,216	25,719,616
CSMC Trust(a),(h)
CMO Series 2019-RPL9 Class A2
10/27/2059	3.036%	37,699,800	38,196,842
Deephaven Residential Mortgage Trust(a),(h)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	2,000,000	2,063,490
CMO Series 2020-2 Class B2
05/25/2065	5.898%	4,673,000	4,767,672
Eagle Re Ltd.(a),(b)
CMO Series 2021-1 Class M2
30-day Average SOFR + 4.450% Floor 4.450% 10/25/2033	4.465%	17,000,000	17,664,392
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	1.892%	11,000,000	10,821,014
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 14-C02 Class 1M2
1-month USD LIBOR + 2.600% Floor 2.600% 05/25/2024	2.692%	36,905,985	36,975,194
CMO Series 2014-C03 Class 1M2
1-month USD LIBOR + 3.000% Floor 3.000% 07/25/2024	3.092%	23,008,074	23,138,272
CMO Series 2018-C04 Class 2M2
1-month USD LIBOR + 2.550% Floor 2.550% 12/25/2030	2.642%	12,901,554	13,148,089

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FMC GMSR Issuer Trust(a),(h)
CMO Series 2019-GT1 Class B
05/25/2024	5.660%	20,000,000	20,109,408
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	9,050,000	9,124,177
Freddie Mac STACR(a),(b)
Subordinated CMO Series 2019-HQA3 Class B1
1-month USD LIBOR + 3.000% 09/25/2049	3.092%	16,059,209	16,223,122
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA2 Class M2
1-month USD LIBOR + 1.850% 02/25/2050	1.942%	20,025,000	20,165,267
CMO Series 2020-HQA1 Class M2
1-month USD LIBOR + 1.900% 01/25/2050	1.992%	9,416,809	9,440,762
CMO Series 2020-HQA2 Class M2
1-month USD LIBOR + 3.100% 03/25/2050	3.192%	32,340,000	32,866,712
CMO Series 2020-HQA3 Class M2
1-month USD LIBOR + 3.600% 07/25/2050	3.692%	9,653,524	9,739,586
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	6.092%	11,300,000	12,111,529
Subordinated CMO Series 2020-DNA5 Class B1
30-day Average SOFR + 4.800% 10/25/2050	4.810%	11,200,000	11,794,733
Subordinated CMO Series 2020-DNA5 Class M2
30-day Average SOFR + 2.800% 10/25/2050	2.810%	6,000,000	6,076,977
Subordinated CMO Series 2020-DNA6 Class B2
30-day Average SOFR + 5.650% 12/25/2050	5.660%	15,500,000	15,640,723
Subordinated CMO Series 2020-HQA1 Class B1
1-month USD LIBOR + 2.350% 01/25/2050	2.442%	8,000,000	7,976,710
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	5.842%	8,000,000	8,609,640
Subordinated CMO Series 2020-HQA4 Class B1
1-month USD LIBOR + 5.250% 09/25/2050	5.356%	16,600,000	17,572,694
Subordinated CMO Series 2021-DNA1 Class B2
30-day Average SOFR + 4.750% 01/25/2051	4.760%	11,000,000	10,447,778
Freddie Mac STACR Trust(a),(b)
CMO Series 2018-DNA2 Class M2
1-month USD LIBOR + 2.150% 12/25/2030	2.242%	16,898,009	17,056,813
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2019-FTR2 Class M2
1-month USD LIBOR + 2.150% 11/25/2048	2.242%	16,207,503	16,192,292
Subordinated CMO Series 2019-HQA2 Class B1
1-month USD LIBOR + 4.100% 04/25/2049	4.192%	20,000,000	20,669,970
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN1 Class M3
1-month USD LIBOR + 4.500% 02/25/2024	4.592%	6,217,978	6,370,267
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	2.610%	13,000,000	13,223,350
Subordinated CMO Series 2020-DNA3 Class B1
1-month USD LIBOR + 5.100% 06/25/2050	5.192%	10,500,000	11,006,376
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	4.010%	6,750,000	7,015,608
Subordinated CMO Series 2020-HQA5 Class B2
30-day Average SOFR + 7.400% 11/25/2050	7.410%	14,200,000	16,146,050
GCAT LLC(a)
CMO Series 2019-NQM1 Class M1
02/25/2059	3.849%	8,800,000	8,802,439
GCAT LLC(a),(h)
CMO Series 2020-4 Class A1
12/25/2025	2.611%	7,390,133	7,436,976
GCAT Trust(a),(h)
CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	5,650,000	5,777,419
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	1.992%	4,069,544	4,069,555
Glebe Funding Trust (The)(a)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	48,372,419	48,372,419
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	10,000,000	9,931,805
Home Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% 10/25/2028	3.092%	9,924,593	10,036,939

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.150% Floor 4.150% 10/25/2030	4.294%	4,000,000	4,124,808
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	5.394%	8,800,000	9,011,289
Homeward Opportunities Fund I Trust(a)
Subordinated CMO Series 2018-2 Class B1
11/25/2058	5.593%	13,285,000	13,801,841
Homeward Opportunities Fund Trust(a),(h)
CMO Series 2020-BPL1 Class A2
08/25/2025	5.438%	6,000,000	6,110,083
L1C LLC(a)
CMO Series 2020-1 Class NOTE
08/25/2051	5.290%	5,700,000	5,731,237
Legacy Mortgage Asset Trust(a)
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	12,517,939	12,525,366
Legacy Mortgage Asset Trust(a),(h)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	4,362,679	4,359,415
LVII Trust(a),(e),(f),(h)
Subordinated CMO Series 2020-1 Class B1
05/25/2060	5.000%	14,834,000	14,778,373
MFA Trust(a),(h)
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	3,500,000	3,555,090
Subordinated CMO Series 2020-NQM3 Class B1
01/26/2065	3.661%	6,250,000	6,362,888
Mortgage Acquisition Trust I LLC(a)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	30,000,000	30,000,000
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 02/25/2030	1.842%	3,050,000	2,979,278
MRA Issuance Trust(a),(b),(e),(f)
CMO Series 2021-EBO4 Class A1X
1-month USD LIBOR + 1.750% Floor 1.750% 02/16/2022	1.860%	35,000,000	35,000,000
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	5,556,676	5,571,699
CMO Series 2018-FNT2 Class F
07/25/2054	5.950%	3,292,998	3,293,096
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	2,292,129	2,292,243
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	654,894	654,674
Subordinated CMO Series 2018-FNT1 Class G
05/25/2023	5.670%	3,985,248	3,966,231
New Residential Mortgage Loan Trust(a),(h),(i)
CMO Series 2014-1A Class AIO
01/25/2054	2.320%	6,362,802	329,802
New Residential Mortgage Loan Trust(a),(h)
CMO Series 2020-RPL2 Class A1
08/25/2025	3.578%	7,406,014	7,550,708
New York Mortgage Trust(a),(h)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	12,080,000	12,087,550
CMO Series 2021-BPL1 Class A2
05/25/2026	2.981%	5,000,000	5,003,125
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	6,070,395	6,143,088
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.042%	9,100,000	9,143,432
CMO Series 2019-1A Class M2
1-month USD LIBOR + 2.550% Floor 2.550% 07/25/2029	2.642%	15,000,000	15,064,800
Oaktown Re Ltd.(a),(b)
Subordinated CMO Series 2017-1A Class B1
1-month USD LIBOR + 5.750% 04/25/2027	5.842%	3,347,000	3,394,562
Subordinated CMO Series 2017-1A Class M2
1-month USD LIBOR + 4.000% 04/25/2027	4.092%	6,560,046	6,585,975
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	5.393%	9,500,000	9,953,015
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class B1
30-day Average SOFR + 5.500% Floor 5.500% 10/25/2033	5.510%	2,373,000	2,421,269
CMO Series 2021-1A Class M2
30-day Average SOFR + 3.950% Floor 3.950% 10/25/2033	3.960%	6,500,000	6,547,828

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OMSR(a)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	18,104,610	18,193,712
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.090%	9,164,691	9,078,545
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.840%	9,568,625	9,450,633
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-FT1 Class A
1-month USD LIBOR + 2.350% 04/25/2023	2.442%	9,500,000	9,465,232
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.942%	19,379,000	19,357,712
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.742%	47,570,000	47,444,177
Preston Ridge Partners Mortgage(a),(h)
CMO Series 2020-4 Class A2
10/25/2025	3.436%	5,500,000	5,545,476
CMO Series 2021-2 Class A1
03/25/2026	2.115%	9,648,350	9,639,591
CMO Series 2021-2 Class A2
03/25/2026	3.770%	14,300,000	14,274,769
CMO Series 2021-3 Class A2
04/25/2026	3.720%	7,000,000	7,006,781
CMO Series 2021-4 Class A2
04/25/2026	3.474%	5,350,000	5,354,527
Preston Ridge Partners Mortgage LLC(a),(h)
CMO Series 2020-4 Class A1
10/25/2025	2.610%	9,415,258	9,469,339
CMO Series 2020-6 Class A2
11/25/2025	4.703%	2,300,000	2,283,414
CMO Series 2021-3 Class A1
04/25/2026	1.867%	11,772,398	11,773,114
Preston Ridge Partners Mortgage Trust(a),(h)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	9,721,942	9,719,275
CMO Series 2021-1 Class A2
01/25/2026	3.720%	28,254,000	28,244,091
Pretium Mortgage Credit Partners I LLC(a),(h)
CMO Series 2020-NPL2 Class A1
02/27/2060	3.721%	2,599,453	2,601,799
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-NPL2 Class A2
02/27/2060	6.170%	2,700,000	2,701,154
CMO Series 2020-RPL1 Class A2
05/27/2060	6.170%	7,271,135	7,430,473
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	27,047,575	27,078,761
PRPM LLC(a),(h)
CMO Series 2020-1A Class A2
02/25/2025	3.967%	22,750,000	22,363,898
Radnor Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 2.700% 03/25/2028	2.792%	5,670,000	5,669,997
CMO Series 2019-2 Class B1
1-month USD LIBOR + 2.700% Floor 2.700% 06/25/2029	2.792%	3,000,000	3,042,941
CMO Series 2020-2 Class M2
1-month USD LIBOR + 5.600% Floor 5.600% 10/25/2030	5.748%	4,400,000	4,499,590
RCO V Mortgage LLC(a),(h)
CMO Series 2020-1 Class A1
09/25/2025	3.105%	5,402,912	5,450,881
CMO Series 2020-1 Class A2
09/25/2025	5.389%	6,500,000	6,542,999
Residential Mortgage Loan Trust(a),(h)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	6,378,000	6,462,482
Subordinated CMO Series 2020-1 Class B1
02/25/2024	3.946%	3,938,000	4,042,986
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A3
09/25/2050	5.086%	10,275,854	10,477,311
STACR Trust(a),(b)
Subordinated CMO Series 2018-HRP1 Class B1
1-month USD LIBOR + 3.750% 04/25/2043	3.842%	14,000,000	14,353,073
Starwood Mortgage Residential Trust(a),(h)
CMO Series 2020-3 Class B1
04/25/2065	4.750%	4,750,000	4,953,580
CMO Series 2021-1 Class A1
05/25/2065	1.219%	37,281,632	37,424,644
Starwood Mortgage Residential Trust(a)
Subordinated CMO Series 2020-INV1 Class B1
11/25/2055	3.257%	3,200,000	3,245,080
Subordinated CMO Series 2020-INV1 Class B2
11/25/2055	4.261%	1,400,000	1,423,558

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Station Place Securitization Trust(a),(b)
Subordinated CMO Series 2021-WL1 Class D
1-month USD LIBOR + 1.250% Floor 1.250% 01/26/2054	1.379%	6,300,000	6,299,216
Stonnington Mortgage Trust(a),(e),(h)
CMO Series 2020-1 Class A
07/28/2024	5.500%	7,654,719	7,654,720
Toorak Mortgage Corp., Ltd.(a),(h)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	3,382,746	3,394,335
Toorak Mortgage Corp., Ltd.(a),(c),(h)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	21,000,000	20,997,900
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2030	4.618%	16,865,000	17,061,462
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.600% Floor 5.600% 10/25/2030	5.718%	8,000,000	8,267,978
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	4.592%	5,000,000	5,141,099
CMO Series 2021-2 Class M2
1-month USD LIBOR + 5.500% Floor 5.500% 10/25/2033	5.592%	10,000,000	10,077,466
Subordinated CMO Series 2021-1 Class B1
1-month USD LIBOR + 4.500% Floor 4.500% 08/25/2033	4.606%	13,000,000	13,004,896
Subordinated CMO Series 2021-2 Class B1
1-month USD LIBOR + 7.500% Floor 7.500% 10/25/2033	7.592%	5,000,000	5,035,973
VCAT Asset Securitization LLC(a),(c),(h)
CMO Series 2021-NPL3 Class A2
05/25/2051	3.967%	3,980,000	3,979,964
VCAT LLC(a),(h)
CMO Series 2021-NPL2 Class A2
03/27/2051	4.212%	5,500,000	5,505,466
Vericrest Opportunity Loan Transferee(a),(h)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	16,396,411	16,412,912
CMO Series 2021-NPL7 Class A1
04/25/2051	2.116%	22,000,495	22,020,881
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee XCIV LLC(a),(h)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	15,349,842	15,372,019
Vericrest Opportunity Loan Transferee XCIX LLC(a),(h)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	15,194,439	15,193,727
Vericrest Opportunity Loan Transferee XCVI LLC(a),(h)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	26,923,494	26,924,406
Vericrest Opportunity Loan Transferee XCVII LLC(a),(h)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	22,814,798	22,832,683
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class B1
04/25/2060	5.750%	1,050,000	1,101,948
Subordinated CMO Series 2020-INV1 Class B2
04/25/2060	6.000%	3,150,000	3,259,205
Verus Securitization Trust(a),(h)
CMO Series 2020-NPL1 Class A2
08/25/2050	5.682%	8,000,000	8,113,895
Subordinated CMO Series 2019-3 Class B1
07/25/2059	4.043%	4,000,000	4,076,971
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	4,150,000	4,188,084
Subordinated CMO Series 2020-1 Class B1
01/25/2060	3.624%	6,000,000	6,106,012
Subordinated CMO Series 2020-4 Class B2
06/25/2065	5.600%	2,000,000	2,052,140
Visio Trust(a),(h)
CMO Series 2019-2 Class B1
11/25/2054	3.910%	1,200,000	1,231,175
CMO Series 2019-2 Class M1
11/25/2054	3.260%	1,400,000	1,457,350
Vista Point Securitization Trust(a),(h)
Subordinated CMO Series 2020-1 Class B1
03/25/2065	5.375%	2,000,000	2,098,649
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $1,976,807,716)			2,006,839,101

Options Purchased Puts 1.7%
Value ($)
(Cost $25,975,000)	68,134,554

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mortgage Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Money Market Funds 5.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(j),(k)	222,352,487	222,330,251
Total Money Market Funds (Cost $222,320,881)		222,330,251
Total Investments in Securities (Cost: $4,873,435,047)		4,965,747,322
Other Assets & Liabilities, Net		(984,524,820)
Net Assets		3,981,222,502
At May 31, 2021, securities and/or cash totaling $35,882,417 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(2,231)	09/2021	USD	(294,352,563)	—	(878,222)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	125,000,000	125,000,000	1.00	09/30/2021	2,175,000	7,689,612
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	530,000,000	530,000,000	1.25	11/16/2021	7,420,000	23,463,047
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	135,000,000	135,000,000	1.25	12/03/2021	2,092,500	6,196,028
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	550,000,000	550,000,000	1.25	01/05/2022	9,405,000	26,680,335
5-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	465,000,000	465,000,000	1.50	05/20/2022	4,882,500	4,105,532
Total							25,975,000	68,134,554

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(400,000,000)	(400,000,000)	1.70	10/01/2021	(5,530,000)	(7,579,120)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(164,000,000)	(164,000,000)	2.20	03/17/2022	(3,066,800)	(1,708,847)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
May 31, 2021
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.635%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	03/18/2031	USD	345,000,000	(3,285,898)	—	—	—	(3,285,898)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	10,000,000	546,875	(3,333)	344,533	—	199,009	—

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.443	USD	10,000,000	(1,125,000)	3,334	—	(2,251,114)	1,129,448	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.443	USD	10,000,000	(1,125,000)	3,333	—	(1,914,481)	792,814	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.443	USD	40,000,000	(4,500,000)	13,334	—	(4,994,879)	508,213	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.443	USD	25,000,000	(2,812,500)	8,333	—	(2,993,439)	189,272	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.443	USD	10,000,000	(1,125,000)	3,333	—	(1,242,693)	121,026	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.443	USD	10,000,000	(1,125,000)	3,333	—	(1,765,327)	643,660	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	3.997	USD	5,000,000	(273,438)	1,667	—	(764,762)	492,991	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	26,500,000	(2,981,250)	8,834	—	(5,116,363)	2,143,947	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	20,000,000	(2,250,000)	6,666	—	(4,079,619)	1,836,285	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	14,000,000	(1,575,000)	4,667	—	(3,246,461)	1,676,128	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	12,000,000	(1,350,000)	4,000	—	(2,696,851)	1,350,851	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	8,800,000	(990,000)	2,934	—	(2,103,266)	1,116,200	—
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Mortgage Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	10,000,000	(1,125,000)	3,333	—	(1,979,498)	857,831	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	13,000,000	(1,462,500)	4,333	—	(2,112,002)	653,835	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	5,000,000	(562,500)	1,666	—	(840,605)	279,771	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	45,000,000	(5,062,500)	15,000	—	(5,314,032)	266,532	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	3.997	USD	20,000,000	(1,093,750)	6,667	—	(3,942,737)	2,855,654	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	3.997	USD	5,000,000	(273,438)	1,667	—	(755,165)	483,394	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	3.997	USD	25,000,000	(1,367,187)	8,333	—	(1,320,728)	—	(38,126)
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	3.992	USD	22,000,000	(1,326,875)	7,334	—	(3,259,749)	1,940,208	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	3.992	USD	5,000,000	(301,563)	1,667	—	(770,686)	470,790	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	3.992	USD	25,000,000	(1,507,812)	8,333	—	(1,466,647)	—	(32,832)
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	3.992	USD	25,000,000	(1,507,812)	8,333	—	(1,411,086)	—	(88,393)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	12.867	USD	2,550,000	(511,195)	850	—	(221,369)	—	(288,976)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	12.867	USD	5,000,000	(1,002,344)	1,666	—	(284,960)	—	(715,718)
Total								(38,336,664)	132,950	—	(56,848,519)	19,808,850	(1,164,045)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month USD LIBOR	London Interbank Offered Rate	0.131%
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
May 31, 2021
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2021, the total value of these securities amounted to $3,314,426,173, which represents 83.25% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2021.
(c)	Represents a security purchased on a when-issued basis.
(d)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of May 31, 2021 and is not reflective of the cash flow payments.
(e)	Valuation based on significant unobservable inputs.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2021, the total value of these securities amounted to $144,609,637, which represents 3.63% of total net assets.
(g)	Zero coupon bond.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2021.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2021.
(k)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.042%
	117,544,851	1,714,091,284	(1,609,299,864)	(6,020)	222,330,251	(9,207)	154,815	222,352,487
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Mortgage Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	767,389,677	168,084,049	935,473,726
Commercial Mortgage-Backed Securities - Agency	—	7,008,800	—	7,008,800
Commercial Mortgage-Backed Securities - Non-Agency	—	468,388,288	—	468,388,288
Residential Mortgage-Backed Securities - Agency	—	1,257,572,602	—	1,257,572,602
Residential Mortgage-Backed Securities - Non-Agency	—	1,821,898,534	184,940,567	2,006,839,101
Options Purchased Puts	—	68,134,554	—	68,134,554
Money Market Funds	222,330,251	—	—	222,330,251
Total Investments in Securities	222,330,251	4,390,392,455	353,024,616	4,965,747,322
Investments in Derivatives
Asset
Swap Contracts	—	20,007,859	—	20,007,859
Liability
Futures Contracts	(878,222)	—	—	(878,222)
Options Contracts Written	—	(9,287,967)	—	(9,287,967)
Swap Contracts	—	(4,449,943)	—	(4,449,943)
Total	221,452,029	4,396,662,404	353,024,616	4,971,139,049
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2021 ($)
Asset-Backed Securities — Non-Agency	59,087,472	(18,391,716)	10,264	6,228,862	134,279,548	(13,130,381)	—	—	168,084,049
Residential Mortgage-Backed Securities — Non-Agency	64,052,153	2,143	—	541,526	191,742,177	(7,345,280)	—	(64,052,152)	184,940,567
Total	123,139,625	(18,389,573)	10,264	6,770,388	326,021,725	(20,475,661)	—	(64,052,152)	353,024,616
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2021 was $6,670,951, which is comprised of Asset-Backed Securities — Non-Agency of $6,129,425 and Residential Mortgage-Backed Securities — Non-Agency of $541,526.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage-backed securities and asset-backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Mortgage Opportunities Fund | Annual Report 2021

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,625,139,166)	$4,675,282,517
Affiliated issuers (cost $222,320,881)	222,330,251
Options purchased (cost $25,975,000)	68,134,554
Cash	13,678
Cash collateral held at broker for:
Swap contracts	12,133,000
TBA	157,000
Other(a)	2,182,000
Margin deposits on:
Futures contracts	3,742,503
Swap contracts	17,667,914
Unrealized appreciation on swap contracts	20,007,859
Upfront payments on swap contracts	344,533
Receivable for:
Capital shares sold	17,291,133
Dividends	8,409
Interest	10,961,304
Prepaid expenses	28,688
Total assets	5,050,285,343
Liabilities
Option contracts written, at value (premiums received $8,596,800)	9,287,967
Unrealized depreciation on swap contracts	1,164,045
Upfront receipts on swap contracts	56,848,519
Payable for:
Investments purchased	16,209,503
Investments purchased on a delayed delivery basis	982,049,454
Capital shares purchased	2,132,224
Variation margin for futures contracts	348,594
Variation margin for swap contracts	567,471
Management services fees	67,668
Distribution and/or service fees	3,267
Transfer agent fees	260,705
Compensation of board members	57,603
Other expenses	65,821
Total liabilities	1,069,062,841
Net assets applicable to outstanding capital stock	$3,981,222,502
Represented by
Paid in capital	3,842,659,989
Total distributable earnings (loss)	138,562,513
Total - representing net assets applicable to outstanding capital stock	$3,981,222,502
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	29

Statement of Assets and Liabilities  (continued)
May 31, 2021
Class A
Net assets	$191,161,374
Shares outstanding	17,587,414
Net asset value per share	$10.87
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.21
Advisor Class
Net assets	$424,803,402
Shares outstanding	39,122,539
Net asset value per share	$10.86
Class C
Net assets	$71,914,567
Shares outstanding	6,618,019
Net asset value per share	$10.87
Institutional Class
Net assets	$2,005,277,859
Shares outstanding	184,574,175
Net asset value per share	$10.86
Institutional 2 Class
Net assets	$794,472,701
Shares outstanding	73,155,414
Net asset value per share	$10.86
Institutional 3 Class
Net assets	$493,592,599
Shares outstanding	45,421,378
Net asset value per share	$10.87

(a)	Includes collateral related to options purchased, options contracts written and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Mortgage Opportunities Fund | Annual Report 2021

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$9,992,884
Dividends — affiliated issuers	154,815
Interest	114,594,690
Interfund lending	268
Total income	124,742,657
Expenses:
Management services fees	14,245,789
Distribution and/or service fees
Class A	335,586
Class C	498,618
Transfer agent fees
Class A	131,256
Advisor Class	221,543
Class C	48,830
Institutional Class	1,074,237
Institutional 2 Class	216,760
Institutional 3 Class	19,289
Compensation of board members	51,781
Custodian fees	33,684
Printing and postage fees	80,729
Registration fees	343,152
Audit fees	49,500
Legal fees	31,585
Interest on collateral	25,710
Compensation of chief compliance officer	408
Other	82,900
Total expenses	17,491,357
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(266,697)
Expense reduction	(20)
Total net expenses	17,224,640
Net investment income	107,518,017
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	24,485,916
Investments — affiliated issuers	(9,207)
Futures contracts	15,592,258
Options purchased	(14,698,000)
Swap contracts	24,892,106
Net realized gain	50,263,073
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	196,292,795
Investments — affiliated issuers	(6,020)
Futures contracts	(249,601)
Options purchased	49,749,194
Options contracts written	(691,167)
Swap contracts	3,120,390
Net change in unrealized appreciation (depreciation)	248,215,591
Net realized and unrealized gain	298,478,664
Net increase in net assets resulting from operations	$405,996,681
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	31

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income	$107,518,017	$70,749,745
Net realized gain (loss)	50,263,073	(5,372,229)
Net change in unrealized appreciation (depreciation)	248,215,591	(164,613,489)
Net increase (decrease) in net assets resulting from operations	405,996,681	(99,235,973)
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,571,546)	(4,659,559)
Advisor Class	(13,189,471)	(8,894,631)
Class C	(2,478,953)	(1,332,170)
Institutional Class	(63,411,891)	(37,632,662)
Institutional 2 Class	(22,697,693)	(9,080,519)
Institutional 3 Class	(21,932,800)	(9,399,836)
Total distributions to shareholders	(131,282,354)	(70,999,377)
Increase in net assets from capital stock activity	2,255,218,897	217,778,884
Total increase in net assets	2,529,933,224	47,543,534
Net assets at beginning of year	1,451,289,278	1,403,745,744
Net assets at end of year	$3,981,222,502	$1,451,289,278
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Mortgage Opportunities Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	15,195,476	160,736,787	6,534,169	66,097,520
Distributions reinvested	729,495	7,568,938	467,716	4,655,565
Redemptions	(8,258,662)	(87,508,287)	(9,240,015)	(91,798,075)
Net increase (decrease)	7,666,309	80,797,438	(2,238,130)	(21,044,990)
Advisor Class
Subscriptions	30,656,403	325,371,899	17,052,780	171,642,957
Distributions reinvested	1,267,105	13,189,471	893,262	8,894,245
Redemptions	(8,471,914)	(87,435,830)	(21,603,019)	(210,205,183)
Net increase (decrease)	23,451,594	251,125,540	(3,656,977)	(29,667,981)
Class C
Subscriptions	3,022,756	32,245,438	2,175,839	22,026,732
Distributions reinvested	238,354	2,466,682	133,945	1,329,165
Redemptions	(971,766)	(10,053,331)	(1,175,645)	(11,395,143)
Net increase	2,289,344	24,658,789	1,134,139	11,960,754
Institutional Class
Subscriptions	135,688,924	1,443,219,131	71,713,499	719,221,815
Distributions reinvested	6,074,719	63,149,523	3,775,049	37,495,088
Redemptions	(37,662,698)	(388,954,563)	(63,205,045)	(610,167,211)
Net increase	104,100,945	1,117,414,091	12,283,503	146,549,692
Institutional 2 Class
Subscriptions	60,126,587	639,644,471	29,225,493	294,573,188
Distributions reinvested	2,168,433	22,588,185	913,968	9,047,212
Redemptions	(10,901,913)	(114,357,757)	(23,119,777)	(223,607,136)
Net increase	51,393,107	547,874,899	7,019,684	80,013,264
Institutional 3 Class
Subscriptions	30,740,014	321,099,734	6,666,364	66,254,912
Distributions reinvested	2,112,099	21,932,649	948,722	9,399,363
Redemptions	(10,512,792)	(109,684,243)	(4,728,142)	(45,686,130)
Net increase	22,339,321	233,348,140	2,886,944	29,968,145
Total net increase	211,240,620	2,255,218,897	17,429,163	217,778,884
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2021	$9.35	0.47	1.66	2.13	(0.43)	(0.18)	(0.61)
Year Ended 5/31/2020	$10.19	0.40	(0.85)	(0.45)	(0.31)	(0.08)	(0.39)
Year Ended 5/31/2019	$9.93	0.44	0.25	0.69	(0.40)	(0.03)	(0.43)
Year Ended 5/31/2018	$10.12	0.49	0.04	0.53	(0.38)	(0.34)	(0.72)
Year Ended 5/31/2017	$9.69	0.38	0.52	0.90	(0.34)	(0.13)	(0.47)
Advisor Class
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.11	0.54	0.01	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.46	0.91	(0.36)	(0.13)	(0.49)
Class C
Year Ended 5/31/2021	$9.35	0.40	1.65	2.05	(0.35)	(0.18)	(0.53)
Year Ended 5/31/2020	$10.19	0.32	(0.84)	(0.52)	(0.24)	(0.08)	(0.32)
Year Ended 5/31/2019	$9.93	0.37	0.24	0.61	(0.32)	(0.03)	(0.35)
Year Ended 5/31/2018	$10.12	0.44	0.01	0.45	(0.30)	(0.34)	(0.64)
Year Ended 5/31/2017	$9.69	0.34	0.48	0.82	(0.26)	(0.13)	(0.39)
Institutional Class
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.19	0.42	(0.84)	(0.42)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.93	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.12	0.53	0.02	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.48	0.44	0.92	(0.36)	(0.13)	(0.49)
Institutional 2 Class
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.11	0.52	0.03	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.47	0.92	(0.37)	(0.13)	(0.50)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Mortgage Opportunities Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2021	$10.87	23.28%	1.01%(c)	1.00%(c),(d)	4.56%	496%	$191,161
Year Ended 5/31/2020	$9.35	(4.54%)	1.04%(c),(e)	1.01%(c),(e)	3.97%	819%	$92,796
Year Ended 5/31/2019	$10.19	7.12%	1.08%(c)	1.01%(c)	4.41%	528%	$123,926
Year Ended 5/31/2018	$9.93	5.53%	1.12%	1.00%	5.12%	716%	$70,299
Year Ended 5/31/2017	$10.12	9.50%	1.10%	1.00%	3.80%	739%	$4,964
Advisor Class
Year Ended 5/31/2021	$10.86	23.48%	0.76%(c)	0.75%(c),(d)	4.79%	496%	$424,803
Year Ended 5/31/2020	$9.35	(4.20%)	0.78%(c),(e)	0.76%(c),(e)	4.20%	819%	$146,447
Year Ended 5/31/2019	$10.18	7.39%	0.84%(c)	0.76%(c)	4.69%	528%	$196,808
Year Ended 5/31/2018	$9.92	5.79%	0.86%	0.75%	5.52%	716%	$29,201
Year Ended 5/31/2017	$10.11	9.67%	0.85%	0.75%	4.55%	739%	$6,157
Class C
Year Ended 5/31/2021	$10.87	22.37%	1.76%(c)	1.75%(c),(d)	3.82%	496%	$71,915
Year Ended 5/31/2020	$9.35	(5.26%)	1.79%(c),(e)	1.76%(c),(e)	3.26%	819%	$40,482
Year Ended 5/31/2019	$10.19	6.32%	1.84%(c)	1.76%(c)	3.69%	528%	$32,543
Year Ended 5/31/2018	$9.93	4.74%	1.85%	1.75%	4.44%	716%	$5,842
Year Ended 5/31/2017	$10.12	8.69%	1.85%	1.75%	3.43%	739%	$1,975
Institutional Class
Year Ended 5/31/2021	$10.86	23.48%	0.76%(c)	0.75%(c),(d)	4.80%	496%	$2,005,278
Year Ended 5/31/2020	$9.35	(4.29%)	0.78%(c),(e)	0.76%(c),(e)	4.23%	819%	$752,376
Year Ended 5/31/2019	$10.19	7.38%	0.84%(c)	0.76%(c)	4.71%	528%	$694,646
Year Ended 5/31/2018	$9.93	5.80%	0.85%	0.75%	5.44%	716%	$64,054
Year Ended 5/31/2017	$10.12	9.78%	0.86%	0.75%	4.92%	739%	$17,188
Institutional 2 Class
Year Ended 5/31/2021	$10.86	23.53%	0.72%(c)	0.71%(c)	4.82%	496%	$794,473
Year Ended 5/31/2020	$9.35	(4.15%)	0.74%(c),(e)	0.71%(c),(e)	4.26%	819%	$203,390
Year Ended 5/31/2019	$10.18	7.45%	0.77%(c)	0.70%(c)	4.70%	528%	$150,092
Year Ended 5/31/2018	$9.92	5.84%	0.83%	0.71%	5.44%	716%	$47,960
Year Ended 5/31/2017	$10.11	9.76%	0.80%	0.69%	4.55%	739%	$49
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	35

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2021	$9.35	0.51	1.66	2.17	(0.47)	(0.18)	(0.65)
Year Ended 5/31/2020	$10.19	0.43	(0.84)	(0.41)	(0.35)	(0.08)	(0.43)
Year Ended 5/31/2019	$9.93	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.12	0.55	0.01	0.56	(0.41)	(0.34)	(0.75)
Year Ended 5/31/2017(f)	$9.87	0.16	0.18	0.34	(0.09)	—	(0.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2021	5/31/2020	5/31/2019
Class A	less than 0.01%	0.01%	0.01%
Advisor Class	less than 0.01%	0.01%	0.01%
Class C	less than 0.01%	0.01%	0.01%
Institutional Class	less than 0.01%	0.01%	0.01%
Institutional 2 Class	less than 0.01%	0.01%	0.01%
Institutional 3 Class	less than 0.01%	0.01%	0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Mortgage Opportunities Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2021	$10.87	23.71%	0.67%(c)	0.66%(c)	4.92%	496%	$493,593
Year Ended 5/31/2020	$9.35	(4.20%)	0.69%(c),(e)	0.66%(c),(e)	4.36%	819%	$215,799
Year Ended 5/31/2019	$10.19	7.49%	0.72%(c)	0.65%(c)	4.71%	528%	$205,730
Year Ended 5/31/2018	$9.93	5.90%	0.75%	0.65%	5.55%	716%	$189,672
Year Ended 5/31/2017(f)	$10.12	3.50%	0.76%(g)	0.65%(g)	6.57%(g)	739%	$260,713
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2021	37

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
38	Columbia Mortgage Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Mortgage Opportunities Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
May 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
40	Columbia Mortgage Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Mortgage Opportunities Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
May 31, 2021
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
42	Columbia Mortgage Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	20,007,859*
Credit risk	Upfront payments on swap contracts	344,533
Interest rate risk	Investments, at value — Options purchased	68,134,554
Total		88,486,946

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,164,045*
Credit risk	Upfront receipts on swap contracts	56,848,519
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	878,222*
Interest rate risk	Options contracts written, at value	9,287,967
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	3,285,898*
Total		71,464,651

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Mortgage Opportunities Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
May 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	24,892,141	24,892,141
Interest rate risk	15,592,258	(14,698,000)	(35)	894,223
Total	15,592,258	(14,698,000)	24,892,106	25,786,364

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	6,406,288	6,406,288
Interest rate risk	(249,601)	(691,167)	49,749,194	(3,285,898)	45,522,528
Total	(249,601)	(691,167)	49,749,194	3,120,390	51,928,816
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	24,783,300*
Futures contracts — short	265,383,969**
Credit default swap contracts — buy protection	10,000,000**
Credit default swap contracts — sell protection	247,650,000**

Derivative instrument	Average value ($)
Options contracts — purchased	38,712,788**
Options contracts — written	(1,619,933)*

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Interest rate swap contracts	210,666	(241,109)

*	Based on the ending daily outstanding amounts for the year ended May 31, 2021.
**	Based on the ending quarterly outstanding amounts for the year ended May 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
44	Columbia Mortgage Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Mortgage Opportunities Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
May 31, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2021:
	Citi ($)(a)	Citi ($)(a)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Options purchased puts	37,348,687	-	-	30,785,867	-	68,134,554
OTC credit default swap contracts (b)	-	3,284,315	1,136,651	15,931,426	-	20,352,392
Total assets	37,348,687	3,284,315	1,136,651	46,717,293	-	88,486,946
Liabilities
Centrally cleared interest rate swap contracts (c)	-	-	-	-	567,471	567,471
Options contracts written	1,708,847	-	-	7,579,120	-	9,287,967
OTC credit default swap contracts (b)	-	13,396,606	2,530,089	42,085,869	-	58,012,564
Total liabilities	1,708,847	13,396,606	2,530,089	49,664,989	567,471	67,868,002
Total financial and derivative net assets	35,639,840	(10,112,291)	(1,393,438)	(2,947,696)	(567,471)	20,618,944
Total collateral received (pledged) (d)	35,639,840	(10,112,291)	(1,393,438)	(2,182,000)	(567,471)	21,384,640
Net amount (e)	-	-	-	(765,696)	-	(765,696)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
46	Columbia Mortgage Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.650% to 0.535% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.634% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Mortgage Opportunities Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
May 31, 2021
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $368,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
48	Columbia Mortgage Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	267,153
Class C	—	1.00(b)	4,933

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through September 30, 2021
Class A	1.00%
Advisor Class	0.75
Class C	1.75
Institutional Class	0.75
Institutional 2 Class	0.71
Institutional 3 Class	0.66
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, re-characterization of distributions for investments, swap investments, principal and/or interest of fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Columbia Mortgage Opportunities Fund | Annual Report 2021	49

Notes to Financial Statements  (continued)
May 31, 2021
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(6,592,835)	6,592,835	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
129,012,354	2,270,000	131,282,354	64,474,327	6,525,050	70,999,377
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
30,102,513	—	—	108,515,246
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,806,119,817	152,987,783	(44,472,537)	108,515,246
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,650,346,723 and $15,830,890,633, respectively, for the year ended May 31, 2021, of which $14,558,538,879 and $15,100,780,184, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
50	Columbia Mortgage Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,383,333	0.67	6
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
Columbia Mortgage Opportunities Fund | Annual Report 2021	51

Notes to Financial Statements  (continued)
May 31, 2021
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain;
52	Columbia Mortgage Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2021, four unaffiliated shareholders of record owned 49.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.0% of the outstanding shares of the Fund in one or more accounts. Subscription and
Columbia Mortgage Opportunities Fund | Annual Report 2021	53

Notes to Financial Statements  (continued)
May 31, 2021
redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
54	Columbia Mortgage Opportunities Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Mortgage Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mortgage Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Mortgage Opportunities Fund | Annual Report 2021	55

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
56	Columbia Mortgage Opportunities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Columbia Mortgage Opportunities Fund | Annual Report 2021	57

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
58	Columbia Mortgage Opportunities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Mortgage Opportunities Fund | Annual Report 2021	59

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
60	Columbia Mortgage Opportunities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Mortgage Opportunities Fund | Annual Report 2021	61

 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
62	Columbia Mortgage Opportunities Fund | Annual Report 2021

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Columbia Mortgage Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN251_05_L01_(07/21)

Annual Report
May 31, 2021
Columbia Commodity Strategy Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Commodity Strategy Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Commodity Strategy Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with total return.
Portfolio management
Marc Khalamayzer, CFA
Commodity Strategy Co-Portfolio Manager
Managed Fund since 2019
Matthew Ferrelli, CFA
Commodity Strategy Co-Portfolio Manager
Managed Fund since 2019
Ronald Stahl, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since May 2021
Gregory Liechty
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since May 2021
John D. Dempsey, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since May 2021
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	Life
Class A*	Excluding sales charges	06/18/12	47.95	2.67	-4.82
	Including sales charges		39.58	1.46	-5.39
Advisor Class*		03/19/13	48.38	2.91	-4.62
Class C*	Excluding sales charges	06/18/12	47.13	1.90	-5.54
	Including sales charges		46.13	1.90	-5.54
Institutional Class*		06/18/12	48.45	2.93	-4.61
Institutional 2 Class*		01/08/14	48.41	3.02	-4.59
Institutional 3 Class*		10/01/14	48.57	3.15	-4.54
Class R*		06/18/12	47.81	2.42	-5.05
Bloomberg Commodity Index Total Return			46.22	2.85	-5.04
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Class T shares for the period from July 28, 2011 through June 17, 2012, and of the Fund’s Class A shares for the period from June 18, 2012 through the inception date of such class (in each case, without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such share class, where applicable). Class T shares were offered prior to the Fund’s Class A shares but have since been merged into the Fund’s Class A shares. Share classes with expenses that are higher than Class T and/or Class A shares will have performance that is lower than Class T and/or Class A shares (without sales charges). Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Commodity Strategy Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 28, 2011 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Commodities market exposure (%) (at May 31, 2021)
Commodities contracts(a)	Long	Short	Net
Energy	32.5	—	32.5
Agriculture	31.8	—	31.8
Precious Metals	15.2	—	15.2
Industrial Metals	13.6	—	13.6
Livestock	6.9	—	6.9
Total notional market value of commodities contracts	100.0	—	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.
Portfolio Holdings (%) (at May 31, 2021)
Money Market Funds	87.6
Other Assets	12.4
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in an Affiliated Money Market Fund, which has been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Commodity Strategy Fund | Annual Report 2021

Manager Discussion of Fund Performance
At May 31, 2021, approximately 88.82% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ending May 31, 2021, the Fund’s Class A shares returned 47.95% excluding sales charges. The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned 46.22% over the same period. The Fund accesses commodities markets via listed futures and options contracts, using these commodities futures and options contracts to position the Fund relative to the benchmark and to provide shareholders with total return.
Market overview
A broad-based commodities market recovery that began in the second half of 2020 continued throughout the annual reporting period. Commodity prices rose across nearly all sectors for the one-year time frame. The rally in commodity prices was driven by an improving global economic outlook, monetary and fiscal stimulus measures taken by the U.S. Federal Reserve and other global policymakers, as well as the rollout of multiple COVID-19 vaccines. Additionally, supply chain disruptions created by the pandemic and the shuttering of economies resulted in a supply deficit that was unable to catch up to global demand when economies began to reopen, further contributed to an extensive surge in commodity prices.
Supply chain factors for the commodities market were also exacerbated during the last four months of the reporting period by a series of unusual events. In February, an unseasonal deep freeze and mass blackout shut down energy and petrochemical operations across the central U.S.; in March 2021, a large container ship made the Suez Canal impassable, creating a blockage in global shipping; and in May 2021, hackers targeted one of the largest fuel pipeline operators in the U.S., which pushed gas prices above $3 a gallon for the first time since 2014.
The agriculture sector saw some of the reporting period’s largest gains within the commodities market. This was largely due to record demand from China, who had been increasing its domestic stockpile of grains and was continuing to rebuild its pig herds that had been destroyed by an outbreak of swine fever from two years prior. In addition, major corn and soybean producers in South America experienced a pandemic driven labor shortage, which, coupled with poor weather, led to low yielding crops and prompted a shortage in supply at the exact time when global demand increased.
The Fund’s notable contributors during the period
•	Overweights to energy, grains, and livestock relative to the benchmark contributed positively to performance.
•	Within energy, outperformance was led by sector positioning in unleaded gas and crude oil.
•	In grains, an overweight to the soybean complex, compared to the benchmark, was a large driver of performance
•	Within livestock, sector positioning to lean hogs and curve positioning to live cattle aided performance.
The Fund’s notable detractors during the period
•	Industrial metals, due to allocations to copper and aluminum, resulted in a negative total effect for this sector.
•	Within softs (here referring to cocoa, coffee, cotton, and sugar), an overweight to sugar and cocoa, as well as an underweight to coffee, compared to the benchmark, were laggards on performance. The Fund has since sold out of its position in cocoa during the reporting period.
•	In energy, an overweight to natural gas, relative to the benchmark, was a detractor. This was more than offset by strong performance within the sector, driven by unleaded gas and crude oil.
Effective May 2021, Ronald Stahl, Gregory Liechty, and John D. Dempsey were added as named portfolio managers on the Fund alongside the Commodity Strategies sleeve portfolio managers, Marc Khalamayzer and Matthew Ferrelli. The three new portfolio managers are responsible for managing the Fund’s Cash/Liquidity Strategies sleeve, which was implemented at the end of the reporting period. The Cash/Liquidity Strategies portfolio managers are responsible for the cash sleeve only and
Columbia Commodity Strategy Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
are not providing input on the commodities portion of the portfolio. Cash will be managed in accordance with the existing prospectus allowances and will focus on highly liquid, short-term securities. There were no changes to the investment process related to the Commodity Strategies sleeve managed by Marc Khalamayzer and Matthew Ferrelli.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Commodity Strategy Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,273.10	1,018.78	6.52	5.79	1.17
Advisor Class	1,000.00	1,000.00	1,274.70	1,020.11	5.02	4.46	0.90
Class C	1,000.00	1,000.00	1,268.70	1,015.15	10.63	9.44	1.91
Institutional Class	1,000.00	1,000.00	1,275.20	1,019.96	5.19	4.61	0.93
Institutional 2 Class	1,000.00	1,000.00	1,275.90	1,020.74	4.30	3.82	0.77
Institutional 3 Class	1,000.00	1,000.00	1,276.00	1,020.99	4.02	3.57	0.72
Class R	1,000.00	1,000.00	1,272.00	1,017.61	7.86	6.98	1.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Commodity Strategy Fund | Annual Report 2021	7

Consolidated Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Money Market Funds 87.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(a),(b)	373,879,460	373,842,072
Total Money Market Funds (Cost $373,842,072)		373,842,072
Total Investments in Securities (Cost: $373,842,072)		373,842,072
Other Assets & Liabilities, Net		52,907,650
Net Assets		426,749,722
At May 31, 2021, securities and/or cash totaling $33,914,560 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	99	07/2021	USD	6,765,660	460,275	—
Brent Crude	7	07/2021	USD	478,380	54,578	—
Brent Crude	98	09/2021	USD	6,602,260	359,793	—
Brent Crude	198	11/2021	USD	13,161,060	775,343	—
Brent Crude	100	01/2022	USD	6,570,000	6,207	—
Coffee	10	07/2021	USD	608,813	97,968	—
Coffee	1	07/2021	USD	60,881	13,214	—
Coffee	47	09/2021	USD	2,895,788	564,977	—
Coffee	92	12/2021	USD	5,761,500	1,103,179	—
Coffee	45	03/2022	USD	2,857,781	242,199	—
Copper	18	07/2021	USD	2,104,875	449,438	—
Copper	24	07/2021	USD	2,806,500	350,192	—
Copper	45	09/2021	USD	5,268,375	648,204	—
Copper	90	12/2021	USD	10,543,500	1,347,500	—
Copper	45	03/2022	USD	5,270,625	—	(36,736)
Corn	150	07/2021	USD	4,925,625	694,192	—
Corn	58	07/2021	USD	1,904,575	379,240	—
Corn	207	09/2021	USD	5,933,138	764,789	—
Corn	437	12/2021	USD	11,919,175	1,079,333	—
Corn	216	03/2022	USD	5,964,300	—	(523,039)
Cotton	11	07/2021	USD	451,660	—	(6,945)
Cotton	15	07/2021	USD	615,900	—	(19,905)
Cotton	34	12/2021	USD	1,416,440	18,196	—
Cotton	54	12/2021	USD	2,249,640	—	(43,377)
Cotton	29	03/2022	USD	1,207,995	—	(23,152)
Gas Oil	14	07/2021	USD	794,150	146,338	—
Gas Oil	9	07/2021	USD	510,525	24,582	—
Gas Oil	46	09/2021	USD	2,619,700	107,900	—
Gas Oil	46	11/2021	USD	2,617,400	193,447	—
Gas Oil	92	01/2022	USD	5,200,300	203,340	—
Gold 100 oz.	45	08/2021	USD	8,573,850	494,721	—
Gold 100 oz.	4	08/2021	USD	762,120	40,405	—
Gold 100 oz.	172	12/2021	USD	32,836,520	3,041,751	—
Gold 100 oz.	57	02/2022	USD	10,892,700	406,490	—
Lean Hogs	149	07/2021	USD	7,113,260	454,166	—
Lean Hogs	61	10/2021	USD	2,295,430	252,673	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Lean Hogs	131	12/2021	USD	4,410,770	275,111	—
Lean Hogs	4	12/2021	USD	134,680	—	(151)
Lean Hogs	67	02/2022	USD	2,280,010	—	(23,605)
Live Cattle	1	08/2021	USD	47,440	76	—
Live Cattle	58	08/2021	USD	2,751,520	—	(14,014)
Live Cattle	38	10/2021	USD	1,880,240	21,716	—
Live Cattle	25	10/2021	USD	1,237,000	—	(9,686)
Live Cattle	107	12/2021	USD	5,480,540	25,309	—
Live Cattle	16	12/2021	USD	819,520	—	(10,625)
Live Cattle	23	02/2022	USD	1,207,960	3,762	—
Live Cattle	37	02/2022	USD	1,943,240	—	(16,667)
Natural Gas	348	06/2021	USD	10,391,280	396,659	—
Natural Gas	42	06/2021	USD	1,254,120	86,279	—
Natural Gas	236	08/2021	USD	7,084,720	436,189	—
Natural Gas	228	10/2021	USD	7,022,400	452,310	—
Natural Gas	426	12/2021	USD	13,968,540	263,792	—
Nickel	1	07/2021	USD	108,576	12,422	—
Nickel	19	09/2021	USD	2,065,737	211,497	—
Nickel	19	11/2021	USD	2,068,502	203,271	—
Nickel	39	01/2022	USD	4,250,552	199,546	—
NY Harbor ULSD Heat Oil	6	06/2021	USD	513,652	107,535	—
NY Harbor ULSD Heat Oil	5	06/2021	USD	428,043	32,343	—
NY Harbor ULSD Heat Oil	25	08/2021	USD	2,142,945	144,876	—
NY Harbor ULSD Heat Oil	25	10/2021	USD	2,143,785	185,613	—
NY Harbor ULSD Heat Oil	49	12/2021	USD	4,195,645	154,198	—
Primary Aluminum	7	07/2021	USD	432,821	67,449	—
Primary Aluminum	6	07/2021	USD	370,989	33,459	—
Primary Aluminum	64	09/2021	USD	3,979,600	469,217	—
Primary Aluminum	63	11/2021	USD	3,928,050	362,940	—
Primary Aluminum	127	01/2022	USD	7,928,769	209,754	—
RBOB Gasoline	25	06/2021	USD	2,243,745	127,316	—
RBOB Gasoline	27	08/2021	USD	2,388,317	175,792	—
RBOB Gasoline	30	10/2021	USD	2,451,834	234,417	—
RBOB Gasoline	60	12/2021	USD	4,797,072	211,177	—
Silver	12	07/2021	USD	1,680,840	118,944	—
Silver	9	07/2021	USD	1,260,630	58,833	—
Silver	24	09/2021	USD	3,365,400	319,695	—
Silver	47	12/2021	USD	6,599,270	606,982	—
Silver	24	03/2022	USD	3,374,880	75,689	—
Soybean	75	07/2021	USD	5,739,375	509,968	—
Soybean	13	07/2021	USD	994,825	89,384	—
Soybean	144	11/2021	USD	9,883,800	869,454	—
Soybean	7	11/2021	USD	480,463	—	(5,013)
Soybean	136	01/2022	USD	9,336,400	206,943	—
Soybean	15	01/2022	USD	1,029,750	—	(16,324)
Soybean Meal	5	07/2021	USD	197,750	—	(23,802)
Soybean Meal	125	07/2021	USD	4,943,750	—	(130,130)
Soybean Meal	125	12/2021	USD	4,918,750	163,870	—
Soybean Meal	8	12/2021	USD	314,800	—	(3,047)
Soybean Meal	26	01/2022	USD	1,018,940	12,546	—
Soybean Meal	107	01/2022	USD	4,193,330	—	(127,855)
Soybean Oil	124	07/2021	USD	4,894,776	1,101,649	—
Soybean Oil	12	07/2021	USD	473,688	169,560	—
Soybean Oil	218	12/2021	USD	7,689,732	1,407,482	—
Soybean Oil	223	01/2022	USD	7,717,584	692,288	—
Sugar #11	319	06/2021	USD	6,202,381	415,596	—
Sugar #11	131	09/2021	USD	2,551,461	274,413	—
Sugar #11	390	02/2022	USD	7,639,632	403,517	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2021	9

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Wheat	27	07/2021	USD	895,725	15,468	—
Wheat	9	07/2021	USD	275,963	—	(9,931)
Wheat	12	07/2021	USD	398,100	—	(10,517)
Wheat	7	07/2021	USD	214,638	—	(12,969)
Wheat	71	09/2021	USD	2,368,738	108,229	—
Wheat	13	09/2021	USD	403,325	8,885	—
Wheat	28	09/2021	USD	868,700	—	(17,646)
Wheat	142	12/2021	USD	4,790,725	234,287	—
Wheat	81	12/2021	USD	2,560,613	75,926	—
Wheat	40	03/2022	USD	1,285,000	—	(144,137)
Wheat	71	03/2022	USD	2,420,213	—	(201,546)
WTI Crude	154	06/2021	USD	10,213,280	863,733	—
WTI Crude	124	08/2021	USD	8,134,400	391,370	—
WTI Crude	125	10/2021	USD	8,056,250	601,755	—
WTI Crude	255	12/2021	USD	16,159,350	547,629	—
Zinc	2	07/2021	USD	152,638	11,861	—
Zinc	1	07/2021	USD	76,319	5,421	—
Zinc	35	09/2021	USD	2,681,219	231,381	—
Zinc	35	11/2021	USD	2,687,125	220,737	—
Zinc	69	01/2022	USD	5,306,963	256,848	—
Total					30,948,998	(1,430,819)
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2021.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.042%
	46,931,293	936,405,590	(609,471,696)	(23,115)	373,842,072	(21,830)	364,698	373,879,460
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Money Market Funds	373,842,072	—	—	373,842,072
Total Investments in Securities	373,842,072	—	—	373,842,072
Investments in Derivatives
Asset
Futures Contracts	30,948,998	—	—	30,948,998
Liability
Futures Contracts	(1,430,819)	—	—	(1,430,819)
Total	403,360,251	—	—	403,360,251
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2021	11

Consolidated Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Affiliated issuers (cost $373,842,072)	$373,842,072
Cash	19,224,261
Margin deposits on:
Futures contracts	33,914,560
Receivable for:
Capital shares sold	19,908
Dividends	3,101
Variation margin for futures contracts	1,821,947
Prepaid expenses	12,158
Total assets	428,838,007
Liabilities
Payable for:
Capital shares purchased	17,526
Variation margin for futures contracts	1,994,044
Management services fees	7,369
Distribution and/or service fees	48
Transfer agent fees	2,296
Compensation of board members	47,597
Other expenses	19,405
Total liabilities	2,088,285
Net assets applicable to outstanding capital stock	$426,749,722
Represented by
Paid in capital	474,342,594
Total distributable earnings (loss)	(47,592,872)
Total - representing net assets applicable to outstanding capital stock	$426,749,722
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Annual Report 2021

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2021
Class A
Net assets	$2,739,476
Shares outstanding	132,426
Net asset value per share	$20.69
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$21.95
Advisor Class
Net assets	$3,537,070
Shares outstanding	166,720
Net asset value per share	$21.22
Class C
Net assets	$694,684
Shares outstanding	35,571
Net asset value per share	$19.53
Institutional Class
Net assets	$1,379,722
Shares outstanding	65,551
Net asset value per share	$21.05
Institutional 2 Class
Net assets	$19,304,646
Shares outstanding	904,580
Net asset value per share	$21.34
Institutional 3 Class
Net assets	$398,385,880
Shares outstanding	18,544,918
Net asset value per share	$21.48
Class R
Net assets	$708,244
Shares outstanding	34,863
Net asset value per share	$20.32
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2021	13

Consolidated Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$364,698
Total income	364,698
Expenses:
Management services fees	2,176,511
Distribution and/or service fees
Class A	4,192
Class C	1,098
Class R	2,448
Transfer agent fees
Class A	2,998
Advisor Class	20,351
Class C	200
Institutional Class	958
Institutional 2 Class	6,721
Institutional 3 Class	20,568
Class R	863
Compensation of board members	29,897
Custodian fees	6,359
Printing and postage fees	15,019
Registration fees	106,860
Audit fees	33,700
Legal fees	11,747
Interest on collateral	41,791
Compensation of chief compliance officer	71
Other	22,322
Total expenses	2,504,674
Expense reduction	(40)
Total net expenses	2,504,634
Net investment loss	(2,139,936)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	(21,830)
Futures contracts	109,028,462
Net realized gain	109,006,632
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(23,115)
Futures contracts	28,581,473
Net change in unrealized appreciation (depreciation)	28,558,358
Net realized and unrealized gain	137,564,990
Net increase in net assets resulting from operations	$135,425,054
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Annual Report 2021

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income (loss)	$(2,139,936)	$3,582,318
Net realized gain (loss)	109,006,632	(58,743,005)
Net change in unrealized appreciation (depreciation)	28,558,358	14,273,966
Net increase (decrease) in net assets resulting from operations	135,425,054	(40,886,721)
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,631)	(15,443)
Advisor Class	(5,787)	(270,446)
Class C	(39)	(99)
Institutional Class	(697)	(4,794)
Institutional 2 Class	(21,019)	(650)
Institutional 3 Class	(511,960)	(5,013,547)
Class R	(426)	(2,847)
Total distributions to shareholders	(541,559)	(5,307,826)
Increase (decrease) in net assets from capital stock activity	110,191,082	(120,578,032)
Total increase (decrease) in net assets	245,074,577	(166,772,579)
Net assets at beginning of year	181,675,145	348,447,724
Net assets at end of year	$426,749,722	$181,675,145
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2021	15

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	76,049	1,382,699	11,892	192,536
Distributions reinvested	97	1,597	876	15,058
Redemptions	(35,455)	(597,242)	(27,521)	(416,712)
Net increase (decrease)	40,691	787,054	(14,753)	(209,118)
Advisor Class
Subscriptions	145,990	2,369,574	401,079	6,627,044
Distributions reinvested	344	5,787	15,401	270,431
Redemptions	(1,399,979)	(23,347,200)	(376,042)	(6,070,611)
Net increase (decrease)	(1,253,645)	(20,971,839)	40,438	826,864
Class C
Subscriptions	34,072	655,194	554	7,764
Distributions reinvested	3	38	6	98
Redemptions	(4,199)	(79,609)	(2,694)	(41,207)
Net increase (decrease)	29,876	575,623	(2,134)	(33,345)
Institutional Class
Subscriptions	67,819	1,234,329	17,819	301,089
Distributions reinvested	41	692	272	4,749
Redemptions	(6,974)	(123,212)	(59,044)	(973,738)
Net increase (decrease)	60,886	1,111,809	(40,953)	(667,900)
Institutional 2 Class
Subscriptions	946,693	15,457,398	3,761	58,902
Distributions reinvested	1,241	21,017	36	634
Redemptions	(47,309)	(923,206)	(81,742)	(1,444,601)
Net increase (decrease)	900,625	14,555,209	(77,945)	(1,385,065)
Institutional 3 Class
Subscriptions	19,921,707	326,614,590	25,531,906	419,268,730
Distributions reinvested	30,045	511,958	282,931	5,013,529
Redemptions	(12,417,639)	(213,096,022)	(33,417,948)	(543,291,884)
Net increase (decrease)	7,534,113	114,030,526	(7,603,111)	(119,009,625)
Class R
Subscriptions	11,773	225,194	7,905	126,214
Distributions reinvested	26	425	168	2,840
Redemptions	(7,151)	(122,919)	(13,843)	(228,897)
Net increase (decrease)	4,648	102,700	(5,770)	(99,843)
Total net increase (decrease)	7,317,194	110,191,082	(7,704,228)	(120,578,032)

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Annual Report 2021

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Columbia Commodity Strategy Fund | Annual Report 2021	17

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A(c)
Year Ended 5/31/2021	$13.99	(0.18)	6.90	6.72	(0.02)	(0.02)
Year Ended 5/31/2020	$16.67	0.12	(2.64)	(2.52)	(0.16)	(0.16)
Year Ended 5/31/2019	$23.03	0.24	(3.60)	(3.36)	(3.00)	(3.00)
Year Ended 5/31/2018	$20.95	0.04	2.04	2.08	—	—
Year Ended 5/31/2017	$21.57	(0.12)	(0.50)	(0.62)	—	—
Advisor Class(c)
Year Ended 5/31/2021	$14.32	(0.11)	7.03	6.92	(0.02)	(0.02)
Year Ended 5/31/2020	$17.05	0.16	(2.69)	(2.53)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.49	0.28	(3.64)	(3.36)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.32	0.12	2.09	2.21	(0.04)	(0.04)
Year Ended 5/31/2017	$21.90	(0.08)	(0.50)	(0.58)	—	—
Class C(c)
Year Ended 5/31/2021	$13.30	(0.30)	6.54	6.24	(0.01)	(0.01)
Year Ended 5/31/2020	$15.84	(0.00)(f)	(2.54)	(2.54)	(0.00)(f)	(0.00)(f)
Year Ended 5/31/2019	$22.03	0.08	(3.43)	(3.35)	(2.84)	(2.84)
Year Ended 5/31/2018	$20.17	(0.12)	1.98	1.86	—	—
Year Ended 5/31/2017	$20.93	(0.28)	(0.48)	(0.76)	—	—
Institutional Class(c)
Year Ended 5/31/2021	$14.20	(0.15)	7.02	6.87	(0.02)	(0.02)
Year Ended 5/31/2020	$16.91	0.20	(2.71)	(2.51)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.32	0.28	(3.61)	(3.33)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.18	0.12	2.06	2.18	(0.04)	(0.04)
Year Ended 5/31/2017	$21.77	(0.08)	(0.51)	(0.59)	—	—
Institutional 2 Class(c)
Year Ended 5/31/2021	$14.40	(0.12)	7.08	6.96	(0.02)	(0.02)
Year Ended 5/31/2020	$17.14	0.24	(2.78)	(2.54)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.59	0.32	(3.69)	(3.37)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.41	0.12	2.10	2.22	(0.04)	(0.04)
Year Ended 5/31/2017	$21.98	(0.04)	(0.53)	(0.57)	—	—
Institutional 3 Class(c)
Year Ended 5/31/2021	$14.48	(0.11)	7.14	7.03	(0.03)	(0.03)
Year Ended 5/31/2020	$17.20	0.20	(2.72)	(2.52)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.66	0.32	(3.66)	(3.34)	(3.12)	(3.12)
Year Ended 5/31/2018	$21.46	0.16	2.08	2.24	(0.04)	(0.04)
Year Ended 5/31/2017	$22.01	0.00(f)	(0.55)	(0.55)	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Commodity Strategy Fund | Annual Report 2021

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 5/31/2021	$20.69	47.95%	1.14%(d)	1.14%(d),(e)	(1.03%)	0%	$2,739
Year Ended 5/31/2020	$13.99	(15.35%)	1.14%	1.14%(e)	0.63%	0%	$1,283
Year Ended 5/31/2019	$16.67	(14.76%)	1.11%	1.11%(e)	1.18%	0%	$1,775
Year Ended 5/31/2018	$23.03	9.92%	1.08%	1.08%(e)	0.22%	0%	$2,148
Year Ended 5/31/2017	$20.95	(2.78%)	1.13%	1.13%	(0.63%)	0%	$2,035
Advisor Class(c)
Year Ended 5/31/2021	$21.22	48.38%	0.85%(d)	0.85%(d),(e)	(0.71%)	0%	$3,537
Year Ended 5/31/2020	$14.32	(15.05%)	0.89%	0.89%(e)	0.86%	0%	$20,335
Year Ended 5/31/2019	$17.05	(14.62%)	0.86%	0.86%(e)	1.44%	0%	$23,533
Year Ended 5/31/2018	$23.49	10.24%	0.83%	0.83%(e)	0.48%	0%	$21,601
Year Ended 5/31/2017	$21.32	(2.74%)	0.87%	0.87%	(0.35%)	0%	$15,213
Class C(c)
Year Ended 5/31/2021	$19.53	47.13%	1.87%(d)	1.87%(d),(e)	(1.78%)	0%	$695
Year Ended 5/31/2020	$13.30	(16.08%)	1.89%	1.89%(e)	(0.11%)	0%	$76
Year Ended 5/31/2019	$15.84	(15.53%)	1.86%	1.86%(e)	0.41%	0%	$124
Year Ended 5/31/2018	$22.03	9.33%	1.82%	1.82%(e)	(0.57%)	0%	$224
Year Ended 5/31/2017	$20.17	(3.63%)	1.87%	1.87%	(1.36%)	0%	$335
Institutional Class(c)
Year Ended 5/31/2021	$21.05	48.45%	0.90%(d)	0.90%(d),(e)	(0.82%)	0%	$1,380
Year Ended 5/31/2020	$14.20	(15.15%)	0.86%	0.86%(e)	1.07%	0%	$66
Year Ended 5/31/2019	$16.91	(14.51%)	0.84%	0.84%(e)	1.35%	0%	$771
Year Ended 5/31/2018	$23.32	10.32%	0.83%	0.83%(e)	0.52%	0%	$4,485
Year Ended 5/31/2017	$21.18	(2.76%)	0.86%	0.86%	(0.31%)	0%	$1,166
Institutional 2 Class(c)
Year Ended 5/31/2021	$21.34	48.41%	0.77%(d)	0.77%(d)	(0.68%)	0%	$19,305
Year Ended 5/31/2020	$14.40	(14.90%)	0.76%	0.76%	1.32%	0%	$57
Year Ended 5/31/2019	$17.14	(14.64%)	0.78%	0.78%	1.52%	0%	$1,404
Year Ended 5/31/2018	$23.59	10.43%	0.75%	0.75%	0.56%	0%	$1,331
Year Ended 5/31/2017	$21.41	(2.55%)	0.78%	0.78%	(0.25%)	0%	$756
Institutional 3 Class(c)
Year Ended 5/31/2021	$21.48	48.57%	0.71%(d)	0.71%(d)	(0.61%)	0%	$398,386
Year Ended 5/31/2020	$14.48	(14.77%)	0.70%	0.70%	1.20%	0%	$159,442
Year Ended 5/31/2019	$17.20	(14.34%)	0.70%	0.70%	1.56%	0%	$320,251
Year Ended 5/31/2018	$23.66	10.44%	0.69%	0.69%	0.64%	0%	$581,920
Year Ended 5/31/2017	$21.46	(2.55%)	0.71%	0.71%	0.03%	0%	$220,847
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2021	19

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class R(c)
Year Ended 5/31/2021	$13.77	(0.21)	6.77	6.56	(0.01)	(0.01)
Year Ended 5/31/2020	$16.40	0.04	(2.55)	(2.51)	(0.12)	(0.12)
Year Ended 5/31/2019	$22.70	0.20	(3.54)	(3.34)	(2.96)	(2.96)
Year Ended 5/31/2018	$20.69	0.00(f)	2.01	2.01	—	—
Year Ended 5/31/2017	$21.35	(0.20)	(0.46)	(0.66)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense. For the period indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2021
Class A	0.02%
Advisor Class	less than 0.01%
Class C	0.05%
Institutional Class	0.02%
Institutional 2 Class	0.02%
Institutional 3 Class	0.01%
Class R	0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Commodity Strategy Fund | Annual Report 2021

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R(c)
Year Ended 5/31/2021	$20.32	47.81%	1.38%(d)	1.38%(d),(e)	(1.27%)	0%	$708
Year Ended 5/31/2020	$13.77	(15.59%)	1.39%	1.39%(e)	0.38%	0%	$416
Year Ended 5/31/2019	$16.40	(15.08%)	1.36%	1.36%(e)	0.97%	0%	$590
Year Ended 5/31/2018	$22.70	9.86%	1.34%	1.34%(e)	0.07%	0%	$391
Year Ended 5/31/2017	$20.69	(3.18%)	1.37%	1.37%	(0.89%)	0%	$77
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2021	21

Notes to Consolidated Financial Statements
May 31, 2021
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Consolidated Statement of Changes in Net Assets and per share data in the Consolidated Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2021, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	12.41%
Net assets	$52,964,072
Net investment income (loss)	(258,316)
Net realized gain (loss)	109,028,461
Net change in unrealized appreciation (depreciation)	28,581,474
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
22	Columbia Commodity Strategy Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer
Columbia Commodity Strategy Fund | Annual Report 2021	23

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the commodities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated
24	Columbia Commodity Strategy Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2021:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	30,948,998*

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,430,819*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	109,028,462

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	28,581,473
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	417,531,401*
Futures contracts — short	199,853**

Columbia Commodity Strategy Fund | Annual Report 2021	25

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
26	Columbia Commodity Strategy Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2021, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Commodity Strategy Fund | Annual Report 2021	27

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.16
Class C	0.17
Institutional Class	0.18
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.18
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	21,154
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Commodity Strategy Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through September 30, 2021
Class A	1.22%
Advisor Class	0.97
Class C	1.97
Institutional Class	0.97
Institutional 2 Class	0.88
Institutional 3 Class	0.82
Class R	1.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for trustees’ deferred compensation, capital loss carryforward and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(28,229,856)	—	28,229,856
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
541,559	—	541,559	5,307,826	—	5,307,826
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Commodity Strategy Fund | Annual Report 2021	29

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
133,020,519	—	(67,271)	(148,908,875)
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
575,715,019	4,568,467	(153,477,342)	(148,908,875)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(67,271)	—	(67,271)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended May 31, 2021, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
30	Columbia Commodity Strategy Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets
Columbia Commodity Strategy Fund | Annual Report 2021	31

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the
32	Columbia Commodity Strategy Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At May 31, 2021, affiliated shareholders of record owned 88.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Commodity Strategy Fund | Annual Report 2021	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Commodity Strategy Fund and its subsidiary (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2021, the related consolidated statement of operations for the year ended May 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Commodity Strategy Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Commodity Strategy Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
36	Columbia Commodity Strategy Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Commodity Strategy Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
38	Columbia Commodity Strategy Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Commodity Strategy Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Commodity Strategy Fund | Annual Report 2021

 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Commodity Strategy Fund | Annual Report 2021	41

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Columbia Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN129_05_L01_(07/21)

Annual Report
May 31, 2021
Columbia Select Small Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Small Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Small Cap Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	74.66	12.32	10.21
	Including sales charges		64.65	10.99	9.56
Advisor Class*		11/08/12	75.04	12.60	10.44
Class C	Excluding sales charges	05/27/99	73.36	11.48	9.38
	Including sales charges		72.36	11.48	9.38
Institutional Class		09/27/10	75.06	12.60	10.48
Institutional 2 Class		11/30/01	75.16	12.70	10.61
Institutional 3 Class*		10/01/14	75.30	12.74	10.49
Class R		04/30/03	74.76	12.10	9.97
Russell 2000 Value Index			79.38	13.83	10.64
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Small Cap Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2011 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2021)
Common Stocks	99.1
Money Market Funds	0.9
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2021)
Communication Services	4.2
Consumer Discretionary	11.4
Consumer Staples	2.3
Energy	3.6
Financials	27.8
Health Care	7.4
Industrials	14.9
Information Technology	11.8
Materials	9.7
Real Estate	5.3
Utilities	1.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Small Cap Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2021, the Fund’s Class A shares returned 74.66% excluding sales charges. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 79.38% for the same time period.
Market overview
U.S. equities delivered substantial gains for the 12 months ended May 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. Within the benchmark, performance for the period was led by the consumer discretionary, materials and communication services sectors, while utilities, real estate and health care sectors trailed, despite posting solid double-digit positive returns.
The Fund’s notable detractors during the period
•	Stock selection, particularly within the industrials, consumer discretionary and real estate sectors, was the primary driver of the Fund’s underperformance of its benchmark during the period.
•	An out-of-benchmark position in trucking company Knight-Swift Transportation Holding detracted. The stock generated positive absolute returns during the period, however it lagged the broader industrial sector due to concerns about a cyclical peak in the trucking industry and potentially lower margins due to higher equipment costs and wages.
•	An out-of-benchmark position in CACI International Inc., an information technology company that provides information solutions and information technology (IT) services to branches of the federal government, detracted. COVID-19-related disruptions, including travel restrictions, delays in government deployment orders and delays in task orders led CACI to reduce its 2021 fiscal year revenue guidance.
•	Electric utility company Portland General Electric fell with the broader utilities sector during the period. The company did not raise its dividend and issued more conservative guidance in light of the COVID-19 pandemic.
•	QTS Realty Trust Inc., a data center real estate investment trust (REIT), saw its share price struggle during the period. Shares in the company underperformed as management issued conservative guidance and some investors were concerned around leasing volume.
•	A lack of exposure to video game retailer GameStop also detracted from relative results. Shares in GameStop skyrocketed during the period, as retail investors from internet forums such as Reddit piled into the stock, causing an unprecedented short squeeze that led to huge losses for some notable hedge funds. The Fund did not own GameStop, as we believe that over the long-term stock prices will track fundamentals.
•	The Fund’s cash position detracted from results relative to the benchmark during a period of robust market gains.
The Fund’s notable contributors during the period
•	The Fund’s strong performance during the period was driven by sector allocations, particularly an overweight to the strong-performing materials sector and underweights to the weaker-performing utilities and energy sectors.
•	Stock selection, particularly within the financials and information technology sectors also benefited results relative to the benchmark.
•	National General Holdings Corp., a specialty personal insurance company, saw its shares rise sharply following an announcement that it would be acquired by Allstate. The deal closed in January 2021.
Columbia Select Small Cap Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Penn National Gaming, Inc., a casino and racetrack operator, saw its shares rebound following the COVID-19 pandemic-related sell-off. As more of their casinos and racetracks reopened during the second half of the 2020, its shares soared and the company reported earnings above consensus expectations. Optimism by some investors around their exposure to the growing sports betting industry also fueled the stock.
•	Extreme Networks, Inc., a company which provides software-driven networking solutions to a variety of industries, climbed substantially as demand continued to improve and the company moved past COVID-19-related headwinds.
•	AXOS Financial, Inc., a banking and financial services company, benefited from a steepening yield curve, an improving economy, the prospect for further stimulus and vaccine optimism.
•	O-I Glass, Inc., a leading manufacturer of glass packaging products, saw its share price outperform industry peers. The company benefited during the period from the growing demand for sustainable packaging solutions.
•	The Fund’s position in semiconductor company Kulicke & Soffa Industries, Inc. was a notable contributor to performance. The company reported an incredibly strong first quarter of 2021, beating consensus expectations and significantly increasing their growth outlook as a result of increasing demand resulting from key technology trends such as 5G and artificial intelligence.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Small Cap Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,366.20	1,018.39	7.25	6.19	1.25
Advisor Class	1,000.00	1,000.00	1,367.90	1,019.62	5.81	4.95	1.00
Class C	1,000.00	1,000.00	1,361.60	1,014.71	11.58	9.88	2.00
Institutional Class	1,000.00	1,000.00	1,368.30	1,019.62	5.81	4.95	1.00
Institutional 2 Class	1,000.00	1,000.00	1,368.90	1,019.96	5.40	4.61	0.93
Institutional 3 Class	1,000.00	1,000.00	1,369.30	1,020.20	5.11	4.36	0.88
Class R	1,000.00	1,000.00	1,367.20	1,018.88	6.68	5.69	1.15
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Small Cap Value Fund | Annual Report 2021	7

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 4.2%
Media 2.3%
iHeartMedia, Inc., Class A(a)	580,000	13,461,800
Wireless Telecommunication Services 1.9%
Telephone and Data Systems, Inc.	452,104	11,628,115
Total Communication Services		25,089,915
Consumer Discretionary 11.3%
Auto Components 1.9%
Motorcar Parts of America, Inc.(a)	489,363	11,436,413
Hotels, Restaurants & Leisure 5.8%
Extended Stay America, Inc.	145,538	2,868,554
Penn National Gaming, Inc.(a)	94,535	7,749,034
Six Flags Entertainment Corp.(a)	204,000	9,267,720
Texas Roadhouse, Inc.	148,470	14,952,414
Total		34,837,722
Household Durables 1.5%
KB Home	196,665	9,205,889
Textiles, Apparel & Luxury Goods 2.1%
Kontoor Brands, Inc.	195,977	12,546,447
Total Consumer Discretionary		68,026,471
Consumer Staples 2.3%
Food Products 2.3%
Nomad Foods Ltd.(a)	443,422	13,599,753
Total Consumer Staples		13,599,753
Energy 3.6%
Energy Equipment & Services 1.5%
Patterson-UTI Energy, Inc.	1,066,372	8,925,534
Oil, Gas & Consumable Fuels 2.1%
Devon Energy Corp.	299,640	7,958,438
Renewable Energy Group, Inc.(a)	80,000	4,885,600
Total		12,844,038
Total Energy		21,769,572
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 27.6%
Banks 12.7%
First Hawaiian, Inc.	388,838	10,949,678
OceanFirst Financial Corp.	450,000	9,949,500
Pacific Premier Bancorp, Inc.	467,191	21,476,770
Popular, Inc.	161,254	13,159,939
Stock Yards Bancorp, Inc.	162,322	8,723,184
TCF Financial Corp.	253,705	12,050,988
Total		76,310,059
Consumer Finance 1.1%
PROG Holdings, Inc.	126,098	6,647,886
Insurance 6.7%
CNO Financial Group, Inc.	400,308	10,632,180
Hanover Insurance Group, Inc. (The)	99,753	13,914,546
Lincoln National Corp.	224,254	15,650,687
Total		40,197,413
Mortgage Real Estate Investment Trusts (REITS) 0.8%
Ladder Capital Corp., Class A	416,221	4,869,786
Thrifts & Mortgage Finance 6.3%
Axos Financial, Inc.(a)	461,820	21,894,886
Radian Group, Inc.	671,310	15,675,089
Total		37,569,975
Total Financials		165,595,119
Health Care 7.3%
Biotechnology 0.5%
Ligand Pharmaceuticals, Inc.(a)	24,316	2,861,993
Health Care Equipment & Supplies 3.5%
CONMED Corp.	80,808	11,126,454
LivaNova PLC(a)	120,000	10,024,800
Total		21,151,254
Health Care Providers & Services 1.0%
LHC Group, Inc.(a)	31,145	6,130,893
Life Sciences Tools & Services 2.3%
Syneos Health, Inc.(a)	157,418	13,837,042
Total Health Care		43,981,182
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Small Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 14.7%
Aerospace & Defense 1.4%
Curtiss-Wright Corp.	67,696	8,483,663
Airlines 1.4%
Spirit Airlines, Inc.(a)	235,938	8,425,346
Commercial Services & Supplies 1.5%
Waste Connections, Inc.	76,511	9,291,496
Electrical Equipment 0.9%
Bloom Energy Corp., Class A(a)	226,774	5,481,128
Machinery 6.1%
ITT, Inc.	116,032	10,895,405
Kennametal, Inc.	225,138	8,444,926
Rexnord Corp.	347,458	17,362,476
Total		36,702,807
Professional Services 1.3%
CACI International, Inc., Class A(a)	31,046	7,915,488
Road & Rail 2.1%
Knight-Swift Transportation Holdings, Inc.	257,999	12,314,292
Total Industrials		88,614,220
Information Technology 11.7%
Communications Equipment 5.4%
Extreme Networks, Inc.(a)	1,652,538	18,905,035
Viavi Solutions, Inc.(a)	775,628	13,596,759
Total		32,501,794
IT Services 1.8%
EPAM Systems, Inc.(a)	22,306	10,653,346
Semiconductors & Semiconductor Equipment 4.5%
Kulicke & Soffa Industries, Inc.	299,492	15,543,635
MACOM Technology Solutions Holdings, Inc.(a)	195,828	11,593,017
Total		27,136,652
Total Information Technology		70,291,792
Materials 9.6%
Chemicals 2.3%
Minerals Technologies, Inc.	155,521	13,530,327
Construction Materials 3.2%
Summit Materials, Inc., Class A(a)	551,276	19,195,431
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 2.5%
O-I Glass, Inc.(a)	815,491	15,029,499
Metals & Mining 1.6%
Allegheny Technologies, Inc.(a)	400,000	9,796,000
Total Materials		57,551,257
Real Estate 5.2%
Equity Real Estate Investment Trusts (REITS) 5.2%
First Industrial Realty Trust, Inc.	187,555	9,497,785
Gaming and Leisure Properties, Inc.	184,629	8,559,400
Physicians Realty Trust	374,453	6,788,833
QTS Realty Trust Inc., Class A	102,773	6,513,753
Total		31,359,771
Total Real Estate		31,359,771
Utilities 1.6%
Electric Utilities 1.6%
Portland General Electric Co.	205,233	9,838,870
Total Utilities		9,838,870
Total Common Stocks (Cost $364,823,728)		595,717,922

Rights —%

Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(c)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(d),(e)	5,501,973	5,501,423
Total Money Market Funds (Cost $5,501,423)		5,501,423
Total Investments in Securities (Cost: $370,325,151)		601,219,345
Other Assets & Liabilities, Net		(184,512)
Net Assets		601,034,833

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
May 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2021, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at May 31, 2021.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.042%
	1,467,863	146,458,122	(142,424,099)	(463)	5,501,423	(219)	6,487	5,501,973
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	25,089,915	—	—	25,089,915
Consumer Discretionary	68,026,471	—	—	68,026,471
Consumer Staples	13,599,753	—	—	13,599,753
Energy	21,769,572	—	—	21,769,572
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Small Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Financials	165,595,119	—	—	165,595,119
Health Care	43,981,182	—	—	43,981,182
Industrials	88,614,220	—	—	88,614,220
Information Technology	70,291,792	—	—	70,291,792
Materials	57,551,257	—	—	57,551,257
Real Estate	31,359,771	—	—	31,359,771
Utilities	9,838,870	—	—	9,838,870
Total Common Stocks	595,717,922	—	—	595,717,922
Rights
Industrials	—	—	0*	0*
Total Rights	—	—	0*	0*
Money Market Funds	5,501,423	—	—	5,501,423
Total Investments in Securities	601,219,345	—	0*	601,219,345

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2021	11

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $364,823,728)	$595,717,922
Affiliated issuers (cost $5,501,423)	5,501,423
Receivable for:
Capital shares sold	276,794
Dividends	351,315
Expense reimbursement due from Investment Manager	627
Prepaid expenses	13,334
Total assets	601,861,415
Liabilities
Payable for:
Capital shares purchased	623,316
Management services fees	14,187
Distribution and/or service fees	3,030
Transfer agent fees	43,021
Compensation of board members	110,651
Other expenses	32,377
Total liabilities	826,582
Net assets applicable to outstanding capital stock	$601,034,833
Represented by
Paid in capital	348,949,018
Total distributable earnings (loss)	252,085,815
Total - representing net assets applicable to outstanding capital stock	$601,034,833
Class A
Net assets	$420,471,334
Shares outstanding	18,545,321
Net asset value per share	$22.67
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$24.05
Advisor Class
Net assets	$4,169,477
Shares outstanding	154,757
Net asset value per share	$26.94
Class C
Net assets	$4,970,799
Shares outstanding	328,093
Net asset value per share	$15.15
Institutional Class
Net assets	$44,917,914
Shares outstanding	1,696,877
Net asset value per share	$26.47
Institutional 2 Class
Net assets	$4,265,434
Shares outstanding	158,647
Net asset value per share	$26.89
Institutional 3 Class
Net assets	$118,635,700
Shares outstanding	4,252,685
Net asset value per share	$27.90
Class R
Net assets	$3,604,175
Shares outstanding	172,152
Net asset value per share	$20.94
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Small Cap Value Fund | Annual Report 2021

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$6,146,158
Dividends — affiliated issuers	6,487
Interfund lending	472
Foreign taxes withheld	(42,066)
Total income	6,111,051
Expenses:
Management services fees	3,921,737
Distribution and/or service fees
Class A	844,983
Class C	54,170
Class R	5,276
Transfer agent fees
Class A	467,424
Advisor Class	4,459
Class C	7,613
Institutional Class	41,033
Institutional 2 Class	2,151
Institutional 3 Class	4,406
Class R	3,741
Compensation of board members	50,914
Custodian fees	4,407
Printing and postage fees	45,596
Registration fees	116,507
Audit fees	29,500
Legal fees	12,903
Compensation of chief compliance officer	92
Other	35,818
Total expenses	5,652,730
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(192,873)
Expense reduction	(620)
Total net expenses	5,459,237
Net investment income	651,814
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	49,158,699
Investments — affiliated issuers	(219)
Net realized gain	49,158,480
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	209,085,051
Investments — affiliated issuers	(463)
Net change in unrealized appreciation (depreciation)	209,084,588
Net realized and unrealized gain	258,243,068
Net increase in net assets resulting from operations	$258,894,882
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income	$651,814	$480,034
Net realized gain	49,158,480	9,566,280
Net change in unrealized appreciation (depreciation)	209,084,588	(64,343,989)
Net increase (decrease) in net assets resulting from operations	258,894,882	(54,297,675)
Distributions to shareholders
Net investment income and net realized gains
Class A	(21,126,456)	(463,661)
Advisor Class	(173,699)	(10,657)
Class C	(498,117)	(2,906)
Institutional Class	(1,681,489)	(237,096)
Institutional 2 Class	(191,552)	(14,038)
Institutional 3 Class	(4,398,847)	(60,535)
Class R	(167,149)	(1,201)
Total distributions to shareholders	(28,237,309)	(790,094)
Increase (decrease) in net assets from capital stock activity	34,373,396	(103,090,889)
Total increase (decrease) in net assets	265,030,969	(158,178,658)
Net assets at beginning of year	336,003,864	494,182,522
Net assets at end of year	$601,034,833	$336,003,864
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Small Cap Value Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	471,521	8,993,188	633,370	8,957,453
Distributions reinvested	1,185,962	20,742,474	26,964	451,922
Redemptions	(3,442,528)	(59,340,926)	(4,271,587)	(66,026,066)
Net decrease	(1,785,045)	(29,605,264)	(3,611,253)	(56,616,691)
Advisor Class
Subscriptions	48,244	1,118,940	67,691	1,135,987
Distributions reinvested	8,222	170,687	535	10,525
Redemptions	(79,828)	(1,643,719)	(63,026)	(1,167,214)
Net increase (decrease)	(23,362)	(354,092)	5,200	(20,702)
Class C
Subscriptions	58,533	730,034	54,863	586,800
Distributions reinvested	42,398	497,329	236	2,751
Redemptions	(335,886)	(4,168,866)	(323,252)	(3,442,853)
Net decrease	(234,955)	(2,941,503)	(268,153)	(2,853,302)
Institutional Class
Subscriptions	999,784	21,277,103	1,324,791	21,491,806
Distributions reinvested	81,792	1,667,734	5,696	110,267
Redemptions	(1,239,027)	(23,092,742)	(3,516,532)	(55,853,882)
Net decrease	(157,451)	(147,905)	(2,186,045)	(34,251,809)
Institutional 2 Class
Subscriptions	36,445	746,946	47,730	878,179
Distributions reinvested	9,072	187,888	703	13,809
Redemptions	(61,825)	(1,254,947)	(394,486)	(7,312,580)
Net decrease	(16,308)	(320,113)	(346,053)	(6,420,592)
Institutional 3 Class
Subscriptions	4,756,029	94,602,352	20,347	345,552
Distributions reinvested	187,040	4,017,627	2,977	60,520
Redemptions	(1,365,798)	(30,558,812)	(39,506)	(722,814)
Net increase (decrease)	3,577,271	68,061,167	(16,182)	(316,742)
Class R
Subscriptions	46,424	810,245	45,995	657,330
Distributions reinvested	6,832	110,259	35	548
Redemptions	(82,069)	(1,239,398)	(233,968)	(3,268,929)
Net decrease	(28,813)	(318,894)	(187,938)	(2,611,051)
Total net increase (decrease)	1,331,337	34,373,396	(6,610,424)	(103,090,889)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2021	$13.83	0.01	9.98	9.99	(0.01)	(1.14)	(1.15)
Year Ended 5/31/2020	$15.83	0.01	(1.99)	(1.98)	(0.02)	(0.00)(d)	(0.02)
Year Ended 5/31/2019	$18.40	0.01	(1.47)	(1.46)	(0.02)	(1.09)	(1.11)
Year Ended 5/31/2018	$18.85	0.08(e)	1.91	1.99	—	(2.44)	(2.44)
Year Ended 5/31/2017	$17.48	(0.09)	2.59	2.50	—	(1.13)	(1.13)
Advisor Class
Year Ended 5/31/2021	$16.27	0.07	11.79	11.86	(0.05)	(1.14)	(1.19)
Year Ended 5/31/2020	$18.62	0.06	(2.34)	(2.28)	(0.07)	(0.00)(d)	(0.07)
Year Ended 5/31/2019	$21.38	0.05	(1.69)	(1.64)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.49	0.17(e)	2.16	2.33	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.74	(0.06)	2.94	2.88	—	(1.13)	(1.13)
Class C
Year Ended 5/31/2021	$9.59	(0.08)	6.78	6.70	—	(1.14)	(1.14)
Year Ended 5/31/2020	$11.05	(0.07)	(1.39)	(1.46)	—	(0.00)(d)	(0.00)(d)
Year Ended 5/31/2019	$13.29	(0.09)	(1.06)	(1.15)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$14.35	(0.05)(e)	1.43	1.38	—	(2.44)	(2.44)
Year Ended 5/31/2017	$13.64	(0.18)	2.02	1.84	—	(1.13)	(1.13)
Institutional Class
Year Ended 5/31/2021	$16.00	0.07	11.59	11.66	(0.05)	(1.14)	(1.19)
Year Ended 5/31/2020	$18.31	0.06	(2.30)	(2.24)	(0.07)	(0.00)(d)	(0.07)
Year Ended 5/31/2019	$21.05	0.05	(1.67)	(1.62)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.19	0.15(e)	2.15	2.30	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.48	(0.06)	2.90	2.84	—	(1.13)	(1.13)
Institutional 2 Class
Year Ended 5/31/2021	$16.24	0.08	11.77	11.85	(0.06)	(1.14)	(1.20)
Year Ended 5/31/2020	$18.58	0.07	(2.33)	(2.26)	(0.08)	(0.00)(d)	(0.08)
Year Ended 5/31/2019	$21.33	0.08	(1.70)	(1.62)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$21.43	0.17(e)	2.17	2.34	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.66	(0.04)	2.94	2.90	—	(1.13)	(1.13)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Small Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2021	$22.67	74.66%	1.32%	1.28%(c)	0.08%	30%	$420,471
Year Ended 5/31/2020	$13.83	(12.52%)	1.31%	1.31%(c)	0.07%	17%	$281,259
Year Ended 5/31/2019	$15.83	(7.80%)	1.30%	1.30%(c)	0.08%	17%	$379,113
Year Ended 5/31/2018	$18.40	10.88%	1.29%	1.29%(c)	0.42%	20%	$459,420
Year Ended 5/31/2017	$18.85	14.44%	1.32%	1.32%(c)	(0.52%)	24%	$493,661
Advisor Class
Year Ended 5/31/2021	$26.94	75.04%	1.07%	1.03%(c)	0.33%	30%	$4,169
Year Ended 5/31/2020	$16.27	(12.32%)	1.06%	1.06%(c)	0.33%	17%	$2,898
Year Ended 5/31/2019	$18.62	(7.50%)	1.04%	1.04%(c)	0.26%	17%	$3,219
Year Ended 5/31/2018	$21.38	11.14%	1.04%	1.04%(c)	0.78%	20%	$5,519
Year Ended 5/31/2017	$21.49	14.72%	1.07%	1.07%(c)	(0.28%)	24%	$4,860
Class C
Year Ended 5/31/2021	$15.15	73.36%	2.07%	2.03%(c)	(0.66%)	30%	$4,971
Year Ended 5/31/2020	$9.59	(13.18%)	2.06%	2.06%(c)	(0.67%)	17%	$5,402
Year Ended 5/31/2019	$11.05	(8.46%)	2.04%	2.04%(c)	(0.68%)	17%	$9,187
Year Ended 5/31/2018	$13.29	9.98%	2.04%	2.04%(c)	(0.34%)	20%	$30,308
Year Ended 5/31/2017	$14.35	13.64%	2.07%	2.07%(c)	(1.27%)	24%	$35,657
Institutional Class
Year Ended 5/31/2021	$26.47	75.06%	1.07%	1.02%(c)	0.33%	30%	$44,918
Year Ended 5/31/2020	$16.00	(12.31%)	1.06%	1.06%(c)	0.32%	17%	$29,670
Year Ended 5/31/2019	$18.31	(7.53%)	1.04%	1.04%(c)	0.25%	17%	$73,967
Year Ended 5/31/2018	$21.05	11.15%	1.04%	1.04%(c)	0.71%	20%	$127,825
Year Ended 5/31/2017	$21.19	14.71%	1.07%	1.07%(c)	(0.30%)	24%	$103,000
Institutional 2 Class
Year Ended 5/31/2021	$26.89	75.16%	0.99%	0.96%	0.39%	30%	$4,265
Year Ended 5/31/2020	$16.24	(12.24%)	0.98%	0.98%	0.36%	17%	$2,841
Year Ended 5/31/2019	$18.58	(7.44%)	0.97%	0.97%	0.40%	17%	$9,678
Year Ended 5/31/2018	$21.33	11.22%	0.96%	0.96%	0.78%	20%	$11,770
Year Ended 5/31/2017	$21.43	14.88%	0.96%	0.96%	(0.19%)	24%	$17,775
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2021	$16.81	0.10	12.20	12.30	(0.07)	(1.14)	(1.21)
Year Ended 5/31/2020	$19.23	0.09	(2.42)	(2.33)	(0.09)	(0.00)(d)	(0.09)
Year Ended 5/31/2019	$22.03	0.10	(1.77)	(1.67)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$22.05	0.18(e)	2.24	2.42	—	(2.44)	(2.44)
Year Ended 5/31/2017	$20.20	(0.14)	3.12	2.98	—	(1.13)	(1.13)
Class R
Year Ended 5/31/2021	$12.83	0.02	9.23	9.25	—	(1.14)	(1.14)
Year Ended 5/31/2020	$14.71	(0.03)	(1.85)	(1.88)	—	(0.00)(d)	(0.00)(d)
Year Ended 5/31/2019	$17.20	(0.03)	(1.37)	(1.40)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$17.81	0.04(e)	1.79	1.83	—	(2.44)	(2.44)
Year Ended 5/31/2017	$16.62	(0.13)	2.45	2.32	—	(1.13)	(1.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2018	$0.22	$0.28	$0.16	$0.26	$0.26	$0.26	$0.22
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Small Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2021	$27.90	75.30%	0.94%	0.89%	0.44%	30%	$118,636
Year Ended 5/31/2020	$16.81	(12.20%)	0.93%	0.93%	0.46%	17%	$11,355
Year Ended 5/31/2019	$19.23	(7.41%)	0.92%	0.92%	0.47%	17%	$13,299
Year Ended 5/31/2018	$22.03	11.27%	0.91%	0.91%	0.79%	20%	$15,117
Year Ended 5/31/2017	$22.05	14.88%	0.92%	0.92%	(0.66%)	24%	$14,576
Class R
Year Ended 5/31/2021	$20.94	74.76%	1.26%	1.22%(c)	0.12%	30%	$3,604
Year Ended 5/31/2020	$12.83	(12.76%)	1.56%	1.56%(c)	(0.19%)	17%	$2,579
Year Ended 5/31/2019	$14.71	(7.97%)	1.54%	1.54%(c)	(0.21%)	17%	$5,720
Year Ended 5/31/2018	$17.20	10.60%	1.54%	1.54%(c)	0.23%	20%	$9,018
Year Ended 5/31/2017	$17.81	14.09%	1.57%	1.57%(c)	(0.77%)	24%	$11,210
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2021	19

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Columbia Select Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Select Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Select Small Cap Value Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
May 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
22	Columbia Select Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended May 31, 2021, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $23,460,320 and $6,301,858, respectively. The sale transactions resulted in a net realized gain of $3,783,277.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $620.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively.
Columbia Select Small Cap Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
May 31, 2021
For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,153,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced. For Class R shares, the Fund currently pays the distribution fees up to the point where the Distributor’s expenses are fully recovered.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	69,450
Class C	—	1.00(b)	101

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.28%	1.33%
Advisor Class	1.03	1.08
Class C	2.03	2.08
Institutional Class	1.03	1.08
Institutional 2 Class	0.94	1.01
Institutional 3 Class	0.88	0.96
Class R	1.53	1.58
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all
24	Columbia Select Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(124,305)	124,305	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
369,371	27,867,938	28,237,309	790,094	—	790,094
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
497,978	20,908,945	—	230,788,282
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
370,431,063	233,927,875	(3,139,593)	230,788,282
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	496,996
Columbia Select Small Cap Value Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
May 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $139,125,727 and $133,713,738, respectively, for the year ended May 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	7,700,000	0.74	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank,
26	Columbia Select Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Select Small Cap Value Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
May 31, 2021
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2021, affiliated shareholders of record owned 75.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Select Small Cap Value Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Small Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Small Cap Value Fund | Annual Report 2021	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$51,215,727
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Columbia Select Small Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Select Small Cap Value Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
32	Columbia Select Small Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Select Small Cap Value Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Select Small Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Columbia Select Small Cap Value Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36	Columbia Select Small Cap Value Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Select Small Cap Value Fund | Annual Report 2021	37

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Columbia Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN218_05_L01_(07/21)

Annual Report
May 31, 2021
Columbia Select Large Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 1997
Richard Taft
Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	59.28	15.25	12.47
	Including sales charges		50.13	13.89	11.81
Advisor Class*		11/08/12	59.64	15.55	12.72
Class C	Excluding sales charges	05/27/99	58.03	14.40	11.63
	Including sales charges		57.03	14.40	11.63
Institutional Class		09/27/10	59.67	15.54	12.75
Institutional 2 Class		11/30/01	59.74	15.61	12.84
Institutional 3 Class*		10/01/14	59.79	15.67	12.76
Class R		04/30/03	58.97	14.98	12.20
Russell 1000 Value Index			44.38	12.33	11.51
S&P 500 Index			40.32	17.16	14.38
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Large Cap Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2011 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2021)
Common Stocks	96.8
Money Market Funds	2.8
Preferred Stocks	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2021)
Communication Services	4.4
Consumer Discretionary	6.8
Consumer Staples	3.6
Energy	8.1
Financials	21.6
Health Care	14.8
Industrials	9.3
Information Technology	13.9
Materials	10.4
Utilities	7.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2021, the Fund’s Class A shares returned 59.28% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 44.38% for the same time period, as well as the broader equity market, as measured by the S&P 500 Index, which gained 40.32%.
Market overview
U.S. equities delivered substantial gains for the 12 months ended May 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. Within the benchmark, performance for the period was led by the financials, material and industrials sectors, while utilities, health care and consumer staples trailed despite posting solid double-digit positive returns.
The Fund’s most notable contributors during the period
•	The Fund’s outperformance of the benchmark during the period was driven primarily by strong, broad-based security selection, especially in the information technology, utilities, consumer discretionary, financials, energy and materials sectors.
•	An overweight to materials and an underweight to consumer staples also were meaningful sources of outperformance. Please note that sector variances were a byproduct of the portfolio’s longstanding bottom-up security selection process.
•	Copper miner Freeport-McMoRan, Inc. was a top performer as investors reacted to rising copper prices and additionally considered long-term demand drivers including renewable energy, EVs, antimicrobial applications and 5G data centers.
•	Multi-channel retailer Qurate Retail, Inc. rose as the company benefitted from e-commerce during the pandemic and investors increasingly focused on its strong competitive position and generation of free cash flow.
•	Independent power producer AES was a standout performer among the three utility names the Fund owns, thanks in large part to a second investment-grade rating that helped improve expectations for business stability.
•	Specialty glass maker Corning rose after reporting strong results across key business segments and prudently managing post-COVID-19 expectations for its medical glass products.
•	Semiconductor equipment maker Applied Materials rose as investors focused on better-than-expected earnings growth and a strong outlook across all market segments.
The Fund’s most notable detractors during the period
•	Security selection within the health care and communication services sectors detracted most from the Fund’s relative performance.
•	An underweight to the industrials sector also was a notable detractor.
•	Medical supplies maker Baxter International was the top detractor despite experiencing good business as investors focused on expectations for post-COVID-19 hospital destocking to slow top line growth for a few quarters.
•	Notable individual detractors also included chicken, beef and pork producer Tyson Foods, which was hurt by COVID-19-related concerns dampening exports.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
Columbia Select Large Cap Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Large Cap Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,291.30	1,020.65	4.44	3.91	0.79
Advisor Class	1,000.00	1,000.00	1,292.80	1,021.87	3.04	2.68	0.54
Class C	1,000.00	1,000.00	1,286.30	1,016.97	8.63	7.62	1.54
Institutional Class	1,000.00	1,000.00	1,292.70	1,021.87	3.04	2.68	0.54
Institutional 2 Class	1,000.00	1,000.00	1,292.90	1,022.17	2.70	2.38	0.48
Institutional 3 Class	1,000.00	1,000.00	1,293.00	1,022.41	2.42	2.13	0.43
Class R	1,000.00	1,000.00	1,289.80	1,019.67	5.56	4.90	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Value Fund | Annual Report 2021	7

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.2%
Issuer	Shares	Value ($)
Communication Services 4.3%
Diversified Telecommunication Services 4.3%
Verizon Communications, Inc.	1,310,760	74,044,832
Total Communication Services		74,044,832
Consumer Discretionary 6.2%
Internet & Direct Marketing Retail 2.4%
Qurate Retail, Inc.	3,045,016	41,503,568
Specialty Retail 3.8%
Lowe’s Companies, Inc.	338,728	65,994,376
Total Consumer Discretionary		107,497,944
Consumer Staples 3.5%
Tobacco 3.5%
Philip Morris International, Inc.	629,744	60,726,214
Total Consumer Staples		60,726,214
Energy 7.8%
Energy Equipment & Services 2.1%
Technip Energies NV, ADR(a)	489,126	7,354,009
TechnipFMC PLC(a)	3,287,581	28,240,321
Total		35,594,330
Oil, Gas & Consumable Fuels 5.7%
Chevron Corp.	184,328	19,131,403
Marathon Petroleum Corp.	560,753	34,654,536
Williams Companies, Inc. (The)	1,724,367	45,419,827
Total		99,205,766
Total Energy		134,800,096
Financials 20.9%
Banks 12.7%
Bank of America Corp.	1,358,493	57,586,518
Citigroup, Inc.	685,052	53,920,443
JPMorgan Chase & Co.	323,720	53,167,773
Wells Fargo & Co.	1,153,028	53,869,468
Total		218,544,202
Capital Markets 2.7%
Morgan Stanley	520,496	47,339,111
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 5.5%
American International Group, Inc.	910,047	48,086,883
MetLife, Inc.	713,146	46,611,223
Total		94,698,106
Total Financials		360,581,419
Health Care 14.3%
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	534,866	43,923,196
Health Care Providers & Services 9.3%
Centene Corp.(a)	811,683	59,739,869
Cigna Corp.	201,032	52,037,133
Humana, Inc.	111,545	48,823,246
Total		160,600,248
Pharmaceuticals 2.5%
Bristol-Myers Squibb Co.	650,619	42,758,681
Total Health Care		247,282,125
Industrials 9.0%
Aerospace & Defense 2.9%
Raytheon Technologies Corp.	555,905	49,314,333
Industrial Conglomerates 1.7%
Honeywell International, Inc.	130,644	30,167,006
Machinery 1.2%
Caterpillar, Inc.	83,279	20,076,901
Road & Rail 3.2%
CSX Corp.	320,960	32,134,515
Union Pacific Corp.	102,325	22,995,497
Total		55,130,012
Total Industrials		154,688,252
Information Technology 13.4%
Communications Equipment 3.6%
Cisco Systems, Inc.	1,194,049	63,165,192
Electronic Equipment, Instruments & Components 2.2%
Corning, Inc.	856,735	37,379,348
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.2%
Applied Materials, Inc.	302,465	41,779,491
QUALCOMM, Inc.	358,522	48,235,550
Total		90,015,041
Software 2.4%
Teradata Corp.(a)	867,045	41,505,444
Total Information Technology		232,065,025
Materials 10.0%
Chemicals 3.2%
FMC Corp.	479,488	55,951,455
Metals & Mining 6.8%
Barrick Gold Corp.	2,738,062	65,932,533
Freeport-McMoRan, Inc.	1,203,442	51,411,042
Total		117,343,575
Total Materials		173,295,030
Utilities 6.8%
Electric Utilities 4.9%
FirstEnergy Corp.	1,658,188	62,861,907
NextEra Energy, Inc.	299,804	21,951,649
Total		84,813,556
Independent Power and Renewable Electricity Producers 1.9%
AES Corp. (The)	1,301,482	33,070,658
Total Utilities		117,884,214
Total Common Stocks (Cost $972,977,589)		1,662,865,151
Preferred Stocks 0.4%
Issuer		Shares	Value ($)
Consumer Discretionary 0.4%
Internet & Direct Marketing Retail 0.4%
Qurate Retail, Inc.	8.000%	59,180	6,248,225
Total Consumer Discretionary			6,248,225
Total Preferred Stocks (Cost $11,699,817)			6,248,225

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(b),(c)	48,631,172	48,626,308
Total Money Market Funds (Cost $48,626,308)		48,626,308
Total Investments in Securities (Cost: $1,033,303,714)		1,717,739,684
Other Assets & Liabilities, Net		10,718,030
Net Assets		1,728,457,714

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.042%
	34,560,903	457,943,916	(443,867,373)	(11,138)	48,626,308	7,863	32,906	48,631,172
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	74,044,832	—	—	74,044,832
Consumer Discretionary	107,497,944	—	—	107,497,944
Consumer Staples	60,726,214	—	—	60,726,214
Energy	127,446,087	7,354,009	—	134,800,096
Financials	360,581,419	—	—	360,581,419
Health Care	247,282,125	—	—	247,282,125
Industrials	154,688,252	—	—	154,688,252
Information Technology	232,065,025	—	—	232,065,025
Materials	173,295,030	—	—	173,295,030
Utilities	117,884,214	—	—	117,884,214
Total Common Stocks	1,655,511,142	7,354,009	—	1,662,865,151
Preferred Stocks
Consumer Discretionary	6,248,225	—	—	6,248,225
Total Preferred Stocks	6,248,225	—	—	6,248,225
Money Market Funds	48,626,308	—	—	48,626,308
Total Investments in Securities	1,710,385,675	7,354,009	—	1,717,739,684
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2021	11

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $984,677,406)	$1,669,113,376
Affiliated issuers (cost $48,626,308)	48,626,308
Receivable for:
Capital shares sold	9,003,912
Dividends	3,173,431
Foreign tax reclaims	76,666
Expense reimbursement due from Investment Manager	13,924
Prepaid expenses	19,664
Total assets	1,730,027,281
Liabilities
Payable for:
Capital shares purchased	1,242,030
Management services fees	32,456
Distribution and/or service fees	3,314
Transfer agent fees	165,748
Compensation of board members	86,294
Other expenses	39,725
Total liabilities	1,569,567
Net assets applicable to outstanding capital stock	$1,728,457,714
Represented by
Paid in capital	1,011,447,950
Total distributable earnings (loss)	717,009,764
Total - representing net assets applicable to outstanding capital stock	$1,728,457,714
Class A
Net assets	$275,300,579
Shares outstanding	8,644,999
Net asset value per share	$31.85
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$33.79
Advisor Class
Net assets	$202,134,048
Shares outstanding	5,975,661
Net asset value per share	$33.83
Class C
Net assets	$41,235,703
Shares outstanding	1,437,594
Net asset value per share	$28.68
Institutional Class
Net assets	$917,729,428
Shares outstanding	27,550,713
Net asset value per share	$33.31
Institutional 2 Class
Net assets	$134,430,186
Shares outstanding	4,034,464
Net asset value per share	$33.32
Institutional 3 Class
Net assets	$132,235,186
Shares outstanding	3,896,377
Net asset value per share	$33.94
Class R
Net assets	$25,392,584
Shares outstanding	812,907
Net asset value per share	$31.24
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Value Fund | Annual Report 2021

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$35,266,664
Dividends — affiliated issuers	32,906
Interfund lending	317
Non-cash dividends - unaffiliated issuers	7,557,009
Foreign taxes withheld	(186,484)
Total income	42,670,412
Expenses:
Management services fees	8,563,579
Distribution and/or service fees
Class A	533,102
Class C	330,834
Class R	77,311
Transfer agent fees
Class A	256,585
Advisor Class	190,252
Class C	39,842
Institutional Class	701,409
Institutional 2 Class	40,014
Institutional 3 Class	7,840
Class R	20,657
Compensation of board members	51,708
Custodian fees	7,660
Printing and postage fees	57,350
Registration fees	163,548
Audit fees	29,500
Legal fees	19,569
Compensation of chief compliance officer	229
Other	54,769
Total expenses	11,145,758
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,910,918)
Expense reduction	(500)
Total net expenses	7,234,340
Net investment income	35,436,072
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	84,610,378
Investments — affiliated issuers	7,863
Net realized gain	84,618,241
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	447,165,290
Investments — affiliated issuers	(11,138)
Net change in unrealized appreciation (depreciation)	447,154,152
Net realized and unrealized gain	531,772,393
Net increase in net assets resulting from operations	$567,208,465
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income	$35,436,072	$19,705,294
Net realized gain	84,618,241	20,315,750
Net change in unrealized appreciation (depreciation)	447,154,152	(41,491,614)
Net increase (decrease) in net assets resulting from operations	567,208,465	(1,470,570)
Distributions to shareholders
Net investment income and net realized gains
Class A	(14,930,047)	(16,550,413)
Advisor Class	(10,679,245)	(10,360,247)
Class C	(2,288,161)	(3,071,749)
Institutional Class	(39,856,183)	(30,851,463)
Institutional 2 Class	(3,975,285)	(2,666,230)
Institutional 3 Class	(11,460,762)	(11,443,546)
Class R	(1,196,737)	(1,479,732)
Total distributions to shareholders	(84,386,420)	(76,423,380)
Increase (decrease) in net assets from capital stock activity	317,486,629	(52,623,188)
Total increase (decrease) in net assets	800,308,674	(130,517,138)
Net assets at beginning of year	928,149,040	1,058,666,178
Net assets at end of year	$1,728,457,714	$928,149,040
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Value Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,106,223	56,731,499	1,959,836	45,581,965
Distributions reinvested	414,449	10,609,889	497,925	12,463,063
Redemptions	(2,607,597)	(65,400,167)	(3,111,050)	(70,289,976)
Net increase (decrease)	(86,925)	1,941,221	(653,289)	(12,244,948)
Advisor Class
Subscriptions	1,741,158	49,897,728	2,153,433	50,793,146
Distributions reinvested	372,084	10,105,806	369,547	9,770,827
Redemptions	(2,029,831)	(56,513,441)	(2,704,779)	(67,470,506)
Net increase (decrease)	83,411	3,490,093	(181,799)	(6,906,533)
Class C
Subscriptions	457,203	11,536,180	222,492	4,968,379
Distributions reinvested	82,145	1,900,024	95,353	2,174,056
Redemptions	(781,516)	(17,999,583)	(934,752)	(19,768,784)
Net decrease	(242,168)	(4,563,379)	(616,907)	(12,626,349)
Institutional Class
Subscriptions	12,571,255	367,027,692	9,258,812	212,203,673
Distributions reinvested	1,288,126	34,444,485	997,522	25,995,417
Redemptions	(6,007,565)	(165,027,420)	(8,250,952)	(193,323,932)
Net increase	7,851,816	236,444,757	2,005,382	44,875,158
Institutional 2 Class
Subscriptions	3,798,665	109,241,839	681,033	16,632,470
Distributions reinvested	148,440	3,969,280	102,094	2,660,579
Redemptions	(1,194,629)	(35,086,460)	(1,141,001)	(29,822,905)
Net increase (decrease)	2,752,476	78,124,659	(357,874)	(10,529,856)
Institutional 3 Class
Subscriptions	3,274,292	87,432,085	1,017,576	25,599,923
Distributions reinvested	373,887	10,184,688	430,471	11,407,467
Redemptions	(3,603,258)	(98,493,776)	(3,695,529)	(84,315,468)
Net increase (decrease)	44,921	(877,003)	(2,247,482)	(47,308,078)
Class R
Subscriptions	333,567	9,325,511	159,374	3,685,720
Distributions reinvested	41,920	1,053,451	40,263	991,267
Redemptions	(298,930)	(7,452,681)	(543,225)	(12,559,569)
Net increase (decrease)	76,557	2,926,281	(343,588)	(7,882,582)
Total net increase (decrease)	10,480,088	317,486,629	(2,395,557)	(52,623,188)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2021	$21.50	0.71(c)	11.57	12.28	(0.60)	(1.33)	(1.93)
Year Ended 5/31/2020	$23.28	0.41	(0.38)	0.03	(0.46)	(1.35)	(1.81)
Year Ended 5/31/2019	$25.66	0.41	(1.73)	(1.32)	(0.36)	(0.70)	(1.06)
Year Ended 5/31/2018	$23.93	0.27	2.71	2.98	(0.24)	(1.01)	(1.25)
Year Ended 5/31/2017	$21.43	0.24	4.17	4.41	(0.26)	(1.65)	(1.91)
Advisor Class
Year Ended 5/31/2021	$22.74	0.82(c)	12.25	13.07	(0.65)	(1.33)	(1.98)
Year Ended 5/31/2020	$24.52	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.98	0.50	(1.83)	(1.33)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$25.10	0.36	2.83	3.19	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.38	0.32	4.36	4.68	(0.31)	(1.65)	(1.96)
Class C
Year Ended 5/31/2021	$19.52	0.46(c)	10.45	10.91	(0.42)	(1.33)	(1.75)
Year Ended 5/31/2020	$21.26	0.21	(0.34)	(0.13)	(0.26)	(1.35)	(1.61)
Year Ended 5/31/2019	$23.49	0.20	(1.57)	(1.37)	(0.16)	(0.70)	(0.86)
Year Ended 5/31/2018	$22.00	0.07	2.48	2.55	(0.05)	(1.01)	(1.06)
Year Ended 5/31/2017	$19.83	0.06	3.86	3.92	(0.10)	(1.65)	(1.75)
Institutional Class
Year Ended 5/31/2021	$22.41	0.84(c)	12.04	12.88	(0.65)	(1.33)	(1.98)
Year Ended 5/31/2020	$24.19	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.63	0.49	(1.80)	(1.31)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$24.79	0.36	2.79	3.15	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.13	0.32	4.30	4.62	(0.31)	(1.65)	(1.96)
Institutional 2 Class
Year Ended 5/31/2021	$22.42	0.91(c)	11.99	12.90	(0.67)	(1.33)	(2.00)
Year Ended 5/31/2020	$24.20	0.50	(0.40)	0.10	(0.53)	(1.35)	(1.88)
Year Ended 5/31/2019	$26.64	0.50	(1.79)	(1.29)	(0.45)	(0.70)	(1.15)
Year Ended 5/31/2018	$24.81	0.39	2.77	3.16	(0.32)	(1.01)	(1.33)
Year Ended 5/31/2017	$22.14	0.33	4.32	4.65	(0.33)	(1.65)	(1.98)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2021	$31.85	59.28%	1.12%	0.79%(d)	2.74%	29%	$275,301
Year Ended 5/31/2020	$21.50	(0.98%)	1.14%(e)	0.80%(d),(e)	1.70%	18%	$187,746
Year Ended 5/31/2019	$23.28	(5.09%)	1.13%	0.80%(d)	1.64%	21%	$218,458
Year Ended 5/31/2018	$25.66	12.39%	1.15%	1.03%(d)	1.07%	9%	$225,532
Year Ended 5/31/2017	$23.93	20.87%	1.19%	1.16%(d)	1.05%	8%	$204,824
Advisor Class
Year Ended 5/31/2021	$33.83	59.64%	0.87%	0.54%(d)	2.99%	29%	$202,134
Year Ended 5/31/2020	$22.74	(0.70%)	0.89%(e)	0.55%(d),(e)	1.96%	18%	$133,966
Year Ended 5/31/2019	$24.52	(4.87%)	0.88%	0.55%(d)	1.89%	21%	$148,935
Year Ended 5/31/2018	$26.98	12.67%	0.90%	0.77%(d)	1.35%	9%	$154,976
Year Ended 5/31/2017	$25.10	21.23%	0.94%	0.91%(d)	1.33%	8%	$40,794
Class C
Year Ended 5/31/2021	$28.68	58.03%	1.87%	1.54%(d)	1.97%	29%	$41,236
Year Ended 5/31/2020	$19.52	(1.68%)	1.89%(e)	1.55%(d),(e)	0.94%	18%	$32,781
Year Ended 5/31/2019	$21.26	(5.80%)	1.88%	1.55%(d)	0.87%	21%	$48,824
Year Ended 5/31/2018	$23.49	11.53%	1.90%	1.78%(d)	0.32%	9%	$70,325
Year Ended 5/31/2017	$22.00	20.02%	1.94%	1.91%(d)	0.30%	8%	$65,295
Institutional Class
Year Ended 5/31/2021	$33.31	59.67%	0.87%	0.54%(d)	3.06%	29%	$917,729
Year Ended 5/31/2020	$22.41	(0.71%)	0.89%(e)	0.55%(d),(e)	1.97%	18%	$441,521
Year Ended 5/31/2019	$24.19	(4.86%)	0.88%	0.55%(d)	1.89%	21%	$428,080
Year Ended 5/31/2018	$26.63	12.66%	0.90%	0.77%(d)	1.35%	9%	$397,901
Year Ended 5/31/2017	$24.79	21.19%	0.94%	0.91%(d)	1.33%	8%	$294,914
Institutional 2 Class
Year Ended 5/31/2021	$33.32	59.74%	0.81%	0.48%	3.23%	29%	$134,430
Year Ended 5/31/2020	$22.42	(0.66%)	0.82%(e)	0.50%(e)	1.98%	18%	$28,742
Year Ended 5/31/2019	$24.20	(4.80%)	0.82%	0.51%	1.92%	21%	$39,688
Year Ended 5/31/2018	$26.64	12.69%	0.84%	0.69%	1.48%	9%	$54,500
Year Ended 5/31/2017	$24.81	21.33%	0.85%	0.83%	1.39%	8%	$23,215
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2021	$22.81	0.88(c)	12.26	13.14	(0.68)	(1.33)	(2.01)
Year Ended 5/31/2020	$24.59	0.52	(0.40)	0.12	(0.55)	(1.35)	(1.90)
Year Ended 5/31/2019	$27.05	0.53	(1.83)	(1.30)	(0.46)	(0.70)	(1.16)
Year Ended 5/31/2018	$25.16	0.39	2.84	3.23	(0.33)	(1.01)	(1.34)
Year Ended 5/31/2017	$22.43	0.50	4.22	4.72	(0.34)	(1.65)	(1.99)
Class R
Year Ended 5/31/2021	$21.12	0.67(c)	11.33	12.00	(0.55)	(1.33)	(1.88)
Year Ended 5/31/2020	$22.90	0.34	(0.38)	(0.04)	(0.39)	(1.35)	(1.74)
Year Ended 5/31/2019	$25.25	0.34	(1.69)	(1.35)	(0.30)	(0.70)	(1.00)
Year Ended 5/31/2018	$23.57	0.20	2.67	2.87	(0.18)	(1.01)	(1.19)
Year Ended 5/31/2017	$21.13	0.18	4.12	4.30	(0.21)	(1.65)	(1.86)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2021	$0.19	$0.21	$0.17	$0.19	$0.17	$0.25	$0.19

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2021	$33.94	59.79%	0.76%	0.43%	3.22%	29%	$132,235
Year Ended 5/31/2020	$22.81	(0.60%)	0.77%(e)	0.45%(e)	2.06%	18%	$87,839
Year Ended 5/31/2019	$24.59	(4.76%)	0.77%	0.46%	1.98%	21%	$149,956
Year Ended 5/31/2018	$27.05	12.80%	0.79%	0.66%	1.44%	9%	$145,244
Year Ended 5/31/2017	$25.16	21.36%	0.80%	0.77%	2.01%	8%	$121,439
Class R
Year Ended 5/31/2021	$31.24	58.97%	1.32%	0.99%(d)	2.62%	29%	$25,393
Year Ended 5/31/2020	$21.12	(1.24%)	1.39%(e)	1.05%(d),(e)	1.43%	18%	$15,554
Year Ended 5/31/2019	$22.90	(5.32%)	1.38%	1.05%(d)	1.39%	21%	$24,725
Year Ended 5/31/2018	$25.25	12.10%	1.40%	1.28%(d)	0.82%	9%	$24,222
Year Ended 5/31/2017	$23.57	20.61%	1.44%	1.41%(d)	0.80%	8%	$23,132
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2021	19

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Columbia Select Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Select Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Select Large Cap Value Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
May 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.72% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
22	Columbia Select Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended May 31, 2021, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $13,924,324 and $55,937,852, respectively. The sale transactions resulted in a net realized gain of $1,513,083.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $500.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively.
Columbia Select Large Cap Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
May 31, 2021
For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,732,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced. For Class R shares, the Fund currently pays the distribution fees up to the point where the Distributor’s expenses are fully recovered.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	206,095
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.48	0.49
Institutional 3 Class	0.43	0.44
Class R	1.05	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all
24	Columbia Select Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and corporate actions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
27,508,500	56,877,920	84,386,420	20,672,706	55,750,674	76,423,380
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
19,574,699	35,035,791	—	662,483,752
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,055,255,932	683,092,643	(20,608,891)	662,483,752
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $562,771,584 and $330,379,286, respectively, for the year ended May 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
Columbia Select Large Cap Value Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
May 31, 2021
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,640,000	0.67	10
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive
26	Columbia Select Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2021, four unaffiliated shareholders of record owned 56.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Select Large Cap Value Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
May 31, 2021
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Select Large Cap Value Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Large Cap Value Fund | Annual Report 2021	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	89.65%	$89,020,881
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Columbia Select Large Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Select Large Cap Value Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
32	Columbia Select Large Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Select Large Cap Value Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Select Large Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Columbia Select Large Cap Value Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36	Columbia Select Large Cap Value Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Select Large Cap Value Fund | Annual Report 2021	37

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Columbia Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN216_05_L01_(07/21)

Annual Report
May 31, 2021
Columbia Quality Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Quality Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Quality Income Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2009
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2010
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	7.36	3.78	3.60
	Including sales charges		4.17	3.15	3.29
Advisor Class*		11/08/12	7.53	4.06	3.82
Class C	Excluding sales charges	02/14/02	6.54	3.01	2.83
	Including sales charges		5.54	3.01	2.83
Institutional Class		09/27/10	7.53	4.07	3.86
Institutional 2 Class*		11/08/12	7.62	4.12	3.90
Institutional 3 Class*		10/01/14	7.64	4.21	3.89
Class R*		03/01/16	7.00	3.55	3.31
Bloomberg Barclays U.S. Mortgage-Backed Securities Index			-0.47	2.44	2.65
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
The “Bloomberg Barclays” indices will be re-branded as the “Bloomberg” indices effective August 24, 2021.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Quality Income Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2011 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Quality Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2021)
Asset-Backed Securities — Non-Agency	9.9
Commercial Mortgage-Backed Securities - Agency	2.6
Commercial Mortgage-Backed Securities - Non-Agency	8.6
Money Market Funds	2.7
Options Purchased Puts	1.5
Residential Mortgage-Backed Securities - Agency	55.9
Residential Mortgage-Backed Securities - Non-Agency	18.8
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2021)
AAA rating	61.9
AA rating	5.6
A rating	3.3
BBB rating	12.3
BB rating	3.8
B rating	2.6
CCC rating	0.1
Not rated	10.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Quality Income Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2021, the Fund’s Class A shares returned 7.36% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, returned -0.47% for the same period.
Market overview
The period saw risk sentiment continue to be supported by the extraordinary monetary and fiscal policy support that was initiated in March of 2020 as the COVID-19 pandemic led to widespread economic shutdowns. The Federal Reserve (Fed) maintained short-term interest rates at zero while engaging in broad-based bond purchases even as $1.9 trillion in stimulus under the CARES Act rolled out.
Credit sentiment wavered in September as an additional economic relief package stalled in the Senate and there was speculation around the potential for a disputed outcome to the November presidential election. November’s election results helped reduce uncertainty, while the emergency use authorization of a pair of COVID-19 vaccines in December raised the prospect of a return to economic normalcy in the months that followed. Finalization of a $900 billion relief package as 2020 concluded further boosted sentiment.
Treasury yields began to move off historic lows in October of 2020 and continued to drift higher through the first quarter of 2021. The 10-year Treasury yield ended May of 2021 at 1.58%, 93 basis points higher than its starting point of 0.65% 12 months earlier.
The Fund’s most notable contributors
•	The Fund’s allocation to more credit-sensitive, non-government guaranteed sectors of the securitized market offering higher yields than agency mortgage-backed securities (MBS) added notably to performance as these areas rebounded sharply from distressed levels on the back of strong policy support.
○	In this vein, exposure to non-agency residential MBS led positive contributions as housing fundamentals were boosted by the Fed’s actions to keep borrowing costs low.
○	Smaller allocations to commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and collateralized loan obligations also added to performance as stimulus efforts supported consumer fundamentals.
○	Within CMBS, positioning in the single-asset/single-borrower segment characterized by “trophy” properties in prime markets proved additive, while unsecured consumer loans were among the best performing holdings within ABS.
•	The Fund’s exposure to agency MBS passthroughs contributed positively to performance versus the benchmark.
○	In terms of selection, an emphasis on current, lower coupon mortgage pools that have been a focus of the Fed’s bond purchase program added to relative return.
•	The Fund’s positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity added to performance relative to the benchmark. Specifically, the Fund maintained a below-benchmark duration stance as Treasury yields rose in the first quarter of 2021.
The Fund’s most notable detractors
•	There were no material detractors relative to the benchmark over the 12-month period.
Derivative usage
The Fund used three types of derivative securities investments during the period to control risks. The Fund invested in Treasury futures contracts and options on interest rate swaps to manage interest rate risk and protect against market volatility. In addition, the Fund utilized credit default swap options in order to manage credit risk. The Fund’s use of derivatives had a positive impact on results overall.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators,
Columbia Quality Income Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Quality Income Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.40	1,020.11	4.48	4.46	0.90
Advisor Class	1,000.00	1,000.00	1,029.10	1,021.33	3.23	3.22	0.65
Class C	1,000.00	1,000.00	1,024.50	1,016.43	8.19	8.16	1.65
Institutional Class	1,000.00	1,000.00	1,029.10	1,021.33	3.23	3.22	0.65
Institutional 2 Class	1,000.00	1,000.00	1,029.60	1,021.77	2.79	2.78	0.56
Institutional 3 Class	1,000.00	1,000.00	1,029.90	1,021.97	2.59	2.58	0.52
Class R	1,000.00	1,000.00	1,026.70	1,018.88	5.72	5.69	1.15
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Quality Income Fund | Annual Report 2021	7

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 11.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO 11 Ltd.(a),(b)
Series 2020-11A Class D
3-month USD LIBOR + 3.650% Floor 3.650% 10/15/2031	3.834%	4,200,000	4,205,242
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	1.888%	8,000,000	8,001,128
Apidos CLO XXXIII(a),(b)
Series 2020-33A Class D
3-month USD LIBOR + 4.320% Floor 4.320% 07/24/2031	4.496%	4,200,000	4,217,443
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-3A Class E
3-month USD LIBOR + 7.500% Floor 7.500% 10/23/2032	7.759%	2,500,000	2,510,008
Ballyrock CLO Ltd.(a),(b)
Series 2020-2A Class C
3-month USD LIBOR + 3.770% Floor 3.770% 10/20/2031	3.979%	5,500,000	5,509,521
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-1A Class BR
3-month USD LIBOR + 2.350% 08/14/2030	2.504%	5,000,000	5,000,415
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	1.884%	6,750,000	6,677,134
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	1.604%	14,725,000	14,713,926
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class B
02/17/2026	6.170%	5,500,000	5,716,363
LendingClub Receivables Trust(a)
Series 2019-11 Class A
12/15/2045	3.750%	1,890,435	1,911,959
Series 2019-2 Class A
08/15/2025	4.000%	2,477,433	2,523,620
Series 2019-3 Class A
10/15/2025	3.750%	4,091,918	4,163,417
Series 2019-5 Class A
12/15/2045	3.750%	5,278,619	5,362,535
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-7 Class A
01/15/2027	3.750%	3,807,535	3,857,813
Series 2019-8 Class A
12/15/2045	3.750%	3,490,492	3,528,786
Series 2020-1 Class A
01/16/2046	3.500%	4,085,052	4,132,252
Series 2020-2 Class A
02/15/2046	3.600%	2,577,920	2,607,406
LendingClub Receivables Trust(a),(c),(d),(e)
Series 2020-JPSL Class R
02/15/2025	0.000%	100,000	2,796,000
LendingPoint Asset Securitization Trust(a),(c),(e)
Series 2021-1 Class A
04/15/2027	1.750%	14,903,000	14,912,314
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class CR
3-month USD LIBOR + 1.950% 10/21/2030	2.136%	7,000,000	6,925,156
Marlette Funding Trust(a)
Subordinated Series 2018-2A Class C
07/17/2028	4.370%	4,739,116	4,754,424
OHA Credit Funding Ltd.(a),(b)
Series 2019-4A Class A2
3-month USD LIBOR + 1.650% Floor 1.650% 10/22/2032	1.834%	9,000,000	9,016,425
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	7.434%	2,750,000	2,663,994
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/22/2029	6.854%	4,300,000	4,214,830
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	1.936%	7,000,000	6,937,826
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	3,700,688	3,751,513
Series 2021-1 Class A
11/15/2027	1.180%	6,210,000	6,221,231
Series 2021-1 Class B
11/15/2027	2.130%	8,850,000	8,888,051
Series 2021-2 Class NOTE
01/25/2029	3.000%	10,000,000	10,000,000
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Quality Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020-3 Class C
05/17/2027	6.430%	6,200,000	6,419,492
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	7.197%	3,000,000	3,010,629
Prosper Marketplace Issuance Trust(a)
Series 2019-3A Class B
07/15/2025	3.590%	2,781,233	2,787,473
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	160,733	160,733
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	897,161	897,392
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	8,804,000	8,865,285
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	1.734%	26,500,000	26,445,781
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	6.034%	7,000,000	6,865,180
RR 1 LLC(a),(b),(f)
Series 2017-1A Class A2B
3-month USD LIBOR + 1.600% Floor 1.600% 07/15/2035	1.800%	7,800,000	7,800,000
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	1.884%	7,800,000	7,801,201
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	1.584%	6,500,000	6,500,838
Sound Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	1.940%	10,000,000	9,925,030
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	5,181,908	5,233,115
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Securitization Trust(a)
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	4,000,000	4,010,122
Total Asset-Backed Securities — Non-Agency (Cost $260,673,329)			262,443,003

Commercial Mortgage-Backed Securities - Agency 3.0%

Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	15,000,000	16,066,230
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	17,932,489	19,501,586
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	11,166,953	11,897,810
Government National Mortgage Association
Series 2017-190 Class AD
03/16/2060	2.600%	4,809,134	4,991,276
Government National Mortgage Association(g),(h)
Series 2019-102 Class IB
03/16/2060	0.849%	15,853,023	1,125,306
Series 2019-109 Class IO
04/16/2060	0.811%	36,311,228	2,580,236
Series 2019-118 Class IO
06/16/2061	0.833%	40,925,631	2,614,735
Series 2019-131 Class IO
07/16/2061	0.904%	36,294,193	2,532,634
Series 2019-134 Class IO
08/16/2061	0.864%	27,884,893	1,976,757
Series 2019-139 Class IO
11/16/2061	0.722%	30,137,892	1,854,601
Series 2020-19 Class IO
12/16/2061	0.892%	27,586,024	2,260,871
Series 2020-3 Class IO
02/16/2062	0.838%	26,297,124	1,850,247
Total Commercial Mortgage-Backed Securities - Agency (Cost $74,278,899)			69,252,289

Commercial Mortgage-Backed Securities - Non-Agency 10.0%

Aventura Mall Trust(a),(g)
Series 2018-AVM Class A
07/05/2040	4.112%	6,520,000	7,352,804
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	2.351%	4,490,000	4,102,140

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
May 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Braemar Hotels & Resorts Trust(a),(b)
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	1.901%	6,500,000	5,978,727
BX Trust(a),(b)
Series 2018-GW Class D
1-month USD LIBOR + 1.770% Floor 1.770% 05/15/2037	1.871%	3,830,000	3,827,624
Series 2018-GW Class E
1-month USD LIBOR + 1.970% Floor 1.970% 05/15/2035	2.071%	7,000,000	6,986,885
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	5,000,000	5,218,072
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	1.601%	3,000,000	3,003,753
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.351%	23,245,000	23,288,591
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.101%	3,675,000	3,686,478
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	11,560,000	11,122,574
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	10,400,000	8,977,313
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	4,050,000	3,064,921
Hilton USA Trust(a),(g)
Series 2016-HHV Class D
11/05/2038	4.194%	8,395,000	8,975,855
Series 2016-HHV Class F
11/05/2038	4.194%	15,500,000	15,496,261
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class D
11/05/2035	4.927%	5,000,000	5,019,240
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	8,700,000	8,765,959
Morgan Stanley Capital I Trust(a),(g)
Series 2019-MEAD Class D
11/10/2036	3.177%	5,500,000	5,471,178
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Residential Trust(a)
Series 2018-SF3 Class B
10/17/2035	4.079%	21,000,000	21,144,955
Series 2019-SFR1 Class E
08/17/2035	4.466%	5,470,000	5,558,118
Series 2019-SFR4 Class E
10/17/2036	3.435%	11,000,000	11,273,742
Series 2020-SFR1 Class E
04/17/2037	3.032%	8,000,000	8,166,696
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	14,140,000	14,407,773
Subordinated Series 2019-SFR3 Class E
09/17/2036	3.369%	5,000,000	5,140,693
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	2.201%	4,612,355	4,600,839
SFO Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-555 Class B
1-month USD LIBOR + 1.500% Floor 1.500% 05/15/2038	1.610%	7,000,000	7,008,774
Subordinated Series 2021-555 Class C
1-month USD LIBOR + 1.800% Floor 1.800% 05/15/2038	1.910%	6,500,000	6,512,213
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	2.201%	6,700,000	6,620,823
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-FCMT Class D
1-month USD LIBOR + 3.500% Floor 3.500% 05/15/2031	3.600%	6,225,000	6,236,663
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $220,448,829)			227,009,664

Residential Mortgage-Backed Securities - Agency 65.0%

Federal Home Loan Mortgage Corp.
04/01/2022	6.500%	1,717	1,728
10/01/2024- 04/01/2040	5.000%	5,231,484	6,002,029
06/01/2030	5.500%	2,403,204	2,679,887
08/01/2035- 05/01/2036	2.000%	45,992,035	47,622,887
04/01/2041- 11/01/2048	4.000%	34,755,776	38,045,941
08/01/2041	4.500%	3,134,540	3,502,540

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Quality Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/01/2042- 11/01/2046	3.500%	51,325,672	55,527,034
11/01/2043- 01/01/2050	3.000%	47,263,541	49,862,247
02/01/2051	2.500%	29,351,156	30,629,463
Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	5.849%	5,654,587	1,096,752
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	5.849%	7,576,976	1,540,338
CMO Series 3913 Class SW
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 09/15/2040	6.499%	322,803	11,294
CMO Series 4174 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/15/2039	6.099%	2,475,976	68,000
CMO Series 4183 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	6.049%	1,381,520	63,039
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	5.999%	34,833	110
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	5.799%	3,129,177	645,451
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	5.849%	6,511,940	1,363,307
CMO Series 4935 Class JS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/25/2049	5.958%	11,311,160	2,460,173
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4965 Class KS
1-month USD LIBOR + 5.850% Cap 5.850% 04/25/2050	5.758%	8,598,574	1,661,073
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.988%	15,835,788	3,879,910
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	5.958%	19,493,430	5,436,269
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.869%	7,525,967	1,612,539
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	5.899%	2,885,519	522,779
Federal Home Loan Mortgage Corp.(h)
CMO Series 304 Class C69
12/15/2042	4.000%	2,295,032	380,331
CMO Series 3800 Class HI
01/15/2040	4.500%	555,712	12,836
CMO Series 4120 Class AI
11/15/2039	3.500%	1,577,851	48,106
CMO Series 4122 Class JI
12/15/2040	4.000%	1,374,394	85,749
CMO Series 4139 Class CI
05/15/2042	3.500%	2,965,167	326,588
CMO Series 4147 Class CI
01/15/2041	3.500%	3,411,815	196,902
CMO Series 4148 Class BI
02/15/2041	4.000%	1,317,821	65,185
CMO Series 4177 Class IY
03/15/2043	4.000%	5,424,439	885,573
CMO Series 4182 Class DI
05/15/2039	3.500%	1,096,604	19,597
CMO Series 4213 Class DI
06/15/2038	3.500%	432,528	1,365
CMO Series 4215 Class IL
07/15/2041	3.500%	1,595,861	58,875

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(g),(h)
CMO Series 4068 Class GI
09/15/2036	2.042%	4,878,747	334,301
CMO Series 4107 Class KS
06/15/2038	2.154%	4,421,692	263,685
CMO Series 4620 Class AS
11/15/2042	1.871%	6,436,561	410,830
Federal Home Loan Mortgage Corp. REMIC(b),(h)
CMO Series 4999 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 06/25/2050	6.058%	15,453,843	3,362,243
Federal National Mortgage Association
09/01/2022- 09/01/2036	6.500%	2,237,706	2,616,337
11/01/2022- 07/01/2023	6.000%	59,113	61,928
04/01/2029- 09/01/2041	5.000%	23,699,652	27,088,239
04/01/2033- 04/01/2041	5.500%	1,457,815	1,691,824
11/01/2034- 07/01/2048	3.500%	78,128,672	84,176,207
03/01/2036- 08/01/2041	4.500%	15,188,588	16,898,196
02/01/2041- 01/01/2042	4.000%	14,880,433	16,329,911
11/01/2046- 11/01/2050	3.000%	136,098,901	144,658,668
10/01/2050- 05/01/2051	2.000%	212,392,928	215,434,461
10/01/2050	2.500%	21,165,832	22,028,422
CMO Series 2017-72 Class B
09/25/2047	3.000%	8,026,766	8,595,877
Federal National Mortgage Association(b),(h)
CMO Series 2005-74 Class NI
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 05/25/2035	5.988%	7,628,318	954,430
CMO Series 2007-54 Class DI
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2037	6.008%	6,744,468	1,381,587
CMO Series 2012-80 Class DS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 06/25/2039	6.558%	224,419	2,760
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	5.994%	2,919,295	250,808
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.058%	11,225,085	2,237,500
CMO Series 2016-101 Class SK
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2047	5.858%	21,309,634	5,158,696
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	5.758%	13,722,747	2,955,947
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	5.908%	19,348,333	4,215,907
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	5.908%	16,989,119	3,751,478
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.058%	13,549,972	3,325,029
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.750%	48,698,064	5,002,674
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	6.058%	10,262,265	2,474,817
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.958%	30,644,021	6,100,321

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Quality Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-57 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.958%	18,078,580	4,124,089
CMO Series 2019-77 Class SP
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2050	5.858%	22,333,400	4,543,418
CMO Series 2020-40 Class LS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.988%	20,467,188	5,689,272
Federal National Mortgage Association(g),(h)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	4,459,391	4
Federal National Mortgage Association(h)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	3,452,882	93,180
CMO Series 2012-129 Class IC
01/25/2041	3.500%	4,168,196	244,832
CMO Series 2012-133 Class EI
07/25/2031	3.500%	1,366,518	63,152
CMO Series 2012-134 Class AI
07/25/2040	3.500%	5,189,796	253,468
CMO Series 2012-144 Class HI
07/25/2042	3.500%	2,691,024	301,221
CMO Series 2013-1 Class AI
02/25/2043	3.500%	2,635,885	361,442
CMO Series 2013-1 Class BI
02/25/2040	3.500%	887,903	45,239
CMO Series 2013-16
01/25/2040	3.500%	4,317,213	285,582
CMO Series 2013-41 Class IY
05/25/2040	3.500%	3,814,669	157,911
CMO Series 2013-6 Class MI
02/25/2040	3.500%	2,932,263	133,814
CMO Series 2020-55 Class MI
08/25/2050	2.500%	25,186,366	4,256,209
CMO Series 2021-3 Class TI
02/25/2051	2.500%	34,593,733	6,138,748
CMO Series 417 Class C4
02/25/2043	3.500%	9,693,011	1,689,210
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association
12/15/2031- 02/15/2032	6.500%	162,352	183,298
01/15/2039- 08/20/2040	5.000%	6,708,431	7,678,165
04/20/2051- 05/20/2051	2.500%	86,888,654	90,106,685
Government National Mortgage Association(i)
04/20/2048	4.500%	16,618,733	17,906,786
Government National Mortgage Association(h)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	4,283,732	689,487
CMO Series 2012-129 Class AI
08/20/2037	3.000%	3,010,217	101,550
CMO Series 2014-131 Class EI
09/16/2039	4.000%	7,603,456	535,134
CMO Series 2015-175 Class AI
10/16/2038	3.500%	16,077,002	1,614,805
CMO Series 2019-129 Class AI
10/20/2049	3.500%	39,392,003	5,211,223
CMO Series 2019-158 Class PI
12/20/2049	3.500%	39,828,949	4,919,074
CMO Series 2020-104 Class IY
07/20/2050	3.000%	26,857,249	3,917,952
CMO Series 2020-129 Class YI
09/20/2050	2.500%	32,141,136	4,405,592
CMO Series 2020-138 Class JI
09/20/2050	2.500%	36,197,109	4,727,143
CMO Series 2020-175 Class KI
11/20/2050	2.500%	24,576,172	3,685,659
CMO Series 2020-185 Class KI
12/20/2050	2.500%	42,671,790	5,774,880
CMO Series 2020-188 Class KI
12/20/2050	2.500%	44,285,521	6,394,701
CMO Series 2020-191 Class TI
12/20/2050	2.500%	11,786,753	1,754,240
CMO Series 2020-191 Class UC
12/20/2050	4.000%	23,886,430	4,119,358
CMO Series 2021-1 Class IB
01/20/2051	2.500%	25,746,862	3,523,486
CMO Series 2021-27 Class IN
02/20/2051	2.500%	16,665,851	2,155,989
CMO Series 2021-67 Class GI
04/20/2051	3.000%	27,062,869	4,170,613
CMO Series 2021-8 Class IO
01/20/2051	3.000%	47,762,531	7,266,716

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-9 Class DI
01/20/2051	2.500%	24,238,892	3,565,425
CMO Series 2021-9 Class MI
01/20/2051	2.500%	29,620,021	3,971,162
Government National Mortgage Association(b),(h)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	6.099%	12,027,827	2,855,710
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.101%	10,980,657	2,684,238
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	6.101%	14,151,381	2,662,134
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.101%	10,997,689	1,913,937
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	6.051%	6,307,240	1,477,699
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	6.051%	14,333,736	2,421,131
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	6.101%	11,789,141	2,659,516
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	6.101%	7,935,845	1,692,788
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.101%	8,134,670	1,755,307
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.101%	11,928,226	2,717,443
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	6.101%	10,827,824	2,691,625
CMO Series 2019-119 Class GS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/20/2049	6.001%	16,179,398	1,779,457
CMO Series 2019-120 Class SA
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	3.301%	30,804,744	3,158,256
CMO Series 2019-21 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.951%	12,909,540	2,343,415
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.951%	10,531,448	2,523,491
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	6.001%	21,355,117	3,748,579
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	5.949%	19,148,097	5,189,462
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	6.001%	27,857,476	5,657,979
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	6.101%	20,912,008	4,146,011

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Quality Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-125 Class AS
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/20/2050	6.151%	25,933,201	6,065,594
Government National Mortgage Association TBA(f)
06/21/2051	2.000%	40,000,000	40,678,125
06/21/2051	3.000%	47,000,000	49,034,219
Uniform Mortgage-Backed Security TBA(f)
06/17/2036- 06/14/2051	3.000%	74,000,000	77,615,937
06/14/2051	2.500%	85,000,000	88,011,523
06/14/2051	3.500%	62,500,000	65,970,459
06/14/2051	4.000%	40,000,000	42,729,688
Total Residential Mortgage-Backed Securities - Agency (Cost $1,459,660,892)			1,479,022,617

Residential Mortgage-Backed Securities - Non-Agency 21.9%

Ajax Mortgage Loan Trust(a),(g)
CMO Series 2021-B Class A
06/25/2066	2.239%	7,599,726	7,594,985
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2018-2 Class M1
07/27/2048	4.343%	5,495,000	5,489,839
Bayview Koitere Fund Trust(a),(g)
CMO Series 2020-LT1 Class A1
06/28/2035	4.213%	3,549,435	3,567,885
Bayview Opportunity Master Fund IVa Trust(a),(g)
CMO Series 2020-RN2 Class A1
06/28/2035	4.424%	6,226,825	6,268,649
Bayview Opportunity Master Fund IVb Trust(a)
Subordinated CMO Series 2016-SPL2 Class B3
06/28/2053	5.500%	6,983,050	7,569,440
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.692%	775,172	775,167
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2028	1.942%	8,731,543	8,754,553
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.842%	10,000,000	10,007,116
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.692%	19,000,000	19,077,822
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-3A Class M1C
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.098%	6,299,000	6,298,998
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.592%	5,000,000	4,999,998
BVRT Financing Trust(a),(b),(e)
CMO Series 2020-CRT1 Class M3
1-month USD LIBOR + 4.000% 07/10/2032	4.095%	9,000,000	9,045,000
BVRT Financing Trust(a),(b)
CMO Series 2021-1F Class M1
30-day Average SOFR + 1.550% Floor 1.550% 03/15/2038	1.560%	2,854,327	2,854,564
CMO Series 2021-1F Class M2
30-day Average SOFR + 2.050% Floor 2.050% 03/15/2038	2.060%	6,800,000	6,800,608
BVRT Financing Trust(a),(b),(c),(e)
CMO Series 2021-2F Class M1
30-day Average SOFR + 1.550% Floor 1.550% 01/10/2032	1.566%	5,183,850	5,183,850
CMO Series 2021-CRT1 Class M1
1-month USD LIBOR + 1.750% Floor 1.750% 01/10/2033	1.845%	8,385,093	8,385,093
CMO Series 2021-CRT1 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 01/10/2033	2.345%	6,000,000	6,000,000
CMO Series 2021-CRT1 Class M3
1-month USD LIBOR + 2.750% Floor 3.000% 01/10/2033	3.000%	16,500,000	16,424,578
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.842%	13,000,000	13,056,010
CIM Trust(a),(g)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	2,873,474	2,880,688
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	7,194,080	7,191,263
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2009-11 Class 1A2
02/25/2037	2.369%	326,065	326,805

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-A Class B2
01/25/2035	5.503%	1,274,548	1,352,999
CMO Series 2014-C Class A
02/25/2054	3.250%	75,724	75,684
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	4,258,819	4,472,727
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.242%	4,561,472	4,498,521
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% Floor 2.050% 01/25/2040	2.142%	7,366,875	7,400,367
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2014-2R Class 17A2
04/27/2037	2.677%	427,918	424,181
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.892%	5,233,613	5,237,026
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN3 Class M3
1-month USD LIBOR + 4.000% 08/25/2024	4.092%	3,913,188	3,997,857
FMC GMSR Issuer Trust(a),(g)
CMO Series 2019-GT1 Class A
05/25/2024	5.070%	11,500,000	11,597,193
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN4 Class M3
1-month USD LIBOR + 4.550% 10/25/2024	4.642%	5,432,467	5,558,310
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	2.610%	12,200,000	12,409,606
GCAT LLC(a),(e),(g)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	6,966,593	6,966,593
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	1.992%	4,257,369	4,257,381
Glebe Funding Trust (The)(a)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	11,609,381	11,609,381
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(f),(h)
CMO Series 5578 Class AI
12/15/2050	3.500%	25,978,973	3,466,569
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	8,000,000	7,945,444
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class M1
11/25/2058	4.747%	13,570,000	13,746,151
Homeward Opportunities Fund I Trust(a),(g)
CMO Series 2019-3 Class M1
11/25/2059	3.518%	6,172,000	6,317,042
L1C LLC(a)
CMO Series 2020-1 Class NOTE
08/25/2051	5.290%	4,000,000	4,021,921
Legacy Mortgage Asset Trust(a),(g)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	5,332,163	5,328,174
LVII Trust(a),(c),(e),(g)
CMO Series 2020-1 Class M1
05/25/2060	4.650%	7,251,000	7,280,457
Mortgage Acquisition Trust I LLC(a)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	8,000,000	8,000,000
MRA Issuance Trust(a),(b),(c),(e)
CMO Series 2021-EBO4 Class A1X
1-month USD LIBOR + 1.750% Floor 1.750% 02/16/2022	1.860%	7,000,000	7,000,000
New Residential Mortgage LLC(a)
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	2,639,421	2,639,552
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	1,083,552	1,083,188
New Residential Mortgage Loan Trust(a),(g),(h)
CMO Series 2014-1A Class AIO
01/25/2054	2.320%	13,401,651	694,646
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.042%	5,500,000	5,526,250
OMSR(a)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	11,494,990	11,551,563
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.090%	5,912,703	5,857,126

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Quality Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.840%	3,861,024	3,813,413
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.942%	26,500,000	26,470,890
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.742%	26,500,000	26,429,907
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2021-3 Class A1
04/25/2026	1.867%	7,946,368	7,946,852
Preston Ridge Partners Mortgage Trust(a),(g)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	11,666,331	11,663,129
PRPM LLC(a),(g)
CMO Series 2020-1A Class A1
02/25/2025	2.981%	19,390,345	19,574,914
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	1.842%	5,000,000	5,007,212
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 02/25/2030	1.542%	7,400,000	7,389,407
RBSSP Resecuritization Trust(a),(g)
CMO Series 2012-1 Class 5A2
12/27/2035	2.975%	847,910	846,554
Stonnington Mortgage Trust(a),(e),(g)
CMO Series 2020-1 Class A
07/28/2024	5.500%	5,332,788	5,332,788
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	3,575,448	3,584,859
CMO Series 2019-1 Class A1
03/25/2022	4.458%	7,400,620	7,425,974
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 3.000% Floor 3.000% 10/25/2030	3.106%	2,038,904	2,052,581
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 3.000% Floor 3.000% 08/25/2033	3.106%	15,000,000	15,131,790
CMO Series 2021-2 Class M1B
1-month USD LIBOR + 2.600% Floor 2.600% 10/25/2033	2.692%	10,000,000	10,064,347
Vendee Mortgage Trust(g),(h)
CMO Series 1998-1 Class 2IO
03/15/2028	0.000%	684,861	1
CMO Series 1998-3 Class IO
03/15/2029	0.000%	752,234	10
Verus Securitization Trust(a),(g)
CMO Series 2019-3 Class M1
07/25/2059	3.139%	4,495,000	4,569,122
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,700,000	6,892,970
Visio Trust(a)
CMO Series 2021-1R Class A3
05/25/2056	1.688%	4,273,932	4,278,729
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $488,614,000)			497,344,269

Options Purchased Puts 1.7%
Value ($)
(Cost $13,368,350)	37,895,547

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(j),(k)	72,275,337	72,268,110
Total Money Market Funds (Cost $72,268,110)		72,268,110
Total Investments in Securities (Cost: $2,589,312,409)		2,645,235,499
Other Assets & Liabilities, Net		(371,686,482)
Net Assets		2,273,549,017

At May 31, 2021, securities and/or cash totaling $21,087,374 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
May 31, 2021
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	5,611	09/2021	USD	740,301,313	2,140,776	—
U.S. Treasury 5-Year Note	594	09/2021	USD	73,567,828	139,282	—
Total					2,280,058	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(19)	09/2021	USD	(2,974,094)	—	(16,370)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000,000	100,000,000	1.00	09/30/2021	1,740,000	6,151,690
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	250,000,000	250,000,000	1.25	11/16/2021	3,500,000	11,067,475
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	120,000,000	120,000,000	1.25	12/03/2021	1,860,000	5,507,580
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	290,000,000	290,000,000	1.25	01/05/2022	4,959,000	14,067,813
5-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	124,700,000	124,700,000	1.50	05/20/2022	1,309,350	1,100,989
Total							13,368,350	37,895,547

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(75,000,000)	(75,000,000)	1.70	10/01/2021	(1,036,875)	(1,421,085)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(100,000,000)	(100,000,000)	2.20	03/17/2022	(1,870,000)	(1,041,980)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.635%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	03/18/2031	USD	113,000,000	(1,073,367)	—	—	—	(1,073,367)

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Quality Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.443	USD	10,000,000	(1,125,000)	3,333	—	(1,914,481)	792,814	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.443	USD	10,000,000	(1,125,000)	3,333	—	(1,248,720)	127,053	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.443	USD	10,000,000	(1,125,000)	3,334	—	(1,765,326)	643,660	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	3.997	USD	2,400,000	(131,250)	800	—	(367,086)	236,636	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	20,000,000	(2,250,000)	6,667	—	(3,861,406)	1,618,073	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	5,000,000	(562,500)	1,667	—	(1,159,450)	598,617	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	10,000,000	(1,125,000)	3,333	—	(1,624,617)	502,950	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	5,000,000	(562,500)	1,667	—	(840,605)	279,772	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	3.997	USD	16,000,000	(875,000)	5,333	—	(3,154,190)	2,284,523	—
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	12.867	USD	5,000,000	(1,002,344)	1,667	—	(284,960)	—	(715,717)
Total								(9,883,594)	31,134	—	(16,220,841)	7,084,098	(715,717)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month USD LIBOR	London Interbank Offered Rate	0.131%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2021, the total value of these securities amounted to $973,774,189, which represents 42.83% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2021.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2021, the total value of these securities amounted to $67,982,292, which represents 2.99% of total net assets.
(d)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of May 31, 2021 and is not reflective of the cash flow payments.
(e)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
May 31, 2021
Notes to Portfolio of Investments  (continued)
(f)	Represents a security purchased on a when-issued basis.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2021.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2021.
(k)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.042%
	100,579,498	983,152,649	(1,011,465,026)	989	72,268,110	(14,893)	81,112	72,275,337
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Quality Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	244,734,689	17,708,314	262,443,003
Commercial Mortgage-Backed Securities - Agency	—	69,252,289	—	69,252,289
Commercial Mortgage-Backed Securities - Non-Agency	—	227,009,664	—	227,009,664
Residential Mortgage-Backed Securities - Agency	—	1,479,022,617	—	1,479,022,617
Residential Mortgage-Backed Securities - Non-Agency	—	425,725,910	71,618,359	497,344,269
Options Purchased Puts	—	37,895,547	—	37,895,547
Money Market Funds	72,268,110	—	—	72,268,110
Total Investments in Securities	72,268,110	2,483,640,716	89,326,673	2,645,235,499
Investments in Derivatives
Asset
Futures Contracts	2,280,058	—	—	2,280,058
Swap Contracts	—	7,084,098	—	7,084,098
Liability
Futures Contracts	(16,370)	—	—	(16,370)
Options Contracts Written	—	(2,463,065)	—	(2,463,065)
Swap Contracts	—	(1,789,084)	—	(1,789,084)
Total	74,531,798	2,486,472,665	89,326,673	2,650,331,136
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2021 ($)
Asset-Backed Securities — Non-Agency	1,590,758	(2,788,139)	—	1,304,590	19,207,931	(1,606,826)	—	—	17,708,314
Residential Mortgage-Backed Securities — Non-Agency	29,510,702	(1,216)	3	67,281	77,683,967	(6,131,676)	—	(29,510,702)	71,618,359
Total	31,101,460	(2,789,355)	3	1,371,871	96,891,898	(7,738,502)	—	(29,510,702)	89,326,673
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2021 was $1,412,377, which is comprised of Asset-Backed Securities — Non-Agency of $1,345,096 and Residential Mortgage-Backed Securities — Non-Agency of $67,281.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage-backed securities and asset-backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2021	21

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,503,675,949)	$2,535,071,842
Affiliated issuers (cost $72,268,110)	72,268,110
Options purchased (cost $13,368,350)	37,895,547
Cash	222,900
Cash collateral held at broker for:
Swap contracts	3,775,000
TBA	45,000
Margin deposits on:
Swap contracts	5,786,882
Unrealized appreciation on swap contracts	7,084,098
Receivable for:
Investments sold	390,619
Capital shares sold	6,367,101
Dividends	4,122
Interest	6,316,194
Variation margin for futures contracts	913,844
Prepaid expenses	25,593
Total assets	2,676,166,852
Liabilities
Option contracts written, at value (premiums received $2,906,875)	2,463,065
Unrealized depreciation on swap contracts	715,717
Upfront receipts on swap contracts	16,220,841
Payable for:
Investments purchased on a delayed delivery basis	376,391,566
Capital shares purchased	1,799,777
Distributions to shareholders	4,433,484
Variation margin for futures contracts	6,531
Variation margin for swap contracts	182,967
Management services fees	30,136
Distribution and/or service fees	3,494
Transfer agent fees	126,351
Compensation of board members	196,262
Other expenses	47,644
Total liabilities	402,617,835
Net assets applicable to outstanding capital stock	$2,273,549,017
Represented by
Paid in capital	2,234,084,059
Total distributable earnings (loss)	39,464,958
Total - representing net assets applicable to outstanding capital stock	$2,273,549,017
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Quality Income Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
May 31, 2021
Class A
Net assets	$429,196,430
Shares outstanding	18,778,673
Net asset value per share	$22.86
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$23.57
Advisor Class
Net assets	$62,560,382
Shares outstanding	2,739,085
Net asset value per share	$22.84
Class C
Net assets	$17,853,988
Shares outstanding	779,815
Net asset value per share	$22.90
Institutional Class
Net assets	$519,576,873
Shares outstanding	22,749,761
Net asset value per share	$22.84
Institutional 2 Class
Net assets	$41,072,607
Shares outstanding	1,798,072
Net asset value per share	$22.84
Institutional 3 Class
Net assets	$1,197,806,827
Shares outstanding	52,654,107
Net asset value per share	$22.75
Class R
Net assets	$5,481,910
Shares outstanding	240,057
Net asset value per share	$22.84
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2021	23

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$81,112
Interest	68,298,826
Total income	68,379,938
Expenses:
Management services fees	9,340,388
Distribution and/or service fees
Class A	1,079,176
Class C	205,759
Class R	17,504
Transfer agent fees
Class A	617,363
Advisor Class	107,034
Class C	29,470
Institutional Class	715,736
Institutional 2 Class	17,112
Institutional 3 Class	54,359
Class R	4,986
Compensation of board members	96,655
Custodian fees	32,783
Printing and postage fees	59,022
Registration fees	130,645
Audit fees	49,500
Legal fees	25,932
Interest on collateral	12,533
Compensation of chief compliance officer	367
Other	86,533
Total expenses	12,682,857
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(97,217)
Fees waived by transfer agent
Institutional 2 Class	(2,454)
Expense reduction	(3,853)
Total net expenses	12,579,333
Net investment income	55,800,605
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	114,195
Investments — affiliated issuers	(14,893)
Futures contracts	(4,305,277)
Options purchased	(5,165,500)
Swap contracts	7,672,368
Net realized loss	(1,699,107)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	48,966,283
Investments — affiliated issuers	989
Futures contracts	1,916,259
Options purchased	27,352,563
Options contracts written	443,810
Swap contracts	3,158,279
Net change in unrealized appreciation (depreciation)	81,838,183
Net realized and unrealized gain	80,139,076
Net increase in net assets resulting from operations	$135,939,681
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Quality Income Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income	$55,800,605	$54,959,974
Net realized gain (loss)	(1,699,107)	37,142,003
Net change in unrealized appreciation (depreciation)	81,838,183	(31,142,662)
Net increase in net assets resulting from operations	135,939,681	60,959,315
Distributions to shareholders
Net investment income and net realized gains
Class A	(18,081,025)	(10,743,259)
Advisor Class	(3,171,493)	(2,723,593)
Class C	(717,869)	(365,541)
Institutional Class	(21,900,714)	(15,728,948)
Institutional 2 Class	(1,255,822)	(994,596)
Institutional 3 Class	(37,976,478)	(20,779,403)
Class R	(130,489)	(44,601)
Total distributions to shareholders	(83,233,890)	(51,379,941)
Increase (decrease) in net assets from capital stock activity	392,989,884	(83,713,914)
Total increase (decrease) in net assets	445,695,675	(74,134,540)
Net assets at beginning of year	1,827,853,342	1,901,987,882
Net assets at end of year	$2,273,549,017	$1,827,853,342
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2021	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,903,794	88,795,239	3,960,388	88,079,072
Distributions reinvested	609,815	13,861,629	349,551	7,771,342
Redemptions	(4,700,240)	(107,063,384)	(5,877,968)	(130,338,689)
Net decrease	(186,631)	(4,406,516)	(1,568,029)	(34,488,275)
Advisor Class
Subscriptions	1,403,471	31,920,710	3,699,608	81,860,036
Distributions reinvested	131,912	2,995,918	98,135	2,178,983
Redemptions	(3,291,324)	(74,726,592)	(3,408,391)	(75,547,739)
Net increase (decrease)	(1,755,941)	(39,809,964)	389,352	8,491,280
Class C
Subscriptions	226,003	5,150,971	244,339	5,420,580
Distributions reinvested	30,978	704,845	15,633	348,001
Redemptions	(441,693)	(10,085,777)	(325,038)	(7,231,271)
Net decrease	(184,712)	(4,229,961)	(65,066)	(1,462,690)
Institutional Class
Subscriptions	6,670,209	152,108,757	8,115,399	180,116,655
Distributions reinvested	735,037	16,698,614	543,263	12,070,688
Redemptions	(8,184,795)	(186,157,261)	(12,436,116)	(276,224,649)
Net decrease	(779,549)	(17,349,890)	(3,777,454)	(84,037,306)
Institutional 2 Class
Subscriptions	1,331,138	30,417,198	569,679	12,688,994
Distributions reinvested	55,151	1,253,506	44,637	992,064
Redemptions	(975,709)	(22,203,357)	(928,524)	(20,672,675)
Net increase (decrease)	410,580	9,467,347	(314,208)	(6,991,617)
Institutional 3 Class
Subscriptions	23,896,804	542,978,006	14,812,735	326,731,526
Distributions reinvested	1,551,666	35,133,510	897,869	19,880,834
Redemptions	(5,824,082)	(131,489,259)	(14,165,666)	(313,100,622)
Net increase	19,624,388	446,622,257	1,544,938	33,511,738
Class R
Subscriptions	170,026	3,886,514	80,702	1,799,356
Distributions reinvested	5,689	129,272	2,000	44,383
Redemptions	(57,871)	(1,319,175)	(26,338)	(580,783)
Net increase	117,844	2,696,611	56,364	1,262,956
Total net increase (decrease)	17,245,979	392,989,884	(3,734,103)	(83,713,914)

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Quality Income Fund | Annual Report 2021

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Columbia Quality Income Fund | Annual Report 2021	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Year Ended 5/31/2021	$22.20	0.61	1.00	1.61	(0.68)	(0.27)	(0.95)
Year Ended 5/31/2020	$22.10	0.56	0.06	0.62	(0.52)	—	(0.52)
Year Ended 5/31/2019	$21.35	0.64	0.63	1.27	(0.52)	—	(0.52)
Year Ended 5/31/2018	$21.94	0.56	(0.55)	0.01	(0.60)	—	(0.60)
Year Ended 5/31/2017	$21.91	0.52	0.07	0.59	(0.44)	(0.12)	(0.56)
Advisor Class(c)
Year Ended 5/31/2021	$22.19	0.67	0.99	1.66	(0.74)	(0.27)	(1.01)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.34	0.68	0.67	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.92	0.60	(0.50)	0.10	(0.68)	—	(0.68)
Year Ended 5/31/2017	$21.90	0.56	0.06	0.62	(0.48)	(0.12)	(0.60)
Class C(c)
Year Ended 5/31/2021	$22.24	0.44	1.00	1.44	(0.51)	(0.27)	(0.78)
Year Ended 5/31/2020	$22.14	0.40	0.06	0.46	(0.36)	—	(0.36)
Year Ended 5/31/2019	$21.39	0.48	0.63	1.11	(0.36)	—	(0.36)
Year Ended 5/31/2018	$21.97	0.40	(0.54)	(0.14)	(0.44)	—	(0.44)
Year Ended 5/31/2017	$21.95	0.36	0.06	0.42	(0.28)	(0.12)	(0.40)
Institutional Class(c)
Year Ended 5/31/2021	$22.19	0.66	1.00	1.66	(0.74)	(0.27)	(1.01)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.34	0.68	0.67	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.92	0.60	(0.50)	0.10	(0.68)	—	(0.68)
Year Ended 5/31/2017	$21.89	0.56	0.07	0.63	(0.48)	(0.12)	(0.60)
Institutional 2 Class(c)
Year Ended 5/31/2021	$22.19	0.68	1.00	1.68	(0.76)	(0.27)	(1.03)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.35	0.72	0.62	1.34	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.93	0.64	(0.54)	0.10	(0.68)	—	(0.68)
Year Ended 5/31/2017	$21.90	0.60	0.07	0.67	(0.52)	(0.12)	(0.64)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Quality Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 5/31/2021	$22.86	7.36%	0.91%(d)	0.90%(d),(e)	2.69%	319%	$429,196
Year Ended 5/31/2020	$22.20	2.81%	0.92%(d)	0.90%(d),(e)	2.61%	326%	$421,105
Year Ended 5/31/2019	$22.10	6.12%	0.93%(d)	0.92%(d),(e)	2.96%	302%	$453,821
Year Ended 5/31/2018	$21.35	0.22%	0.93%	0.91%(e)	2.58%	311%	$494,616
Year Ended 5/31/2017	$21.94	2.56%	0.91%(f)	0.88%(e),(f)	2.32%	338%	$559,807
Advisor Class(c)
Year Ended 5/31/2021	$22.84	7.53%	0.66%(d)	0.65%(d),(e)	2.94%	319%	$62,560
Year Ended 5/31/2020	$22.19	3.25%	0.67%(d)	0.65%(d),(e)	2.87%	326%	$99,749
Year Ended 5/31/2019	$22.09	6.21%	0.68%(d)	0.67%(d),(e)	3.22%	302%	$90,690
Year Ended 5/31/2018	$21.34	0.48%	0.67%	0.67%(e)	2.83%	311%	$85,695
Year Ended 5/31/2017	$21.92	3.01%	0.66%(f)	0.63%(e),(f)	2.64%	338%	$80,482
Class C(c)
Year Ended 5/31/2021	$22.90	6.54%	1.66%(d)	1.65%(d),(e)	1.94%	319%	$17,854
Year Ended 5/31/2020	$22.24	2.23%	1.67%(d)	1.66%(d),(e)	1.86%	326%	$21,452
Year Ended 5/31/2019	$22.14	5.14%	1.68%(d)	1.67%(d),(e)	2.20%	302%	$22,792
Year Ended 5/31/2018	$21.39	(0.53%)	1.67%	1.66%(e)	1.84%	311%	$29,850
Year Ended 5/31/2017	$21.97	1.80%	1.66%(f)	1.63%(e),(f)	1.58%	338%	$45,314
Institutional Class(c)
Year Ended 5/31/2021	$22.84	7.53%	0.66%(d)	0.65%(d),(e)	2.93%	319%	$519,577
Year Ended 5/31/2020	$22.19	3.25%	0.67%(d)	0.65%(d),(e)	2.86%	326%	$522,050
Year Ended 5/31/2019	$22.09	6.41%	0.68%(d)	0.67%(d),(e)	3.23%	302%	$603,089
Year Ended 5/31/2018	$21.34	0.29%	0.67%	0.66%(e)	2.83%	311%	$534,970
Year Ended 5/31/2017	$21.92	3.01%	0.66%(f)	0.63%(e),(f)	2.60%	338%	$619,001
Institutional 2 Class(c)
Year Ended 5/31/2021	$22.84	7.62%	0.57%(d)	0.56%(d)	2.99%	319%	$41,073
Year Ended 5/31/2020	$22.19	3.35%	0.58%(d)	0.56%(d)	2.96%	326%	$30,795
Year Ended 5/31/2019	$22.09	6.32%	0.58%(d)	0.56%(d)	3.34%	302%	$37,589
Year Ended 5/31/2018	$21.35	0.58%	0.57%	0.57%	2.91%	311%	$34,203
Year Ended 5/31/2017	$21.93	2.90%	0.55%(f)	0.54%(f)	2.70%	338%	$25,782
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2021	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class(c)
Year Ended 5/31/2021	$22.10	0.69	0.99	1.68	(0.76)	(0.27)	(1.03)
Year Ended 5/31/2020	$22.00	0.68	0.06	0.74	(0.64)	—	(0.64)
Year Ended 5/31/2019	$21.25	0.72	0.63	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.83	0.64	(0.54)	0.10	(0.68)	—	(0.68)
Year Ended 5/31/2017	$21.79	0.68	0.00(g)	0.68	(0.52)	(0.12)	(0.64)
Class R(c)
Year Ended 5/31/2021	$22.18	0.54	1.01	1.55	(0.62)	(0.27)	(0.89)
Year Ended 5/31/2020	$22.08	0.52	0.06	0.58	(0.48)	—	(0.48)
Year Ended 5/31/2019	$21.33	0.60	0.63	1.23	(0.48)	—	(0.48)
Year Ended 5/31/2018	$21.92	0.52	(0.55)	(0.03)	(0.56)	—	(0.56)
Year Ended 5/31/2017	$21.89	0.56	(0.05)(h)	0.51	(0.36)	(0.12)	(0.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2021	5/31/2020	5/31/2019
Class A	less than 0.01%	0.01%	less than 0.01%
Advisor Class	less than 0.01%	0.01%	less than 0.01%
Class C	less than 0.01%	0.01%	less than 0.01%
Institutional Class	less than 0.01%	0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	0.01%	less than 0.01%
Institutional 3 Class	less than 0.01%	0.01%	less than 0.01%
Class R	less than 0.01%	0.01%	less than 0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.01%

(g)	Rounds to zero.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Quality Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Year Ended 5/31/2021	$22.75	7.64%	0.52%(d)	0.52%(d)	3.05%	319%	$1,197,807
Year Ended 5/31/2020	$22.10	3.40%	0.53%(d)	0.51%(d)	3.01%	326%	$729,991
Year Ended 5/31/2019	$22.00	6.58%	0.52%(d)	0.51%(d)	3.37%	302%	$692,552
Year Ended 5/31/2018	$21.25	0.43%	0.52%	0.52%	2.98%	311%	$765,037
Year Ended 5/31/2017	$21.83	3.16%	0.51%(f)	0.51%(f)	3.13%	338%	$784,343
Class R(c)
Year Ended 5/31/2021	$22.84	7.00%	1.16%(d)	1.15%(d),(e)	2.40%	319%	$5,482
Year Ended 5/31/2020	$22.18	2.74%	1.17%(d)	1.15%(d),(e)	2.36%	326%	$2,711
Year Ended 5/31/2019	$22.08	5.87%	1.19%(d)	1.17%(d),(e)	2.76%	302%	$1,454
Year Ended 5/31/2018	$21.33	(0.21%)	1.17%	1.16%(e)	2.34%	311%	$735
Year Ended 5/31/2017	$21.92	2.50%	1.17%(f)	1.14%(e),(f)	2.58%	338%	$984
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2021	31

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Columbia Quality Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance,
32	Columbia Quality Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in
Columbia Quality Income Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
May 31, 2021
the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
34	Columbia Quality Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Columbia Quality Income Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
May 31, 2021
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
36	Columbia Quality Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings and to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	7,084,098*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,280,058*
Interest rate risk	Investments, at value — Options purchased	37,895,547
Total		47,259,703

Columbia Quality Income Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
May 31, 2021
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	715,717*
Credit risk	Upfront receipts on swap contracts	16,220,841
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	16,370*
Interest rate risk	Options contracts written, at value	2,463,065
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,073,367*
Total		20,489,360

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category		Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk		—	—	7,672,380	7,672,380
Interest rate risk		(4,305,277)	(5,165,500)	(12)	(9,470,789)
Total		(4,305,277)	(5,165,500)	7,672,368	(1,798,409)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	4,231,646	4,231,646
Interest rate risk	1,916,259	443,810	27,352,563	(1,073,367)	28,639,265
Total	1,916,259	443,810	27,352,563	3,158,279	32,870,911
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	391,674,165*
Futures contracts — short	3,209,211*
Credit default swap contracts — buy protection	476,374**
Credit default swap contracts — sell protection	84,050,000*

Derivative instrument	Average value ($)
Options contracts — purchased	21,372,895*
Options contracts — written	(515,279)**

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Interest rate swap contracts	68,927	(78,928)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2021.
38	Columbia Quality Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity.
Columbia Quality Income Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
May 31, 2021
These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2021:
	Citi ($) (a)	Citi ($) (a)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Total ($)
Assets
Options purchased puts	22,726,745	-	-	15,168,802	-	37,895,547
OTC credit default swap contracts (b)	-	919,867	880,296	5,283,935	-	7,084,098
Total assets	22,726,745	919,867	880,296	20,452,737	-	44,979,645
Liabilities
Centrally cleared interest rate swap contracts (c)	-	-	-	-	182,967	182,967
Options contracts written	1,041,980	-	-	1,421,085	-	2,463,065
OTC credit default swap contracts (b)	-	3,163,201	2,132,412	11,640,945	-	16,936,558
Total liabilities	1,041,980	3,163,201	2,132,412	13,062,030	182,967	19,582,590
Total financial and derivative net assets	21,684,765	(2,243,334)	(1,252,116)	7,390,707	(182,967)	25,397,055
Total collateral received (pledged) (d)	21,684,765	(2,243,334)	(1,252,116)	7,390,707	(182,967)	25,397,055
Net amount (e)	-	-	-	-	-	-

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
40	Columbia Quality Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Quality Income Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
May 31, 2021
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through September 30, 2021, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $3,853.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $461,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
42	Columbia Quality Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	171,705
Class C	—	1.00(b)	2,578

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	0.91%	0.91%
Advisor Class	0.66	0.66
Class C	1.66	1.66
Institutional Class	0.66	0.66
Institutional 2 Class	0.56	0.55
Institutional 3 Class	0.52	0.51
Class R	1.16	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitments, effective through September 30, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Quality Income Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
May 31, 2021
At May 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, post-October capital losses, distributions, swap investments, principal and/or interest of fixed income securities, distribution reclassifications, non-deductible expenses, investments in partnerships and excess distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
32,233	301,787	(334,020)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
82,983,307	250,583	83,233,890	51,379,941	—	51,379,941
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	—	51,542,981
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,582,567,314	66,170,932	(14,627,951)	51,542,981
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2021, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2021.
Late year ordinary losses ($)	Post-October capital losses ($)
—	7,450,785
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
44	Columbia Quality Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,667,249,286 and $7,455,033,812, respectively, for the year ended May 31, 2021, of which $7,150,987,771 and $7,011,837,291, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Columbia Quality Income Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
May 31, 2021
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
46	Columbia Quality Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or
Columbia Quality Income Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
May 31, 2021
non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2021, one unaffiliated shareholder of record owned 12.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
48	Columbia Quality Income Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Quality Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Quality Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Quality Income Fund | Annual Report 2021	49

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Section 163(j) Interest Dividends
71.23%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
50	Columbia Quality Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Quality Income Fund | Annual Report 2021	51

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
52	Columbia Quality Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Quality Income Fund | Annual Report 2021	53

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
54	Columbia Quality Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Columbia Quality Income Fund | Annual Report 2021	55

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
56	Columbia Quality Income Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Quality Income Fund | Annual Report 2021	57

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Columbia Quality Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN236_05_L01_(07/21)

Annual Report
May 31, 2021
Columbia High Yield Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia High Yield Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	12.35	6.07	5.78
	Including sales charges		7.00	5.05	5.27
Advisor Class		12/11/06	12.89	6.31	5.96
Class C	Excluding sales charges	06/26/00	11.66	5.23	5.02
	Including sales charges		10.66	5.23	5.02
Institutional Class		09/27/10	12.54	6.31	6.07
Institutional 2 Class		12/11/06	12.74	6.34	6.10
Institutional 3 Class*		11/08/12	12.99	6.43	6.14
Class R		12/11/06	12.05	5.80	5.51
ICE BofA U.S. Cash Pay High Yield Constrained Index			14.95	7.19	6.22
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia High Yield Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2011 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2021)
Convertible Bonds	0.2
Corporate Bonds & Notes	93.9
Exchange-Traded Fixed Income Funds	1.1
Foreign Government Obligations	0.3
Money Market Funds	2.8
Senior Loans	1.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2021)
BBB rating	1.3
BB rating	43.0
B rating	40.3
CCC rating	15.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia High Yield Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period ended May 31, 2021, the Fund’s Class A shares returned 12.35% excluding sales charges. The Fund underperformed its benchmark, the ICE BofA U.S. Cash Pay High Yield Constrained Index, which returned 14.95%. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
During the past 12 months, the high-yield bond market benefited from ongoing market stabilization following the dramatic sell-off that occurred in March 2020 due to the onset of COVID-19 worldwide. Lower quality issuers outperformed over the 12-month period, with high-yield bonds rated BB, B and CCC returning 12.11%, 13.38% and 32.61%, respectively. The November 2020 announcement of favorable COVID-19 vaccination results and the successful U.S. vaccine rollout that eventually resulted in broad reopening activity boosted returns for high-yield bonds. High yield was also supported by two additional U.S. stimulus agreements, as well as by continued policy accommodation from the U.S. Federal Reserve. However, medium- and longer- term interest rate increases represented a modest headwind during the second half of the period. Full Democratic control of the legislative and executive branches following the U.S. election resulted in additional fiscal stimulus, and increased the prospects for a sizeable infrastructure bill. In conjunction with already historic fiscal stimulus and broad reopening activity, these circumstances drove the 10-year U.S. Treasury yield 0.94% higher over the period, to 1.60%, weighing on the performance of high-yield bonds.
Given the energy sector’s large proportional size within the U.S. high-yield market, oil prices contributed meaningfully to the performance of high-yield bonds. Driven by OPEC+ production management and normalizing demand, oil prices ended the period approximately 87% higher at $66.32 per barrel. As a result, the energy sector was a strong outperformer over the period, returning more than 28%. Other outperforming sectors were largely those that had been more directly impacted by the global pandemic and had subsequently begun to rebound, such as transportation, automotive, leisure and retail. Elsewhere, more stable and defensive sectors such as utilities, media, telecommunications and health care underperformed. Additionally, in light of elevated high-yield defaults during the March-May 2020 period (which removed a number of weaker issuers from the market), as well as ample access to capital markets for many high-yield issuers, default activity moderated during the 12-month period. Lastly, the technical (supply/demand) environment for high yield was mixed during the 12 months ended May 31. The asset class saw strong retail inflows over the second half of 2020, but those flows turned negative in 2021 on heightened interest rate concerns and tighter valuations. New issue activity was elevated but manageable over the period given the market’s continued focus on refinancing.
The Fund’s notable detractors during the period
•	The Fund’s industry allocation and security selection detracted from returns during the 12-month period.
•	Overweight allocations to more stable and defensive sectors such as electric-generation and cable were notable detractors. While these sectors exhibited positive total returns, they did not keep pace with the market rally.
•	The Fund’s security selection within bonds rated CCC detracted during the period, given the ratings category’s strong returns, particularly for distressed issuers. The Fund’s overweight allocation to CCC bonds only partially offset the Fund’s defensive issue selection within the category.
The Fund’s notable contributors during the period
•	The most notable positive contribution to performance during the Fund’s most recent fiscal year came from security selection within the energy-exploration & production segment.
○	The Fund largely avoided the elevated default activity within the sector, while also maintaining overweight allocations to certain stressed issuers whose bond prices recovered along with commodity prices.
○	An overweight to this sector also was additive.
•	Security selection was beneficial within the support-services segment, driven by the Fund’s overweight to select home security, car rental, ride sharing and equipment rental companies.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in
Columbia High Yield Bond Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia High Yield Bond Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,032.40	1,019.62	4.98	4.95	1.00
Advisor Class	1,000.00	1,000.00	1,033.60	1,020.84	3.74	3.72	0.75
Class C	1,000.00	1,000.00	1,028.60	1,015.99	8.66	8.60	1.74
Institutional Class	1,000.00	1,000.00	1,033.70	1,020.84	3.74	3.72	0.75
Institutional 2 Class	1,000.00	1,000.00	1,034.10	1,021.23	3.34	3.32	0.67
Institutional 3 Class	1,000.00	1,000.00	1,034.30	1,021.43	3.14	3.12	0.63
Class R	1,000.00	1,000.00	1,032.00	1,018.39	6.23	6.19	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Bond Fund | Annual Report 2021	7

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Convertible Bonds 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.2%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	3,330,000	3,436,560
Total Convertible Bonds (Cost $3,136,438)			3,436,560

Corporate Bonds & Notes 94.1%

Aerospace & Defense 2.2%
Bombardier, Inc.(a)
10/15/2022	6.000%	1,632,000	1,633,865
03/15/2025	7.500%	1,575,000	1,587,498
04/15/2027	7.875%	4,372,000	4,437,584
TransDigm UK Holdings PLC
05/15/2026	6.875%	1,017,000	1,072,942
TransDigm, Inc.(a)
12/15/2025	8.000%	2,829,000	3,059,985
03/15/2026	6.250%	13,164,000	13,904,848
01/15/2029	4.625%	1,356,000	1,339,200
05/01/2029	4.875%	4,841,000	4,796,865
TransDigm, Inc.
06/15/2026	6.375%	8,153,000	8,441,379
11/15/2027	5.500%	191,000	198,283
Total			40,472,449
Airlines 2.5%
American Airlines, Inc.(a)
07/15/2025	11.750%	3,096,000	3,887,230
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	8,605,000	9,089,312
04/20/2029	5.750%	710,603	760,313
Delta Air Lines, Inc.(a)
05/01/2025	7.000%	2,397,000	2,788,675
Delta Air Lines, Inc.
01/15/2026	7.375%	650,000	764,367
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	4,940,000	5,330,370
10/20/2028	4.750%	5,531,000	6,041,964
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	4,356,529	4,628,981
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	7,024,858	7,711,488
United Airlines, Inc.(a)
04/15/2026	4.375%	1,978,000	2,050,291
04/15/2029	4.625%	2,213,000	2,291,877
Total			45,344,868
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 4.3%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	3,835,000	3,956,601
04/01/2027	6.500%	203,000	215,569
Clarios Global LP(a)
05/15/2025	6.750%	2,522,000	2,702,669
Ford Motor Co.
04/21/2023	8.500%	1,063,000	1,186,921
04/22/2025	9.000%	2,305,000	2,816,029
04/22/2030	9.625%	319,000	444,970
01/15/2043	4.750%	4,357,000	4,409,074
Ford Motor Credit Co. LLC
10/12/2021	3.813%	3,720,000	3,754,683
03/18/2024	5.584%	8,288,000	9,046,831
11/01/2024	4.063%	1,261,000	1,332,198
06/16/2025	5.125%	1,781,000	1,949,897
11/13/2025	3.375%	4,360,000	4,469,000
01/08/2026	4.389%	2,745,000	2,917,243
08/17/2027	4.125%	5,119,000	5,364,186
02/16/2028	2.900%	2,325,000	2,268,271
11/13/2030	4.000%	3,180,000	3,248,776
Goodyear Tire & Rubber Co. (The)(a)
07/15/2029	5.000%	3,328,000	3,397,102
IAA Spinco, Inc.(a)
06/15/2027	5.500%	781,000	820,392
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	9,835,000	10,046,390
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	4,347,000	4,728,177
Real Hero Merger Sub 2, Inc.(a)
02/01/2029	6.250%	4,043,000	4,175,634
Tenneco, Inc.(a)
01/15/2029	7.875%	3,762,000	4,216,565
Total			77,467,178
Brokerage/Asset Managers/Exchanges 1.2%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	1,012,000	1,128,103
AG Issuer LLC(a)
03/01/2028	6.250%	985,000	1,028,014
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	1,625,000	1,655,911
Hightower Holding LLC(a)
04/15/2029	6.750%	3,664,000	3,717,834
NFP Corp.(a)
05/15/2025	7.000%	883,000	967,976
08/15/2028	6.875%	9,110,000	9,423,882
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NFP Corp.(a),(b)
08/15/2028	4.875%	3,424,000	3,443,404
Total			21,365,124
Building Materials 1.6%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	7,798,000	7,969,357
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	2,198,000	2,296,252
Core & Main LP(a)
08/15/2025	6.125%	6,145,000	6,277,972
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	1,822,000	1,884,029
Interface, Inc.(a)
12/01/2028	5.500%	551,000	576,350
SRS Distribution, Inc.(a),(b)
07/01/2028	4.625%	1,967,000	1,985,513
07/01/2029	6.125%	3,821,000	3,897,420
White Cap Buyer LLC(a)
10/15/2028	6.875%	3,224,000	3,399,994
Total			28,286,887
Cable and Satellite 6.8%
CCO Holdings LLC/Capital Corp.(a)
05/01/2026	5.500%	3,194,000	3,301,315
05/01/2027	5.875%	1,954,000	2,015,583
06/01/2029	5.375%	6,200,000	6,732,821
03/01/2030	4.750%	11,138,000	11,558,433
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	1,887,000	1,903,326
CSC Holdings LLC(a)
02/01/2029	6.500%	13,364,000	14,619,717
01/15/2030	5.750%	5,186,000	5,414,814
12/01/2030	4.125%	1,315,000	1,287,408
12/01/2030	4.625%	1,408,000	1,360,807
02/15/2031	3.375%	7,622,000	7,136,227
11/15/2031	5.000%	2,868,000	2,859,954
DISH DBS Corp.
07/01/2026	7.750%	11,416,000	12,965,895
DISH DBS Corp.(a)
06/01/2029	5.125%	9,495,000	9,426,638
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	2,395,000	2,428,549
09/15/2028	6.500%	5,685,000	5,851,891
Sirius XM Radio, Inc.(a)
08/01/2027	5.000%	1,035,000	1,083,213
07/01/2030	4.125%	6,167,000	6,181,868
Virgin Media Finance PLC(a)
07/15/2030	5.000%	7,349,000	7,323,351
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	3,326,000	3,450,985
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	3,470,000	3,531,163
Ziggo BV(a)
01/15/2027	5.500%	11,133,000	11,577,520
01/15/2030	4.875%	1,451,000	1,481,514
Total			123,492,992
Chemicals 3.0%
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	2,346,000	2,264,330
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	2,767,000	2,898,774
Chemours Co. (The)(a)
11/15/2028	5.750%	1,383,000	1,477,083
Element Solutions, Inc.(a)
09/01/2028	3.875%	4,369,000	4,381,693
HB Fuller Co.
10/15/2028	4.250%	1,314,000	1,342,677
Herens Holdco Sarl(a)
05/15/2028	4.750%	3,204,000	3,209,900
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	2,430,000	2,685,292
INEOS Group Holdings SA(a)
08/01/2024	5.625%	3,881,000	3,901,065
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	814,000	814,432
Ingevity Corp.(a)
02/01/2026	4.500%	1,073,000	1,094,593
11/01/2028	3.875%	3,545,000	3,504,261
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	3,244,000	3,520,463
Iris Holdings, Inc.(a),(c)
02/15/2026	8.750%	2,366,000	2,413,320
PQ Corp.(a)
12/15/2025	5.750%	4,343,000	4,458,995
SPCM SA(a)
09/15/2025	4.875%	3,211,000	3,290,227
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	9,598,000	10,140,530
WR Grace & Co.(a)
06/15/2027	4.875%	2,837,000	2,988,335
Total			54,385,970

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
May 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.8%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	6,756,000	6,540,427
Herc Holdings, Inc.(a)
07/15/2027	5.500%	2,032,000	2,141,015
NESCO Holdings II, Inc.(a)
04/15/2029	5.500%	2,398,000	2,472,247
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	3,058,000	3,149,948
Total			14,303,637
Consumer Cyclical Services 2.5%
APX Group, Inc.
12/01/2022	7.875%	6,311,000	6,339,912
09/01/2023	7.625%	6,577,000	6,768,709
11/01/2024	8.500%	5,211,000	5,432,820
Arches Buyer, Inc.(a)
06/01/2028	4.250%	2,298,000	2,260,314
12/01/2028	6.125%	654,000	668,254
Frontdoor, Inc.(a)
08/15/2026	6.750%	1,378,000	1,460,770
Match Group, Inc.(a)
12/15/2027	5.000%	1,031,000	1,078,770
06/01/2028	4.625%	1,915,000	1,965,190
Staples, Inc.(a)
04/15/2026	7.500%	3,381,000	3,507,659
04/15/2027	10.750%	1,384,000	1,416,658
Uber Technologies, Inc.(a)
05/15/2025	7.500%	11,165,000	12,039,354
01/15/2028	6.250%	1,870,000	2,018,231
Total			44,956,641
Consumer Products 0.5%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	2,225,000	2,375,177
Mattel, Inc.(a)
12/15/2027	5.875%	2,735,000	2,995,959
Mattel, Inc.
11/01/2041	5.450%	776,000	879,558
Prestige Brands, Inc.(a)
01/15/2028	5.125%	1,428,000	1,492,874
Spectrum Brands, Inc.
07/15/2025	5.750%	2,076,000	2,128,530
Total			9,872,098
Diversified Manufacturing 0.7%
CFX Escrow Corp.(a)
02/15/2026	6.375%	863,000	910,523
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Resideo Funding, Inc.(a)
11/01/2026	6.125%	3,320,000	3,499,198
Vertical Holdco GmbH(a)
07/15/2028	7.625%	566,000	610,564
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	1,123,000	1,168,248
Welbilt, Inc.
02/15/2024	9.500%	1,206,000	1,265,801
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	3,201,000	3,458,106
06/15/2028	7.250%	2,471,000	2,740,357
Total			13,652,797
Electric 4.1%
Atlantica Sustainable Infrastructure PLC(a)
06/15/2028	4.125%	2,597,000	2,613,143
Calpine Corp.(a)
06/01/2026	5.250%	1,789,000	1,841,135
Clearway Energy Operating LLC
09/15/2026	5.000%	5,701,000	5,887,316
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	4,159,000	4,309,102
02/15/2031	3.750%	9,935,000	9,635,124
FirstEnergy Corp.
11/15/2031	7.375%	1,042,000	1,387,658
07/15/2047	4.850%	1,563,000	1,809,510
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	11,998,000	13,024,308
NRG Energy, Inc.
01/15/2027	6.625%	648,000	672,343
NRG Energy, Inc.(a)
02/15/2029	3.375%	2,639,000	2,546,947
06/15/2029	5.250%	4,667,000	4,917,369
02/15/2031	3.625%	7,913,000	7,596,377
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	2,180,000	2,226,891
PG&E Corp.
07/01/2028	5.000%	1,985,000	1,984,380
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	2,550,000	2,683,852
01/15/2030	4.750%	3,725,000	3,808,246
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	1,147,000	1,185,179
02/15/2027	5.625%	2,638,000	2,741,947
07/31/2027	5.000%	1,538,000	1,573,821
05/01/2029	4.375%	2,730,000	2,745,078
Total			75,189,726

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 1.2%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	2,474,000	2,563,609
08/01/2025	3.750%	2,894,000	2,961,784
12/15/2026	5.125%	3,627,000	3,811,601
05/01/2027	8.500%	1,910,000	2,094,656
08/01/2028	4.000%	3,368,000	3,250,061
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	6,161,000	6,271,434
Total			20,953,145
Finance Companies 1.6%
Global Aircraft Leasing Co., Ltd.(a),(c)
09/15/2024	6.500%	2,992,835	2,992,795
Navient Corp.
03/15/2028	4.875%	2,572,000	2,542,847
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	5,305,000	5,353,602
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	4,291,000	4,178,362
03/01/2031	3.875%	6,678,000	6,531,335
Springleaf Finance Corp.
03/15/2023	5.625%	2,892,000	3,073,838
03/15/2024	6.125%	4,775,000	5,142,311
Total			29,815,090
Food and Beverage 4.6%
Aramark Services, Inc.(a)
05/01/2025	6.375%	1,025,000	1,089,307
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	10,948,000	11,285,313
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	2,161,000	2,190,545
Kraft Heinz Foods Co.
05/15/2027	3.875%	3,665,000	4,014,227
06/04/2042	5.000%	2,952,000	3,435,979
06/01/2046	4.375%	4,406,000	4,723,379
10/01/2049	4.875%	3,360,000	3,855,721
Kraft Heinz Foods Co. (The)
07/15/2045	5.200%	4,131,000	4,924,292
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	2,055,000	2,127,232
11/01/2026	4.875%	3,963,000	4,101,956
Performance Food Group, Inc.(a)
05/01/2025	6.875%	733,000	781,996
10/15/2027	5.500%	2,520,000	2,632,566
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	3,161,000	3,361,963
04/15/2031	4.250%	9,032,000	9,131,806
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Post Holdings, Inc.(a)
03/01/2027	5.750%	6,972,000	7,303,029
04/15/2030	4.625%	6,201,000	6,242,431
09/15/2031	4.500%	5,550,000	5,486,224
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	2,749,000	2,752,477
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	2,133,000	2,158,340
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	2,687,000	2,694,085
Total			84,292,868
Gaming 3.8%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	995,000	1,095,972
Boyd Gaming Corp.
12/01/2027	4.750%	1,892,000	1,934,504
Boyd Gaming Corp.(a),(b)
06/15/2031	4.750%	4,367,000	4,412,272
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	3,593,000	3,620,998
CCM Merger, Inc.(a)
05/01/2026	6.375%	2,305,000	2,417,996
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	1,023,000	1,073,423
07/01/2025	6.250%	5,395,000	5,688,736
07/01/2027	8.125%	4,978,000	5,516,132
International Game Technology PLC(a)
02/15/2025	6.500%	2,515,000	2,793,986
04/15/2026	4.125%	1,892,000	1,955,089
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	3,784,000	4,018,156
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	5,202,000	5,209,223
Scientific Games International, Inc.(a)
10/15/2025	5.000%	5,966,000	6,146,665
03/15/2026	8.250%	6,135,000	6,601,405
05/15/2028	7.000%	2,215,000	2,396,035
11/15/2029	7.250%	4,747,000	5,263,668
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	2,382,000	2,452,059
02/15/2027	3.750%	1,255,000	1,269,431
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	3,017,000	3,216,225
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	1,430,000	1,541,138
Total			68,623,113

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
May 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 4.7%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	601,000	637,918
04/15/2029	5.000%	829,000	860,747
Avantor Funding, Inc.(a)
07/15/2028	4.625%	3,369,000	3,508,177
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	1,072,000	1,104,804
03/15/2029	3.750%	1,397,000	1,400,022
03/15/2031	4.000%	1,118,000	1,137,854
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	3,788,000	3,984,599
03/15/2026	8.000%	2,949,000	3,161,454
03/15/2027	5.625%	1,043,000	1,093,202
04/15/2029	6.875%	4,444,000	4,564,738
04/01/2030	6.125%	1,156,000	1,150,580
Encompass Health Corp.
02/01/2028	4.500%	917,000	946,377
HCA, Inc.
02/01/2025	5.375%	2,498,000	2,793,493
09/01/2028	5.625%	5,109,000	5,955,919
02/01/2029	5.875%	2,357,000	2,765,957
09/01/2030	3.500%	4,955,000	5,090,181
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	419,000	449,124
02/01/2028	7.250%	533,000	579,454
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	7,369,000	7,626,994
Select Medical Corp.(a)
08/15/2026	6.250%	4,339,000	4,585,014
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	454,000	461,899
04/15/2027	10.000%	1,649,000	1,801,562
Syneos Health, Inc.(a)
01/15/2029	3.625%	1,134,000	1,109,552
Teleflex, Inc.
11/15/2027	4.625%	3,130,000	3,327,639
Teleflex, Inc.(a)
06/01/2028	4.250%	946,000	978,733
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	1,638,000	1,756,665
02/01/2027	6.250%	3,443,000	3,595,491
11/01/2027	5.125%	6,771,000	7,068,733
10/01/2028	6.125%	9,033,000	9,427,869
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	2,101,000	2,174,333
Total			85,099,084
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.5%
Centene Corp.
02/15/2030	3.375%	1,255,000	1,268,578
10/15/2030	3.000%	8,188,000	8,200,234
Total			9,468,812
Home Construction 0.6%
Meritage Homes Corp.(a)
04/15/2029	3.875%	1,930,000	2,008,321
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	1,563,000	1,565,446
04/01/2029	4.750%	513,000	512,339
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	2,300,000	2,463,875
03/01/2024	5.625%	2,745,000	2,988,716
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	1,480,000	1,647,407
Total			11,186,104
Independent Energy 7.0%
Apache Corp.
11/15/2025	4.625%	1,771,000	1,880,431
11/15/2027	4.875%	2,362,000	2,479,842
10/15/2028	4.375%	3,735,000	3,831,138
01/15/2030	4.250%	1,554,000	1,566,073
09/01/2040	5.100%	1,335,000	1,372,697
02/01/2042	5.250%	755,000	787,759
04/15/2043	4.750%	2,937,000	2,904,041
01/15/2044	4.250%	539,000	506,212
Callon Petroleum Co.
10/01/2024	6.125%	1,724,000	1,586,109
07/01/2026	6.375%	11,000,000	9,902,756
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	3,655,000	3,461,756
CNX Resources Corp.(a)
03/14/2027	7.250%	4,290,000	4,610,025
01/15/2029	6.000%	1,727,000	1,841,366
Comstock Resources, Inc.
08/15/2026	9.750%	1,622,000	1,758,808
08/15/2026	9.750%	739,000	801,618
Comstock Resources, Inc.(a)
03/01/2029	6.750%	1,886,000	1,967,891
Continental Resources, Inc.(a)
01/15/2031	5.750%	1,378,000	1,616,349
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	1,378,000	1,416,546
Encana Corp.
08/15/2034	6.500%	134,000	176,197

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	2,572,000	2,721,955
EQT Corp.
01/15/2029	5.000%	1,846,000	2,046,816
EQT Corp.(d)
02/01/2030	8.750%	2,547,000	3,310,064
EQT Corp.(a)
05/15/2031	3.625%	2,021,000	2,081,178
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	4,405,000	4,621,816
02/01/2029	5.750%	2,186,000	2,243,226
Indigo Natural Resources LLC(a)
02/01/2029	5.375%	2,711,000	2,724,904
Matador Resources Co.
09/15/2026	5.875%	10,159,000	10,200,692
MEG Energy Corp.(a)
02/01/2029	5.875%	1,336,000	1,389,971
Newfield Exploration Co.
07/01/2024	5.625%	239,000	265,733
01/01/2026	5.375%	2,025,000	2,280,755
Occidental Petroleum Corp.
08/15/2024	2.900%	7,346,000	7,337,705
04/15/2026	3.400%	4,798,000	4,694,977
08/15/2026	3.200%	1,119,000	1,081,931
08/15/2029	3.500%	3,763,000	3,528,615
09/01/2030	6.625%	6,530,000	7,482,661
01/01/2031	6.125%	1,687,000	1,870,825
09/15/2036	6.450%	1,938,000	2,178,674
03/15/2046	6.600%	1,129,000	1,235,456
04/15/2046	4.400%	7,471,000	6,389,974
08/15/2049	4.400%	996,000	842,131
Ovintiv, Inc.
11/01/2031	7.200%	305,000	398,969
SM Energy Co.
06/01/2025	5.625%	1,555,000	1,487,965
09/15/2026	6.750%	5,933,000	5,914,064
01/15/2027	6.625%	3,582,000	3,584,161
Total			126,382,832
Leisure 3.4%
Carnival Corp.(a)
03/01/2026	7.625%	3,773,000	4,139,004
03/01/2027	5.750%	5,805,000	6,167,344
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	2,873,000	2,901,546
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	4,476,000	4,675,835
10/01/2028	6.500%	1,198,000	1,275,870
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cinemark USA, Inc.
06/01/2023	4.875%	11,064,000	11,074,707
Cinemark USA, Inc.(a)
05/01/2025	8.750%	2,917,000	3,177,111
03/15/2026	5.875%	3,461,000	3,583,271
NCL Corp Ltd.(a)
03/15/2026	5.875%	4,309,000	4,489,288
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	2,942,000	3,253,506
04/01/2028	5.500%	3,572,000	3,770,146
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%	6,461,000	6,686,729
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	3,269,000	3,305,228
Viking Cruises Ltd.(a)
02/15/2029	7.000%	905,000	929,482
Viking Ocean Cruises Ship VII Ltd.(a)
02/15/2029	5.625%	775,000	785,404
VOC Escrow Ltd.(a)
02/15/2028	5.000%	742,000	747,567
Total			60,962,038
Lodging 0.3%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	1,328,000	1,396,901
05/01/2028	5.750%	3,120,000	3,361,721
Marriott Ownership Resorts, Inc.
01/15/2028	4.750%	280,000	284,340
Total			5,042,962
Media and Entertainment 4.5%
Clear Channel International BV(a)
08/01/2025	6.625%	4,173,000	4,352,877
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	6,189,000	6,343,617
Clear Channel Outdoor Holdings, Inc.(a),(b)
06/01/2029	7.500%	3,764,000	3,756,324
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	4,649,000	4,877,916
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	4,457,000	4,496,748
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	2,541,000	1,885,759
08/15/2027	6.625%	2,128,000	1,214,736
iHeartCommunications, Inc.
05/01/2026	6.375%	3,158,583	3,372,261
05/01/2027	8.375%	7,376,817	7,899,647

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
May 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	1,118,000	1,156,658
01/15/2028	4.750%	3,542,000	3,609,840
Netflix, Inc.
11/15/2028	5.875%	7,531,000	9,106,259
05/15/2029	6.375%	452,000	565,525
Netflix, Inc.(a)
11/15/2029	5.375%	3,294,000	3,892,594
06/15/2030	4.875%	4,721,000	5,442,373
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	1,916,000	2,026,275
07/15/2029	4.500%	2,215,000	2,218,693
10/01/2030	5.875%	741,000	802,245
07/15/2031	4.750%	2,772,000	2,768,909
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	1,896,000	1,963,883
01/15/2029	4.250%	1,468,000	1,454,344
03/15/2030	4.625%	4,828,000	4,814,351
Playtika Holding Corp.(a)
03/15/2029	4.250%	3,718,000	3,664,664
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	635,000	619,707
Total			82,306,205
Metals and Mining 3.6%
Alcoa Nederland Holding BV(a)
09/30/2026	7.000%	1,675,000	1,756,602
03/31/2029	4.125%	1,826,000	1,870,617
Commercial Metals Co.
02/15/2031	3.875%	499,000	494,523
Constellium NV(a)
02/15/2026	5.875%	9,260,000	9,507,034
Constellium SE(a)
06/15/2028	5.625%	2,534,000	2,686,186
04/15/2029	3.750%	5,655,000	5,489,006
Freeport-McMoRan, Inc.
09/01/2029	5.250%	4,254,000	4,717,773
03/15/2043	5.450%	5,955,000	7,188,404
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	2,633,000	2,619,802
04/01/2029	6.125%	8,410,000	8,808,130
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%	4,523,000	4,601,637
Novelis Corp.(a)
09/30/2026	5.875%	9,483,000	9,888,112
01/30/2030	4.750%	5,315,000	5,584,630
Total			65,212,456
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 6.2%
Cheniere Energy Partners LP
10/01/2026	5.625%	2,539,000	2,641,759
Cheniere Energy Partners LP(a)
03/01/2031	4.000%	2,174,000	2,244,029
Cheniere Energy, Inc.(a)
10/15/2028	4.625%	3,343,000	3,509,474
DCP Midstream Operating LP
07/15/2027	5.625%	1,827,000	2,008,345
04/01/2044	5.600%	6,572,000	6,869,047
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	4,005,000	4,097,123
DT Midstream, Inc.(a),(b)
06/15/2029	4.125%	2,760,000	2,771,026
06/15/2031	4.375%	2,208,000	2,219,885
EQM Midstream Partners LP(a)
07/01/2025	6.000%	3,259,000	3,528,885
07/01/2027	6.500%	2,315,000	2,543,797
01/15/2029	4.500%	2,593,000	2,593,804
01/15/2031	4.750%	7,823,000	7,868,411
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	4,181,000	4,285,104
NuStar Logistics LP
10/01/2025	5.750%	1,639,000	1,746,310
06/01/2026	6.000%	2,535,000	2,716,103
04/28/2027	5.625%	6,524,000	6,918,787
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	2,624,000	2,642,103
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	5,518,000	5,572,648
Sunoco LP/Finance Corp.
02/15/2026	5.500%	5,676,000	5,847,584
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	964,000	1,002,566
01/15/2028	5.000%	10,197,000	10,674,324
03/01/2030	5.500%	6,463,000	6,979,776
Targa Resources Partners LP/Finance Corp.(a)
02/01/2031	4.875%	2,446,000	2,555,672
01/15/2032	4.000%	2,339,000	2,320,015
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	5,106,000	5,164,642
Western Gas Partners LP
07/01/2026	4.650%	2,009,000	2,149,387
08/15/2028	4.750%	936,000	1,006,054
Western Midstream Operating LP
02/01/2025	4.350%	7,101,000	7,431,576
03/01/2028	4.500%	641,000	680,031
Total			112,588,267

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 1.1%
Apergy Corp.
05/01/2026	6.375%	2,739,000	2,869,382
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	4,363,000	4,525,875
Nabors Industries Ltd.(a)
01/15/2028	7.500%	1,604,000	1,362,922
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	12,053,238	11,557,004
Total			20,315,183
Other Industry 0.2%
Hillenbrand, Inc.
06/15/2025	5.750%	649,000	695,557
03/01/2031	3.750%	2,218,000	2,211,921
Total			2,907,478
Other REIT 1.2%
Hospitality Properties Trust
03/15/2024	4.650%	1,517,000	1,503,080
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%	5,585,000	5,630,578
10/01/2025	5.250%	5,662,000	5,762,556
02/01/2027	4.250%	2,309,000	2,266,857
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	2,852,000	3,043,474
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	2,776,000	2,877,849
Service Properties Trust
10/01/2024	4.350%	704,000	691,892
Total			21,776,286
Packaging 2.1%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	7,374,000	7,261,304
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	774,000	797,449
04/30/2025	5.250%	2,283,000	2,400,707
08/15/2026	4.125%	2,762,000	2,828,572
08/15/2027	5.250%	4,499,000	4,539,711
08/15/2027	5.250%	1,424,000	1,436,199
Berry Global, Inc.
07/15/2023	5.125%	1,464,000	1,473,986
BWAY Holding Co.(a)
04/15/2024	5.500%	4,416,000	4,454,507
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	1,582,000	1,603,993
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	5,601,000	5,840,394
Novolex(a)
01/15/2025	6.875%	1,805,000	1,825,202
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	3,440,000	3,595,947
Total			38,057,971
Pharmaceuticals 3.2%
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	280,000	285,789
04/15/2025	6.125%	5,575,000	5,693,921
04/01/2026	9.250%	4,619,000	4,996,084
01/31/2027	8.500%	4,595,000	4,931,248
01/30/2028	5.000%	1,926,000	1,802,290
02/15/2029	6.250%	3,397,000	3,321,191
01/30/2030	5.250%	2,790,000	2,567,125
02/15/2031	5.250%	1,894,000	1,731,619
Bausch Health Companies, Inc.(a),(b)
06/01/2028	4.875%	1,331,000	1,340,506
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	727,000	756,463
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	1,135,000	1,156,043
06/30/2028	6.000%	1,684,000	1,164,405
Endo Luxembourg Finance Co I Sarl/US, Inc.(a)
04/01/2029	6.125%	3,310,000	3,261,461
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%	1,303,000	1,365,237
06/15/2028	5.000%	1,197,000	1,294,071
Jazz Securities DAC(a)
01/15/2029	4.375%	1,990,000	2,049,176
Organon Finance 1 LLC(a)
04/30/2028	4.125%	8,273,000	8,348,852
04/30/2031	5.125%	6,155,000	6,327,396
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	5,394,000	5,504,356
Total			57,897,233
Property & Casualty 1.4%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	2,402,000	2,403,255
10/15/2027	6.750%	6,770,000	6,984,824
AssuredPartners, Inc.(a)
01/15/2029	5.625%	2,660,000	2,652,332
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	3,987,000	3,980,978
HUB International Ltd.(a)
05/01/2026	7.000%	5,080,000	5,264,729

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
May 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGIC Investment Corp.
08/15/2028	5.250%	460,000	486,465
Radian Group, Inc.
03/15/2025	6.625%	179,000	202,154
03/15/2027	4.875%	1,061,000	1,133,892
USI, Inc.(a)
05/01/2025	6.875%	2,804,000	2,854,643
Total			25,963,272
Restaurants 0.7%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	2,265,000	2,400,072
IRB Holding Corp.(a)
06/15/2025	7.000%	2,261,000	2,441,821
02/15/2026	6.750%	6,967,000	7,210,845
Yum! Brands, Inc.(a)
04/01/2025	7.750%	436,000	474,233
Total			12,526,971
Retailers 1.0%
Burlington Coat Factory Warehouse Corp.(a)
04/15/2025	6.250%	475,000	512,571
L Brands, Inc.(a)
07/01/2025	9.375%	667,000	849,184
10/01/2030	6.625%	996,000	1,138,671
L Brands, Inc.
02/01/2028	5.250%	1,472,000	1,599,701
06/15/2029	7.500%	848,000	978,717
11/01/2035	6.875%	4,732,000	5,698,139
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	1,565,000	1,608,063
Penske Automotive Group, Inc.
09/01/2025	3.500%	859,000	884,513
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	3,647,000	3,777,686
02/15/2029	7.750%	902,000	993,411
Total			18,040,656
Supermarkets 0.5%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	1,874,000	2,063,911
02/15/2028	5.875%	1,043,000	1,109,491
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	2,265,000	2,276,040
01/15/2027	4.625%	3,021,000	3,127,080
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	759,000	792,627
Total			9,369,149
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 5.1%
Ascend Learning LLC(a)
08/01/2025	6.875%	2,873,000	2,932,076
08/01/2025	6.875%	2,691,000	2,746,537
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	788,000	834,563
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	4,002,000	3,934,506
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	897,000	961,239
03/01/2026	9.125%	546,000	576,332
BY Crown Parent LLC/Bond Finance, Inc.(a)
01/31/2026	4.250%	884,000	924,008
Camelot Finance SA(a)
11/01/2026	4.500%	2,158,000	2,240,297
CDK Global, Inc.
06/01/2027	4.875%	2,037,000	2,148,379
CommScope Technologies LLC(a)
06/15/2025	6.000%	3,491,000	3,559,224
Gartner, Inc.(a)
07/01/2028	4.500%	2,740,000	2,881,630
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	4,210,000	4,115,532
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	3,709,000	3,763,184
Iron Mountain, Inc.(a)
09/15/2027	4.875%	1,196,000	1,238,845
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	4,816,000	4,969,761
Microchip Technology, Inc.(a)
09/01/2025	4.250%	2,608,000	2,737,195
NCR Corp.(a)
04/15/2025	8.125%	1,870,000	2,037,478
10/01/2028	5.000%	5,978,000	6,153,112
Plantronics, Inc.(a)
03/01/2029	4.750%	9,854,000	9,397,737
PTC, Inc.(a)
02/15/2025	3.625%	723,000	743,290
02/15/2028	4.000%	1,043,000	1,067,052
QualityTech LP/QTS Finance Corp.(a)
10/01/2028	3.875%	6,153,000	6,245,488
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	696,000	814,819
09/01/2025	7.375%	832,000	897,359
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	2,630,000	2,744,514

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	2,016,000	2,069,743
Square, Inc.(a)
06/01/2026	2.750%	906,000	913,249
06/01/2031	3.500%	3,039,000	3,039,878
Switch Ltd.(a)
09/15/2028	3.750%	938,000	930,903
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,447,000	1,527,600
06/01/2025	6.750%	2,961,000	3,013,737
Verscend Escrow Corp.(a)
08/15/2026	9.750%	4,487,000	4,759,108
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	5,388,000	5,273,773
Total			92,192,148
Transportation Services 0.0%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	881,000	896,799
Wireless 3.6%
Altice France Holding SA(a)
05/15/2027	10.500%	4,123,000	4,608,685
02/15/2028	6.000%	5,446,000	5,340,533
Altice France SA(a)
02/01/2027	8.125%	3,670,000	4,001,352
07/15/2029	5.125%	6,266,000	6,214,863
SBA Communications Corp.
09/01/2024	4.875%	10,899,000	11,120,292
Sprint Capital Corp.
11/15/2028	6.875%	8,231,000	10,302,295
T-Mobile USA, Inc.
02/15/2026	2.250%	1,153,000	1,162,233
02/01/2028	4.750%	3,381,000	3,614,945
02/15/2029	2.625%	4,715,000	4,551,289
02/15/2031	2.875%	2,619,000	2,528,419
04/15/2031	3.500%	887,000	901,248
T-Mobile USA, Inc.(a)
04/15/2031	3.500%	5,157,000	5,245,406
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	5,525,000	5,366,890
Total			64,958,450
Wirelines 1.8%
Cablevision Lightpath LLC(a)
09/15/2028	5.625%	1,913,000	1,928,978
CenturyLink, Inc.
04/01/2024	7.500%	7,238,000	8,104,988
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CenturyLink, Inc.(a)
12/15/2026	5.125%	3,266,000	3,385,748
02/15/2027	4.000%	1,570,000	1,589,975
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	5,856,000	5,753,025
03/01/2028	6.125%	3,961,000	4,031,590
Level 3 Financing, Inc.(a)
07/01/2028	4.250%	6,359,000	6,378,735
Northwest Fiber LLC/Finance Sub, Inc.(a)
02/15/2028	6.000%	1,696,000	1,679,829
Total			32,852,868
Total Corporate Bonds & Notes (Cost $1,652,454,351)			1,708,477,807

Exchange-Traded Fixed Income Funds 1.1%
	Shares	Value ($)
High Yield 1.1%
iShares iBoxx $ High Yield Corporate Bond ETF	231,600	20,190,888
Total Exchange-Traded Fixed Income Funds (Cost $20,057,605)		20,190,888

Foreign Government Obligations(e) 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.3%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	3,114,000	3,341,418
05/15/2029	4.250%	1,758,000	1,761,692
Total			5,103,110
Total Foreign Government Obligations (Cost $4,944,588)			5,103,110

Senior Loans 1.7%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.4%
8th Avenue Food & Provisions, Inc.(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 10/01/2025	3.593%	3,121,402	3,114,722
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.843%	3,441,442	3,407,028
Total			6,521,750

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
May 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.2%
BellRing Brands LLC(f),(g)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/21/2024	4.750%	2,327,840	2,343,227
Froneri International Ltd.(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	5.843%	567,000	572,670
Total			2,915,897
Health Care 0.3%
Radiology Partners, Inc.(f),(g),(h)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.250% 07/09/2025	4.357%	1,488,000	1,486,676
Surgery Center Holdings, Inc.(f),(g)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	4.500%	4,942,471	4,948,649
Total			6,435,325
Restaurants 0.2%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	4,517,848	4,496,298
Technology 0.6%
Applied Systems, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/19/2024	3.774%	1,747,800	1,745,179
Ascend Learning LLC(f),(g)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	1,466,588	1,464,226
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DCert Buyer, Inc.(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	7.093%	2,702,000	2,715,510
Epicore Software Corp.(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	1,039,000	1,066,534
Project Alpha Intermediate Holding, Inc.(f),(g)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	4.100%	2,503,139	2,504,190
UKG, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.843%	1,863,620	1,864,980
Total			11,360,619
Total Senior Loans (Cost $31,690,420)			31,729,889

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(i),(j)	51,315,833	51,310,701
Total Money Market Funds (Cost $51,313,467)		51,310,701
Total Investments in Securities (Cost: $1,763,596,869)		1,820,248,955
Other Assets & Liabilities, Net		(3,640,075)
Net Assets		1,816,608,880

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2021, the total value of these securities amounted to $1,254,884,972, which represents 69.08% of total net assets.
(b)	Represents a security purchased on a when-issued basis.
(c)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Notes to Portfolio of Investments  (continued)
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	The stated interest rate represents the weighted average interest rate at May 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(g)	Variable rate security. The interest rate shown was the current rate as of May 31, 2021.
(h)	Represents a security purchased on a forward commitment basis.
(i)	The rate shown is the seven-day current annualized yield at May 31, 2021.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.042%
	61,158,038	711,022,315	(720,873,266)	3,614	51,310,701	(11,620)	61,281	51,315,833
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Convertible Bonds	—	3,436,560	—	3,436,560
Corporate Bonds & Notes	—	1,708,477,807	—	1,708,477,807
Exchange-Traded Fixed Income Funds	20,190,888	—	—	20,190,888
Foreign Government Obligations	—	5,103,110	—	5,103,110
Senior Loans	—	31,729,889	—	31,729,889
Money Market Funds	51,310,701	—	—	51,310,701
Total Investments in Securities	71,501,589	1,748,747,366	—	1,820,248,955
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Annual Report 2021

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,712,283,402)	$1,768,938,254
Affiliated issuers (cost $51,313,467)	51,310,701
Cash	44,318
Receivable for:
Investments sold	2,274,229
Capital shares sold	7,132,135
Dividends	1,617
Interest	22,194,451
Foreign tax reclaims	21,586
Expense reimbursement due from Investment Manager	792
Prepaid expenses	23,964
Trustees’ deferred compensation plan	1,080
Total assets	1,851,943,127
Liabilities
Payable for:
Investments purchased	1,632,695
Investments purchased on a delayed delivery basis	25,188,461
Capital shares purchased	1,718,283
Distributions to shareholders	6,416,678
Management services fees	31,126
Distribution and/or service fees	4,993
Transfer agent fees	111,090
Compensation of board members	186,288
Other expenses	43,553
Trustees’ deferred compensation plan	1,080
Total liabilities	35,334,247
Net assets applicable to outstanding capital stock	$1,816,608,880
Represented by
Paid in capital	1,781,005,398
Total distributable earnings (loss)	35,603,482
Total - representing net assets applicable to outstanding capital stock	$1,816,608,880
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2021	21

Statement of Assets and Liabilities  (continued)
May 31, 2021
Class A
Net assets	$627,451,242
Shares outstanding	52,150,931
Net asset value per share	$12.03
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.63
Advisor Class
Net assets	$102,027,604
Shares outstanding	8,431,683
Net asset value per share	$12.10
Class C
Net assets	$17,974,445
Shares outstanding	1,503,025
Net asset value per share	$11.96
Institutional Class
Net assets	$191,647,583
Shares outstanding	15,942,139
Net asset value per share	$12.02
Institutional 2 Class
Net assets	$82,318,802
Shares outstanding	6,866,291
Net asset value per share	$11.99
Institutional 3 Class
Net assets	$779,694,834
Shares outstanding	64,918,967
Net asset value per share	$12.01
Class R
Net assets	$15,494,370
Shares outstanding	1,283,939
Net asset value per share	$12.07
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Annual Report 2021

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$853,187
Dividends — affiliated issuers	61,281
Interest	84,488,054
Interfund lending	357
Total income	85,402,879
Expenses:
Management services fees	9,989,557
Distribution and/or service fees
Class A	1,565,758
Class C	241,231
Class R	71,288
Transfer agent fees
Class A	788,645
Advisor Class	129,461
Class C	30,365
Institutional Class	236,376
Institutional 2 Class	50,245
Institutional 3 Class	35,026
Class R	17,960
Compensation of board members	87,401
Custodian fees	20,350
Printing and postage fees	89,527
Registration fees	144,146
Audit fees	39,500
Legal fees	23,424
Compensation of chief compliance officer	322
Other	65,540
Total expenses	13,626,122
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(433,824)
Expense reduction	(1,745)
Total net expenses	13,190,553
Net investment income	72,212,326
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	21,498,892
Investments — affiliated issuers	(11,620)
Net realized gain	21,487,272
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	84,111,802
Investments — affiliated issuers	3,614
Net change in unrealized appreciation (depreciation)	84,115,416
Net realized and unrealized gain	105,602,688
Net increase in net assets resulting from operations	$177,815,014
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2021	23

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income	$72,212,326	$71,204,961
Net realized gain (loss)	21,487,272	(5,204,329)
Net change in unrealized appreciation (depreciation)	84,115,416	(19,182,857)
Net increase in net assets resulting from operations	177,815,014	46,817,775
Distributions to shareholders
Net investment income and net realized gains
Class A	(28,356,306)	(33,176,464)
Advisor Class	(4,905,238)	(4,988,087)
Class C	(914,630)	(1,245,738)
Institutional Class	(8,974,548)	(9,036,268)
Institutional 2 Class	(4,377,598)	(4,192,698)
Institutional 3 Class	(26,237,306)	(18,759,219)
Class R	(608,837)	(832,937)
Total distributions to shareholders	(74,374,463)	(72,231,411)
Increase (decrease) in net assets from capital stock activity	365,946,919	(98,548,727)
Total increase (decrease) in net assets	469,387,470	(123,962,363)
Net assets at beginning of year	1,347,221,410	1,471,183,773
Net assets at end of year	$1,816,608,880	$1,347,221,410
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Bond Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	8,264,991	97,279,567	11,326,165	130,695,026
Distributions reinvested	2,321,040	27,363,682	2,770,327	32,013,534
Redemptions	(13,558,506)	(159,608,974)	(19,498,614)	(224,162,581)
Net decrease	(2,972,475)	(34,965,725)	(5,402,122)	(61,454,021)
Advisor Class
Subscriptions	2,987,691	35,538,566	3,540,362	41,361,342
Distributions reinvested	408,304	4,840,814	425,525	4,933,242
Redemptions	(3,715,454)	(44,138,596)	(2,917,909)	(33,384,045)
Net increase (decrease)	(319,459)	(3,759,216)	1,047,978	12,910,539
Class C
Subscriptions	268,330	3,132,206	283,564	3,214,242
Distributions reinvested	75,053	877,422	103,091	1,185,083
Redemptions	(1,224,998)	(14,493,473)	(1,002,261)	(11,497,566)
Net decrease	(881,615)	(10,483,845)	(615,606)	(7,098,241)
Institutional Class
Subscriptions	6,639,646	77,994,366	7,987,677	88,646,660
Distributions reinvested	713,483	8,402,821	728,857	8,417,927
Redemptions	(6,745,509)	(79,631,218)	(8,623,208)	(96,653,041)
Net increase	607,620	6,765,969	93,326	411,546
Institutional 2 Class
Subscriptions	4,940,909	57,522,970	11,568,108	132,577,910
Distributions reinvested	371,362	4,364,340	357,363	4,134,529
Redemptions	(7,041,636)	(81,963,846)	(10,159,041)	(118,005,485)
Net increase (decrease)	(1,729,365)	(20,076,536)	1,766,430	18,706,954
Institutional 3 Class
Subscriptions	36,886,109	438,961,766	8,329,019	92,033,019
Distributions reinvested	2,090,952	24,757,782	1,480,160	17,077,934
Redemptions	(3,037,650)	(35,799,950)	(14,599,656)	(166,668,967)
Net increase (decrease)	35,939,411	427,919,598	(4,790,477)	(57,558,014)
Class R
Subscriptions	358,217	4,258,173	406,385	4,747,696
Distributions reinvested	47,735	564,499	62,562	724,466
Redemptions	(362,711)	(4,275,998)	(886,321)	(9,939,652)
Net increase (decrease)	43,241	546,674	(417,374)	(4,467,490)
Total net increase (decrease)	30,687,358	365,946,919	(8,317,845)	(98,548,727)

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2021	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A(c)
Year Ended 5/31/2021	$11.19	0.52	0.85	1.37	(0.53)	(0.53)
Year Ended 5/31/2020	$11.44	0.56	(0.25)	0.31	(0.56)	(0.56)
Year Ended 5/31/2019	$11.39	0.56	0.05	0.61	(0.56)	(0.56)
Year Ended 5/31/2018	$11.92	0.56	(0.57)	(0.01)	(0.52)	(0.52)
Year Ended 5/31/2017	$11.38	0.56	0.54	1.10	(0.56)	(0.56)
Advisor Class(c)
Year Ended 5/31/2021	$11.26	0.55	0.85	1.40	(0.56)	(0.56)
Year Ended 5/31/2020	$11.50	0.60	(0.24)	0.36	(0.60)	(0.60)
Year Ended 5/31/2019	$11.46	0.60	0.04	0.64	(0.60)	(0.60)
Year Ended 5/31/2018	$11.99	0.56	(0.53)	0.03	(0.56)	(0.56)
Year Ended 5/31/2017	$11.45	0.60	0.54	1.14	(0.60)	(0.60)
Class C(c)
Year Ended 5/31/2021	$11.13	0.43	0.84	1.27	(0.44)	(0.44)
Year Ended 5/31/2020	$11.36	0.48	(0.23)	0.25	(0.48)	(0.48)
Year Ended 5/31/2019	$11.32	0.48	0.04	0.52	(0.48)	(0.48)
Year Ended 5/31/2018	$11.84	0.44	(0.52)	(0.08)	(0.44)	(0.44)
Year Ended 5/31/2017	$11.30	0.48	0.54	1.02	(0.48)	(0.48)
Institutional Class(c)
Year Ended 5/31/2021	$11.19	0.54	0.85	1.39	(0.56)	(0.56)
Year Ended 5/31/2020	$11.43	0.60	(0.24)	0.36	(0.60)	(0.60)
Year Ended 5/31/2019	$11.38	0.60	0.05	0.65	(0.60)	(0.60)
Year Ended 5/31/2018	$11.91	0.56	(0.53)	0.03	(0.56)	(0.56)
Year Ended 5/31/2017	$11.36	0.60	0.55	1.15	(0.60)	(0.60)
Institutional 2 Class(c)
Year Ended 5/31/2021	$11.16	0.55	0.85	1.40	(0.57)	(0.57)
Year Ended 5/31/2020	$11.39	0.60	(0.23)	0.37	(0.60)	(0.60)
Year Ended 5/31/2019	$11.35	0.60	0.04	0.64	(0.60)	(0.60)
Year Ended 5/31/2018	$11.88	0.56	(0.53)	0.03	(0.56)	(0.56)
Year Ended 5/31/2017	$11.35	0.60	0.53	1.13	(0.60)	(0.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 5/31/2021	$12.03	12.35%	1.03%	1.01%(d)	4.39%	58%	$627,451
Year Ended 5/31/2020	$11.19	2.82%	1.04%	1.03%(d)	4.86%	59%	$617,031
Year Ended 5/31/2019	$11.44	5.47%	1.04%	1.04%(d)	4.93%	41%	$692,138
Year Ended 5/31/2018	$11.39	0.10%	1.03%	1.03%(d)	4.60%	49%	$778,978
Year Ended 5/31/2017	$11.92	10.08%	1.03%	1.03%(d)	4.77%	60%	$929,057
Advisor Class(c)
Year Ended 5/31/2021	$12.10	12.89%	0.78%	0.76%(d)	4.63%	58%	$102,028
Year Ended 5/31/2020	$11.26	3.08%	0.79%	0.78%(d)	5.11%	59%	$98,512
Year Ended 5/31/2019	$11.50	5.36%	0.79%	0.79%(d)	5.17%	41%	$88,582
Year Ended 5/31/2018	$11.46	0.37%	0.78%	0.78%(d)	4.89%	49%	$112,377
Year Ended 5/31/2017	$11.99	10.32%	0.79%	0.79%(d)	5.04%	60%	$68,934
Class C(c)
Year Ended 5/31/2021	$11.96	11.66%	1.78%	1.76%(d)	3.65%	58%	$17,974
Year Ended 5/31/2020	$11.13	2.03%	1.79%	1.78%(d)	4.12%	59%	$26,532
Year Ended 5/31/2019	$11.36	4.68%	1.79%	1.79%(d)	4.17%	41%	$34,097
Year Ended 5/31/2018	$11.32	(0.68%)	1.78%	1.78%(d)	3.85%	49%	$65,568
Year Ended 5/31/2017	$11.84	8.91%	1.78%	1.78%(d)	4.02%	60%	$84,315
Institutional Class(c)
Year Ended 5/31/2021	$12.02	12.54%	0.78%	0.76%(d)	4.63%	58%	$191,648
Year Ended 5/31/2020	$11.19	3.07%	0.79%	0.78%(d)	5.11%	59%	$171,521
Year Ended 5/31/2019	$11.43	5.73%	0.79%	0.79%(d)	5.17%	41%	$174,135
Year Ended 5/31/2018	$11.38	0.35%	0.78%	0.78%(d)	4.84%	49%	$242,148
Year Ended 5/31/2017	$11.91	10.36%	0.79%	0.79%(d)	5.04%	60%	$395,530
Institutional 2 Class(c)
Year Ended 5/31/2021	$11.99	12.74%	0.71%	0.69%	4.70%	58%	$82,319
Year Ended 5/31/2020	$11.16	3.14%	0.72%	0.71%	5.15%	59%	$95,933
Year Ended 5/31/2019	$11.39	5.82%	0.71%	0.71%	5.23%	41%	$77,805
Year Ended 5/31/2018	$11.35	0.40%	0.71%	0.71%	4.92%	49%	$136,612
Year Ended 5/31/2017	$11.88	10.08%	0.70%	0.70%	5.11%	60%	$143,247
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2021	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class(c)
Year Ended 5/31/2021	$11.17	0.55	0.86	1.41	(0.57)	(0.57)
Year Ended 5/31/2020	$11.41	0.60	(0.24)	0.36	(0.60)	(0.60)
Year Ended 5/31/2019	$11.37	0.60	0.04	0.64	(0.60)	(0.60)
Year Ended 5/31/2018	$11.90	0.60	(0.53)	0.07	(0.60)	(0.60)
Year Ended 5/31/2017	$11.34	0.60	0.56	1.16	(0.60)	(0.60)
Class R(c)
Year Ended 5/31/2021	$11.23	0.49	0.85	1.34	(0.50)	(0.50)
Year Ended 5/31/2020	$11.47	0.52	(0.24)	0.28	(0.52)	(0.52)
Year Ended 5/31/2019	$11.43	0.52	0.04	0.56	(0.52)	(0.52)
Year Ended 5/31/2018	$11.96	0.52	(0.53)	(0.01)	(0.52)	(0.52)
Year Ended 5/31/2017	$11.41	0.52	0.55	1.07	(0.52)	(0.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia High Yield Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Year Ended 5/31/2021	$12.01	12.99%	0.67%	0.64%	4.70%	58%	$779,695
Year Ended 5/31/2020	$11.17	3.19%	0.66%	0.66%	5.23%	59%	$323,763
Year Ended 5/31/2019	$11.41	5.87%	0.66%	0.66%	5.29%	41%	$385,410
Year Ended 5/31/2018	$11.37	0.45%	0.66%	0.66%	4.99%	49%	$475,135
Year Ended 5/31/2017	$11.90	10.13%	0.65%	0.65%	5.17%	60%	$353,045
Class R(c)
Year Ended 5/31/2021	$12.07	12.05%	1.28%	1.26%(d)	4.13%	58%	$15,494
Year Ended 5/31/2020	$11.23	2.57%	1.29%	1.28%(d)	4.61%	59%	$13,930
Year Ended 5/31/2019	$11.47	5.21%	1.29%	1.29%(d)	4.68%	41%	$19,019
Year Ended 5/31/2018	$11.43	(0.14%)	1.28%	1.28%(d)	4.36%	49%	$22,450
Year Ended 5/31/2017	$11.96	9.79%	1.28%	1.28%(d)	4.52%	60%	$25,925
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2021	29

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
30	Columbia High Yield Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Columbia High Yield Bond Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
May 31, 2021
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
32	Columbia High Yield Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended May 31, 2021, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $128,768,228 and $0, respectively.
Columbia High Yield Bond Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
May 31, 2021
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $1,745.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,519,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
34	Columbia High Yield Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	255,180
Class C	—	1.00(b)	2,290

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.00%	1.03%
Advisor Class	0.75	0.78
Class C	1.75	1.78
Institutional Class	0.75	0.78
Institutional 2 Class	0.69	0.71
Institutional 3 Class	0.63	0.66
Class R	1.25	1.28
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distributions, capital loss carryforward and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia High Yield Bond Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
May 31, 2021
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,379,011	(1,379,011)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
74,374,463	—	74,374,463	72,231,411	—	72,231,411
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,853,826	—	(20,189,954)	55,541,310
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,764,707,645	63,718,880	(8,177,570)	55,541,310
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(9,021,376)	(11,168,578)	(20,189,954)	20,018,764
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,283,912,883 and $892,669,226, respectively, for the year ended May 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
36	Columbia High Yield Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,484,615	0.67	13
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Columbia High Yield Bond Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
May 31, 2021
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market
38	Columbia High Yield Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2021, affiliated shareholders of record owned 67.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
Columbia High Yield Bond Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
May 31, 2021
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
40	Columbia High Yield Bond Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Bond Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia High Yield Bond Fund | Annual Report 2021	41

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Section 163(j) Interest Dividends
98.83%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
42	Columbia High Yield Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia High Yield Bond Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
44	Columbia High Yield Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia High Yield Bond Fund | Annual Report 2021	45

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
46	Columbia High Yield Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Columbia High Yield Bond Fund | Annual Report 2021	47

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
48	Columbia High Yield Bond Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia High Yield Bond Fund | Annual Report 2021	49

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Columbia High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN160_05_L01_(07/21)

Annual Report
May 31, 2021
Columbia Dividend Opportunity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Dividend Opportunity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Opportunity Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2018
Yan Jin
Portfolio Manager
Managed Fund since 2018
Grace Lee, CAIA
Portfolio Manager
Managed Fund since October 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	34.85	10.77	10.04
	Including sales charges		27.10	9.47	9.39
Advisor Class*		11/08/12	35.31	11.03	10.27
Class C	Excluding sales charges	06/26/00	34.05	9.94	9.23
	Including sales charges		33.05	9.94	9.23
Institutional Class		09/27/10	35.26	11.04	10.32
Institutional 2 Class		08/01/08	35.37	11.10	10.42
Institutional 3 Class*		11/08/12	35.36	11.15	10.39
Class R		08/01/08	34.60	10.48	9.77
MSCI USA High Dividend Yield Index (Net)			27.15	11.10	11.33
Russell 1000 Value Index			44.38	12.33	11.51
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Dividend Opportunity Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2011 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2021)
Common Stocks	91.9
Convertible Preferred Stocks	8.0
Money Market Funds	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2021)
Communication Services	4.8
Consumer Discretionary	6.8
Consumer Staples	11.3
Energy	7.7
Financials	18.9
Health Care	14.6
Industrials	6.2
Information Technology	13.5
Materials	2.5
Real Estate	6.2
Utilities	7.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Opportunity Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2021, the Fund’s Class A shares returned 34.85% excluding sales charges. During the same time period, the Fund outperformed its benchmark, the MSCI USA High Dividend Yield Index (Net), which returned 27.15%, and underperformed the Russell 1000 Value Index, which returned 44.38%.
Market overview
U.S. equities delivered substantial gains for the 12 months ended May 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. Within the benchmark, performance for the period was led by the materials, financials, and industrials sectors, while the communication services, utilities, and health care sectors trailed.
The Fund’s most notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was led by strong broad-based stock selection, particularly notable within the information technology, industrials, financials and consumer discretionary sectors.
•	Sector allocation was a secondary contributor, with the Fund’s overweight to the strong performing financials sector further boosting the Fund’s relative results.
•	Within financials, key contributors included Morgan Stanley, JP Morgan Chase and PNC Financial Services Group, all of which posted gains above 30%. Valuations for these stocks had become very depressed in the early part of the year, due in part to concerns about possible dividend reductions. These fears have since receded, boosting the stocks and aiding fund performance.
•	Within information technology:
○	An underweight position in chipmaker Intel enabled the Fund to sidestep the stock’s poor relative performance. The stock lagged the broader technology sector in 2020 due to concerns it had fallen behind the curve in terms of innovation.
○	The Fund benefited from owning a position in Broadcom, which exceeded earnings estimates and raised its forward guidance, leading to outperformance versus its industry peers.
•	Within industrials, the Fund’s position in Caterpillar was a top contributor to fund performance. Expectations for accelerating economic growth helped propel the stock to a series of all-time highs throughout the course of the first quarter of 2021.
The Fund’s most notable detractors during the period
•	Stock selection within the utilities sector and the Fund’s allocation to the real estate sector, which is not represented in the benchmark, weighed on the Fund’s returns versus the benchmark.
•	Underweight allocations to the strong-performing industrials and consumer discretionary sectors also hampered relative results.
•	Within utilities, the Fund’s position in FirstEnergy weighed on results as the company’s stock plunged in mid-July after it was revealed that the company may have been involved in a corruption scandal involving Ohio state representatives. We sold FirstEnergy from the portfolio.
Columbia Dividend Opportunity Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	The Fund had decreased its position in Eli Lilly and Company earlier in the period as the company’s stock price lagged as the full phase 2 data from Donanemab, an immunotherapy treatment for early symptomatic Alzheimer’s disease, looked good, but still needed further validation. But as the stock price rallied in the second half of the period, the Fund did not participate as fully, detracting from performance relative to the benchmark.
•	The Fund’s position in Chevron Corp. detracted during the period as the company came under pressure from the uncertain outlook for energy demand.
•	Not owning Honeywell International and Johnson Controls International, both within the industrials sector, weighed on the Fund’s results versus the benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Dividend Opportunity Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,211.10	1,019.57	5.48	5.00	1.01
Advisor Class	1,000.00	1,000.00	1,212.60	1,020.79	4.12	3.77	0.76
Class C	1,000.00	1,000.00	1,207.00	1,015.89	9.52	8.70	1.76
Institutional Class	1,000.00	1,000.00	1,212.90	1,020.79	4.12	3.77	0.76
Institutional 2 Class	1,000.00	1,000.00	1,213.10	1,021.09	3.80	3.47	0.70
Institutional 3 Class	1,000.00	1,000.00	1,213.30	1,021.28	3.58	3.27	0.66
Class R	1,000.00	1,000.00	1,209.50	1,018.34	6.83	6.24	1.26
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Dividend Opportunity Fund | Annual Report 2021	7

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 91.6%
Issuer	Shares	Value ($)
Communication Services 3.8%
Diversified Telecommunication Services 3.8%
AT&T, Inc.	1,000,000	29,430,000
Verizon Communications, Inc.	1,125,000	63,551,250
Total		92,981,250
Total Communication Services		92,981,250
Consumer Discretionary 5.9%
Hotels, Restaurants & Leisure 2.3%
McDonald’s Corp.	187,500	43,854,375
Travel + Leisure Co.	200,000	13,030,000
Total		56,884,375
Household Durables 1.4%
Newell Brands, Inc.	475,000	13,627,750
Whirlpool Corp.	90,000	21,338,100
Total		34,965,850
Specialty Retail 2.2%
Best Buy Co., Inc.	100,000	11,624,000
Gap, Inc. (The)	575,000	19,233,750
Home Depot, Inc. (The)	75,000	23,918,250
Total		54,776,000
Total Consumer Discretionary		146,626,225
Consumer Staples 11.3%
Beverages 4.6%
Coca-Cola Co. (The)	1,025,000	56,672,250
PepsiCo, Inc.	385,000	56,956,900
Total		113,629,150
Food & Staples Retailing 0.8%
Walgreens Boots Alliance, Inc.	350,000	18,431,000
Food Products 1.3%
JM Smucker Co. (The)	92,500	12,329,325
Kraft Heinz Co. (The)	475,000	20,705,250
Total		33,034,575
Household Products 1.7%
Kimberly-Clark Corp.	130,000	16,981,900
Procter & Gamble Co. (The)	185,000	24,947,250
Total		41,929,150
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.9%
Altria Group, Inc.	450,000	22,149,000
Philip Morris International, Inc.	525,000	50,625,750
Total		72,774,750
Total Consumer Staples		279,798,625
Energy 7.6%
Oil, Gas & Consumable Fuels 7.6%
Chevron Corp.	700,000	72,653,000
Diamondback Energy, Inc.	200,000	16,014,000
Exxon Mobil Corp.	1,300,000	75,881,000
Valero Energy Corp.	310,000	24,924,000
Total		189,472,000
Total Energy		189,472,000
Financials 18.2%
Banks 10.4%
Bank of America Corp.	1,040,000	44,085,600
JPMorgan Chase & Co.	625,000	102,650,000
PNC Financial Services Group, Inc. (The)	125,000	24,335,000
Truist Financial Corp.	425,000	26,256,500
U.S. Bancorp	600,000	36,468,000
Zions Bancorp	425,000	24,599,000
Total		258,394,100
Capital Markets 3.0%
Ares Capital Corp.	625,000	12,168,750
BlackRock, Inc.	47,500	41,659,400
State Street Corp.	235,000	20,440,300
Total		74,268,450
Consumer Finance 0.7%
Discover Financial Services	145,000	17,002,700
Insurance 4.1%
Hartford Financial Services Group, Inc. (The)	480,000	31,368,000
MetLife, Inc.	375,000	24,510,000
Principal Financial Group, Inc.	300,000	19,617,000
Travelers Companies, Inc. (The)	165,000	26,350,500
Total		101,845,500
Total Financials		451,510,750
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 13.3%
Biotechnology 4.1%
AbbVie, Inc.	650,000	73,580,000
Amgen, Inc.	125,000	29,742,500
Total		103,322,500
Pharmaceuticals 9.2%
Bristol-Myers Squibb Co.	765,000	50,275,800
Eli Lilly & Co.	100,000	19,974,000
Johnson & Johnson	650,000	110,012,500
Merck & Co., Inc.	625,000	47,431,250
Total		227,693,550
Total Health Care		331,016,050
Industrials 5.4%
Aerospace & Defense 1.7%
Raytheon Technologies Corp.	490,000	43,467,900
Air Freight & Logistics 2.2%
CH Robinson Worldwide, Inc.	125,000	12,127,500
United Parcel Service, Inc., Class B	200,000	42,920,000
Total		55,047,500
Electrical Equipment 1.0%
Eaton Corp. PLC	170,000	24,692,500
Machinery 0.5%
AGCO Corp.	82,500	11,415,525
Total Industrials		134,623,425
Information Technology 13.4%
Communications Equipment 2.5%
Cisco Systems, Inc.	1,175,000	62,157,500
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	425,000	18,542,750
IT Services 2.0%
International Business Machines Corp.	350,000	50,309,000
Semiconductors & Semiconductor Equipment 5.7%
Broadcom, Inc.	125,000	59,041,250
Intel Corp.	650,000	37,128,000
Texas Instruments, Inc.	235,000	44,607,700
Total		140,776,950
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 0.6%
NortonLifeLock, Inc.	575,000	15,904,500
Technology Hardware, Storage & Peripherals 1.8%
HP, Inc.	825,000	24,114,750
Seagate Technology Holdings PLC	215,000	20,586,250
Total		44,701,000
Total Information Technology		332,391,700
Materials 2.5%
Chemicals 1.9%
Dow, Inc.	375,000	25,657,500
Nutrien Ltd.	325,000	20,198,750
Total		45,856,250
Metals & Mining 0.6%
Steel Dynamics, Inc.	250,000	15,607,500
Total Materials		61,463,750
Real Estate 6.2%
Equity Real Estate Investment Trusts (REITS) 6.2%
Crown Castle International Corp.	140,000	26,530,000
Invitation Homes, Inc.	375,000	13,601,250
Life Storage, Inc.	217,500	21,628,200
Medical Properties Trust, Inc.	1,075,000	22,757,750
QTS Realty Trust Inc., Class A	275,000	17,429,500
Simon Property Group, Inc.	150,000	19,273,500
VICI Properties, Inc.	400,000	12,452,000
Welltower, Inc.	260,000	19,440,200
Total		153,112,400
Total Real Estate		153,112,400
Utilities 4.0%
Electric Utilities 3.2%
American Electric Power Co., Inc.	215,000	18,490,000
Duke Energy Corp.	240,000	24,052,800
Edison International	300,000	16,761,000
Pinnacle West Capital Corp.	225,000	19,030,500
Total		78,334,300

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.8%
Ameren Corp.	235,000	19,787,000
Total Utilities		98,121,300
Total Common Stocks (Cost $1,689,686,972)		2,271,117,475

Convertible Preferred Stocks 8.0%
Issuer		Shares	Value ($)
Communication Services 1.0%
Diversified Telecommunication Services 0.5%
2020 Cash Mandatory Exchangeable Trust(a)	5.250%	10,000	12,329,800
Media 0.5%
ViacomCBS, Inc.	5.750%	185,000	13,122,225
Total Communication Services			25,452,025
Consumer Discretionary 0.8%
Auto Components 0.8%
Aptiv PLC	5.500%	120,000	20,384,400
Total Consumer Discretionary			20,384,400
Financials 0.6%
Capital Markets 0.6%
KKR & Co., Inc.	6.000%	200,000	14,862,000
Total Financials			14,862,000
Health Care 1.3%
Health Care Equipment & Supplies 1.3%
Becton Dickinson and Co.	6.000%	235,000	12,812,200
Danaher Corp.	5.000%	12,700	18,070,830
Total			30,883,030
Total Health Care			30,883,030
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Industrials 0.8%
Machinery 0.8%
Stanley Black & Decker, Inc.	5.250%	152,500	19,280,575
Total Industrials			19,280,575
Utilities 3.5%
Electric Utilities 1.0%
NextEra Energy, Inc.	6.219%	500,000	24,190,000
Multi-Utilities 2.5%
DTE Energy Co.	6.250%	725,000	37,011,250
NiSource, Inc.	7.750%	240,000	25,543,200
Total			62,554,450
Total Utilities			86,744,450
Total Convertible Preferred Stocks (Cost $163,045,513)			197,606,480

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(b),(c)	3,382,629	3,382,291
Total Money Market Funds (Cost $3,382,291)		3,382,291
Total Investments in Securities (Cost: $1,856,114,776)		2,472,106,246
Other Assets & Liabilities, Net		8,556,475
Net Assets		2,480,662,721

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2021, the total value of these securities amounted to $12,329,800, which represents 0.50% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.042%
	63,366,644	471,671,518	(531,648,988)	(6,883)	3,382,291	3,801	19,529	3,382,629
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	92,981,250	—	—	92,981,250
Consumer Discretionary	146,626,225	—	—	146,626,225
Consumer Staples	279,798,625	—	—	279,798,625
Energy	189,472,000	—	—	189,472,000
Financials	451,510,750	—	—	451,510,750
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	331,016,050	—	—	331,016,050
Industrials	134,623,425	—	—	134,623,425
Information Technology	332,391,700	—	—	332,391,700
Materials	61,463,750	—	—	61,463,750
Real Estate	153,112,400	—	—	153,112,400
Utilities	98,121,300	—	—	98,121,300
Total Common Stocks	2,271,117,475	—	—	2,271,117,475
Convertible Preferred Stocks
Communication Services	—	25,452,025	—	25,452,025
Consumer Discretionary	—	20,384,400	—	20,384,400
Financials	—	14,862,000	—	14,862,000
Health Care	—	30,883,030	—	30,883,030
Industrials	—	19,280,575	—	19,280,575
Utilities	—	86,744,450	—	86,744,450
Total Convertible Preferred Stocks	—	197,606,480	—	197,606,480
Money Market Funds	3,382,291	—	—	3,382,291
Total Investments in Securities	2,274,499,766	197,606,480	—	2,472,106,246
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Annual Report 2021

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,852,732,485)	$2,468,723,955
Affiliated issuers (cost $3,382,291)	3,382,291
Receivable for:
Capital shares sold	762,956
Dividends	8,693,331
Foreign tax reclaims	1,810,258
Prepaid expenses	28,749
Total assets	2,483,401,540
Liabilities
Due to custodian	32,300
Payable for:
Investments purchased	582,664
Capital shares purchased	1,503,684
Management services fees	42,865
Distribution and/or service fees	12,831
Transfer agent fees	202,272
Compensation of board members	299,562
Other expenses	62,641
Total liabilities	2,738,819
Net assets applicable to outstanding capital stock	$2,480,662,721
Represented by
Paid in capital	1,717,297,150
Total distributable earnings (loss)	763,365,571
Total - representing net assets applicable to outstanding capital stock	$2,480,662,721
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2021	13

Statement of Assets and Liabilities  (continued)
May 31, 2021
Class A
Net assets	$1,375,445,279
Shares outstanding	34,540,227
Net asset value per share	$39.82
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$42.25
Advisor Class
Net assets	$108,944,593
Shares outstanding	2,671,201
Net asset value per share	$40.78
Class C
Net assets	$104,339,249
Shares outstanding	2,697,133
Net asset value per share	$38.69
Institutional Class
Net assets	$572,006,825
Shares outstanding	14,278,594
Net asset value per share	$40.06
Institutional 2 Class
Net assets	$134,774,723
Shares outstanding	3,354,569
Net asset value per share	$40.18
Institutional 3 Class
Net assets	$145,246,838
Shares outstanding	3,549,153
Net asset value per share	$40.92
Class R
Net assets	$39,905,214
Shares outstanding	1,002,773
Net asset value per share	$39.79
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Annual Report 2021

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$88,515,283
Dividends — affiliated issuers	19,529
Interest	723,950
Foreign taxes withheld	(131,328)
Total income	89,127,434
Expenses:
Management services fees	14,186,003
Distribution and/or service fees
Class A	3,015,270
Class C	1,388,910
Class R	176,744
Transfer agent fees
Class A	1,205,104
Advisor Class	90,985
Class C	139,709
Institutional Class	509,425
Institutional 2 Class	69,058
Institutional 3 Class	8,819
Class R	35,301
Compensation of board members	131,945
Custodian fees	13,949
Printing and postage fees	134,441
Registration fees	138,068
Audit fees	58,592
Legal fees	29,171
Compensation of chief compliance officer	433
Other	113,425
Total expenses	21,445,352
Fees waived by transfer agent
Institutional 2 Class	(16,500)
Institutional 3 Class	(8,819)
Expense reduction	(80)
Total net expenses	21,419,953
Net investment income	67,707,481
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	139,318,086
Investments — affiliated issuers	3,801
Foreign currency translations	17,154
Net realized gain	139,339,041
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	468,113,839
Investments — affiliated issuers	(6,883)
Foreign currency translations	154,588
Net change in unrealized appreciation (depreciation)	468,261,544
Net realized and unrealized gain	607,600,585
Net increase in net assets resulting from operations	$675,308,066
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income	$67,707,481	$89,055,978
Net realized gain	139,339,041	62,980,663
Net change in unrealized appreciation (depreciation)	468,261,544	(159,886,702)
Net increase (decrease) in net assets resulting from operations	675,308,066	(7,850,061)
Distributions to shareholders
Net investment income and net realized gains
Class A	(49,780,115)	(171,860,076)
Advisor Class	(3,897,357)	(10,333,193)
Class C	(5,293,570)	(23,821,036)
Institutional Class	(22,245,291)	(81,497,791)
Institutional 2 Class	(5,332,881)	(15,182,326)
Institutional 3 Class	(5,391,902)	(14,863,758)
Class R	(1,377,614)	(4,701,033)
Total distributions to shareholders	(93,318,730)	(322,259,213)
Decrease in net assets from capital stock activity	(293,283,708)	(119,529,118)
Total increase (decrease) in net assets	288,705,628	(449,638,392)
Net assets at beginning of year	2,191,957,093	2,641,595,485
Net assets at end of year	$2,480,662,721	$2,191,957,093
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,312,812	116,269,170	1,950,587	66,930,889
Distributions reinvested	1,478,968	48,709,943	4,939,997	169,092,563
Redemptions	(8,574,790)	(285,007,347)	(8,990,006)	(305,077,157)
Net decrease	(3,783,010)	(120,028,234)	(2,099,422)	(69,053,705)
Advisor Class
Subscriptions	770,384	26,366,060	870,510	29,732,263
Distributions reinvested	114,776	3,885,061	294,419	10,291,375
Redemptions	(737,784)	(25,510,345)	(935,329)	(32,320,096)
Net increase	147,376	4,740,776	229,600	7,703,542
Class C
Subscriptions	399,142	13,486,287	421,292	13,944,963
Distributions reinvested	161,820	5,160,333	674,365	22,585,747
Redemptions	(3,324,000)	(112,033,671)	(2,019,635)	(67,609,954)
Net decrease	(2,763,038)	(93,387,051)	(923,978)	(31,079,244)
Institutional Class
Subscriptions	3,044,783	104,655,194	4,141,664	144,160,297
Distributions reinvested	622,962	20,632,493	2,192,344	75,480,127
Redemptions	(5,894,727)	(197,308,230)	(8,115,804)	(273,365,141)
Net decrease	(2,226,982)	(72,020,543)	(1,781,796)	(53,724,717)
Institutional 2 Class
Subscriptions	736,609	24,847,911	974,503	32,575,307
Distributions reinvested	139,034	4,613,672	386,884	13,324,246
Redemptions	(1,148,652)	(38,925,629)	(1,026,604)	(35,308,104)
Net increase (decrease)	(273,009)	(9,464,046)	334,783	10,591,449
Institutional 3 Class
Subscriptions	611,990	21,201,167	839,035	30,374,555
Distributions reinvested	148,415	5,027,936	394,286	13,797,423
Redemptions	(768,172)	(26,458,210)	(808,683)	(28,524,625)
Net increase (decrease)	(7,767)	(229,107)	424,638	15,647,353
Class R
Subscriptions	121,921	4,116,264	197,439	6,843,192
Distributions reinvested	41,561	1,369,770	133,909	4,584,770
Redemptions	(250,217)	(8,381,537)	(323,988)	(11,041,758)
Net increase (decrease)	(86,735)	(2,895,503)	7,360	386,204
Total net decrease	(8,993,165)	(293,283,708)	(3,808,815)	(119,529,118)

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Year Ended 5/31/2021	$30.78	1.01	9.43	—	10.44	(1.12)	(0.28)	(1.40)
Year Ended 5/31/2020	$35.23	1.20	(1.17)	—	0.03	(1.12)	(3.36)	(4.48)
Year Ended 5/31/2019	$38.24	1.08	0.15	—	1.23	(1.24)	(3.00)	(4.24)
Year Ended 5/31/2018	$39.68	1.40	1.72	—	3.12	(1.44)	(3.12)	(4.56)
Year Ended 5/31/2017	$36.93	1.28	2.95	0.00(f)	4.23	(1.48)	—	(1.48)
Advisor Class(c)
Year Ended 5/31/2021	$31.49	1.12	9.65	—	10.77	(1.20)	(0.28)	(1.48)
Year Ended 5/31/2020	$35.96	1.32	(1.23)	—	0.09	(1.20)	(3.36)	(4.56)
Year Ended 5/31/2019	$38.94	1.20	0.14	—	1.34	(1.32)	(3.00)	(4.32)
Year Ended 5/31/2018	$40.32	1.52	1.74	—	3.26	(1.52)	(3.12)	(4.64)
Year Ended 5/31/2017	$37.51	1.40	2.97	0.00(f)	4.37	(1.56)	—	(1.56)
Class C(c)
Year Ended 5/31/2021	$29.93	0.74	9.18	—	9.92	(0.88)	(0.28)	(1.16)
Year Ended 5/31/2020	$34.34	0.92	(1.13)	—	(0.21)	(0.84)	(3.36)	(4.20)
Year Ended 5/31/2019	$37.37	0.80	0.13	—	0.93	(0.96)	(3.00)	(3.96)
Year Ended 5/31/2018	$38.86	1.08	1.67	—	2.75	(1.12)	(3.12)	(4.24)
Year Ended 5/31/2017	$36.20	1.00	2.86	0.00(f)	3.86	(1.20)	—	(1.20)
Institutional Class(c)
Year Ended 5/31/2021	$30.95	1.10	9.49	—	10.59	(1.20)	(0.28)	(1.48)
Year Ended 5/31/2020	$35.42	1.28	(1.19)	—	0.09	(1.20)	(3.36)	(4.56)
Year Ended 5/31/2019	$38.42	1.20	0.12	—	1.32	(1.32)	(3.00)	(4.32)
Year Ended 5/31/2018	$39.84	1.52	1.70	—	3.22	(1.52)	(3.12)	(4.64)
Year Ended 5/31/2017	$37.07	1.44	2.89	0.00(f)	4.33	(1.56)	—	(1.56)
Institutional 2 Class(c)
Year Ended 5/31/2021	$31.04	1.12	9.52	—	10.64	(1.22)	(0.28)	(1.50)
Year Ended 5/31/2020	$35.50	1.32	(1.18)	—	0.14	(1.24)	(3.36)	(4.60)
Year Ended 5/31/2019	$38.49	1.20	0.17	—	1.37	(1.36)	(3.00)	(4.36)
Year Ended 5/31/2018	$39.91	1.52	1.74	—	3.26	(1.56)	(3.12)	(4.68)
Year Ended 5/31/2017	$37.14	1.44	2.93	0.00(f)	4.37	(1.60)	—	(1.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 5/31/2021	$39.82	34.85%	1.01%	1.01%(d)	2.98%	51%	$1,375,445
Year Ended 5/31/2020	$30.78	(0.90%)	1.00%	1.00%(d)	3.44%	47%	$1,179,625
Year Ended 5/31/2019	$35.23	3.47%	0.99%	0.99%(d)	2.92%	66%	$1,424,224
Year Ended 5/31/2018	$38.24	7.96%	0.98%(e)	0.98%(d),(e)	3.54%	65%	$1,612,108
Year Ended 5/31/2017	$39.68	11.71%(g)	0.99%(e)	0.99%(d),(e)	3.40%	65%	$1,942,546
Advisor Class(c)
Year Ended 5/31/2021	$40.78	35.31%	0.76%	0.76%(d)	3.23%	51%	$108,945
Year Ended 5/31/2020	$31.49	(0.74%)	0.75%	0.75%(d)	3.72%	47%	$79,477
Year Ended 5/31/2019	$35.96	3.77%	0.74%	0.74%(d)	3.18%	66%	$82,497
Year Ended 5/31/2018	$38.94	8.20%	0.73%(e)	0.73%(d),(e)	3.76%	65%	$114,441
Year Ended 5/31/2017	$40.32	11.90%(g)	0.74%(e)	0.74%(d),(e)	3.66%	65%	$101,179
Class C(c)
Year Ended 5/31/2021	$38.69	34.05%	1.76%	1.76%(d)	2.26%	51%	$104,339
Year Ended 5/31/2020	$29.93	(1.67%)	1.75%	1.75%(d)	2.68%	47%	$163,439
Year Ended 5/31/2019	$34.34	2.64%	1.74%	1.74%(d)	2.18%	66%	$219,222
Year Ended 5/31/2018	$37.37	7.08%	1.73%(e)	1.73%(d),(e)	2.80%	65%	$312,766
Year Ended 5/31/2017	$38.86	10.88%(g)	1.74%(e)	1.74%(d),(e)	2.67%	65%	$392,361
Institutional Class(c)
Year Ended 5/31/2021	$40.06	35.26%	0.76%	0.76%(d)	3.23%	51%	$572,007
Year Ended 5/31/2020	$30.95	(0.63%)	0.75%	0.75%(d)	3.68%	47%	$510,928
Year Ended 5/31/2019	$35.42	3.71%	0.74%	0.74%(d)	3.18%	66%	$647,702
Year Ended 5/31/2018	$38.42	8.19%	0.73%(e)	0.73%(d),(e)	3.83%	65%	$815,788
Year Ended 5/31/2017	$39.84	11.93%(g)	0.75%(e)	0.75%(d),(e)	3.72%	65%	$1,149,455
Institutional 2 Class(c)
Year Ended 5/31/2021	$40.18	35.37%	0.72%	0.71%	3.29%	51%	$134,775
Year Ended 5/31/2020	$31.04	(0.69%)	0.71%	0.70%	3.76%	47%	$112,602
Year Ended 5/31/2019	$35.50	3.87%	0.70%	0.69%	3.22%	66%	$116,907
Year Ended 5/31/2018	$38.49	8.24%	0.69%(e)	0.68%(e)	3.86%	65%	$160,493
Year Ended 5/31/2017	$39.91	11.99%(g)	0.68%(e)	0.68%(e)	3.75%	65%	$238,847
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class(c)
Year Ended 5/31/2021	$31.59	1.16	9.68	—	10.84	(1.23)	(0.28)	(1.51)
Year Ended 5/31/2020	$36.06	1.36	(1.23)	—	0.13	(1.24)	(3.36)	(4.60)
Year Ended 5/31/2019	$39.03	1.24	0.15	—	1.39	(1.36)	(3.00)	(4.36)
Year Ended 5/31/2018	$40.41	1.56	1.74	—	3.30	(1.56)	(3.12)	(4.68)
Year Ended 5/31/2017	$37.59	1.48	2.98	0.00(f)	4.46	(1.64)	—	(1.64)
Class R(c)
Year Ended 5/31/2021	$30.76	0.92	9.43	—	10.35	(1.04)	(0.28)	(1.32)
Year Ended 5/31/2020	$35.20	1.12	(1.16)	—	(0.04)	(1.04)	(3.36)	(4.40)
Year Ended 5/31/2019	$38.20	1.00	0.12	—	1.12	(1.12)	(3.00)	(4.12)
Year Ended 5/31/2018	$39.65	1.28	1.71	—	2.99	(1.32)	(3.12)	(4.44)
Year Ended 5/31/2017	$36.90	1.20	2.95	0.00(f)	4.15	(1.40)	—	(1.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Rounds to zero.
(g)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Opportunity Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Year Ended 5/31/2021	$40.92	35.36%	0.67%	0.66%	3.33%	51%	$145,247
Year Ended 5/31/2020	$31.59	(0.63%)	0.66%	0.65%	3.83%	47%	$112,370
Year Ended 5/31/2019	$36.06	3.87%	0.65%	0.64%	3.28%	66%	$112,951
Year Ended 5/31/2018	$39.03	8.40%	0.64%(e)	0.63%(e)	3.86%	65%	$132,205
Year Ended 5/31/2017	$40.41	12.01%(g)	0.63%(e)	0.63%(e)	3.82%	65%	$159,887
Class R(c)
Year Ended 5/31/2021	$39.79	34.60%	1.26%	1.26%(d)	2.73%	51%	$39,905
Year Ended 5/31/2020	$30.76	(1.19%)	1.25%	1.25%(d)	3.21%	47%	$33,516
Year Ended 5/31/2019	$35.20	3.21%	1.24%	1.24%(d)	2.67%	66%	$38,093
Year Ended 5/31/2018	$38.20	7.69%	1.23%(e)	1.23%(d),(e)	3.28%	65%	$43,418
Year Ended 5/31/2017	$39.65	11.32%(g)	1.24%(e)	1.24%(d),(e)	3.17%	65%	$45,454
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2021	21

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the
22	Columbia Dividend Opportunity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions
Columbia Dividend Opportunity Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
May 31, 2021
are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
24	Columbia Dividend Opportunity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective October 1, 2020 through September 30, 2021, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class. Prior to October 1, 2020, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
Columbia Dividend Opportunity Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
May 31, 2021
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.04
Institutional 3 Class	0.00
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $80.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $749,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	475,803
Class C	—	1.00(b)	8,754

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Dividend Opportunity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.11%	1.11%
Advisor Class	0.86	0.86
Class C	1.86	1.86
Institutional Class	0.86	0.86
Institutional 2 Class	0.79	0.81
Institutional 3 Class	0.75	0.76
Class R	1.36	1.36
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective October 1, 2020 through September 30, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Reflected in the contractual cap commitments, prior to October 1, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, principal and/or interest of fixed income securities, amortization/accretion on certain convertible securities, foreign currency transactions and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(1,130,164)	1,130,164	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Dividend Opportunity Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
May 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
75,354,353	17,964,377	93,318,730	84,017,696	238,241,517	322,259,213
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
10,099,651	140,766,659	—	612,685,783
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,859,420,463	619,312,241	(6,626,458)	612,685,783
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,114,234,420 and $1,368,447,430, respectively, for the year ended May 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Dividend Opportunity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Note 9. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Dividend Opportunity Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
May 31, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2021, affiliated shareholders of record owned 55.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Dividend Opportunity Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Opportunity Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Dividend Opportunity Fund | Annual Report 2021	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$148,126,123
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Dividend Opportunity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Dividend Opportunity Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Dividend Opportunity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Dividend Opportunity Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Dividend Opportunity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Columbia Dividend Opportunity Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Dividend Opportunity Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Dividend Opportunity Fund | Annual Report 2021	39

Columbia Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN140_05_L01_(07/21)

Annual Report
May 31, 2021
Columbia Seligman Technology and Information Fund
(formerly Columbia Seligman Communications and Information Fund)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Seligman Technology and Information Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Seligman Technology and Information Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team Member
Managed Fund since 2013
Sanjay Devgan
Technology Team Member
Managed Fund since 2013
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Vimal Patel
Technology Team Member
Managed Fund since 2018
Israel Hernandez
Technology Team Member
Managed Fund since March 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	70.10	29.52	19.65
	Including sales charges		60.32	28.00	18.94
Advisor Class		08/03/09	70.53	29.85	19.89
Class C	Excluding sales charges	05/27/99	68.85	28.55	18.76
	Including sales charges		67.85	28.55	18.76
Institutional Class		09/27/10	70.53	29.84	19.95
Institutional 2 Class		11/30/01	70.60	29.91	20.06
Institutional 3 Class*		03/01/17	70.67	29.90	19.82
Class R		04/30/03	69.70	29.20	19.35
S&P North American Technology Sector Index			44.61	28.76	20.92
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Seligman Technology and Information Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2011 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Technology and Information Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2021)
Common Stocks	99.7
Corporate Bonds & Notes	0.0(a)
Money Market Funds	0.3
Preferred Stocks	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2021)
Communication Services	10.4
Consumer Discretionary	2.5
Financials	0.0(a)
Health Care	0.2
Industrials	2.2
Information Technology	84.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at May 31, 2021)
Information Technology
Application Software	8.9
Communications Equipment	5.4
Data Processing & Outsourced Services	5.3
Electronic Equipment & Instruments	1.5
Internet Services & Infrastructure	1.5
IT Consulting & Other Services	0.4
Semiconductor Equipment	16.6
Semiconductors	20.0
Systems Software	12.3
Technology Hardware, Storage & Peripherals	12.8
Total	84.7
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Seligman Technology and Information Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2021, the Fund’s Class A shares returned 70.10% excluding sales charges. During the same time period, the Fund significantly outperformed its benchmark, the S&P North American Technology Sector Index, which returned 44.61%.
Market overview
U.S. equities delivered substantial gains for the 12 months ended May 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments and beneficiaries of stay at home orders such as mega-cap technology stocks, the second half of the period saw a rotation into more economically-sensitive, value-oriented market segments once an effective vaccine was announced and the global economy began to reopen.
Within the benchmark S&P North American Technology Sector Index, several industries posted solid absolute gains, led by semiconductor & semiconductor equipment, technology hardware storage & peripherals, interactive media & services and electronic equipment instruments & components. Lagging industries included diversified consumer services, professional services, communications equipment and entertainment.
The Fund’s notable contributors during the period
•	The Fund’s significant outperformance versus the benchmark during the period was driven primarily by strong stock selection, most notably in the semiconductors and semiconductor equipment industry.
•	Allocation was a secondary driver, particularly the Fund’s sizable overweight versus the benchmark in the semiconductors and semiconductor equipment industry and an underweight to the weaker performing IT services industry.
•	Individual securities driving Fund performance were top holdings in semi-capital equipment names Lam Research Corp. and Applied Materials, Inc., both of which continued to benefit from a global semiconductor shortage and the industry’s response of higher wafer fab equipment (WFE) spending which has increased from a record high of $60B in 2020.
•	The Fund’s position in Teradyne, Inc., the world leader in semiconductor test equipment, contributed to Fund returns as the company benefited from increased demand owing to the surge in home internet traffic and deployment of 5G cellular infrastructure. Not only is Teradyne testing new integrated circuits designed for 5G, but the company’s Lite Point division is a leading player in the cellular test market, with a strong position at Apple. As chips get incrementally more complex, they require longer test times, which means that the industry has to order more test equipment. Teradyne is also the world leader in collaborative robots as a result of having acquired Universal Robots of Denmark a few years ago. With the world economy accelerating post-COVID-19, demand for factory robots has skyrocketed.
•	Cerence, Inc., which develops voice and AI (artificial intelligence) software for the automotive industry, rose to new highs during the period as increased adoption of voice recognition for navigation and driver control continued to push shares of Cerence higher.
•	Within industrials, the portfolio’s holding in Bloom Energy Corp. continued to increase in value, as investors looking for alternative energy plays in a Biden administration bid up the entire solar, wind and hydrogen sectors. Bloom’s fuel cells can also produce hydrogen extremely efficiently, which we believe makes them a uniquely positioned company if hydrogen is successful as a next generation alternative energy source to combat climate change.
The Fund’s notable detractors during the period
•	The Fund’s relative underweight, relative to the benchmark, in the communication services sector hindered results, though positive selections within the sector more than offset losses resulting from the allocation.
Columbia Seligman Technology and Information Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	DropBox, Inc., a cloud-based storage and collaboration software company, underperformed the benchmark during the measured period, despite posting positive absolute double digit returns. The company has tested investors’ patience with lackluster products, periods of decelerating growth, and a series of executive departures. The company rebounded at the end of the period as earnings results highlighted the operating leverage and free cash flow generation of the business along with its attractive valuation relative to peers.
•	GoDaddy, Inc., a global web domain registrar and web hosting company, posted flat returns and underperformed the market for the measured period. The stock sold off at the beginning of the period after providing a business update citing weakness in select areas of the business and announcing layoffs and a restructuring of its outbound sales force.
•	The Fund’s lack of exposure to several beneficiaries of the “work/shop/game from home” themes detracted from relative performance during the period. Not owning semiconductor NVIDIA or electronic payment processors PayPal and Square on valuation concerns hurt relative performance as these stocks rallied on an uptick in their businesses from people spending more time at home.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Seligman Technology and Information Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,266.30	1,018.68	6.61	5.89	1.19
Advisor Class	1,000.00	1,000.00	1,267.80	1,019.91	5.23	4.66	0.94
Class C	1,000.00	1,000.00	1,261.70	1,015.06	10.70	9.54	1.93
Institutional Class	1,000.00	1,000.00	1,267.80	1,019.91	5.23	4.66	0.94
Institutional 2 Class	1,000.00	1,000.00	1,267.90	1,020.11	5.00	4.46	0.90
Institutional 3 Class	1,000.00	1,000.00	1,268.30	1,020.35	4.73	4.21	0.85
Class R	1,000.00	1,000.00	1,264.70	1,017.46	8.00	7.12	1.44
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Seligman Technology and Information Fund | Annual Report 2021	7

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.8%
Issuer	Shares	Value ($)
Communication Services 10.3%
Broadcasting 1.6%
Discovery, Inc., Class C(a)	1,381,500	41,514,075
Fox Corp., Class A	3,437,300	128,383,155
Total Broadcasting		169,897,230
Cable & Satellite 0.5%
Comcast Corp., Class A	907,600	52,041,784
Total Cable & Satellite		52,041,784
Interactive Home Entertainment 1.4%
Activision Blizzard, Inc.	1,245,208	121,096,478
Sciplay Corp., Class A(a),(b)	1,610,933	27,788,594
Total Interactive Home Entertainment		148,885,072
Interactive Media & Services 6.6%
Alphabet, Inc., Class A(a)	152,504	359,429,052
Alphabet, Inc., Class C(a)	134,162	323,539,713
Total Interactive Media & Services		682,968,765
Wireless Telecommunication Services 0.2%
T-Mobile USA, Inc.(a)	126,900	17,950,005
Total Wireless Telecommunication Services		17,950,005
Total Communication Services		1,071,742,856
Consumer Discretionary 2.5%
Consumer Electronics 0.1%
Vizio Holding Corp., Class A(a)	232,854	5,085,532
Total Consumer Electronics		5,085,532
Internet & Direct Marketing Retail 2.4%
eBay, Inc.	4,139,324	252,002,045
Total Internet & Direct Marketing Retail		252,002,045
Total Consumer Discretionary		257,087,577
Health Care 0.2%
Biotechnology 0.2%
Apnimed, Inc.(a),(c),(d),(e)	1,127,586	9,999,997
Eiger BioPharmaceuticals, Inc.(a)	1,560,241	12,263,494
Total Biotechnology		22,263,491
Total Health Care		22,263,491
Industrials 2.2%
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Components & Equipment 0.2%
indie Semiconductor, Inc. PIPE(a),(c),(d),(e),(f),(g)	2,000,000	19,800,000
Total Electrical Components & Equipment		19,800,000
Heavy Electrical Equipment 2.0%
Bloom Energy Corp., Class A(a),(b)	8,595,748	207,759,229
Total Heavy Electrical Equipment		207,759,229
Total Industrials		227,559,229
Information Technology 84.6%
Application Software 8.9%
AppLovin Corp.(a)	147,213	10,939,398
Cerence, Inc.(a),(b)	1,525,124	145,085,046
Cognyte Software Ltd.(a)	647,310	16,661,760
Cornerstone OnDemand, Inc.(a)	968,307	42,576,459
Dropbox, Inc., Class A(a)	8,129,709	222,347,541
Salesforce.com, Inc.(a)	418,551	99,656,993
Synopsys, Inc.(a)	1,276,065	324,554,372
Verint Systems, Inc.(a)	678,010	31,263,041
Zendesk, Inc.(a)	196,500	26,853,690
Total Application Software		919,938,300
Communications Equipment 5.4%
Arista Networks, Inc.(a)	284,257	96,471,141
Cisco Systems, Inc.	745,000	39,410,500
F5 Networks, Inc.(a)	701,300	130,042,059
Lumentum Holdings, Inc.(a)	1,219,475	99,228,681
Plantronics, Inc.(a),(b)	3,792,247	124,385,701
Telefonaktiebolaget LM Ericsson, ADR	5,475,300	73,533,279
Total Communications Equipment		563,071,361
Data Processing & Outsourced Services 5.3%
Fidelity National Information Services, Inc.	675,600	100,650,888
Fiserv, Inc.(a)	854,744	98,466,509
Global Payments, Inc.	197,989	38,352,449
Pagseguro Digital Ltd., Class A(a)	1,307,975	64,234,652
Visa, Inc., Class A	1,101,125	250,285,713
Total Data Processing & Outsourced Services		551,990,211
Electronic Equipment & Instruments 1.5%
Advanced Energy Industries, Inc.	1,494,123	152,415,487
Total Electronic Equipment & Instruments		152,415,487
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Technology and Information Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Services & Infrastructure 1.5%
GoDaddy, Inc., Class A(a)	1,862,030	150,749,949
Total Internet Services & Infrastructure		150,749,949
IT Consulting & Other Services 0.4%
DXC Technology Co.(a)	1,084,000	41,105,280
Total IT Consulting & Other Services		41,105,280
Semiconductor Equipment 16.6%
Applied Materials, Inc.	2,980,081	411,638,588
Lam Research Corp.	1,265,343	822,283,149
Teradyne, Inc.	3,660,922	484,523,027
Total Semiconductor Equipment		1,718,444,764
Semiconductors 19.9%
Analog Devices, Inc.	734,306	120,866,768
Broadcom, Inc.	868,126	410,041,953
Intel Corp.	1,308,469	74,739,749
Marvell Technology, Inc.	5,749,532	277,702,396
Maxim Integrated Products, Inc.	1,274,280	129,989,303
mCube, Inc.(a),(c),(d),(e)	6,015,834	24,965,710
Micron Technology, Inc.(a)	2,870,394	241,514,951
NXP Semiconductors NV	748,600	158,269,012
Qorvo, Inc.(a)	384,250	70,210,160
Rambus, Inc.(a)	2,012,200	39,358,632
Renesas Electronics Corp.(a)	8,655,600	90,700,086
SMART Global Holdings, Inc.(a),(b)	1,240,248	58,787,755
Synaptics, Inc.(a),(b)	2,809,429	354,915,165
Transphorm, Inc.(a)	3,000,000	14,625,000
Total Semiconductors		2,066,686,640
Systems Software 12.3%
Fortinet, Inc.(a)	837,153	182,951,417
McAfee Corp., Class A	2,807,020	70,540,413
Microsoft Corp.	1,398,200	349,102,576
NortonLifeLock, Inc.	6,941,208	191,993,813
Oracle Corp.	1,553,100	122,291,094
Palo Alto Networks, Inc.(a)	459,294	166,838,545
SailPoint Technologies Holdings, Inc.(a)	655,590	30,504,603
Tenable Holdings, Inc.(a)	313,144	13,089,419
Xperi Holding Corp.(b)	6,928,741	148,413,632
Total Systems Software		1,275,725,512
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 12.8%
Apple, Inc.	3,889,600	484,683,056
Dell Technologies, Inc.(a)	1,596,236	157,452,719
HP, Inc.	5,141,931	150,298,643
NetApp, Inc.	3,492,000	270,176,040
Western Digital Corp.(a)	3,544,792	266,674,702
Total Technology Hardware, Storage & Peripherals		1,329,285,160
Total Information Technology		8,769,412,664
Total Common Stocks (Cost: $4,648,191,788)		10,348,065,817

Corporate Bonds & Notes 0.0%
Issuer	Coupon Rate	Principal Amount	Value ($)
Other Industry 0.0%
Common Bond Communities(c),(d),(e)
04/15/2022	4.000%	565,777	565,777
Total Corporate Bonds & Notes (Cost: $565,777)			565,777

Preferred Stocks 0.0%
Issuer		Shares	Value ($)
Financials 0.0%
Consumer Finance 0.0%
CommonBond, Inc.(c),(d),(e)	1.000%	2,159,244	3,951,416
Total Financials			3,951,416
Total Preferred Stocks (Cost: $10,000,000)			3,951,416

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(b),(h)	26,427,015	26,424,373
Total Money Market Funds (Cost: $26,424,353)		26,424,373
Total Investments in Securities (Cost $4,685,181,918)		10,379,007,383
Other Assets & Liabilities, Net		(9,291,376)
Net Assets		$10,369,716,007

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
May 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Bloom Energy Corp., Class A
	43,988,870	66,389,176	(3,204,868)	100,586,051	207,759,229	6,046,554	—	8,595,748
Cerence, Inc.†
	79,175,479	—	(19,065,993)	(35,257,240)	—	64,561,010	—	1,525,124
Columbia Short-Term Cash Fund, 0.042%
	18,857,731	1,550,032,668	(1,542,463,197)	(2,829)	26,424,373	(9,196)	71,982	26,427,015
Plantronics, Inc.
	27,304,365	45,871,241	(1,657,815)	52,867,910	124,385,701	(493,130)	—	3,792,247
Sciplay Corp., Class A
	16,668,841	9,477,158	(4,182,400)	5,824,995	27,788,594	893,864	—	1,610,933
SMART Global Holdings, Inc.‡
	—	18,813,350	(162,910)	19,974,441	58,787,755	(39,458)	—	1,240,248
Synaptics, Inc.
	131,323,925	64,492,824	(2,609,465)	161,707,881	354,915,165	1,423,636	—	2,809,429
TiVo Corp.†
	48,521,466	—	(118,147,968)	69,626,502	—	—	—	—
Xperi Corp.†
	37,647,143	118,147,969	(173,482,523)	17,687,411	—	—	—	—
Xperi Holding Corp.‡
	—	183,881,158	(770,011)	(34,697,515)	148,413,632	(352,804)	1,350,693	6,928,741
Total	403,487,820			358,317,607	948,474,449	72,030,476	1,422,675

†	Issuer was not an affiliate at the end of period.
‡	Issuer was not an affiliate at the beginning of period.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2021, the total value of these securities amounted to $59,282,900, which represents 0.57% of total net assets.
(d)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At May 31, 2021, the total market value of these securities amounted to $59,282,900, which represents 0.57% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
CommonBond, Inc.	03/19/2018	2,159,244	10,000,000	3,951,416
Common Bond Communities	10/15/2020	565,777	565,777	565,777
mCube, Inc.	09/08/2020	6,015,834	25,000,001	24,965,710
indie Semiconductor, Inc. PIPE	12/14/2020	2,000,000	20,037,644	19,800,000
Apnimed, Inc.	03/12/2021	1,127,586	9,999,997	9,999,997
			65,603,419	59,282,900

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Technology and Information Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Notes to Portfolio of Investments  (continued)
(e)	Valuation based on significant unobservable inputs.
(f)	At May 31, 2021, the Fund had unfunded commitments to purchase shares for the securities shown below:

Security	Shares	Cost ($)
indie Semiconductor, Inc. PIPE	2,000,000	20,037,644

(g)	Represents a security purchased on a when-issued basis.
(h)	The rate shown is the seven-day current annualized yield at May 31, 2021.
Abbreviation Legend
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,071,742,856	—	—	1,071,742,856
Consumer Discretionary	257,087,577	—	—	257,087,577
Health Care	12,263,494	—	9,999,997	22,263,491
Industrials	207,759,229	—	19,800,000	227,559,229
Information Technology	8,639,121,868	105,325,086	24,965,710	8,769,412,664
Total Common Stocks	10,187,975,024	105,325,086	54,765,707	10,348,065,817
Corporate Bonds & Notes	—	—	565,777	565,777
Preferred Stocks
Financials	—	—	3,951,416	3,951,416
Total Preferred Stocks	—	—	3,951,416	3,951,416
Money Market Funds	26,424,373	—	—	26,424,373
Total Investments in Securities	10,214,399,397	105,325,086	59,282,900	10,379,007,383
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Technology and Information Fund | Annual Report 2021

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,082,595,192)	$9,430,532,934
Affiliated issuers (cost $602,586,726)	948,474,449
Cash	37,644
Receivable for:
Investments sold	13,476,467
Capital shares sold	11,419,067
Dividends	4,422,188
Interest	13,951
Foreign tax reclaims	151,790
Prepaid expenses	95,516
Total assets	10,408,624,006
Liabilities
Payable for:
Investments purchased	5,239,542
Investments purchased on a delayed delivery basis	20,037,644
Capital shares purchased	12,055,711
Management services fees	234,690
Distribution and/or service fees	61,221
Transfer agent fees	815,336
Compensation of board members	329,754
Other expenses	134,101
Total liabilities	38,907,999
Net assets applicable to outstanding capital stock	$10,369,716,007
Represented by
Paid in capital	3,770,541,399
Total distributable earnings (loss)	6,599,174,608
Total - representing net assets applicable to outstanding capital stock	$10,369,716,007
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2021	13

Statement of Assets and Liabilities  (continued)
May 31, 2021
Class A
Net assets	$7,078,794,437
Shares outstanding	58,221,687
Net asset value per share	$121.58
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$129.00
Advisor Class
Net assets	$317,883,054
Shares outstanding	2,719,785
Net asset value per share	$116.88
Class C
Net assets	$416,301,146
Shares outstanding	6,016,248
Net asset value per share	$69.20
Institutional Class
Net assets	$2,027,452,914
Shares outstanding	14,794,127
Net asset value per share	$137.04
Institutional 2 Class
Net assets	$320,652,297
Shares outstanding	2,325,388
Net asset value per share	$137.89
Institutional 3 Class
Net assets	$115,172,799
Shares outstanding	843,869
Net asset value per share	$136.48
Class R
Net assets	$93,459,360
Shares outstanding	825,864
Net asset value per share	$113.17
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Technology and Information Fund | Annual Report 2021

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$85,205,244
Dividends — affiliated issuers	1,422,675
Interest	19,654
Foreign taxes withheld	(336,536)
Total income	86,311,037
Expenses:
Management services fees	71,805,854
Distribution and/or service fees
Class A	14,539,063
Class C	3,933,544
Class R	388,306
Transfer agent fees
Class A	5,479,944
Advisor Class	241,541
Class C	371,349
Institutional Class	1,579,904
Institutional 2 Class	151,345
Institutional 3 Class	5,433
Class R	73,213
Compensation of board members	214,924
Custodian fees	59,918
Printing and postage fees	276,057
Registration fees	199,178
Audit fees	30,280
Legal fees	88,249
Interest on interfund lending	347
Compensation of chief compliance officer	1,753
Other	409,960
Total expenses	99,850,162
Expense reduction	(4,824)
Total net expenses	99,845,338
Net investment loss	(13,534,301)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,330,777,080
Investments — affiliated issuers	72,030,476
Foreign currency translations	(82,010)
Options purchased	2,732,634
Options contracts written	(11,447,588)
Net realized gain	1,394,010,592
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,726,825,869
Investments — affiliated issuers	358,317,607
Foreign currency translations	18,175
Options contracts written	700,220
Net change in unrealized appreciation (depreciation)	3,085,861,871
Net realized and unrealized gain	4,479,872,463
Net increase in net assets resulting from operations	$4,466,338,162
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income (loss)	$(13,534,301)	$35,550,696
Net realized gain	1,394,010,592	642,624,661
Net change in unrealized appreciation (depreciation)	3,085,861,871	994,550,657
Net increase in net assets resulting from operations	4,466,338,162	1,672,726,014
Distributions to shareholders
Net investment income and net realized gains
Class A	(592,051,323)	(491,295,474)
Advisor Class	(28,846,355)	(20,293,806)
Class C	(63,180,278)	(56,916,922)
Institutional Class	(156,391,019)	(126,323,675)
Institutional 2 Class	(25,114,865)	(22,823,937)
Institutional 3 Class	(7,867,166)	(4,256,818)
Class R	(8,159,269)	(8,122,682)
Total distributions to shareholders	(881,610,275)	(730,033,314)
Increase in net assets from capital stock activity	118,205,067	171,158,582
Total increase in net assets	3,702,932,954	1,113,851,282
Net assets at beginning of year	6,666,783,053	5,552,931,771
Net assets at end of year	$10,369,716,007	$6,666,783,053
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Technology and Information Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,156,874	330,601,821	3,631,048	271,430,454
Distributions reinvested	5,322,400	540,329,989	5,938,144	448,804,890
Redemptions	(7,223,520)	(731,901,184)	(8,277,755)	(618,677,428)
Net increase	1,255,754	139,030,626	1,291,437	101,557,916
Advisor Class
Subscriptions	806,303	81,183,903	809,934	58,706,500
Distributions reinvested	248,817	24,254,634	228,721	16,655,474
Redemptions	(831,206)	(84,452,889)	(733,438)	(53,849,086)
Net increase	223,914	20,985,648	305,217	21,512,888
Class C
Subscriptions	810,016	48,773,047	1,100,297	51,642,303
Distributions reinvested	1,047,369	60,726,464	1,136,454	52,526,908
Redemptions	(2,878,542)	(176,348,029)	(3,043,620)	(141,478,408)
Net decrease	(1,021,157)	(66,848,518)	(806,869)	(37,309,197)
Institutional Class
Subscriptions	2,349,567	266,415,040	3,050,121	253,586,434
Distributions reinvested	1,156,580	132,185,564	1,259,517	105,925,376
Redemptions	(3,378,826)	(384,695,180)	(3,496,339)	(287,226,991)
Net increase	127,321	13,905,424	813,299	72,284,819
Institutional 2 Class
Subscriptions	747,897	89,315,567	851,764	72,125,615
Distributions reinvested	217,657	25,026,231	268,233	22,679,076
Redemptions	(1,167,158)	(133,737,781)	(980,532)	(82,057,697)
Net increase (decrease)	(201,604)	(19,395,983)	139,465	12,746,994
Institutional 3 Class
Subscriptions	434,712	50,495,303	266,307	22,545,796
Distributions reinvested	64,409	7,328,472	49,874	4,175,976
Redemptions	(217,198)	(24,730,651)	(186,942)	(15,598,053)
Net increase	281,923	33,093,124	129,239	11,123,719
Class R
Subscriptions	240,018	22,536,390	297,966	21,165,558
Distributions reinvested	84,346	7,979,128	105,728	7,503,529
Redemptions	(363,502)	(33,080,772)	(555,826)	(39,427,644)
Net decrease	(39,138)	(2,565,254)	(152,132)	(10,758,557)
Total net increase	627,013	118,205,067	1,719,656	171,158,582
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2021	$79.11	(0.19)	53.51	53.32	(0.44)	(10.41)	(10.85)
Year Ended 5/31/2020	$67.52	0.41(e)	20.34	20.75	—	(9.16)	(9.16)
Year Ended 5/31/2019	$76.76	(0.03)	(2.02)	(2.05)	—	(7.19)	(7.19)
Year Ended 5/31/2018	$72.96	(0.29)	11.98	11.69	—	(7.89)	(7.89)
Year Ended 5/31/2017	$55.64	(0.27)	22.39	22.12	—	(4.80)	(4.80)
Advisor Class
Year Ended 5/31/2021	$76.31	0.06	51.57	51.63	(0.52)	(10.54)	(11.06)
Year Ended 5/31/2020	$65.38	0.58(e)	19.69	20.27	—	(9.34)	(9.34)
Year Ended 5/31/2019	$74.50	0.14	(2.00)	(1.86)	—	(7.26)	(7.26)
Year Ended 5/31/2018	$71.01	(0.10)	11.65	11.55	—	(8.06)	(8.06)
Year Ended 5/31/2017	$54.25	(0.10)	21.80	21.70	—	(4.94)	(4.94)
Class C
Year Ended 5/31/2021	$48.21	(0.57)	31.78	31.21	(0.20)	(10.02)	(10.22)
Year Ended 5/31/2020	$43.98	(0.10)(e)	13.09	12.99	—	(8.76)	(8.76)
Year Ended 5/31/2019	$52.96	(0.37)	(1.65)	(2.02)	—	(6.96)	(6.96)
Year Ended 5/31/2018	$52.49	(0.60)	8.45	7.85	—	(7.38)	(7.38)
Year Ended 5/31/2017	$41.15	(0.54)	16.28	15.74	—	(4.40)	(4.40)
Institutional Class
Year Ended 5/31/2021	$88.14	0.07	59.89	59.96	(0.52)	(10.54)	(11.06)
Year Ended 5/31/2020	$74.36	0.67(e)	22.45	23.12	—	(9.34)	(9.34)
Year Ended 5/31/2019	$83.59	0.16	(2.13)	(1.97)	—	(7.26)	(7.26)
Year Ended 5/31/2018	$78.77	(0.11)	12.99	12.88	—	(8.06)	(8.06)
Year Ended 5/31/2017	$59.72	(0.13)	24.12	23.99	—	(4.94)	(4.94)
Institutional 2 Class
Year Ended 5/31/2021	$88.63	0.11	60.24	60.35	(0.53)	(10.56)	(11.09)
Year Ended 5/31/2020	$74.73	0.71(e)	22.57	23.28	—	(9.38)	(9.38)
Year Ended 5/31/2019	$83.94	0.20	(2.13)	(1.93)	—	(7.28)	(7.28)
Year Ended 5/31/2018	$79.07	(0.07)	13.04	12.97	—	(8.10)	(8.10)
Year Ended 5/31/2017	$59.94	(0.07)	24.20	24.13	—	(5.00)	(5.00)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Technology and Information Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2021	$121.58	70.10%	1.20%(c)	1.20%(c),(d)	(0.19%)	32%	$7,078,794
Year Ended 5/31/2020	$79.11	31.36%	1.23%(c),(f)	1.23%(c),(d),(f)	0.54%	37%	$4,506,828
Year Ended 5/31/2019	$67.52	(1.50%)	1.25%(c)	1.24%(c),(d)	(0.05%)	37%	$3,759,214
Year Ended 5/31/2018	$76.76	16.85%	1.24%	1.24%(d)	(0.39%)	39%	$3,767,260
Year Ended 5/31/2017	$72.96	41.72%	1.29%	1.29%(d)	(0.43%)	54%	$3,465,647
Advisor Class
Year Ended 5/31/2021	$116.88	70.53%	0.95%(c)	0.95%(c),(d)	0.06%	32%	$317,883
Year Ended 5/31/2020	$76.31	31.69%	0.98%(c),(f)	0.98%(c),(d),(f)	0.79%	37%	$190,471
Year Ended 5/31/2019	$65.38	(1.26%)	0.99%(c)	0.99%(c),(d)	0.21%	37%	$143,228
Year Ended 5/31/2018	$74.50	17.15%	0.99%	0.99%(d)	(0.14%)	39%	$154,144
Year Ended 5/31/2017	$71.01	42.07%	1.03%	1.03%(d)	(0.17%)	54%	$82,405
Class C
Year Ended 5/31/2021	$69.20	68.85%	1.94%(c)	1.94%(c),(d)	(0.96%)	32%	$416,301
Year Ended 5/31/2020	$48.21	30.39%	1.98%(c),(f)	1.98%(c),(d),(f)	(0.22%)	37%	$339,268
Year Ended 5/31/2019	$43.98	(2.23%)	1.99%(c)	1.99%(c),(d)	(0.75%)	37%	$344,977
Year Ended 5/31/2018	$52.96	15.98%	1.99%	1.99%(d)	(1.14%)	39%	$957,190
Year Ended 5/31/2017	$52.49	40.64%	2.04%	2.04%(d)	(1.18%)	54%	$890,068
Institutional Class
Year Ended 5/31/2021	$137.04	70.53%	0.95%(c)	0.95%(c),(d)	0.06%	32%	$2,027,453
Year Ended 5/31/2020	$88.14	31.70%	0.98%(c),(f)	0.98%(c),(d),(f)	0.80%	37%	$1,292,741
Year Ended 5/31/2019	$74.36	(1.25%)	0.99%(c)	0.99%(c),(d)	0.21%	37%	$1,030,165
Year Ended 5/31/2018	$83.59	17.14%	0.99%	0.99%(d)	(0.14%)	39%	$1,205,243
Year Ended 5/31/2017	$78.77	42.05%	1.04%	1.04%(d)	(0.19%)	54%	$882,557
Institutional 2 Class
Year Ended 5/31/2021	$137.89	70.60%	0.91%(c)	0.91%(c)	0.09%	32%	$320,652
Year Ended 5/31/2020	$88.63	31.76%	0.94%(c),(f)	0.94%(c),(f)	0.83%	37%	$223,964
Year Ended 5/31/2019	$74.73	(1.20%)	0.95%(c)	0.95%(c)	0.25%	37%	$178,417
Year Ended 5/31/2018	$83.94	17.20%	0.94%	0.94%	(0.09%)	39%	$173,624
Year Ended 5/31/2017	$79.07	42.16%	0.96%	0.96%	(0.10%)	54%	$125,534
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2021	$87.79	0.19	59.63	59.82	(0.54)	(10.59)	(11.13)
Year Ended 5/31/2020	$74.09	0.78(e)	22.33	23.11	—	(9.41)	(9.41)
Year Ended 5/31/2019	$83.26	0.24	(2.12)	(1.88)	—	(7.29)	(7.29)
Year Ended 5/31/2018	$78.48	(0.00)(g)	12.90	12.90	—	(8.12)	(8.12)
Year Ended 5/31/2017(h)	$71.02	(0.02)	7.48	7.46	—	—	—
Class R
Year Ended 5/31/2021	$74.19	(0.42)	50.04	49.62	(0.36)	(10.28)	(10.64)
Year Ended 5/31/2020	$63.78	0.19(e)	19.20	19.39	—	(8.98)	(8.98)
Year Ended 5/31/2019	$73.05	(0.20)	(1.96)	(2.16)	—	(7.11)	(7.11)
Year Ended 5/31/2018	$69.79	(0.46)	11.44	10.98	—	(7.72)	(7.72)
Year Ended 5/31/2017	$53.42	(0.41)	21.45	21.04	—	(4.67)	(4.67)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2020	$0.52	$0.50	$0.32	$0.58	$0.58	$0.58	$0.49

(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Seligman Technology and Information Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2021	$136.48	70.67%	0.86%(c)	0.86%(c)	0.17%	32%	$115,173
Year Ended 5/31/2020	$87.79	31.81%	0.89%(c),(f)	0.89%(c),(f)	0.93%	37%	$49,333
Year Ended 5/31/2019	$74.09	(1.14%)	0.90%(c)	0.90%(c)	0.31%	37%	$32,058
Year Ended 5/31/2018	$83.26	17.25%	0.90%	0.90%	(0.00%)(g)	39%	$20,050
Year Ended 5/31/2017(h)	$78.48	10.51%	0.92%(i)	0.92%(i)	(0.04%)(i)	54%	$222
Class R
Year Ended 5/31/2021	$113.17	69.70%	1.44%(c)	1.44%(c),(d)	(0.44%)	32%	$93,459
Year Ended 5/31/2020	$74.19	31.03%	1.48%(c),(f)	1.48%(c),(d),(f)	0.27%	37%	$64,178
Year Ended 5/31/2019	$63.78	(1.75%)	1.49%(c)	1.49%(c),(d)	(0.29%)	37%	$64,874
Year Ended 5/31/2018	$73.05	16.57%	1.49%	1.49%(d)	(0.64%)	39%	$76,007
Year Ended 5/31/2017	$69.79	41.36%	1.54%	1.54%(d)	(0.68%)	54%	$71,811
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2021	21

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Columbia Seligman Technology and Information Fund (formerly known as Columbia Seligman Communications and Information Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective June 9, 2021, Columbia Seligman Communications and Information Fund was renamed Columbia Seligman Technology and Information Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange
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Notes to Financial Statements  (continued)
May 31, 2021
rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to
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Notes to Financial Statements  (continued)
May 31, 2021
sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
May 31, 2021
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to facilitate buying and selling of securities for investments, to protect gains, to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2021:
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	(11,447,588)	2,732,634	(8,714,954)

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Notes to Financial Statements  (continued)
May 31, 2021
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	700,220
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2021:
Derivative instrument	Average value ($)
Options contracts — purchased	132,442*
Options contracts — written	(7,694,697)**

*	Based on the ending daily outstanding amounts for the year ended May 31, 2021.
**	Based on the ending quarterly outstanding amounts for the year ended May 31, 2021.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
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Notes to Financial Statements  (continued)
May 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.837% of the Fund’s average daily net assets.
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Notes to Financial Statements  (continued)
May 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.09
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $4,824.
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Notes to Financial Statements  (continued)
May 31, 2021
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $15,255,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	2,279,036
Class C	—	1.00(b)	12,924

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.34%	1.33%
Advisor Class	1.09	1.08
Class C	2.09	2.08
Institutional Class	1.09	1.08
Institutional 2 Class	1.05	1.04
Institutional 3 Class	1.00	0.99
Class R	1.59	1.58
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
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Notes to Financial Statements  (continued)
May 31, 2021
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications, net operating loss reclassification and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
13,519,480	(13,519,480)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
130,650,547	750,959,728	881,610,275	32,719,905	697,313,409	730,033,314
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
168,394,426	750,885,751	—	5,680,198,672
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,698,808,711	5,739,887,786	(59,689,114)	5,680,198,672
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
30	Columbia Seligman Technology and Information Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,720,423,718 and $3,494,091,803, respectively, for the year ended May 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	5,175,000	0.60	4
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Columbia Seligman Technology and Information Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
May 31, 2021
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
32	Columbia Seligman Technology and Information Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved changes to the Fund’s name and principal investment strategies. As a result, effective June 9, 2021, the Fund’s name has been changed to Columbia Seligman Technology and Information Fund and the Fund has modified its 80% investment policy to align with the new fund name.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Seligman Technology and Information Fund | Annual Report 2021	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Seligman Technology and Information Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Technology and Information Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Seligman Technology and Information Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
82.18%	81.16%	$1,230,985,685
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Seligman Technology and Information Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
36	Columbia Seligman Technology and Information Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Seligman Technology and Information Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
38	Columbia Seligman Technology and Information Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Seligman Technology and Information Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
40	Columbia Seligman Technology and Information Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Seligman Technology and Information Fund | Annual Report 2021	41

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
42	Columbia Seligman Technology and Information Fund | Annual Report 2021

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Columbia Seligman Technology and Information Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN219_05_L01_(07/21)

Annual Report
May 31, 2021
Columbia Large Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mullin, CFA
Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	46.70	13.24	10.82
	Including sales charges		38.30	11.92	10.16
Advisor Class		12/11/06	46.97	13.52	11.04
Class C	Excluding sales charges	06/26/00	45.52	12.38	9.99
	Including sales charges		44.52	12.38	9.99
Institutional Class		09/27/10	47.04	13.52	11.10
Institutional 2 Class		12/11/06	47.01	13.59	11.20
Institutional 3 Class*		11/08/12	47.16	13.63	11.18
Class R		12/11/06	46.37	12.96	10.55
Russell 1000 Value Index			44.38	12.33	11.51
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2011 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2021)
Common Stocks	97.5
Convertible Bonds	1.4
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2021)
Communication Services	6.7
Consumer Discretionary	6.9
Consumer Staples	6.9
Energy	5.7
Financials	23.7
Health Care	12.1
Industrials	13.6
Information Technology	10.7
Materials	5.0
Real Estate	4.3
Utilities	4.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2021, the Fund’s Class A shares returned 46.70% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 44.38% for the same time period.
Market overview
During a year like no other, U.S. equity markets delivered substantial gains for the annual period ended May 31, 2021. Quick and unprecedented measures taken by government policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred U.S. equities overall to rally from the start of the annual period through to the end, albeit marked by spikes in volatility on headlines around increasing COVID-19 cases, divisive U.S. elections, stalled talks on further fiscal stimulus and potentially higher inflation. Market uncertainty levels were unusually high. Market participants, however, were cheered by expectations that the development, approval and subsequent accelerated rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. Passage of a fiscal stimulus package and the proposal of a substantial infrastructure bill in late March 2021, together with eased activity restrictions and better than expected economic data, provided further boosts to investor sentiment.
The U.S. equity market rally was largely driven during the first half of the annual period by outsized gains in mega-cap technology stocks and other growth-oriented sectors, but the second half of the annual period saw a rotation into more value-oriented market segments across the capitalization spectrum. There was also wide dispersion among sector returns within the benchmark, though gains were strong and broad-based, with each sector generating a double-digit return. The best-performing sectors within the benchmark during the annual period were the financials, materials, industrials and consumer discretionary sectors. The utilities, health care, consumer staples and information technology sectors were comparatively weakest.
The Fund’s notable contributors during the period
•	Strong stock selection was the primary driver of the Fund’s outperformance of the benchmark, particularly in the information technology, materials and industrials sectors. Allocation decisions were a secondary contributor.
•	Among individual holdings, the Fund’s position in Freeport-McMoRan, Inc., a metals miner within the materials sector, contributed most positively to relative performance. Shares of Freeport-McMoRan rose on a sharp rebound in spot copper prices, up approximately 90% during the annual period on rising demand and constrained supply. Deleveraging of the company’s balance sheet and the successful transition of its Grasberg mine in Indonesia from above- to under-ground operations also supported its gains during the annual period.
•	FedEx Corp., a packages and freight delivery company within the industrials sector, benefited from strong execution of its plan for better integration of its internal networks. A significantly improved competitive environment given the COVID-19 pandemic-driven shutdown of most commercial airline traffic and stronger than expected demand for its services given heightened e-commerce activity during the lockdown further boosted FedEx’s performance during the annual period.
•	Lam Research Corp., a semiconductor processing equipment manufacturer within the information technology sector, was a strong positive contributor. Its shares rose on continued strong management team execution of its long-term plan and on higher demand for semiconductors as COVID-19 drove a dramatic change in where and how people work and learn.
•	Albemarle Corp., a specialty chemicals producer within the materials sector, benefited most during the annual period from its lithium business segment. The price of lithium, a key component of batteries, rose during the annual period on heightened demand for consumer electronics and enthusiasm around the outlook for electric vehicles. Albemarle’s shares also gained on effective cost controls, better capital discipline and an improving balance sheet given the February 2021 agreement to sell its fine chemistry business to W.R. Grace in an effort to refine its portfolio and focus on its core-growth-oriented business segments. (The transaction was completed on June 1, 2021.)
•	Not having a position in semiconductor bellwether Intel Corp., which posted a negative absolute return during the annual period, also notably contributed to the Fund’s results compared to the benchmark. Intel’s shares fell on concerns around the company’s strategic direction and on a series of manufacturing setbacks under its then-CEO, who left the firm in February 2021.
Columbia Large Cap Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The Fund’s notable detractors during the period
•	The sectors that detracted most from the Fund’s relative results during the annual period were health care, real estate and financials, where unfavorable stock selection drove most of the underperformance.
•	Among the individual stocks that detracted most from relative results was an out-of-benchmark position in American Tower Corp., which significantly underperformed the benchmark during the annual period. The wireless communications and broadcast tower real estate investment trust underperformed primarily on investor concerns around the impact of the merger of T-Mobile and Sprint on cell tower infrastructure.
•	Merck & Co., Inc., a pharmaceuticals and animal health company in the health care sector, saw its share price decline as some patients either delayed treatment or diagnoses during the COVID-19 pandemic, slightly decreasing demand for its products. Also, investors favored more industrial, cyclical and economic re-opening plays rather than more traditionally defensive stocks, such as Merck, during the annual period.
•	Baxter International Inc., a medical products and technologies manufacturer in the health care sector, similarly experienced a share price decline as the health care sector in general was not in favor by investors during the annual period. Also, Baxter International suffered from some COVID-19-related profitability and margin missteps. Given our outlook for its growth and margins, we sold the Fund’s position in Baxter International by the end of the annual period.
•	Northrop Grumman Corp., a global security company in the industrials sector providing systems, products and solutions in aerospace, electronics, information systems and technical services, had only a modest share price gain during the annual period, pressured by traditionally defensive sectors not being in favor by the market. While we believe the company’s fundamentals remained strong, its performance was muted by an uncertain outlook for the U.S. Department of Defense’s future budget and spending priorities given the Democrats’ election wins.
•	AT&T Inc., a telecommunications company, eked out only a modestly positive share price gain during the annual period on heightened concerns for its media business segment given increasing cord-cutting and streaming trends and for its wireless business segment given greater competition in that space. Further suppressing investor enthusiasm for AT&T was the debt load on its balance sheet, its July 2020 leadership transition and its talks of business restructuring.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,228.70	1,019.71	5.36	4.85	0.98
Advisor Class	1,000.00	1,000.00	1,229.50	1,020.94	3.99	3.62	0.73
Class C	1,000.00	1,000.00	1,223.70	1,016.04	9.43	8.55	1.73
Institutional Class	1,000.00	1,000.00	1,229.80	1,020.89	4.05	3.67	0.74
Institutional 2 Class	1,000.00	1,000.00	1,229.60	1,021.09	3.83	3.47	0.70
Institutional 3 Class	1,000.00	1,000.00	1,230.60	1,021.28	3.61	3.27	0.66
Class R	1,000.00	1,000.00	1,226.80	1,018.44	6.77	6.14	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Large Cap Value Fund | Annual Report 2021	7

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Communication Services 6.5%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	1,607,800	47,317,554
Media 3.2%
Comcast Corp., Class A	1,245,900	71,439,906
DISH Network Corp., Class A(a)	474,345	20,643,494
Total		92,083,400
Wireless Telecommunication Services 1.6%
T-Mobile USA, Inc.(a)	313,800	44,387,010
Total Communication Services		183,787,964
Consumer Discretionary 6.7%
Hotels, Restaurants & Leisure 2.5%
Darden Restaurants, Inc.	267,300	38,285,379
Las Vegas Sands Corp.(a)	542,400	31,323,600
Total		69,608,979
Household Durables 1.3%
Toll Brothers, Inc.	567,100	36,997,604
Specialty Retail 1.8%
Home Depot, Inc. (The)	163,300	52,078,003
Textiles, Apparel & Luxury Goods 1.1%
Levi Strauss & Co., Class A	1,148,300	30,728,508
Total Consumer Discretionary		189,413,094
Consumer Staples 6.7%
Beverages 1.3%
Coca-Cola Co. (The)	680,500	37,624,845
Food & Staples Retailing 1.8%
Walmart, Inc.	363,113	51,572,939
Household Products 1.9%
Procter & Gamble Co. (The)	387,400	52,240,890
Tobacco 1.7%
Philip Morris International, Inc.	497,500	47,973,925
Total Consumer Staples		189,412,599
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.6%
Oil, Gas & Consumable Fuels 5.6%
Chevron Corp.	284,600	29,538,634
ConocoPhillips Co.	754,400	42,050,256
EOG Resources, Inc.	509,000	40,893,060
Valero Energy Corp.	542,800	43,641,120
Total		156,123,070
Total Energy		156,123,070
Financials 23.1%
Banks 11.4%
Bank of America Corp.	1,422,943	60,318,554
Citigroup, Inc.	773,200	60,858,572
JPMorgan Chase & Co.	625,600	102,748,544
PNC Financial Services Group, Inc. (The)	250,301	48,728,598
Truist Financial Corp.	746,500	46,118,770
Total		318,773,038
Capital Markets 4.6%
Bank of New York Mellon Corp. (The)	764,600	39,820,368
Intercontinental Exchange, Inc.	289,500	32,678,760
Morgan Stanley	628,400	57,152,980
Total		129,652,108
Diversified Financial Services 3.1%
Berkshire Hathaway, Inc., Class B(a)	304,038	88,000,759
Insurance 4.0%
Allstate Corp. (The)	295,124	40,316,890
Chubb Ltd.	224,800	38,213,752
Lincoln National Corp.	467,700	32,640,783
Total		111,171,425
Total Financials		647,597,330
Health Care 11.8%
Biotechnology 0.2%
BioMarin Pharmaceutical, Inc.(a)	71,200	5,503,760
Health Care Equipment & Supplies 3.2%
Becton Dickinson and Co.	137,300	33,211,497
Medtronic PLC	444,900	56,319,891
Total		89,531,388
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.8%
Cigna Corp.	165,200	42,762,020
Humana, Inc.	79,300	34,709,610
Total		77,471,630
Pharmaceuticals 5.6%
Bristol-Myers Squibb Co.	529,400	34,792,168
Johnson & Johnson	511,900	86,639,075
Merck & Co., Inc.	479,400	36,381,666
Total		157,812,909
Total Health Care		330,319,687
Industrials 13.2%
Aerospace & Defense 1.1%
Northrop Grumman Corp.	82,000	30,001,340
Air Freight & Logistics 1.6%
FedEx Corp.	145,100	45,678,931
Airlines 1.4%
Alaska Air Group, Inc.(a)	587,500	40,655,000
Building Products 1.5%
Trane Technologies PLC	228,900	42,666,960
Electrical Equipment 1.4%
Eaton Corp. PLC	268,952	39,065,278
Industrial Conglomerates 1.2%
3M Co.	163,500	33,197,040
Machinery 3.5%
AGCO Corp.	237,100	32,807,527
Ingersoll Rand, Inc.(a)	616,400	30,598,096
Stanley Black & Decker, Inc.	167,300	36,270,640
Total		99,676,263
Road & Rail 1.5%
Norfolk Southern Corp.	144,800	40,674,320
Total Industrials		371,615,132
Information Technology 10.4%
Communications Equipment 2.0%
Cisco Systems, Inc.	1,065,600	56,370,240
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.2%
Fiserv, Inc.(a)	318,388	36,678,298
MasterCard, Inc., Class A	70,800	25,529,064
Total		62,207,362
Semiconductors & Semiconductor Equipment 3.4%
Broadcom, Inc.	62,700	29,615,091
Lam Research Corp.	60,700	39,445,895
ON Semiconductor Corp.(a)	654,200	26,194,168
Total		95,255,154
Software 0.8%
Microsoft Corp.	92,100	22,995,528
Technology Hardware, Storage & Peripherals 2.0%
Apple, Inc.	169,100	21,071,551
Western Digital Corp.(a)	457,000	34,380,110
Total		55,451,661
Total Information Technology		292,279,945
Materials 4.9%
Chemicals 3.7%
Albemarle Corp.	167,258	27,945,466
Eastman Chemical Co.	326,400	40,930,560
Linde PLC	118,600	35,651,160
Total		104,527,186
Metals & Mining 1.2%
Freeport-McMoRan, Inc.	762,762	32,585,193
Total Materials		137,112,379
Real Estate 4.2%
Equity Real Estate Investment Trusts (REITS) 4.2%
Alexandria Real Estate Equities, Inc.	143,000	25,491,180
American Tower Corp.	126,500	32,315,690
Duke Realty Corp.	733,291	34,068,700
Welltower, Inc.	339,500	25,384,415
Total		117,259,985
Total Real Estate		117,259,985

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 4.3%
Electric Utilities 1.8%
Pinnacle West Capital Corp.	200,000	16,916,000
Xcel Energy, Inc.	480,508	34,058,407
Total		50,974,407
Multi-Utilities 2.5%
Ameren Corp.	376,081	31,666,020
DTE Energy Co.	283,600	39,133,964
Total		70,799,984
Total Utilities		121,774,391
Total Common Stocks (Cost $1,651,431,369)		2,736,695,576

Convertible Bonds 1.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.4%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	11,987,000	12,370,584
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 1.0%
Lyft, Inc.(b)
05/15/2025	1.500%	16,996,000	27,601,504
Total Convertible Bonds (Cost $28,954,035)			39,972,088

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(c),(d)	31,169,109	31,165,992
Total Money Market Funds (Cost $31,165,992)		31,165,992
Total Investments in Securities (Cost: $1,711,551,396)		2,807,833,656
Other Assets & Liabilities, Net		2,270,782
Net Assets		2,810,104,438

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2021, the total value of these securities amounted to $27,601,504, which represents 0.98% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at May 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.042%
	18,672,136	663,776,677	(651,276,739)	(6,082)	31,165,992	2,114	29,099	31,169,109
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	183,787,964	—	—	183,787,964
Consumer Discretionary	189,413,094	—	—	189,413,094
Consumer Staples	189,412,599	—	—	189,412,599
Energy	156,123,070	—	—	156,123,070
Financials	647,597,330	—	—	647,597,330
Health Care	330,319,687	—	—	330,319,687
Industrials	371,615,132	—	—	371,615,132
Information Technology	292,279,945	—	—	292,279,945
Materials	137,112,379	—	—	137,112,379
Real Estate	117,259,985	—	—	117,259,985
Utilities	121,774,391	—	—	121,774,391
Total Common Stocks	2,736,695,576	—	—	2,736,695,576
Convertible Bonds	—	39,972,088	—	39,972,088
Money Market Funds	31,165,992	—	—	31,165,992
Total Investments in Securities	2,767,861,568	39,972,088	—	2,807,833,656
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2021	11

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,680,385,404)	$2,776,667,664
Affiliated issuers (cost $31,165,992)	31,165,992
Receivable for:
Capital shares sold	924,277
Dividends	4,087,913
Interest	126,788
Foreign tax reclaims	51,101
Prepaid expenses	30,694
Total assets	2,813,054,429
Liabilities
Due to custodian	51,101
Payable for:
Capital shares purchased	2,312,610
Management services fees	48,017
Distribution and/or service fees	13,085
Transfer agent fees	148,422
Compensation of board members	314,705
Other expenses	62,051
Total liabilities	2,949,991
Net assets applicable to outstanding capital stock	$2,810,104,438
Represented by
Paid in capital	1,657,885,688
Total distributable earnings (loss)	1,152,218,750
Total - representing net assets applicable to outstanding capital stock	$2,810,104,438
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Value Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
May 31, 2021
Class A
Net assets	$1,849,691,085
Shares outstanding	106,354,262
Net asset value per share	$17.39
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.45
Advisor Class
Net assets	$42,909,062
Shares outstanding	2,468,608
Net asset value per share	$17.38
Class C
Net assets	$13,359,200
Shares outstanding	770,747
Net asset value per share	$17.33
Institutional Class
Net assets	$224,530,824
Shares outstanding	12,931,429
Net asset value per share	$17.36
Institutional 2 Class
Net assets	$28,324,297
Shares outstanding	1,628,617
Net asset value per share	$17.39
Institutional 3 Class
Net assets	$648,128,652
Shares outstanding	36,803,475
Net asset value per share	$17.61
Class R
Net assets	$3,161,318
Shares outstanding	183,178
Net asset value per share	$17.26
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2021	13

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$47,162,844
Dividends — affiliated issuers	29,099
Interest	545,651
Total income	47,737,594
Expenses:
Management services fees	13,600,050
Distribution and/or service fees
Class A	3,948,515
Class C	162,083
Class R	13,104
Transfer agent fees
Class A	1,440,704
Advisor Class	31,093
Class C	15,054
Institutional Class	145,935
Institutional 2 Class	9,780
Institutional 3 Class	18,827
Class R	2,381
Compensation of board members	131,743
Custodian fees	11,480
Printing and postage fees	110,855
Registration fees	119,320
Audit fees	29,500
Legal fees	28,434
Compensation of chief compliance officer	426
Other	95,201
Total expenses	19,914,485
Expense reduction	(80)
Total net expenses	19,914,405
Net investment income	27,823,189
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	85,803,729
Investments — affiliated issuers	2,114
Net realized gain	85,805,843
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	728,078,394
Investments — affiliated issuers	(6,082)
Net change in unrealized appreciation (depreciation)	728,072,312
Net realized and unrealized gain	813,878,155
Net increase in net assets resulting from operations	$841,701,344
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Value Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income	$27,823,189	$30,937,784
Net realized gain	85,805,843	13,507,525
Net change in unrealized appreciation (depreciation)	728,072,312	(20,973,346)
Net increase in net assets resulting from operations	841,701,344	23,471,963
Distributions to shareholders
Net investment income and net realized gains
Class A	(21,349,285)	(98,233,617)
Advisor Class	(540,952)	(2,123,384)
Class C	(117,494)	(1,148,874)
Institutional Class	(2,508,417)	(10,012,314)
Institutional 2 Class	(357,200)	(1,216,640)
Institutional 3 Class	(2,883,504)	(236,417)
Class R	(29,617)	(184,679)
Total distributions to shareholders	(27,786,469)	(113,155,925)
Increase (decrease) in net assets from capital stock activity	359,233,147	(135,116,293)
Total increase (decrease) in net assets	1,173,148,022	(224,800,255)
Net assets at beginning of year	1,636,956,416	1,861,756,671
Net assets at end of year	$2,810,104,438	$1,636,956,416
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2021	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,242,162	47,775,587	3,411,650	44,474,776
Distributions reinvested	1,562,547	21,205,338	7,286,221	97,651,601
Redemptions	(17,368,965)	(241,756,304)	(19,862,101)	(256,882,926)
Net decrease	(12,564,256)	(172,775,379)	(9,164,230)	(114,756,549)
Advisor Class
Subscriptions	548,904	8,140,246	464,848	6,070,395
Distributions reinvested	39,630	539,038	159,239	2,122,498
Redemptions	(653,497)	(9,034,745)	(768,564)	(10,137,787)
Net decrease	(64,963)	(355,461)	(144,477)	(1,944,894)
Class C
Subscriptions	129,843	1,930,302	141,428	1,829,287
Distributions reinvested	8,718	114,905	81,500	1,106,656
Redemptions	(871,721)	(12,590,364)	(593,199)	(7,745,714)
Net decrease	(733,160)	(10,545,157)	(370,271)	(4,809,771)
Institutional Class
Subscriptions	5,563,063	81,537,117	2,790,603	36,666,374
Distributions reinvested	182,563	2,499,905	749,518	9,981,221
Redemptions	(3,996,584)	(55,485,421)	(4,965,575)	(63,444,917)
Net increase (decrease)	1,749,042	28,551,601	(1,425,454)	(16,797,322)
Institutional 2 Class
Subscriptions	594,993	8,733,199	556,942	7,243,544
Distributions reinvested	26,169	356,925	91,278	1,215,347
Redemptions	(534,790)	(7,648,614)	(406,286)	(5,134,776)
Net increase	86,372	1,441,510	241,934	3,324,115
Institutional 3 Class
Subscriptions	40,488,544	576,516,812	149,044	1,992,862
Distributions reinvested	183,917	2,883,461	17,535	236,258
Redemptions	(4,143,648)	(66,296,070)	(106,209)	(1,328,192)
Net increase	36,528,813	513,104,203	60,370	900,928
Class R
Subscriptions	75,902	1,098,094	39,919	495,252
Distributions reinvested	2,194	29,607	13,786	184,135
Redemptions	(93,604)	(1,315,871)	(139,323)	(1,712,187)
Net decrease	(15,508)	(188,170)	(85,618)	(1,032,800)
Total net increase (decrease)	24,986,340	359,233,147	(10,887,746)	(135,116,293)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Value Fund | Annual Report 2021

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Columbia Large Cap Value Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2021	$12.02	0.18	5.38	5.56	(0.19)	—	(0.19)
Year Ended 5/31/2020	$12.66	0.22	(0.05)	0.17	(0.21)	(0.60)	(0.81)
Year Ended 5/31/2019	$14.04	0.20	(0.16)	0.04	(0.19)	(1.23)	(1.42)
Year Ended 5/31/2018	$13.92	0.17	0.94	1.11	(0.16)	(0.83)	(0.99)
Year Ended 5/31/2017	$12.35	0.18	1.79	1.97	(0.17)	(0.23)	(0.40)
Advisor Class
Year Ended 5/31/2021	$12.02	0.21	5.37	5.58	(0.22)	—	(0.22)
Year Ended 5/31/2020	$12.66	0.25	(0.05)	0.20	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.03	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.91	0.21	0.94	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.35	0.21	1.79	2.00	(0.21)	(0.23)	(0.44)
Class C
Year Ended 5/31/2021	$11.99	0.07	5.36	5.43	(0.09)	—	(0.09)
Year Ended 5/31/2020	$12.62	0.12	(0.05)	0.07	(0.10)	(0.60)	(0.70)
Year Ended 5/31/2019	$13.99	0.10	(0.15)	(0.05)	(0.09)	(1.23)	(1.32)
Year Ended 5/31/2018	$13.88	0.06	0.93	0.99	(0.05)	(0.83)	(0.88)
Year Ended 5/31/2017	$12.32	0.08	1.79	1.87	(0.08)	(0.23)	(0.31)
Institutional Class
Year Ended 5/31/2021	$12.00	0.21	5.37	5.58	(0.22)	—	(0.22)
Year Ended 5/31/2020	$12.65	0.25	(0.06)	0.19	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.02	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.90	0.20	0.95	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.34	0.20	1.80	2.00	(0.21)	(0.23)	(0.44)
Institutional 2 Class
Year Ended 5/31/2021	$12.03	0.22	5.37	5.59	(0.23)	—	(0.23)
Year Ended 5/31/2020	$12.67	0.25	(0.04)	0.21	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.04	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$13.93	0.21	0.93	1.14	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.36	0.22	1.80	2.02	(0.22)	(0.23)	(0.45)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2021	$17.39	46.70%	1.01%	1.01%(c)	1.25%	27%	$1,849,691
Year Ended 5/31/2020	$12.02	0.73%	1.02%	1.02%(c)	1.64%	15%	$1,429,986
Year Ended 5/31/2019	$12.66	0.62%	1.02%	1.02%(c)	1.49%	23%	$1,621,964
Year Ended 5/31/2018	$14.04	7.82%	1.01%	1.01%(c)	1.17%	21%	$1,836,324
Year Ended 5/31/2017	$13.92	16.17%	1.03%	1.03%(c)	1.40%	31%	$1,986,051
Advisor Class
Year Ended 5/31/2021	$17.38	46.97%	0.76%	0.76%(c)	1.50%	27%	$42,909
Year Ended 5/31/2020	$12.02	1.01%	0.77%	0.77%(c)	1.89%	15%	$30,446
Year Ended 5/31/2019	$12.66	0.95%	0.77%	0.77%(c)	1.74%	23%	$33,903
Year Ended 5/31/2018	$14.03	8.10%	0.77%	0.77%(c)	1.50%	21%	$42,087
Year Ended 5/31/2017	$13.91	16.37%	0.78%	0.78%(c)	1.63%	31%	$9,409
Class C
Year Ended 5/31/2021	$17.33	45.52%	1.76%	1.76%(c)	0.52%	27%	$13,359
Year Ended 5/31/2020	$11.99	(0.03%)	1.77%	1.77%(c)	0.89%	15%	$18,031
Year Ended 5/31/2019	$12.62	(0.06%)	1.76%	1.76%(c)	0.74%	23%	$23,646
Year Ended 5/31/2018	$13.99	6.96%	1.76%	1.76%(c)	0.41%	21%	$57,445
Year Ended 5/31/2017	$13.88	15.28%	1.78%	1.78%(c)	0.64%	31%	$66,229
Institutional Class
Year Ended 5/31/2021	$17.36	47.04%	0.76%	0.76%(c)	1.49%	27%	$224,531
Year Ended 5/31/2020	$12.00	0.93%	0.77%	0.77%(c)	1.89%	15%	$134,233
Year Ended 5/31/2019	$12.65	0.96%	0.77%	0.77%(c)	1.74%	23%	$159,448
Year Ended 5/31/2018	$14.02	8.10%	0.76%	0.76%(c)	1.42%	21%	$193,314
Year Ended 5/31/2017	$13.90	16.38%	0.79%	0.79%(c)	1.52%	31%	$210,649
Institutional 2 Class
Year Ended 5/31/2021	$17.39	47.01%	0.71%	0.71%	1.54%	27%	$28,324
Year Ended 5/31/2020	$12.03	1.08%	0.71%	0.71%	1.95%	15%	$18,546
Year Ended 5/31/2019	$12.67	1.02%	0.70%	0.70%	1.82%	23%	$16,474
Year Ended 5/31/2018	$14.04	8.08%	0.71%	0.71%	1.47%	21%	$39,230
Year Ended 5/31/2017	$13.93	16.53%	0.71%	0.71%	1.70%	31%	$38,168
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2021	$12.17	0.24	5.43	5.67	(0.23)	—	(0.23)
Year Ended 5/31/2020	$12.82	0.26	(0.06)	0.20	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.19	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$14.06	0.23	0.94	1.17	(0.21)	(0.83)	(1.04)
Year Ended 5/31/2017	$12.47	0.24	1.80	2.04	(0.22)	(0.23)	(0.45)
Class R
Year Ended 5/31/2021	$11.93	0.14	5.35	5.49	(0.16)	—	(0.16)
Year Ended 5/31/2020	$12.57	0.18	(0.05)	0.13	(0.17)	(0.60)	(0.77)
Year Ended 5/31/2019	$13.95	0.17	(0.16)	0.01	(0.16)	(1.23)	(1.39)
Year Ended 5/31/2018	$13.83	0.13	0.94	1.07	(0.12)	(0.83)	(0.95)
Year Ended 5/31/2017	$12.28	0.15	1.77	1.92	(0.14)	(0.23)	(0.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2021	$17.61	47.16%	0.66%	0.66%	1.54%	27%	$648,129
Year Ended 5/31/2020	$12.17	1.01%	0.69%	0.69%	1.97%	15%	$3,344
Year Ended 5/31/2019	$12.82	1.03%	0.69%	0.69%	1.82%	23%	$2,746
Year Ended 5/31/2018	$14.19	8.18%	0.69%	0.68%	1.56%	21%	$3,281
Year Ended 5/31/2017	$14.06	16.60%	0.67%	0.67%	1.87%	31%	$747
Class R
Year Ended 5/31/2021	$17.26	46.37%	1.26%	1.26%(c)	1.00%	27%	$3,161
Year Ended 5/31/2020	$11.93	0.45%	1.27%	1.27%(c)	1.38%	15%	$2,371
Year Ended 5/31/2019	$12.57	0.37%	1.27%	1.27%(c)	1.24%	23%	$3,574
Year Ended 5/31/2018	$13.95	7.61%	1.26%	1.26%(c)	0.91%	21%	$4,510
Year Ended 5/31/2017	$13.83	15.82%	1.28%	1.28%(c)	1.15%	31%	$5,689
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2021	21

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the
22	Columbia Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Large Cap Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
May 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.64% of the Fund’s average daily net assets.
24	Columbia Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended May 31, 2021, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $115,733,177 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.04
Institutional 3 Class	0.01
Class R	0.09
Columbia Large Cap Value Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
May 31, 2021
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $80.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $593,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	322,165
Class C	—	1.00(b)	284

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.08%	1.07%
Advisor Class	0.83	0.82
Class C	1.83	1.82
Institutional Class	0.83	0.82
Institutional 2 Class	0.76	0.76
Institutional 3 Class	0.74	0.74
Class R	1.33	1.32
26	Columbia Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(337,324)	337,324	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
27,786,469	—	27,786,469	32,476,612	80,679,313	113,155,925
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
11,484,829	47,362,318	—	1,093,683,346
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,714,150,310	1,109,776,409	(16,093,063)	1,093,683,346
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Large Cap Value Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
May 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $909,774,305 and $563,771,310, respectively, for the year ended May 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
28	Columbia Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
Columbia Large Cap Value Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
May 31, 2021
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2021, affiliated shareholders of record owned 86.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Large Cap Value Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Value Fund | Annual Report 2021	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$49,730,434
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Large Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Large Cap Value Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Large Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Large Cap Value Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Large Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Columbia Large Cap Value Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Large Cap Value Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Large Cap Value Fund | Annual Report 2021	39

Columbia Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN138_05_L01_(07/21)

Annual Report
May 31, 2021
Multi-Manager Value Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Value Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Value Strategies Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Scott Davis
Michael Barclay, CFA
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Dimensional Fund Advisors LP
Jed Fogdall
Joel Schneider
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2021)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	45.16	14.23	12.53
Institutional 3 Class*	12/18/19	45.20	14.25	12.54
Russell 1000 Value Index		44.38	12.33	12.61
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017. Returns shown for periods prior to the inception date of the Fund’s Institutional 3 Class shares include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017, and of the Fund’s Institutional Class shares for the period from January 3, 2017 though the inception date of such share class, as applicable. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to a different investment objective, principal investment strategies and/or management teams. If the Fund’s current investment objective, strategies and/or management teams had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Value Strategies Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Value Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2021)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2021)
Communication Services	9.1
Consumer Discretionary	8.9
Consumer Staples	7.6
Energy	5.3
Financials	22.4
Health Care	13.4
Industrials	12.0
Information Technology	11.8
Materials	5.3
Real Estate	2.2
Utilities	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Value Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. A portion of the Fund’s assets is subadvised by Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management (Diamond Hill). As of May 31, 2021, CMIA, DFA and Diamond Hill managed approximately 27.7%, 38.2% and 34.1% of the portfolio, respectively.
For the 12-month period that ended May 31, 2021, the Fund’s Institutional Class shares returned 45.16%. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 44.38% for the same time period.
Market overview
U.S. equities delivered substantial gains for the 12 months ended May 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments.
CMIA
Our portion of the Fund’s portfolio measures its relative performance against the Russell 1000 Index instead of the Fund’s benchmark Russell 1000 Value Index. During the 12-month period that ended May 31, 2021, our portion of the Fund’s portfolio underperformed the Russell 1000 Index.
The Fund’s notable detractors during the period
•	The Fund’s performance relative to Russell 1000 Index was driven primarily by stock selection within the health care, financials and communication services sectors.
•	Sector allocation was a secondary detractor, with our portion of the Fund’s overweight to the weak-performing utilities sector and underweight to the strong-performing consumer discretionary sector weighing on results versus the Russell 1000 Index.
•	Within the industrials sector, our portion of the Fund’s position in aerospace and defense company Lockheed Martin Corp. underperformed as investor sentiment favored more economically sensitive names and concerns over the defense spending policy of the new U.S. administration.
•	Within the health care sector:
○	Shares of Merck & Co., Inc. came under pressure during the period from investor concerns over potential regulatory changes and lower drug prices in the pharmaceutical industry, as well as anticipated changes in Merck’s management team.
○	An overweight position in Johnson & Johnson detracted from relative results. While shares delivered a strong absolute performance during the period, the health care sector overall was a weaker performing sector in the Russell 1000 Index during the period.
•	Within information technology:
○	Computer network equipment maker Cisco Systems, Inc. weighed on results as enterprise spending on networking was slow to recover during the period.
○	Chipmaker Intel Corporation was also among the Fund’s detractors. We exited the position in our portion of the Fund on news that delivery of its next generation chip would be delayed.
Multi-Manager Value Strategies Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	A lack of exposure to names such as Tesla and Alphabet weighed on results relative to the Russell 1000 Index in our portion of the Fund’s portfolio. Tesla alone accounted for nearly all the underperformance in consumer discretionary. Our portion of the Fund doesn’t own these companies as neither pay a dividend.
The Fund’s notable contributors during the period
•	The Fund’s stock selection within the information technology sector and overweight allocation to the strong-performing financials and industrials sectors benefited results compared to the Russell 1000 Index during the period.
•	Fund positions in semiconductor capital equipment stocks Lam Research Corp. and KLA Corp. were notable contributors.
○	Lam Research makes equipment necessary to the manufacture of semiconductors, while KLA makes testing equipment that allows manufacturers to maximize chip yield.
○	Both Lam Research and KLA possess high profit margins, strong cash flow and balance sheets, producing high barriers to entry. Both stocks benefited during the period from the shortage of semiconductors, which has led to a ramp up in chip production. Importantly, we believe that the long-term trends of growing end markets for semiconductors and increasing chip complexity remain firmly in place.
•	Trane Technologies PLC, a top contributor during the period, specializes in climate control within the industrials sector. During the past several years, Trane has increased market share across both the residential and commercial segments. In addition, its business expanded due to COVID-19-driven initiatives to improve ventilation in schools and other buildings.
•	Within consumer discretionary, retailer Target Corp. was well positioned entering the pandemic and was a top contributor. Investments in e-commerce have produced competitive advantages leading to share gains that we believe will endure beyond the COVID-19 pandemic.
•	Within the financial sector, positions in Bank of America Corp. and JPMorgan Chase & Co. delivered strong gains. During the period, bank stocks benefited from the market’s rotation into value, a steepening of the yield curve, and the expectation of a strong economic recovery.
DFA
Our portion of the Fund’s portfolio is compared to the Russell 1000 Value Index, the Fund’s benchmark index. During the 12-month period that ended May 31, 2021, our portion of the Fund’s portfolio outperformed the Russell 1000 Value Index.
The Fund’s notable contributors during the period
•	The primary drivers of outperformance versus the Russell 1000 Value Index in our portion of the Fund’s portfolio were:
○	A greater emphasis on value stocks and mid cap stocks, as both size and value premiums were positive for the period
○	The exclusion of real estate investment trusts (REITs) and highly regulated utilities as both REITs and utilities underperformed during the period
•	Sector allocations and security selection are primarily a result of how the strategy is constructed along the dimensions of size, style, and profitability. That said:
○	Our portion of the portfolio was underweight, relative to the Russell 1000 Value Index, in the weak-performing utilities sector. The portfolio generally excludes highly regulated utilities from purchase because, while they tend to have low relative prices, their expected returns are lower than those of value stocks.
○	Stock selection within the financials and materials sectors contributed to results.
○	Having no exposure to Johnson & Johnson in our portion of the portfolio contributed to results versus the Russell 1000 Value Index as the company’s stock price underperformed during the period.
6	Multi-Manager Value Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
○	Our portion of the portfolio was underweight, relative to the Russell 1000 Value Index, in Verizon Communications Inc., which benefited relative results as Verizon underperformed.
○	An overweight position in JPMorgan Chase & Co. in our portion of the portfolio contributed to results, as the company’s stock price delivered a strong gain for the period.
The Fund’s notable detractors during the period
•	Stock selection within the communication services sector detracted from results in our portion of the portfolio, relative to the Russell 1000 Value Index.
•	An overweight in Intel Corp., which returned in negative territory for the period, detracted from results versus the Russell 1000 Value Index.
•	An overweight in AT&T also detracted during the period, as the company underperformed the Russell 1000 Value Index by a significant degree.
•	An overweight in Pfizer also detracted from relative results as the pharmaceutical giant also underperformed the Russell 1000 Value Index during the period.
Diamond Hill
Our portion of the Fund’s portfolio is compared against the Russell 1000 Index instead of the Fund’s benchmark Russell 1000 Value Index. During the 12-month period that ended May 31, 2021, our portion of the Fund’s portfolio outperformed the Russell 1000 Index.
The Fund’s notable contributors during the period
•	Security selection, along with an overweight position, in the financials sector had the largest impact on relative return.
○	Bank stocks broadly rallied in 2021 on optimism from vaccine rollouts, reopening of the economy, the prospect of rising rates, an improvement in credit and the possibility of increased mergers and acquisitions activity.
•	The Fund’s underweight position in the utilities sector and overweight position in the consumer discretionary sector also contributed to relative return.
•	While security selection in the industrials sector was additive, the Fund’s underweight position tempered its impact on relative return.
•	Security selection in the communication services sector produced a meaningful contribution to relative return in our portion of the portfolio.
•	Insurance firm American International Group, Inc., the largest holding in our portion of the Fund’s portfolio, continued to improve its underwriting margins. The company also benefited from strong premium growth in its commercial business and continued to make progress toward its planned separation into two companies – a property and casualty insurer and a life and retirements business.
•	Alternative asset manager KKR & Co., Inc. benefited from increased optimism around the opening up of the economy with the rollout of COVID-19 vaccines and exhibited an increasingly clearer growth profile in our opinion.
•	Charles Schwab Corp. benefited from its asset gathering efforts, expanded product suite and extended customer reach during the period. The continued growth of mobile trading technology has driven increased retail investor engagement. In addition, expectations for solid, relatively stable earnings growth and the potential for positive synergies from the TD Ameritrade acquisition drove multiples higher.
The Fund’s notable detractors during the period
•	Security selection within the energy, materials sectors and consumer staples sectors detracted from relative performance during the period.
Multi-Manager Value Strategies Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
•	An overweight to the consumer staples sector and an underweight to the materials sector also weighed on results versus the Russell 1000 Index.
•	Citigroup, Inc. underperformed during the third quarter of 2020 as investors were focused on the risk of additional regulatory scrutiny and the potential for incremental expense pressure. We subsequently eliminated Citigroup from our portion of the Fund during the fourth quarter of 2020 in favor of other banking and financial services opportunities that we believed to have better risk/reward profiles.
•	Biopharmaceutical company Gilead Sciences, Inc. continued to maintain its leadership in HIV treatment, although it had been through a period of tough comparisons due to patent expirations and disrupted demand due to the COVID-19 pandemic. The market’s high expectations for Gilead’s COVID-19 treatment drug Remdesivir were dashed, given its narrow therapeutic window and the emergence of effective vaccines.
•	The Fund quickly sold the shares it received of global generic company Viatris, Inc. when long-term Fund holding Pfizer, Inc. spun off its branded generic segment, Upjohn. Upjohn then merged with Mylan N.V. and the new company was renamed Viatris.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Multi-Manager Value Strategies Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,218.40	1,021.09	3.81	3.47	0.70
Institutional 3 Class	1,000.00	1,000.00	1,218.60	1,021.53	3.32	3.02	0.61
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Value Strategies Fund | Annual Report 2021	9

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 9.0%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	1,601,978	47,146,213
Lumen Technologies, Inc.	379,310	5,249,650
Verizon Communications, Inc.	738,779	41,733,626
Total		94,129,489
Entertainment 2.1%
Activision Blizzard, Inc.	18,152	1,765,282
Liberty Media Group LLC, Class A(a)	2,700	108,108
Liberty Media Group LLC, Class C(a)	21,151	944,392
Madison Square Garden Entertainment Corp.(a)	1,307	116,624
Walt Disney Co. (The)(a)	475,648	84,974,515
Zynga, Inc., Class A(a)	1,763,572	19,117,121
Total		107,026,042
Interactive Media & Services 0.8%
Facebook, Inc., Class A(a)	123,073	40,457,787
Twitter, Inc.(a)	27,485	1,594,130
Zillow Group, Inc., Class C(a)	10,447	1,225,642
Total		43,277,559
Media 3.9%
Altice U.S.A., Inc., Class A(a)	1,939	69,920
Charter Communications, Inc., Class A(a)	67,321	46,756,454
Comcast Corp., Class A	1,972,472	113,101,545
Discovery, Inc., Class A(a)	58,636	1,882,802
Discovery, Inc., Class C(a)	115,995	3,485,650
DISH Network Corp., Class A(a)	70,159	3,053,320
Fox Corp., Class A	112,187	4,190,184
Fox Corp., Class B	88,573	3,213,428
Interpublic Group of Companies, Inc. (The)	134,846	4,542,962
Liberty Broadband Corp., Class A(a)	2,117	343,081
Liberty Broadband Corp., Class C(a)	24,459	4,067,287
Liberty SiriusXM Group, Class A(a)	13,066	570,462
Liberty SiriusXM Group, Class C(a)	38,786	1,687,579
News Corp., Class A	41,973	1,132,851
News Corp., Class B	22,496	577,922
Common Stocks (continued)
Issuer	Shares	Value ($)
ViacomCBS, Inc., Class A	5,695	265,045
ViacomCBS, Inc., Class B	201,837	8,561,926
Total		197,502,418
Wireless Telecommunication Services 0.3%
T-Mobile USA, Inc.(a)	99,627	14,092,239
Total Communication Services		456,027,747
Consumer Discretionary 8.8%
Auto Components 0.7%
Aptiv PLC(a)	8,949	1,346,109
Autoliv, Inc.	21,747	2,305,834
BorgWarner, Inc.	502,620	25,779,380
Gentex Corp.	62,682	2,225,211
Lear Corp.	20,783	4,018,601
Veoneer, Inc.(a)	1,815	42,961
Total		35,718,096
Automobiles 1.3%
Ford Motor Co.(a)	585,395	8,505,789
General Motors Co.(a)	977,619	57,982,583
Harley-Davidson, Inc.	15,987	774,890
Total		67,263,262
Distributors 0.2%
Genuine Parts Co.	14,649	1,920,777
LKQ Corp.(a)	105,221	5,362,062
Total		7,282,839
Diversified Consumer Services 0.0%
Service Corp. International	21,171	1,122,486
Hotels, Restaurants & Leisure 1.1%
Aramark	45,023	1,681,609
Booking Holdings, Inc.(a)	13,529	31,949,410
Carnival Corp.(a)	139,454	4,122,260
Darden Restaurants, Inc.	550	78,777
Expedia Group, Inc.(a)	448	79,274
Hyatt Hotels Corp., Class A(a)	5,864	457,861
McDonald’s Corp.	45,687	10,685,732
MGM Resorts International	82,729	3,546,592
Norwegian Cruise Line Holdings Ltd.(a)	26,257	837,598
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Royal Caribbean Cruises Ltd.(a)	31,724	2,958,898
Wynn Resorts Ltd.(a)	610	80,441
Total		56,478,452
Household Durables 1.7%
D.R. Horton, Inc.	126,147	12,020,548
Garmin Ltd.	39,742	5,652,902
Lennar Corp., Class A	95,096	9,415,455
Lennar Corp., Class B	6,679	523,032
Mohawk Industries, Inc.(a)	20,238	4,263,742
Newell Brands, Inc.	134,972	3,872,347
NVR, Inc.(a)	8,350	40,808,371
PulteGroup, Inc.	82,663	4,777,095
Toll Brothers, Inc.	10,681	696,828
Whirlpool Corp.	20,193	4,787,558
Total		86,817,878
Internet & Direct Marketing Retail 0.4%
eBay, Inc.	322,749	19,648,959
Leisure Products 0.1%
Hasbro, Inc.	47,375	4,546,579
Multiline Retail 1.0%
Dollar Tree, Inc.(a)	83,861	8,176,448
Kohl’s Corp.	24,082	1,336,310
Target Corp.	179,057	40,631,614
Total		50,144,372
Specialty Retail 1.2%
Advance Auto Parts, Inc.	20,257	3,843,360
Best Buy Co., Inc.	58,724	6,826,078
CarMax, Inc.(a)	56,195	6,473,102
Gap, Inc. (The)	43,104	1,441,829
Home Depot, Inc. (The)	102,526	32,696,567
Lithia Motors, Inc., Class A	6,032	2,123,204
TJX Companies, Inc. (The)	96,025	6,485,528
Total		59,889,668
Textiles, Apparel & Luxury Goods 1.1%
Capri Holdings Ltd.(a)	5,000	283,550
Hanesbrands, Inc.	1,091,133	21,320,739
PVH Corp.(a)	15,238	1,749,627
Ralph Lauren Corp.(a)	7,853	974,400
Common Stocks (continued)
Issuer	Shares	Value ($)
Skechers U.S.A., Inc., Class A(a)	1,000	47,500
Tapestry, Inc.(a)	18,622	835,941
VF Corp.	397,258	31,669,408
Total		56,881,165
Total Consumer Discretionary		445,793,756
Consumer Staples 7.5%
Beverages 1.8%
Coca-Cola Co. (The)	281,380	15,557,500
Constellation Brands, Inc., Class A	36,143	8,664,200
Keurig Dr. Pepper, Inc.	97,118	3,589,481
Molson Coors Beverage Co., Class B(a)	36,887	2,151,250
PepsiCo, Inc.	428,196	63,347,316
Total		93,309,747
Food & Staples Retailing 0.9%
Kroger Co. (The)	185,793	6,870,625
U.S. Foods Holding Corp.(a)	45,739	1,781,077
Walgreens Boots Alliance, Inc.	250,022	13,166,159
Walmart, Inc.	161,112	22,882,737
Total		44,700,598
Food Products 2.8%
Archer-Daniels-Midland Co.	510,662	33,974,343
Bunge Ltd.	49,798	4,323,462
ConAgra Foods, Inc.	106,671	4,064,165
Darling Ingredients, Inc.(a)	23,906	1,636,605
General Mills, Inc.	20,700	1,301,202
Hershey Co. (The)	40,471	7,003,506
Hormel Foods Corp.	1,624	78,829
Ingredion, Inc.	7,765	737,131
JM Smucker Co. (The)	30,369	4,047,884
Kraft Heinz Co. (The)	96,169	4,192,007
Mondelez International, Inc., Class A	1,116,498	70,931,118
Pilgrim’s Pride Corp.(a)	1,716	41,253
Post Holdings, Inc.(a)	15,143	1,749,471
Tyson Foods, Inc., Class A	93,436	7,428,162
Total		141,509,138

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.7%
Kimberly-Clark Corp.	128,171	16,742,978
Procter & Gamble Co. (The)	525,270	70,832,660
Spectrum Brands Holdings, Inc.	670	59,556
Total		87,635,194
Personal Products 0.0%
Coty, Inc., Class A(a)	10,944	97,511
Tobacco 0.3%
Philip Morris International, Inc.	140,748	13,572,330
Total Consumer Staples		380,824,518
Energy 5.3%
Energy Equipment & Services 0.4%
Baker Hughes Co.	158,071	3,856,932
Halliburton Co.	286,581	6,433,743
NOV, Inc.(a)	9,646	155,494
Schlumberger NV	296,679	9,294,953
Technip Energies NV, ADR(a)	6,562	98,660
TechnipFMC PLC(a)	48,738	418,659
Total		20,258,441
Oil, Gas & Consumable Fuels 4.9%
APA Corp.	15,233	316,846
Cabot Oil & Gas Corp.	129,410	2,122,324
Chevron Corp.	718,103	74,531,910
Cimarex Energy Co.	573	38,821
ConocoPhillips Co.	395,608	22,051,190
Continental Resources, Inc.	73,254	2,385,883
Devon Energy Corp.	155,140	4,120,518
Diamondback Energy, Inc.	18,208	1,457,915
EOG Resources, Inc.	274,134	22,023,925
Exxon Mobil Corp.	747,455	43,628,948
Hess Corp.	102,157	8,562,800
HollyFrontier Corp.	28,219	916,271
Kinder Morgan, Inc.	290,212	5,322,488
Marathon Oil Corp.	47,942	580,578
Marathon Petroleum Corp.	111,632	6,898,858
Murphy Oil Corp.	2,493	54,073
Occidental Petroleum Corp.	321,946	8,357,718
ONEOK, Inc.	126,455	6,669,237
Common Stocks (continued)
Issuer	Shares	Value ($)
Phillips 66	131,536	11,077,962
Pioneer Natural Resources Co.	29,116	4,431,164
Targa Resources Corp.	30,478	1,184,375
Valero Energy Corp.	92,642	7,448,417
Williams Companies, Inc. (The)	432,723	11,397,924
Total		245,580,145
Total Energy		265,838,586
Financials 22.1%
Banks 8.7%
Bank of America Corp.	2,676,777	113,468,577
CIT Group, Inc.	1,264	66,967
Citigroup, Inc.	242,343	19,074,818
Citizens Financial Group, Inc.	45,602	2,275,540
Comerica, Inc.	33,110	2,598,804
East West Bancorp, Inc.	32,773	2,450,765
Fifth Third Bancorp	149,775	6,311,518
First Horizon Corp.	7,895	150,558
First Republic Bank	136,952	26,218,091
Huntington Bancshares, Inc.	321,505	5,099,069
JPMorgan Chase & Co.	703,513	115,544,975
KeyCorp	156,749	3,611,497
M&T Bank Corp.	24,152	3,880,985
PacWest Bancorp	1,197	54,068
People’s United Financial, Inc.	26,140	494,307
PNC Financial Services Group, Inc. (The)	155,150	30,204,602
Prosperity Bancshares, Inc.	809	60,877
Regions Financial Corp.	203,115	4,754,922
SVB Financial Group(a)	132	76,941
Synovus Financial Corp.	3,517	172,755
Truist Financial Corp.	697,645	43,100,508
U.S. Bancorp	456,974	27,774,880
Wells Fargo & Co.	660,554	30,861,083
Zions Bancorp	35,661	2,064,059
Total		440,371,166
Capital Markets 5.0%
Bank of New York Mellon Corp. (The)	181,275	9,440,802
BlackRock, Inc.	15,338	13,452,040
Charles Schwab Corp. (The)	498,452	36,810,680
CME Group, Inc.	72,172	15,788,347

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Franklin Resources, Inc.	100,218	3,428,458
Goldman Sachs Group, Inc. (The)	57,090	21,238,622
Invesco Ltd.	33,148	945,712
Janus Henderson Group PLC	4,217	162,397
Jefferies Financial Group, Inc.	15,054	483,685
KKR & Co., Inc., Class A	927,041	51,626,913
Morgan Stanley	591,284	53,777,280
Northern Trust Corp.	183,598	22,250,242
Raymond James Financial, Inc.	16,948	2,247,135
State Street Corp.	70,492	6,131,394
T. Rowe Price Group, Inc.	80,941	15,488,060
Total		253,271,767
Consumer Finance 0.4%
Ally Financial, Inc.	104,256	5,703,846
Capital One Financial Corp.	59,812	9,616,573
Discover Financial Services	659	77,274
Santander Consumer U.S.A. Holdings, Inc.	37,213	1,410,373
Synchrony Financial	78,860	3,738,753
Total		20,546,819
Diversified Financial Services 1.8%
Berkshire Hathaway, Inc., Class B(a)	300,870	87,083,813
Equitable Holdings, Inc.	46,718	1,483,296
Voya Financial, Inc.	10,144	664,635
Total		89,231,744
Insurance 6.2%
Aflac, Inc.	152,724	8,656,396
Alleghany Corp.(a)	1,324	948,739
Allstate Corp. (The)	230,173	31,443,934
American Financial Group, Inc.	13,132	1,747,344
American International Group, Inc.	1,511,331	79,858,730
Arch Capital Group Ltd.(a)	57,962	2,312,104
Assurant, Inc.	7,430	1,197,345
Athene Holding Ltd., Class A(a)	14,395	901,559
Axis Capital Holdings Ltd.	3,614	193,855
Chubb Ltd.	146,178	24,848,798
Cincinnati Financial Corp.	14,444	1,757,979
CNA Financial Corp.	3,492	166,953
Everest Re Group Ltd.	4,525	1,176,319
Common Stocks (continued)
Issuer	Shares	Value ($)
Fidelity National Financial, Inc.	80,283	3,772,498
Globe Life, Inc.	34,379	3,624,234
Hartford Financial Services Group, Inc. (The)	629,646	41,147,366
Lincoln National Corp.	25,274	1,763,872
Loews Corp.	38,397	2,241,617
Markel Corp.(a)	666	816,176
Marsh & McLennan Companies, Inc.	352,479	48,765,470
MetLife, Inc.	475,754	31,095,281
Old Republic International Corp.	32,763	860,356
Principal Financial Group, Inc.	54,334	3,552,900
Prudential Financial, Inc.	47,067	5,034,757
Reinsurance Group of America, Inc.	8,100	1,020,843
RenaissanceRe Holdings Ltd.	4,218	650,078
Travelers Companies, Inc. (The)	80,185	12,805,545
Unum Group	20,599	637,951
Willis Towers Watson PLC	289	75,533
WR Berkley Corp.	20,100	1,567,599
Total		314,642,131
Thrifts & Mortgage Finance 0.0%
New York Community Bancorp, Inc.	35,013	419,106
Total Financials		1,118,482,733
Health Care 13.2%
Biotechnology 1.1%
AbbVie, Inc.	185,758	21,027,806
Alexion Pharmaceuticals, Inc.(a)	39,266	6,932,412
Biogen, Inc.(a)	15,228	4,073,185
Gilead Sciences, Inc.	382,740	25,302,941
Horizon Therapeutics PLC(a)	2,619	240,057
Regeneron Pharmaceuticals, Inc.(a)	148	74,360
United Therapeutics Corp.(a)	824	153,182
Total		57,803,943
Health Care Equipment & Supplies 4.0%
Abbott Laboratories	624,801	72,883,037
Baxter International, Inc.	2,297	188,630
Becton Dickinson and Co.	71,683	17,339,401
Boston Scientific Corp.(a)	41,966	1,785,653
Cooper Companies, Inc. (The)	602	236,857
Danaher Corp.	55,861	14,308,237

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Dentsply Sirona, Inc.	25,186	1,685,447
Envista Holdings Corp.(a)	20,877	911,072
Medtronic PLC	684,467	86,646,677
STERIS PLC	18,871	3,601,719
Zimmer Biomet Holdings, Inc.	23,887	4,020,899
Total		203,607,629
Health Care Providers & Services 3.6%
Anthem, Inc.	43,806	17,444,425
Cardinal Health, Inc.	1,362	76,367
Centene Corp.(a)	54,179	3,987,574
Cigna Corp.	61,633	15,953,702
CVS Health Corp.	242,766	20,984,693
DaVita, Inc.(a)	39,208	4,707,705
Henry Schein, Inc.(a)	40,439	3,074,982
Humana, Inc.	103,883	45,469,589
Laboratory Corp. of America Holdings(a)	34,080	9,354,278
McKesson Corp.	15,989	3,076,124
Quest Diagnostics, Inc.	44,222	5,822,711
UnitedHealth Group, Inc.	109,892	45,266,713
Universal Health Services, Inc., Class B	26,871	4,289,418
Total		179,508,281
Health Care Technology 0.1%
Change Healthcare, Inc.(a)	12,961	303,806
Teladoc Health, Inc.(a)	14,468	2,178,591
Total		2,482,397
Life Sciences Tools & Services 0.5%
Bio-Rad Laboratories, Inc., Class A(a)	2,854	1,719,164
IQVIA Holdings, Inc.(a)	12,355	2,967,177
PerkinElmer, Inc.	8,807	1,277,631
Syneos Health, Inc.(a)	23,952	2,105,381
Thermo Fisher Scientific, Inc.	33,548	15,750,786
Total		23,820,139
Pharmaceuticals 3.9%
Bristol-Myers Squibb Co.	446,149	29,320,912
Elanco Animal Health, Inc.(a)	54,384	1,956,736
Eli Lilly & Co.	108,167	21,605,277
Jazz Pharmaceuticals PLC(a)	19,458	3,466,054
Johnson & Johnson	264,559	44,776,611
Common Stocks (continued)
Issuer	Shares	Value ($)
Merck & Co., Inc.	261,603	19,853,052
Perrigo Co. PLC	15,360	708,710
Pfizer, Inc.	1,907,073	73,860,937
Viatris, Inc.	261,264	3,981,663
Total		199,529,952
Total Health Care		666,752,341
Industrials 11.8%
Aerospace & Defense 1.9%
General Dynamics Corp.	50,962	9,678,193
Howmet Aerospace, Inc.(a)	134,860	4,784,833
Huntington Ingalls Industries, Inc.	300	64,863
L3Harris Technologies, Inc.	127,116	27,718,915
Lockheed Martin Corp.	68,710	26,260,962
Northrop Grumman Corp.	23,922	8,752,342
Raytheon Technologies Corp.	143,203	12,703,538
Teledyne Technologies, Inc.(a)	352	147,654
Textron, Inc.	69,891	4,785,437
Total		94,896,737
Air Freight & Logistics 0.7%
FedEx Corp.	44,772	14,094,673
United Parcel Service, Inc., Class B	70,046	15,031,871
XPO Logistics, Inc.(a)	35,334	5,191,625
Total		34,318,169
Airlines 0.3%
Alaska Air Group, Inc.(a)	13,240	916,208
Delta Air Lines, Inc.(a)	59,850	2,853,648
JetBlue Airways Corp.(a)	43,204	868,400
Southwest Airlines Co.(a)	79,425	4,881,461
United Airlines Holdings, Inc.(a)	60,564	3,533,909
Total		13,053,626
Building Products 1.4%
Builders FirstSource, Inc.(a)	47,279	2,105,807
Carrier Global Corp.	601,433	27,623,818
Fortune Brands Home & Security, Inc.	26,407	2,724,146
Johnson Controls International PLC	102,845	6,843,306
Owens Corning	26,387	2,814,174
Trane Technologies PLC	165,836	30,911,830
Total		73,023,081

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 0.5%
Republic Services, Inc.	103,448	11,294,452
Waste Management, Inc.	113,701	15,995,457
Total		27,289,909
Construction & Engineering 0.1%
AECOM(a)	36,137	2,349,266
Arcosa, Inc.	4,509	286,322
Quanta Services, Inc.	48,008	4,577,563
Total		7,213,151
Electrical Equipment 0.7%
Acuity Brands, Inc.	34	6,316
AMETEK, Inc.	27,669	3,738,082
Eaton Corp. PLC	171,354	24,889,168
Emerson Electric Co.	8,624	825,231
Hubbell, Inc.	9,093	1,733,490
nVent Electric PLC	3,199	104,095
Sensata Technologies Holding(a)	54,177	3,219,739
Sunrun, Inc.(a)	22,764	1,018,006
Total		35,534,127
Industrial Conglomerates 1.2%
Carlisle Companies, Inc.	14,492	2,787,101
General Electric Co.	505,222	7,103,421
Honeywell International, Inc.	212,437	49,053,828
Roper Technologies, Inc.	1,093	491,861
Total		59,436,211
Machinery 3.5%
AGCO Corp.	21,789	3,014,944
Caterpillar, Inc.	95,504	23,024,104
Cummins, Inc.	80,577	20,730,851
Deere & Co.	85,437	30,851,301
Dover Corp.	15,740	2,368,870
Fortive Corp.	46,945	3,404,451
Ingersoll Rand, Inc.(a)	48,131	2,389,223
Middleby Corp. (The)(a)	4,033	662,541
Oshkosh Corp.	13,550	1,781,012
Otis Worldwide Corp.	62,282	4,878,549
PACCAR, Inc.	103,776	9,501,731
Parker-Hannifin Corp.	157,259	48,459,361
Common Stocks (continued)
Issuer	Shares	Value ($)
Pentair PLC	54,690	3,771,969
Snap-On, Inc.	18,739	4,771,324
Stanley Black & Decker, Inc.	53,715	11,645,412
Westinghouse Air Brake Technologies Corp.	43,867	3,630,433
Xylem, Inc.	4,949	584,576
Total		175,470,652
Professional Services 0.3%
CACI International, Inc., Class A(a)	388	98,925
IHS Markit Ltd.	4,494	473,263
Jacobs Engineering Group, Inc.	24,042	3,415,887
Leidos Holdings, Inc.	49,204	5,055,711
ManpowerGroup, Inc.	7,269	879,476
Nielsen Holdings PLC	97,496	2,652,866
Total		12,576,128
Road & Rail 1.1%
AMERCO	5,483	3,152,944
Kansas City Southern	31,372	9,338,817
Knight-Swift Transportation Holdings, Inc.	7,748	369,812
Norfolk Southern Corp.	46,043	12,933,479
Union Pacific Corp.	142,198	31,956,157
Total		57,751,209
Trading Companies & Distributors 0.1%
United Rentals, Inc.(a)	15,790	5,273,228
Total Industrials		595,836,228
Information Technology 11.6%
Communications Equipment 0.7%
Ciena Corp.(a)	5,259	278,043
Cisco Systems, Inc.	593,567	31,399,694
F5 Networks, Inc.(a)	1,218	225,854
Juniper Networks, Inc.	45,526	1,198,700
Total		33,102,291
Electronic Equipment, Instruments & Components 0.8%
Arrow Electronics, Inc.(a)	17,455	2,100,360
Avnet, Inc.	1,118	49,259
Corning, Inc.	256,625	11,196,549
Flex Ltd.(a)	172,578	3,153,000
II-VI, Inc.(a)	28,627	1,928,601
IPG Photonics Corp.(a)	2,685	561,863

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Jabil, Inc.	729	41,152
SYNNEX Corp.	5,786	732,508
TE Connectivity Ltd.	132,649	17,997,816
Trimble Navigation Ltd.(a)	23,401	1,820,364
Vontier Corp.(a)	10,936	383,635
Total		39,965,107
IT Services 3.9%
Accenture PLC, Class A	63,363	17,878,504
Akamai Technologies, Inc.(a)	5,715	652,710
Amdocs Ltd.	45,328	3,540,117
Automatic Data Processing, Inc.	77,851	15,260,353
Cognizant Technology Solutions Corp., Class A	679,298	48,610,565
Concentrix Corp.(a)	5,786	883,638
DXC Technology Co.(a)	28,903	1,096,002
Fidelity National Information Services, Inc.	367,687	54,778,009
Fiserv, Inc.(a)	53,944	6,214,349
Genpact Ltd.	2,307	105,522
Global Payments, Inc.	16,298	3,157,085
International Business Machines Corp.	173,155	24,889,300
Visa, Inc., Class A	96,736	21,988,093
WEX, Inc.(a)	4,204	823,605
Total		199,877,852
Semiconductors & Semiconductor Equipment 4.8%
Analog Devices, Inc.	140,310	23,095,026
Broadcom, Inc.	65,697	31,030,664
First Solar, Inc.(a)	24,426	1,859,063
Intel Corp.	792,079	45,243,552
KLA Corp.	72,331	22,920,971
Lam Research Corp.	50,972	33,124,154
Marvell Technology, Inc.	71,240	3,440,892
Microchip Technology, Inc.	9,874	1,549,724
Micron Technology, Inc.(a)	208,863	17,573,733
MKS Instruments, Inc.	12,108	2,279,089
ON Semiconductor Corp.(a)	115,351	4,618,654
Qorvo, Inc.(a)	37,489	6,849,990
Skyworks Solutions, Inc.	17,701	3,009,170
Texas Instruments, Inc.	246,397	46,771,079
Total		243,365,761
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.1%
Citrix Systems, Inc.	15,687	1,803,377
Dolby Laboratories, Inc., Class A	15,093	1,472,171
Microsoft Corp.	188,138	46,974,296
NortonLifeLock, Inc.	2,942	81,376
SS&C Technologies Holdings, Inc.	73,425	5,423,905
Total		55,755,125
Technology Hardware, Storage & Peripherals 0.3%
Dell Technologies, Inc.(a)	764	75,361
Hewlett Packard Enterprise Co.	401,247	6,403,902
HP, Inc.	42,384	1,238,884
Western Digital Corp.(a)	105,826	7,961,290
Xerox Holdings Corp.	3,170	74,337
Total		15,753,774
Total Information Technology		587,819,910
Materials 5.2%
Chemicals 2.7%
Air Products & Chemicals, Inc.	15,127	4,532,957
Albemarle Corp.	27,261	4,554,768
Celanese Corp., Class A	3,262	539,698
CF Industries Holdings, Inc.	73,957	3,932,294
Corteva, Inc.	80,469	3,661,339
Dow, Inc.	158,738	10,860,854
DuPont de Nemours, Inc.	16,891	1,428,810
Eastman Chemical Co.	46,835	5,873,109
Huntsman Corp.	16,423	466,085
International Flavors & Fragrances, Inc.	24,739	3,504,774
Linde PLC	194,321	58,412,892
LyondellBasell Industries NV, Class A	106,249	11,965,762
Mosaic Co. (The)	56,878	2,055,571
PPG Industries, Inc.	1,793	322,238
Sherwin-Williams Co. (The)	70,977	20,124,109
Valvoline, Inc.	35,216	1,162,128
Westlake Chemical Corp.	19,870	2,004,287
Total		135,401,675

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.3%
Martin Marietta Materials, Inc.	18,726	6,809,710
Vulcan Materials Co.	37,635	6,899,248
Total		13,708,958
Containers & Packaging 0.8%
Amcor PLC	446,698	5,271,036
Avery Dennison Corp.	37,773	8,330,080
Ball Corp.	5,081	417,455
Berry Global Group, Inc.(a)	875	59,684
International Paper Co.	135,904	8,575,542
Packaging Corp. of America	67,817	10,080,997
Sonoco Products Co.	102,361	6,911,415
WestRock Co.	69,219	4,036,852
Total		43,683,061
Metals & Mining 1.4%
Arconic Corp.(a)	20,914	756,459
Freeport-McMoRan, Inc.	1,016,719	43,434,236
Newmont Corp.	93,793	6,891,910
Nucor Corp.	100,960	10,352,439
Reliance Steel & Aluminum Co.	20,889	3,510,814
Royal Gold, Inc.	3,882	480,475
Southern Copper Corp.	1,007	70,228
Steel Dynamics, Inc.	71,770	4,480,601
Total		69,977,162
Total Materials		262,770,856
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 1.9%
AvalonBay Communities, Inc.	34,972	7,237,106
Crown Castle International Corp.	41,909	7,941,755
Digital Realty Trust, Inc.	88,136	13,357,892
Extra Space Storage, Inc.	54,679	8,191,461
Public Storage	78,234	22,099,540
SBA Communications Corp.	47,288	14,097,499
Weyerhaeuser Co.	627,172	23,807,449
Total		96,732,702
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A(a)	95,094	8,347,351
Howard Hughes Corporation(a)	723	76,515
Jones Lang LaSalle, Inc.(a)	14,090	2,849,703
Total		11,273,569
Total Real Estate		108,006,271
Utilities 1.9%
Electric Utilities 0.9%
American Electric Power Co., Inc.	98,928	8,507,808
Duke Energy Corp.	32,651	3,272,283
Eversource Energy	90,577	7,353,947
NextEra Energy, Inc.	142,478	10,432,239
NRG Energy, Inc.	40,158	1,291,080
Pinnacle West Capital Corp.	36,263	3,067,124
Xcel Energy, Inc.	133,103	9,434,341
Total		43,358,822
Independent Power and Renewable Electricity Producers 0.0%
Vistra Corp.	71,947	1,163,383
Multi-Utilities 1.0%
Ameren Corp.	100,727	8,481,213
CMS Energy Corp.	104,324	6,545,288
Dominion Energy, Inc.	283,210	21,563,610
DTE Energy Co.	46,293	6,387,971
MDU Resources Group, Inc.	11,170	375,982
WEC Energy Group, Inc.	101,446	9,526,794
Total		52,880,858
Total Utilities		97,403,063
Total Common Stocks (Cost $3,489,403,678)		4,985,556,009

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(b),(c)	57,952,944	57,947,148
Total Money Market Funds (Cost $57,947,148)		57,947,148
Total Investments in Securities (Cost: $3,547,350,826)		5,043,503,157
Other Assets & Liabilities, Net		12,217,301
Net Assets		5,055,720,458

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
May 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.042%
	77,637,462	853,519,167	(873,205,478)	(4,003)	57,947,148	(9,343)	106,116	57,952,944
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	456,027,747	—	—	456,027,747
Consumer Discretionary	445,793,756	—	—	445,793,756
Consumer Staples	380,824,518	—	—	380,824,518
Energy	265,739,926	98,660	—	265,838,586
Financials	1,118,482,733	—	—	1,118,482,733
Health Care	666,752,341	—	—	666,752,341
Industrials	595,836,228	—	—	595,836,228
Information Technology	587,819,910	—	—	587,819,910
Materials	262,770,856	—	—	262,770,856
Real Estate	108,006,271	—	—	108,006,271
Utilities	97,403,063	—	—	97,403,063
Total Common Stocks	4,985,457,349	98,660	—	4,985,556,009
Money Market Funds	57,947,148	—	—	57,947,148
Total Investments in Securities	5,043,404,497	98,660	—	5,043,503,157
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2021	19

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,489,403,678)	$4,985,556,009
Affiliated issuers (cost $57,947,148)	57,947,148
Receivable for:
Investments sold	2,364,745
Capital shares sold	7,523,122
Dividends	9,042,459
Foreign tax reclaims	172,507
Prepaid expenses	47,368
Total assets	5,062,653,358
Liabilities
Due to custodian	40,548
Payable for:
Investments purchased	1,832,641
Capital shares purchased	4,417,655
Management services fees	81,845
Transfer agent fees	285,482
Compensation of board members	141,801
Other expenses	132,928
Total liabilities	6,932,900
Net assets applicable to outstanding capital stock	$5,055,720,458
Represented by
Paid in capital	3,305,171,666
Total distributable earnings (loss)	1,750,548,792
Total - representing net assets applicable to outstanding capital stock	$5,055,720,458
Institutional Class
Net assets	$5,055,717,401
Shares outstanding	286,046,300
Net asset value per share	$17.67
Institutional 3 Class
Net assets	$3,057
Shares outstanding	173
Net asset value per share(a)	$17.69

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Value Strategies Fund | Annual Report 2021

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$89,648,623
Dividends — affiliated issuers	106,116
Interfund lending	152
Total income	89,754,891
Expenses:
Management services fees	25,398,786
Transfer agent fees
Institutional Class	3,860,534
Compensation of board members	104,204
Custodian fees	27,235
Printing and postage fees	246,826
Registration fees	134,202
Audit fees	44,580
Legal fees	48,317
Interest on interfund lending	67
Compensation of chief compliance officer	815
Other	206,518
Total expenses	30,072,084
Net investment income	59,682,807
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	341,494,921
Investments — affiliated issuers	(9,343)
Futures contracts	686,321
Net realized gain	342,171,899
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,214,927,241
Investments — affiliated issuers	(4,003)
Foreign currency translations	11,664
Net change in unrealized appreciation (depreciation)	1,214,934,902
Net realized and unrealized gain	1,557,106,801
Net increase in net assets resulting from operations	$1,616,789,608
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2021	21

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020 (a)
Operations
Net investment income	$59,682,807	$55,021,443
Net realized gain (loss)	342,171,899	(5,204,247)
Net change in unrealized appreciation (depreciation)	1,214,934,902	29,349,066
Net increase in net assets resulting from operations	1,616,789,608	79,166,262
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(209,539)
Institutional Class	(101,861,244)	(116,433,005)
Institutional 3 Class	(65)	(10)
Total distributions to shareholders	(101,861,309)	(116,642,554)
Increase (decrease) in net assets from capital stock activity	(48,361,524)	770,692,927
Total increase in net assets	1,466,566,775	733,216,635
Net assets at beginning of year	3,589,153,683	2,855,937,048
Net assets at end of year	$5,055,720,458	$3,589,153,683

	Year Ended		Year Ended
	May 31, 2021		May 31, 2020 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	—	—	85	2,042
Distributions reinvested	—	—	14,654	209,423
Redemptions	—	—	(516,499)	(7,587,747)
Net decrease	—	—	(501,760)	(7,376,282)
Institutional Class
Subscriptions	79,038,197	1,204,384,240	107,193,486	1,324,596,542
Distributions reinvested	7,038,500	101,861,244	8,553,659	116,433,005
Redemptions	(87,676,084)	(1,354,607,008)	(50,171,340)	(662,962,838)
Net increase (decrease)	(1,599,387)	(48,361,524)	65,575,805	778,066,709
Institutional 3 Class
Subscriptions	—	—	173	2,500
Net increase	—	—	173	2,500
Total net increase (decrease)	(1,599,387)	(48,361,524)	65,074,218	770,692,927

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Value Strategies Fund | Annual Report 2021

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Multi-Manager Value Strategies Fund | Annual Report 2021	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 5/31/2021	$12.48	0.21	5.34	5.55	(0.21)	(0.15)	(0.36)
Year Ended 5/31/2020	$12.83	0.24	(0.06)(d)	0.18	(0.23)	(0.30)	(0.53)
Year Ended 5/31/2019	$13.64	0.21	(0.02)(d)	0.19	(0.20)	(0.80)	(1.00)
Year Ended 5/31/2018	$12.97	0.20	1.15	1.35	(0.20)	(0.48)	(0.68)
Year Ended 5/31/2017(f)	$12.34	0.07	0.60	0.67	(0.04)	—	(0.04)
Institutional 3 Class
Year Ended 5/31/2021	$12.50	0.22	5.34	5.56	(0.22)	(0.15)	(0.37)
Year Ended 5/31/2020(h)	$14.47	0.11	(2.02)(d)	(1.91)	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Value Strategies Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 5/31/2021	$17.67	45.16%	0.71%(c)	0.71%(c)	1.41%	29%	$5,055,717
Year Ended 5/31/2020	$12.48	1.07%	0.76%	0.74%	1.78%	19%	$3,589,152
Year Ended 5/31/2019	$12.83	1.62%	0.77%	0.77%	1.59%	20%	$2,849,432
Year Ended 5/31/2018	$13.64	10.41%	0.78%(e)	0.78%(e)	1.46%	21%	$3,137,590
Year Ended 5/31/2017(f)	$12.97	5.39%	0.82%(g)	0.82%(g)	1.43%(g)	97%	$2,471,575
Institutional 3 Class
Year Ended 5/31/2021	$17.69	45.20%	0.63%(c)	0.63%(c)	1.49%	29%	$3
Year Ended 5/31/2020(h)	$12.50	(13.14%)	0.66%(g)	0.64%(g)	1.84%(g)	19%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2021	25

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
26	Multi-Manager Value Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
Multi-Manager Value Strategies Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
May 31, 2021
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
28	Multi-Manager Value Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	686,321
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	5,356,544

*	Based on the ending daily outstanding amounts for the year ended May 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Multi-Manager Value Strategies Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
May 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.60% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
30	Multi-Manager Value Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class. In addition, effective October 1, 2020 through September 30, 2021, Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to that share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.09
Institutional 3 Class	0.01
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Multi-Manager Value Strategies Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
May 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through September 30, 2021
Institutional Class	0.74%
Institutional 3 Class	0.64
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective October 1, 2020 through September 30, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.01% for Institutional 3 Class of the average daily net assets attributable to Institutional 3 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, corporate actions, re-characterization of distributions for investments, earnings and profits distributed to shareholders on the redemption of shares and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(1,031,647)	(21,874,692)	22,906,339
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
59,463,569	42,397,740	101,861,309	52,373,226	64,269,328	116,642,554
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
32	Multi-Manager Value Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
46,660,177	221,076,595	—	1,482,937,877
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,560,565,280	1,543,484,140	(60,546,263)	1,482,937,877
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,183,943,649 and $1,259,118,801, respectively, for the year ended May 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,700,000	0.66	2
Lender	3,900,000	0.70	2
Multi-Manager Value Strategies Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
May 31, 2021
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market
34	Multi-Manager Value Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
Multi-Manager Value Strategies Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
May 31, 2021
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
36	Multi-Manager Value Strategies Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Multi-Manager Value Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Value Strategies Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Value Strategies Fund | Annual Report 2021	37

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
89.11%	85.04%	$296,508,074
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
38	Multi-Manager Value Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Multi-Manager Value Strategies Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
40	Multi-Manager Value Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Multi-Manager Value Strategies Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
42	Multi-Manager Value Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Multi-Manager Value Strategies Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
44	Multi-Manager Value Strategies Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Multi-Manager Value Strategies Fund | Annual Report 2021	45

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Multi-Manager Value Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN116_05_L01_(07/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eleven series of the registrant whose reports to stockholders are included in this annual filing. Fiscal Year 2020 also includes fees for one fund that merged during the period.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2021 and May 31, 2020 are approximately as follows:

20212020

$379,400     $394,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2021 and May 31, 2020 are approximately as follows:

2021	2020
$7,200	$21,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended May 31, 2021 and May 31, 2020, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2021 and May 31,

2020 are approximately as follows:

2021	2020
$0	$0

Tax Fees, if any, include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2021 and May 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2021 and May 31, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31,

2021 and May 31, 2020 are approximately as follows:

2021 2020

$520,000 $520,000

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2021 and May 31,

2020 are approximately as follows:

20212020

$527,200      $541,700

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	July 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	July 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	July 22, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	July 22, 2021